As filed with the Securities and Exchange Commission on March 28, 1996
                          Registration No. 2-79285

================================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, DC  20549

                                   FORM N-1A
           REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [ X ]

                        POST-EFFECTIVE AMENDMENT NO. 35

                                     and

        REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940 [ X ]

                                AMENDMENT NO. 36

                              THE ARCH FUND, INC.
               (Exact Name of Registrant as Specified in Charter)

                               3435 Stelzer Road
                             Columbus, Ohio  43219
                    (Address of Principal Executive Offices)

                 Registrant's Telephone Number:  (800) 551-3731

                          W. BRUCE MCCONNEL, III, Esq.
                             Drinker Biddle & Reath
                    1100 Philadelphia National Bank Building
                              1345 Chestnut Street
                     Philadelphia, Pennsylvania  19107-3496
                    (Name and Address of Agent for Service)

                                    Copy to:
                             Jon W. Bilstrom, Esq.
                       Mercantile Bank of St. Louis N.A.
                             One Mercantile Center
                           8th and Washington Streets
                              St. Louis, MO  63101

It is proposed that this filing will become effective (check appropriate box)

 [x]  immediately upon filing pursuant to paragraph (b)

 [ ]  on (date) pursuant to paragraph (b)

 [ ]  60 days after filing pursuant to paragraph (a)(1)

 [ ]  on (date) pursuant to paragraph (a)(1)

 [ ]  75 days after filing pursuant to paragraph (a)(2)

 [ ]  on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

 [ ] this post-effective amendment designates a new effective date for a previously filed post-effective amendment.


Pursuant to Rule 24f-2 under the Investment Company Act of 1940, Registrant has registered an indefinite number of shares under the Securities Act of 1933. Registrant filed a Rule 24f-2 Notice for the fiscal year ended November 30, 1995 on January 29, 1996. Registrant continues its election to register an indefinite number of shares pursuant to Rule 24f-2 under the Investment Company Act of 1940, as amended.

THIS POST-EFFECTIVE AMENDMENT RELATES SOLELY TO REGISTRANT'S MONEY MARKET, TREASURY MONEY MARKET, TAX-EXEMPT MONEY MARKET, GROWTH & INCOME EQUITY, EMERGING GROWTH, GOVERNMENT & CORPORATE BOND, U.S. GOVERNMENT SECURITIES, BALANCED, INTERNATIONAL EQUITY, SHORT-INTERMEDIATE MUNICIPAL, MISSOURI TAX-EXEMPT BOND AND KANSAS TAX-EXEMPT BOND PORTFOLIOS. ACCORDINGLY, THE PROSPECTUSES AND STATEMENT OF ADDITIONAL INFORMATION FOR REGISTRANT'S PROPOSED EQUITY INCOME, NATIONAL MUNICIPAL BOND AND SHORT-INTERMEDIATE CORPORATE BOND PORTFOLIOS ARE NOT INCLUDED IN THIS FILING.

                             CROSS REFERENCE SHEET
                             ---------------------
                                 (Trust Shares)

                        The ARCH Money Market Portfolio
                    The ARCH Treasury Money Market Portfolio
                   The ARCH Tax-Exempt Money Market Portfolio
                   The ARCH Growth & Income Equity Portfolio
                       The ARCH Emerging Growth Portfolio
                 The ARCH Government & Corporate Bond Portfolio
                 The ARCH U.S. Government Securities Portfolio
                          The ARCH Balanced Portfolio
                    The ARCH International Equity Portfolio
                The ARCH Short-Intermediate Municipal Portfolio
                  The ARCH Missouri Tax-Exempt Bond Portfolio
                   The ARCH Kansas Tax-Exempt Bond Portfolio



Form N-1A Part A Item                                                     Prospectus Caption
---------------------                                                     ------------------

1.       Cover Page . . . . . . . . . . . . . . . . . . . . . . . .          Cover Page

2.       Synopsis . . . . . . . . . . . . . . . . . . . . . . . . .          Expense Summary
                                                                             for Trust Shares

3.       Condensed Financial
           Information  . . . . . . . . . . . . . . . . . . . . . .          Certain Financial
                                                                             Information; Financial
                                                                             Highlights; Yields and Total
                                                                             Returns

4.       General Description
           of Registrant  . . . . . . . . . . . . . . . . . . . . .          Highlights; Investment
                                                                             Objectives, Policies and Risk
                                                                             Considerations;  Other
                                                                             Information Concerning
                                                                             the Fund and Its Shares

5.       Management of the Fund . . . . . . . . . . . . . . . . . .          Management of the Fund

5A.      Management's Discussion of
           Fund Performance . . . . . . . . . . . . . . . . . . . .          Inapplicable

6.       Capital Stock and
           Other Securities . . . . . . . . . . . . . . . . . . . .          How to Purchase and
                                                                             Redeem Shares; Dividends
                                                                             and Distributions;
                                                                             Taxes; Other Information
                                                                             Concerning the Fund
                                                                             and Its Shares

7.       Purchase of Securities
           Being Offered  . . . . . . . . . . . . . . . . . . . . .          How to Purchase and
                                                                             Redeem Shares

8.       Redemption or Repurchase . . . . . . . . . . . . . . . . .          How to Purchase and
                                                                             Redeem Shares

9.       Pending Legal Proceedings  . . . . . . . . . . . . . . . .          Inapplicable


                     THE ARCH FUND(R), INC.


                          TRUST SHARES


           The ARCH Fund, Inc. is an open-end, management investment company authorized to issue Shares in twelve investment portfolios. This Prospectus describes the Trust Shares in each of those portfolios. Trust Shares are offered to financial institutions acting on their own behalf or on behalf of certain qualified accounts.

           THE ARCH MONEY MARKET PORTFOLIO'S investment objective is to seek current income with liquidity and stability of principal. The Portfolio invests substantially all of its assets in a broad range of "money market" instruments.

           THE ARCH TREASURY MONEY MARKET PORTFOLIO'S investment objective is to seek a high level of current income exempt from state income tax consistent with liquidity and security of principal. The Portfolio invests in selected obligations issued by the U.S. Government (or its agencies and instrumentalities) that are guaranteed as to principal and interest by the U.S. Government, the interest income on which is generally exempt from state income tax.

           THE ARCH TAX-EXEMPT MONEY MARKET PORTFOLIO'S investment objective is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The Portfolio invests substantially all of its assets in short-term tax-exempt obligations and tax-exempt derivative securities.

           THE ARCH GROWTH & INCOME EQUITY PORTFOLIO'S investment objective is to provide long-term capital growth, with income a secondary consideration. The Portfolio normally invests substantially all of its assets in common stock, preferred stock, rights, warrants, and securities convertible into common stock.

           THE ARCH EMERGING GROWTH PORTFOLIO'S investment objective is capital appreciation. Current income is an incidental consideration in the selection of portfolio securities. The Portfolio normally invests primarily in common stock of emerging or established small- to medium-sized companies with above-average potential for price appreciation.

           THE ARCH GOVERNMENT & CORPORATE BOND PORTFOLIO'S investment objective is to seek the highest level of current income consistent with conservation of capital. The Portfolio normally invests at least 65% of its assets in fixed-income and related debt securities rated "A" or better or in securities deemed comparable in quality.


           THE ARCH U.S. GOVERNMENT SECURITIES PORTFOLIO'S investment objective is to seek a high rate of current income that is consistent with relative stability of principal. The Portfolio invests in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities and repurchase agreements relating to such obligations.

           THE ARCH BALANCED PORTFOLIO'S investment objective is to maximize total return through a combination of growth of capital and current income consistent with the preservation of capital. The Portfolio uses a disciplined approach of allocating assets primarily among three major asset groups, i.e. equity securities, fixed-income securities and cash equivalents.


           THE ARCH INTERNATIONAL EQUITY PORTFOLIO'S investment objective is to provide capital growth consistent with reasonable investment risk by investing primarily in foreign equity securities, most of which will be denominated in foreign currencies. During normal market conditions, the Portfolio will invest substantially all of its assets in securities of companies which derive more than 50% of their gross revenues from, or have more than 50% of their assets outside, the United States.


           THE ARCH SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO'S investment objective is to seek as high a level of current income, exempt from regular federal income tax, as is consistent with preservation of capital. The Portfolio normally invests substantially all of its assets in investment-grade municipal obligations. The Portfolio's dollar-weighted average maturity will be between two and five years.

           THE ARCH MISSOURI TAX-EXEMPT BOND PORTFOLIO'S investment objective is to seek as high a level of interest income exempt from federal income tax as is consistent with conservation of capital. The Portfolio normally invests substantially all of its assets in investment grade municipal obligations having remaining maturities of up to 30 years. Under normal market conditions, substantially all of the Portfolio's assets are expected to be invested in municipal obligations that are also exempt from Missouri income tax.

           THE ARCH KANSAS TAX-EXEMPT BOND PORTFOLIO'S investment objective is to seek as high a level of current income exempt from federal income tax as is consistent with conservation of capital. The Portfolio intends normally to invest substantially all of its assets in investment grade municipal obligations having remaining maturities of up to 30 years. Under normal market conditions, substantially all of the Portfolio's assets are expected to be invested in municipal obligations that are also exempt from Kansas income tax and the local intangibles tax.

           Mississippi Valley Advisors Inc. ("MVA" or the "Adviser"), a wholly-owned subsidiary of Mercantile Bank of St. Louis National Association ("Mercantile"), acts as investment adviser for the Portfolios. Mercantile serves as custodian; BISYS Fund Services Ohio, Inc. (the "Administrator") serves as administrator; and BISYS Fund Services (the "Distributor") serves as sponsor and distributor. In addition, Clay Finlay, Inc. ("Clay Finlay" or the "Sub-Adviser") serves as sub-investment adviser for the International Equity Portfolio.

           This Prospectus sets forth concisely certain information about the Portfolios that prospective investors should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Portfolios, contained in a Statement of Additional Information dated March 28, 1996, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. An investor may obtain the Statement of Additional Information without charge by writing the Fund at P.O. Box 78069, St. Louis, Missouri 63178 or by calling 1-800-551-3731.

           An investment in the Money Market Portfolio, Treasury Money Market Portfolio or Tax-Exempt Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. THERE CAN BE NO ASSURANCE THAT ANY OF THESE PORTFOLIOS WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


           Portfolio Shares are not bank deposits, are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency, and are not the obligations of or guaranteed or otherwise supported by any bank. An investment in the Portfolios involves investment risk, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                         MARCH 28, 1996

                           HIGHLIGHTS


           The ARCH Fund, Inc. (the "Fund") is an open-end, management investment company (commonly known as a mutual fund) registered under the Investment Company Act of 1940, as amended. The Fund offers investment opportunities in twelve investment portfolios: the ARCH MONEY MARKET, TREASURY MONEY MARKET AND TAX-EXEMPT MONEY MARKET PORTFOLIOS (the "Money Market Portfolios") and the ARCH GROWTH & INCOME EQUITY, EMERGING GROWTH, GOVERNMENT & CORPORATE BOND, U.S. GOVERNMENT SECURITIES, BALANCED, INTERNATIONAL EQUITY, SHORT-INTERMEDIATE MUNICIPAL, MISSOURI TAX-EXEMPT BOND AND KANSAS TAX-EXEMPT BOND PORTFOLIOS (the "Equity and Bond Portfolios" and, together with the Money Market Portfolios, the "Portfolios"). Each Portfolio represents a separate pool of assets with different investment objectives and policies (as described below under "Investment Objectives, Policies and Risk Considerations"). MVA serves as Adviser, Mercantile as Custodian, BISYS Fund Services Ohio, Inc. as Administrator and BISYS Fund Services as sponsor and Distributor. In addition, Clay Finlay serves as Sub- Adviser for the International Equity Portfolio. (For information on expenses, fee waivers, and services, see "Certain Financial Information," "Financial Highlights" and "Management of the Fund.")

           The following information generally describes the Portfolios and their investment objectives. There can be no assurance that the Portfolios will be able to achieve their respective investment objectives.

           The Money Market Portfolios each seek to maintain a net asset value of $1.00 per Share. Each Money Market Portfolio's assets are invested in dollar-denominated debt securities with remaining maturities of 397 days (13 months) or less as defined by the Securities and Exchange Commission, and each Money Market Portfolio's dollar-weighted average portfolio maturity will not exceed 90 days. All securities acquired by these Money Market Portfolios will be determined by MVA, under guidelines approved by the Fund's Board of Directors, to present minimal credit risks and to be rated in the highest category (or deemed comparable in quality) at the time of purchase. There can be no assurance that the Money Market Portfolios will be able to achieve a stable net asset value on a continuous basis.


           The Government & Corporate Bond and U.S. Government Securities Portfolios are designed for investors who seek higher current income than is typically offered by money market funds and who are willing to accept a variable Share value to achieve that objective.

           The Growth & Income Equity, Emerging Growth and Balanced Portfolios are designed for investors who seek capital growth, and who are prepared to accept the risks associated with equity securities.

           The International Equity Portfolio is designed for investors who seek capital growth, wish to diversify their investments beyond the United States, and are prepared to accept the risks entailed in such investments. These risks may be greater than those associated with equity securities of companies located in the United States.


           The Short-Intermediate Municipal Portfolio is designed for investors who seek a yield that is higher than a municipal money market fund with less principal volatility than is normally associated with a long-term municipal bond fund.

           The Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios are designed for investors who seek a higher rate of return than that typically offered by tax-exempt money market funds and who are willing to accept a variable Share value to achieve that objective.

           The Tax-Exempt Money Market, Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios seek to provide income exempt from federal tax. In addition, the Missouri Tax-Exempt Bond Portfolio seeks to provide income that is also exempt from Missouri income tax and the Kansas Tax-Exempt Bond Portfolio seeks to provide income that is also exempt from Kansas income tax and the local intangibles tax.

           Investors should note that one or more of the Portfolios may, subject to their investment policies and limitations, purchase variable and floating rate instruments, revenue bonds, private activity bonds and municipal lease obligations, enter into repurchase agreements and reverse repurchase agreements, make securities loans, acquire the securities of foreign issuers, invest in options and futures, and make limited investments in illiquid securities and securities issued by other investment companies. These investment practices involve investment risks of varying degrees. The Equity and Bond Portfolios may engage in short-term trading, which may also involve greater risk and increase such Portfolios' expenses. The International Equity Portfolio will invest principally in foreign equity securities, most of which will be denominated in foreign currencies. The other Portfolios do not invest in instruments denominated in foreign currencies (except that the Growth & Income Equity, Emerging Growth, and Balanced Portfolios may invest in certain Canadian securities). The Tax-Exempt Money Market, Short- Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax- Exempt Bond Portfolios may, under certain conditions, make limited investments in securities the income from which may be subject to federal income tax. See "Investment Objectives, Policies and Risk Considerations" below and the Statement of

Additional Information under "Investment Objectives and Policies."

           The Fund offers investors the opportunity to invest in a variety of professionally managed investments without having to become involved with detailed management, accounting and safekeeping procedures normally related to direct investments in securities. The Portfolios also offer the economic advantages of block trading in securities and the availability of a family of twelve mutual funds should an investor's investment goals change.


           For information on purchasing, exchanging or redeeming Trust Shares of the Portfolios, please see "How to Purchase and Redeem Shares" below.

                  CERTAIN FINANCIAL INFORMATION


           Shares of the Money Market, Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced and International Equity Portfolios have been classified into four classes of Shares -- Trust Shares, Institutional Shares, Investor A Shares and Investor B Shares. Shares of the Treasury Money Market Portfolio have been classified into three classes of Shares -- Trust Shares, Institutional Shares and Investor A Shares. Shares of the Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios have been classified into three classes of Shares -- Trust Shares, Investor A Shares and Investor B Shares. Shares of the Tax-Exempt Money Market and Short-Intermediate Municipal Portfolios have been classified into two classes of Shares -- Trust Shares and Investor A Shares. Shares of each class in a Portfolio represent equal, pro rata interests in the investments held by that Portfolio and are identical in all respects, except that Shares of each class bear separate distribution and/or shareholder administrative servicing fees and certain other operating expenses, and enjoy certain exclusive voting rights on matters relating to these fees. (See "Other Information Concerning the Fund and Its Shares," "Management of the Fund -- Administrative Services Plan," and "Management of the Fund -- Custodian, Sub-Custodian and Transfer Agent" below.) As a result of payments for distribution and/or shareholder administrative servicing fees and certain other operating expenses that may be made in differing amounts, the net investment income of Trust Shares, Institutional Shares, Investor A Shares and/or Investor B Shares in a Portfolio can be expected, at any given time, to be different.

           The Tax-Exempt Money Market Portfolio and Missouri Tax- Exempt Bond Portfolio commenced operations on July 10, 1986 and July 15, 1988, respectively, as separate investment portfolios (the "Predecessor Tax-Exempt Money Market Portfolio" and "Predecessor Missouri Tax-Exempt Bond Portfolio", respectively) of The ARCH Tax-Exempt Trust (the "Trust"), which was organized as a Massachusetts business trust. On October 2, 1995, the Predecessor Tax-Exempt Money Market Portfolio and the Predecessor Missouri Tax-Exempt Bond Portfolio were reorganized as new portfolios of the Fund. Prior to the reorganization, these Predecessor Portfolios offered and sold shares of beneficial interest that were similar to the Fund's Trust Shares, Investor A Shares and Investor B Shares.

                EXPENSE SUMMARY FOR TRUST SHARES



                                                    TREASURY    TAX-EXEMPT     GROWTH &                GOV'T &
                                      MONEY         MONEY       MONEY          INCOME      EMERGING    CORPORATE   U.S. GOV'T
                                      MARKET        MARKET      MARKET         EQUITY      GROWTH      BOND        SECURITIES
                                      PORTFOLIO     PORTFOLIO   PORTFOLIO      PORTFOLIO   PORTFOLIO   PORTFOLIO   PORTFOLIO
                                      ---------     ---------   ---------      ---------   ---------   ---------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)..................      .00%          .00%        .00%          .00%        .00%        .00%         .00%

ANNUAL PORTFOLIO OPERATING
 EXPENSES
 (as a percentage of average
 net assets)
 Investment Advisory Fees (net
   of fee waivers).................      .35%(2)       .35%(2)     .35%(2)       .55%        .75%        .45%         .45%
 12b-1 Fees .......................      .00%          .00%        .00%          .00%        .00%        .00%         .00%
 Other Expenses (including
   administration fees,
   administrative services
   fees and other expenses)
   (net of fee waivers and
   expense reimbursements)(3),(4)..      .24%          .25%        .17%          .20%        .21%        .20%         .22%
                                         ---            ---        ---           ---         ---         ---          ---
Total Portfolio Operating
   Expenses (net of fee waivers
   and expense reimbursements)(4)..      .59%          .60%        .52%          .75%        .96%        .65%         .67%
                                         ===           ===         ===           ===         ===         ===          ===

                                                                       SHORT-        MISSOURI      KANSAS
                                                         INTER-        INTER-        TAX-          TAX-
                                                         NATIONAL      MEDIATE       EXEMPT        EXEMPT
                                           BALANCED      EQUITY        MUNICIPAL     BOND          BOND
                                           PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO     PORTFOLIO
                                           ---------     ---------     ---------     ---------     ----------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price)...................         .00%          .00%           .00%         .00%          .00%

ANNUAL PORTFOLIO OPERATING
 EXPENSES
 (as a percentage of average
 net assets)
 Investment Advisory Fees (net
   of fee waivers).................          .75%          .75%(2)        .00%(2)      .45%          .00%(2)
 12b-1 Fees .......................          .00%          .00%           .00%         .00%          .00%
 Other Expenses (including
   administration fees,
   administrative services
   fees and other expenses)
   (net of fee waivers and
   expense reimbursements)(3),(4)...         .22%          .41%           .30%        .19%           .43%
                                             ---          ----            ---         ---            ---
Total Portfolio Operating
   Expenses (net of fee waivers
   and expense reimbursements)(4)...         .97%         1.16%           .30%        .64%           .43%
                                             ===          ====            ===         ===            ===

(1)    The Kansas Tax-Exempt Bond Portfolio intends to commence operations in
       1997.

(2) Without fee waivers, investment advisory fees would be .40%, .40%, .40%, 1.00%, .55% and .45% for the Money Market, Treasury Money Market, Tax-Exempt Money Market, International Equity, Short-Intermediate Municipal and Kansas Tax-Exempt Bond Portfolios, respectively.

(3) Without fee waivers, administration fees would be .10% for the Tax-Exempt Money Market Portfolio and .20% for each other Portfolio. Administrative services fees are payable at an annual rate not to exceed .25% for the Money Market Portfolios and .30% for the Equity and Bond Portfolios.

(4) Without fee waivers and/or expense reimbursements, Other Expenses would be .34%, .35%, .22%, .30%, .31%, .30%, .32%, .32%, .46%, .40%, .29% and
       .53% and Total Portfolio Operating Expenses would be .74%, .75%, .62%, .85%, 1.06% .75%, .77%, 1.07%, 1.46%, .95%, .74% and .98% for the Money
       Market, Treasury Money Market, Tax-Exempt Money Market, Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced, International Equity, Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios, respectively.

EXAMPLE                                                       1 YEAR        3 YEARS     5 YEARS      10 YEARS
-------                                                       ------        -------     -------      --------
  You would pay the following
  expenses on a $1,000 investment,
  assuming (1) a 5% annual return
  and (2) redemption at the end of
  each period:
   Money Market Portfolio.............................         $  6           $ 19        $ 33          $ 74
   Treasury Money Market Portfolio....................         $  6           $ 19        $ 33          $ 75
   Tax-Exempt Money Market Portfolio..................         $  5           $ 17        $ 29          $ 65
   Growth & Income Equity Portfolio...................         $  8           $ 24        $ 42          $ 93
   Emerging Growth Portfolio..........................         $ 10           $ 31        $ 53          $118
   Government & Corporate Bond Portfolio..............         $  7           $ 21        $ 36          $ 81
   U.S. Government Securities Portfolio...............         $  7           $ 21        $ 37          $ 83
   Balanced Portfolio.................................         $ 10           $ 31        $ 54          $119
   International Equity Portfolio.....................         $ 12           $ 37        $ 64          $141
   Short-Intermediate Municipal Portfolio.............         $  3           $ 10        $ 17          $ 38
   Missouri Tax-Exempt Bond Portfolio.................         $  7           $ 20        $ 36          $ 80
   Kansas Tax-Exempt Bond Portfolio...................         $  4           $ 14        $ N/A         $N/A

           THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. Information about the actual performance of all of the Portfolios is contained in the Fund's Annual Report to Shareholders dated November 30, 1995 which may be obtained without charge by contacting the Fund at the address or telephone number provided on the cover page of this Prospectus.

           The purpose of the foregoing tables is to assist in understanding the various costs and expenses that an investor in a Portfolio's Trust Shares will bear directly or indirectly. The information contained in such tables for the Money Market, Treasury Money Market, Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced and International Equity Portfolios is based on expenses incurred by each of these Portfolios during the last fiscal year with respect to its Trust Shares. The information contained in such tables for the Tax-Exempt Money Market, Short-Intermediate Municipal and Missouri Tax-Exempt Bond Portfolios is based on expenses incurred by each of these Portfolios during the last fiscal year, restated to reflect the expenses that each such Portfolio expects to incur during the current fiscal year with respect to its Trust Shares. Such information with respect to the Kansas Tax-Exempt Bond Portfolio is based on expenses the Portfolio expects to incur during the current fiscal year with respect to such Shares. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information.) The Tables and Examples have not been audited by the Fund's independent auditors and do not reflect any charges that may be imposed by financial institutions on their customers.

                      FINANCIAL HIGHLIGHTS


           The "Financial Highlights" in the following tables supplement the Fund's financial statements, which are contained in the Fund's Annual Report to Shareholders dated November 30, 1995 and incorporated by reference into the Statement of Additional Information, and set forth certain historic results for Trust Shares of each Portfolio. The data for the years ended November 30, 1989 through 1995, and with respect to the Tax- Exempt Money Market and Missouri Tax-Exempt Bond Portfolios (and their Predecessor Portfolios), for the six-month period ended November 30, 1995 and each of the years or periods ended May 31, 1990 through 1995, has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report insofar as it relates to each of the years or periods in the five-year period ended November 30, 1995 (the six-month period ended November 30, 1995 and each of the years or periods in the five-year period ended May 31, 1995 with respect to the Tax-Exempt Money Market and Missouri Tax-Exempt Bond Portfolios (and their Predecessor Portfolios)) on the financial statements containing such information is incorporated by reference into the Statement of Additional Information. The data for the years ended November 30, 1986 through 1988 and with respect to the Predecessor Tax- Exempt Money Market and Predecessor Missouri Tax-Exempt Bond Portfolios, for the years ended May 31, 1989 and 1988 and the period ended May 31, 1987, were derived from financial statements audited by the Fund's and the Trust's prior auditors. Further information about the performance of the Portfolios is available in the Fund's Annual Report. Both the Statement of Additional Information and the Annual Report may be obtained free of charge by contacting the Fund at the address or telephone number provided on the front cover page of this Prospectus.

                             Money Market Portfolio
               (For a Share(a) outstanding throughout each period)


                                                            Year Ended November 30,
                               ----------------------------------------------------------------------------------
                                1995           1994           1993           1992         1991(a)
                                ----           ----           ----           ----         --------
                                Trust          Trust         Trust          Trust          Trust
                               Shares         Shares         Shares         Shares         Shares          1990
                               ------         ------        --------       --------       --------       --------
Net Asset Value,
  Beginning of Period ...     $   1.00       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                              --------       --------       --------       --------       --------       --------

Investment Activities
  Net investment income .        0.054          0.035          0.026          0.034          0.058          0.078
                              --------       --------       --------       --------       --------       --------

Distributions
  Net investment income .       (0.054)        (0.035)        (0.026)        (0.034)        (0.058)        (0.078)
                              --------       --------       --------       --------       --------       --------

Net Asset Value,
  End of Period .........     $   1.00       $   1.00       $   1.00       $   1.00       $   1.00       $   1.00
                              ========       ========       ========       ========       ========       ========

Total Return ............         5.52%          3.55%          2.72%          3.44%          5.95%          8.08%

Ratios/Supplemental Data:
Net Assets at end
  of period (000) .......     $698,131       $544,952       $621,717       $574,941       $700,474       $896,903

Ratio of expenses to
  average net assets
  (including waivers) ...         0.59%          0.61%          0.59%          0.57%          0.59%          0.55%

Ratio of net investment
  income to average net
  assets (including
  waivers) ..............         5.38%          3.45%          2.70%          3.44%          5.81%          7.77%

Ratio of expenses to
  average net assets
  (before waivers)* .....         0.74%          0.93%          0.80%          0.71%          0.67%          0.60%

Ratio of net investment
  income to average net
  assets (before
  waivers)* .............         5.23%          3.13%          2.49%          3.30%          5.73%          7.72%


                                1989           1988              1987              1986
                                ----           ----              ----              ----
Net Asset Value,
  Beginning of Period ...     $   1.00       $   1.00          $   1.00          $   1.00
                              --------       --------          --------          --------

Investment Activities
  Net investment income .        0.088          0.071             0.062             0.065
                              --------       --------          --------          --------

Distributions
  Net investment income .       (0.088)        (0.071)           (0.062)           (0.065)
                              --------       --------          --------          --------

Net Asset Value,
  End of Period .........     $   1.00       $   1.00          $   1.00          $   1.00
                              ========       ========          ========          ========

Total Return ............         9.21%          7.33%(b)          6.40%(b)          6.70%(b)

Ratios/Supplemental Data:
Net Assets at end
  of period (000) .......     $661,145       $289,764          $220,944          $179,224

Ratio of expenses to
  average net assets
  (including waivers) ...         0.45%          0.45%             0.45%             0.45%

Ratio of net investment
  income to average net
  assets (including
  waivers) ..............         8.82%          7.12%             6.22%             6.49%

Ratio of expenses to
  average net assets
  (before waivers)* .....         0.60%          0.58%             0.68%             0.66%

Ratio of net investment
  income to average net
  assets (before
  waivers)* .............         8.67%          6.99%             5.99%             6.26%



* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) As of December 1, 1990, the Portfolio designated existing Shares as "Investor" Shares. In addition, on December 1, 1990, the Portfolio issued a second series of Shares which were designated as "Trust" Shares. The financial highlights presented for periods prior to December 1, 1990 are financial highlights applicable to Investor Shares. On September 27, 1994 the Portfolio redesignated the Investor Shares as "Investor A" Shares.

(b)    Unaudited.

                         Treasury Money Market Portfolio
               (For a Share(b) outstanding throughout each period)

                                                                                                               December 2, 1991
                                                              Year Ended November 30,                           to November 30,
                                         ----------------------------------------------------------------
                                             1995                    1994                   1993                  1992(a)(b)
                                             ----                    ----                   ----               ----------------
                                         Trust Shares            Trust Shares           Trust Shares             Trust Shares
                                         ------------            ------------           ------------             ------------
Net Asset Value,
  Beginning of Period ...........          $   1.00                $   1.00                $   1.00                $   1.00
                                           --------                --------                --------                --------

Investment Activities
  Net investment income .........             0.050                   0.033                   0.026                   0.034
                                           --------                --------                --------                --------

Distributions
  Net investment income .........            (0.050)                 (0.033)                 (0.026)                 (0.034)
                                           --------                --------                --------                --------

Net Asset Value, End of Period ..          $   1.00                $   1.00                $   1.00                $   1.00
                                           ========                ========                ========                ========

Total Return ....................              5.12%                   3.38%                   2.67%                   3.16%(c)

Ratios/Supplemental Data:
Net Assets at end of period (000)          $252,780                $242,099                $256,503                $229,288

Ratio of expenses to average net
  assets (including waivers) ....              0.60%                   0.49%                   0.41%                   0.28%(d)

Ratio of net investment income to
  average net assets (including
  waivers) ......................              5.01%                   3.26%                   2.64%                   3.35%(d)

Ratio of expenses to average net
  assets (before waivers)* ......              0.75%                   0.94%                   0.85%                   0.72%(d)

Ratio of net investment income to
  average net assets (before
  waivers)* .....................              4.86%                   2.82%                   2.21%                   2.91%(d)

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


(a)    Period from commencement of operations.


(b) On December 2, 1991, the Portfolio issued a series of Shares which were designated as "Trust" Shares. In addition, on April 20, 1992, the Portfolio issued a second series of Shares which were designated as "Investor" Shares. On September 27, 1994, the Portfolio redesignated Investor Shares as "Investor A" Shares.

(c)    Not Annualized.

(d)    Annualized.

                      Tax-Exempt Money Market Portfolio(a)
               (For a Share(b) outstanding throughout each period)

                                  Six Months
                                    Ended                                    Year Ended May 31,
                                 November 30,          ----------------------------------------------------------
                                    1995(f)              1995            1994              1993             1992
                                   --------            --------         --------         --------         --------
                                    Trust               Trust           Trust             Trust            Trust
                                    Shares              Shares          Shares            Shares           Shares
                                   --------            --------         --------         --------         --------
Net Asset Value,
  Beginning of Period ..........   $   1.00            $   1.00         $   1.00         $   1.00         $   1.00
                                   --------            --------         --------         --------         --------

Investment Activities
  Net investment income ........      0.016               0.029            0.020            0.021            0.034
                                   --------            --------         --------         --------         --------
Distributions
  Net investment income ........     (0.016)             (0.029)          (0.020)          (0.021)          (0.034)
                                   --------            --------         --------         --------         --------

Net Asset Value, End of
  Period .......................   $   1.00            $   1.00         $   1.00         $   1.00         $   1.00
                                   ========            ========         ========         ========         ========

Total Return ...................       1.57%(d)            2.93%            1.97%            2.16%            3.44%


Ratios/Supplemental Data:
Net Assets at end of
  period (000) .................   $ 78,031            $ 85,324         $112,594         $137,602         $126,079


Ratio of expenses to
  average net asset
  (including waivers) ..........       0.70%(e)            0.61%            0.52%            0.52%            0.59%


Ratio of net investment
  income to average net
  assets (including waivers) ...       3.10%(e)            2.87%            1.95%            2.13%            3.38%


Ratio of expenses to average
  net assets (before
  waivers)* ....................       0.75%(e)            0.70%            0.86%            0.62%            0.69%


Ratio of net investment
  income to average net
  assets (before
  waivers)* ....................       3.05%(e)            2.78%            1.61%            2.03%            3.28%


                                                                                                        Period
                                                       Year Ended May 31,                               Ended
                                   -----------------------------------------------------------          May 31,
                                   1991(b)           1990(b)          1989(b)          1988(b)        1987(a),(b)
                                   --------         --------         --------         --------        -----------
                                    Trust            Trust            Trust            Trust          Portfolio
                                    Shares           Shares           Shares           Shares           Shares
                                   --------         --------         --------         --------        -----------
Net Asset Value,
  Beginning of Period ..........   $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   --------         --------         --------         --------         --------

Investment Activities
  Net investment income ........      0.031            0.056            0.056            0.043            0.036
                                   --------         --------         --------         --------         --------
Distributions
  Net investment income ........     (0.031)          (0.056)          (0.056)          (0.043)          (0.036)
                                   --------         --------         --------         --------         --------

Net Asset Value, End of
  Period .......................   $   1.00         $   1.00         $   1.00         $   1.00         $   1.00
                                   ========         ========         ========         ========         ========

Total Return ...................       2.25%            5.71%            5.74%            4.35%            3.80%(d)


Ratios/Supplemental Data:
Net Assets at end of
  period (000) .................   $137,847         $132,407         $ 70,153         $ 72,120         $147,799


Ratio of expenses to
  average net asset
  (including waivers) ..........       0.58%            0.51%            0.45%            0.45%            0.37%(c),(e)


Ratio of net investment
  income to average net
  assets (including waivers) ...       4.65%            5.57%            5.59%            4.27%            4.02%(c),(e)


Ratio of expenses to average
  net assets (before
  waivers)* ....................       0.68%            0.61%            0.63%            0.60%            0.62%(c),(e)


Ratio of net investment
  income to average net
  assets (before
  waivers)* ....................       4.55%            5.47%            5.41%            4.12%            3.77%(c),(e)


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) The Portfolio commenced operations on July 10, 1986 as a portfolio of The ARCH Tax-Exempt Trust. On October 2, 1995, it was reorganized as a new portfolio of the Fund.

(b) "Trust" Shares were originally issued as "Money" Shares. As of September 28, 1990, the Portfolio issued a second series of Shares which were designated as "Trust" Shares. The financial highlights presented for periods prior to September 28, 1990 are financial highlights applicable to Money Shares.

(c)  Includes waiver of sub-advisory fees for the period ended May 31, 1987.

(d)  Not Annualized.

(e)  Annualized.

(f) Upon its reorganization as a portfolio of the Fund, the Portfolio changed its fiscal year-end from May 31 to November 30.

                Growth & Income Equity Portfolio
           (For a Share(a) outstanding throughout each period)

                                               Year Ended November 30,
                                   1995            1994         1993         1992
                                   ----            ----         ----         ----
                                  Trust           Trust         Trust        Trust
                                  Shares          Shares        Shares       Shares
                                  ------          ------        ------       ------
Net Asset Value,
  Beginning of Period .......   $   12.72       $   14.74      $   14.49     $   12.33
                                ---------       ---------      ---------     ---------

Investment Activities
  Net investment income .....        0.27            0.22           0.25          0.24
  Net realized and
  unrealized gains
  (losses) from
  investments ...............        3.74           (0.17)          1.06          2.25
                                ---------      ----------     ----------     ---------


  Total from
Investment
  Activities ................        4.01            0.05           1.31          2.49
                                ---------      ----------     ----------     ---------


Distributions
  Net investment income .....       (0.27)          (0.21)         (0.25)        (0.26)
  Net realized gains ........       (0.14)          (0.18)         (0.81)        (0.07)
  In excess of net
   realized gains ...........                       (1.68)
                                ---------       ---------      ---------     ---------

   Total Distributions ......       (0.41)          (2.07)         (1.06)        (0.33)
                                ---------       ---------      ---------     ---------

Net Asset Value,
  End of Period .............   $   16.32       $   12.72      $   14.74     $   14.49
                                =========       =========      =========     =========

Total Return ................       32.27%           0.36%          9.65%        20.59%

Ratios/Supplemental
 Data:
Net Assets at end of
  period (000) ..............   $ 286,546       $ 235,955      $ 238,771     $ 232,967

Ratio of expenses to
  average net assets ........        0.75%           0.75%          0.74%         0.71%

Ratio of net investment
  income to average net
  assets ....................        1.89%           1.72%          1.74%         1.94%

Ratio of expenses to
  average net assets
  (before waivers)* .........        0.85%           1.15%          0.96%         0.85%

Ratio of net investment
  income to  average
  net assets (before
  waivers)* .................        1.79%           1.32%          1.52%         1.80%

Portfolio turnover ..........       58.50%             65%            41%           79%


                                                                              June 2,
                                  1991(a)                                      1988
                                ---------                                       to
                                  Trust                                     November 30,
                                 Shares            1990           1989        1988(b)
                                ---------       ---------      ---------     ---------
Net Asset Value,
  Beginning of Period .......   $   12.24       $   12.41      $   10.25     $   10.00
                                ---------       ---------      ---------     ---------

Investment Activities
  Net investment income .....        0.22            0.39           0.41          0.28
  Net realized and
  unrealized gains
  (losses) from
  investments ...............        0.03           (0.56)          2.29          0.06
                                ---------       ---------      ---------     ---------

Total from
Investment Activities .......        0.25           (0.17)          2.70          0.34
                                ---------       ---------      ---------     ---------

Distributions
 Net investment income ......       (0.16)          (0.39)         (0.51)        (0.09)
  Net realized gains                                (0.63)         (0.03)
  In excess of net
   realized gains
                                ---------       ---------      ---------     ---------

   Total Distributions ......       (0.16)          (1.02)         (0.54)        (0.09)
                                ----------      ---------      ---------     ---------

Net Asset Value,
  End of Period .............   $   12.33       $   11.22      $   12.41     $   10.25
                                =========       =========      =========     =========

Total Return ................       17.39%         (1.36)%         27.11%         3.45%(c),(d)

Ratios/Supplemental
 Data:
Net Assets at end of
  period (000) ..............   $ 139,021      $  20,116       $  17,892        10,890

Ratio of expenses to
  average net assets ........        0.27%          0.35%           0.42%         0.41%(e)

Ratio of net investment
  income to average net
  assets ....................        2.56%          3.42%           3.69%         5.62%(e)

Ratio of expenses to
  average net assets
  (before waivers)* .........        0.91%          1.00%           1.07%         1.12%(e)

Ratio of net investment
  income to  average
  net assets (before
  waivers)* .................        1.92%          2.77%           3.04%         4.91%(e)

Portfolio turnover ..........          78%           227%            133%           30%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) As of December 1, 1990, the Portfolio designated the existing series of Shares as "Investor" Shares. In addition, on April 1, 1991, the Portfolio issued a second series of Shares which were designated as "Trust" Shares. The financial highlights presented for the periods prior to December 1, 1990 are financial highlights applicable to Investor Shares. On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares.


(b)  Period from commencement of operations.

(c)  Unaudited.


(d)  Not Annualized.

(e)  Annualized.

                  Government & Corporate Bond Portfolio
           (For a Share(a) outstanding throughout each period)

                                         Year Ended November 30,
                           -----------------------------------------------------------------------------------    June 15
                             1995       1994        1993        1992       1991(a)                                1988 to
                           -------    -------     -------     -------      -------                               November
                            Trust      Trust       Trust       Trust        Trust                                   30,
                           Shares     Shares      Shares       Shares       Shares        1990          1989      1988(b)
                           -------    -------     -------     -------      -------       -------       -------    -------
Net Asset Value,
  Beginning of Period ..    $  9.64    $ 10.65     $ 10.26     $ 10.15     $  9.84        $ 10.12      $  9.91     $ 10.00
                           --------   --------    --------    --------     -------        -------      -------     -------
Investment Activities
  Net investment
   income ..............       0.64       0.63        0.68        0.70        0.64           0.84         0.89        0.39
  Net realized and
   unrealized gains
   (losses) from
   investments .........       0.89      (0.94)       0.39        0.11        0.31          (0.41)        0.22        (0.13)
                           --------   --------    --------    --------     -------        -------      -------       -------

  Total from
   Investment
   Activities ..........       1.53      (0.31)       1.07        0.81        0.95           0.43         1.11          0.26
                           --------   --------    --------    --------     -------        -------      -------       -------

Distributions
  Net investment
   income ..............      (0.64)     (0.63)      (0.68)      (0.70)      (0.64)         (0.84)       (0.90)        (0.35)
  In excess of net
   realized gains ......                 (0.07)
                           --------   --------    --------    --------     -------        -------      -------       -------

   Total

   Distributions .......      (0.64)     (0.70)      (0.68)      (0.70)      (0.64)         (0.84)       (0.90)        (0.35)
                           --------   --------    --------    --------     -------        -------      -------       -------

Net Asset Value, End
   of Period ...........    $ 10.53    $  9.64     $ 10.65     $ 10.26     $ 10.15        $  9.71      $ 10.12       $  9.91
                           ========   ========    ========    ========     =======        =======      =======       =======

Total Return ...........      16.31%     (3.03)%     10.55%       8.14%      13.04%          4.96%       11.79%         2.66%(c)(d)

Ratios/Supplemental
  Data:
Net Assets at end of
  period (000) .........   $127,741   $132,577    $149,674    $135,404     $89,975        $11,005      $10,327       $ 7,483
Ratio of expenses to
  average net assets
  (including waivers) ..       0.65%      0.65%       0.65%       0.63%       0.36%          0.53%        0.44%         0.56%(e)
Ratio of net
  Investment
  income to average
  net assets
  (including waivers) ..       6.32%      6.25%       6.32%       6.73%       7.51%         8.69%         8.97%         8.47%(e)

Ratio of expenses to
  average net assets
  (before waivers)* ....       0.75%      1.05%       0.88%       0.76%       0.91%         1.08%         0.99%         1.17%(e)

Ratio of net
  investment income
  to average net
  assets (before
  waivers)* ............       6.22%      5.85%       6.09%       6.60%       6.96%         8.14%         8.42%         7.86%(e)

Portfolio turnover .....      59.32%        50%         31%         52%        105%           75%          148%           22%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) As of December 1, 1990, the Portfolio designated the existing series of Shares as "Investor" Shares. In addition, on February 1, 1991, the Portfolio issued a second series of Shares which were designated as "Trust" Shares. The financial highlights presented for periods prior to February 1, 1991 are financial highlights applicable to Investor Shares. On September 27, 1994 the Portfolio redesignated the Investor Shares as "Investor A" Shares.


(b)  Period from commencement of operations.

(c)  Unaudited.


(d)  Not Annualized.

(e)  Annualized.

                  U.S. Government Securities Portfolio
           (For a Share(a) outstanding throughout each period)

                                                  Year Ended November 30,
                                ---------------------------------------------------------------------------------
                                1995         1994        1993        1992       1991(a)                            June 2,
                                ----         ----        ----        ----       -------                            1988 to
                               Trust        Trust       Trust       Trust       Trust                              November 30,
                               Shares       Shares      Shares      Shares      Shares       1990        1989      1988(b)
                               -------      -------     -------     -------     -------     -------     -------    ------------
Net Asset Value,
  Beginning of Period ....    $ 10.05      $ 11.20      $ 10.80     $ 10.68     $ 10.42      $10.06      $ 9.94      $ 10.00
                              -------       -------     -------     -------     -------      ------      ------      -------

Investment Activities
  Net investment income ..       0.67         0.66         0.62        0.66        0.64        0.76        0.85         0.36
  Net realized and
    unrealized gains
    (losses) from
    investments ..........       0.80        (0.97)        0.47        0.13        0.26        0.16        0.11        (0.06)
                              -------       -------     -------     -------     -------      ------      ------      -------

  Total from Investment
     Activities ..........       1.47        (0.31)        1.09        0.79        0.90        0.92        0.96         0.30
                              -------       -------     -------     -------     -------      ------      ------      -------

Distributions
  Net investment income ..      (0.67)       (0.66)       (0.62)      (0.66)      (0.64)      (0.77)      (0.84)       (0.36)
  Net realized gains .....                                (0.07)      (0.01)
  In excess of net
    realized gains .......                   (0.18)
                              -------       -------     -------     -------     -------      ------      ------      -------

   Total Distributions ...      (0.67)       (0.84)       (0.69)      (0.67)      (0.64)      (0.77)      (0.84)       (0.36)
                              -------       -------     -------     -------     -------      ------      ------      -------

Net Asset Value,
   End of Period .........    $ 10.85      $ 10.05      $ 11.20     $ 10.80     $ 10.68      $10.21      $10.06      $  9.94
                              =======      =======      =======     =======     =======      ======      ======      =======

Total Return .............      15.00%       (2.85)%      10.36%       7.52%      12.62%       9.66%      10.04%        3.05%(c),(d)

Ratios/Supplemental
  Data:
Net Assets at end of
  period (000) ...........    $45,513      $33,166      $35,121     $31,106     $21,484      $6,856      $5,954      $4,335

Ratio of expenses to
  average net assets
  (including waivers) ....       0.67%        0.66%       0.67%        0.65%       0.56%       0.73%       0.74%        0.79%(e)

Ratio of net investment
  income to average net
  assets (including
  waivers) ...............       6.36%        6.25%       5.57%        6.02%       7.26%       7.80%       8.50%        7.26%(e)

Ratio of expenses to
  average net assets
  (before waivers)* ......       0.77%        1.06%       0.91%        0.79%       1.11%       1.28%       1.29%       1.40%(e)

Ratio of net investment
  income to average net
  assets (before
  waivers)* ..............       6.26%        5.85%       5.33%        5.88%       6.71%       7.25%       7.95%       6.65%(e)

Portfolio turnover .......      93.76%          50%         24%          74%         36%         53%         84%        215%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


(a) As of December 1, 1990, the Portfolio designated the existing series of Shares as "Investor" Shares. In addition, on February 1, 1991, the Portfolio issued a second series of Shares which were designated as "Trust" Shares. The financial highlights presented for periods prior to February 1, 1991 are financial highlights applicable to Investor Shares. On September 27, 1994 the Portfolio redesignated the Investor Shares as "Investor A" Shares.

(b)  Period from commencement of operations.


(c)  Unaudited.

(d)  Not Annualized.

(e)  Annualized.

                                             For a Share outstanding throughout each period
                                             ----------------------------------------------
                                 Emerging Growth Portfolio                               Balanced Portfolio
                            ----------------------------------------------------   -------------------------------------------
                            Year Ended     Year Ended    Year Ended  May 1,  1992    Year Ended    Year Ended   April 1, 1993
                             Nov. 30,       Nov. 30,      Nov. 30,    to Nov. 30,     Nov. 30,      Nov. 30,     to Nov. 30,
                            1995 Trust    1994 Trust    1993 Trust      1992(a)     1995 Trust       1994          1993(a)
                             Shares         Shares        Shares     Trust Shares      Shares     Trust Shares  Trust Shares
                            ---------     ---------     ---------    ------------    ---------    ------------  -------------
Net Asset Value,
  Beginning of Period ...    $ 12.01       $ 13.14       $11.23        $10.10          $   9.62    $   10.22     $   10.00
                             -------       -------       ------        ------          --------     ---------     ---------
Investment Activities
  Net investment
   income (loss) ........       0.03         (0.01)        0.03          0.04              0.34         0.29          0.23
  Net realized and
   unrealized gains
   (losses) from
   investments ..........       2.36          0.89         2.14          1.21              2.02        (0.47)         0.15
                             -------       -------       ------        ------          ---------     ---------     ---------

  Total from Investment
   Activities ...........       2.39          0.88         2.17          1.25              2.36        (0.18)         0.38
                             -------       -------       ------        ------          ---------     ---------     ---------

Distributions
  Net investment income .                                 (0.05)        (0.02)            (0.34)       (0.29)        (0.16)
  Net realized gains ....      (0.91)        (1.78)       (0.21)
  In excess of realized
   gains ................                    (0.23)                                                    (0.13)
                             -------       -------       ------        ------          ---------     ---------     ---------

   Total Distributions ..      (0.91)        (2.01)       (0.26)        (0.02)            (0.34)       (0.42)        (0.16)
                             -------       -------       ------        ------          ---------     ---------     ---------

Net Asset Value,
  End of Period .........  $   13.49     $   12.01     $  13.14     $   11.23         $   11.64      $  9.62     $   10.22
                           =========     =========     ========     =========         =========      =========     =========
Total Return ............      21.70%         7.56%       19.75%        12.55%(b)         24.97%       (1.81)%       (3.86)%(b)


Ratios/Supplemental
  Data:
Net Assets at end of
  period (000) ..........  $ 139,681     $  77,690     $ 47,473     $  26,829         $  72,669     $ 65,286      $ 69,720

Ratio of expenses to
  average net assets
  (including waivers) ...       0.96%         0.95%        0.61%         0.30%(c)          0.98%        0.97%         0.56%(c)

Ratio of net
 investment income to
 average net assets
 (including waivers) ....       0.18%        (0.16)%        0.19%        0.78%(c)          3.29%        3.04%         3.42%(c)

Ratio of expenses to
 average net assets
 (before waivers)* ......       1.06%         1.36%         1.23%        1.12%(c)          1.08%        1.39%         1.21%(c)

Ratio of net investment
  income to average net
  assets (before
  waivers)* .............       0.08%        (0.56)%       (0.43)%      (0.04)%(c)         3.19%        2.63%         2.77%(c)

Portfolio turnover ......      83.13%           85%            65%         56%            58.16%          49%           26%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not Annualized.

(c)  Annualized.

             For a Share outstanding throughout each period

                            International Equity Portfolio         Short-
                            ------------------------------      Intermediate
                                                April 4,         Municipal
                              Year Ended        1994 to          Portfolio
                               Nov. 30,         Nov. 30       July 10, 1995 to
                                1995            1994(a)       Nov. 30, 1995(a)
                                Trust            Trust             Trust
                               Shares           Shares            Shares
                              ----------        --------      ----------------
Net Asset Value,
  Beginning of Period ...     $  9.92           $ 10.00         $ 10.00
                              -------           -------         -------
Investment Activities
  Net investment
   income (loss) ........        0.03              0.01            0.14
  Net realized and
   unrealized gains
   (losses) from
   investments and
   foreign currency .....        0.86             (0.09)           0.07
                              -------           -------         -------

  Total from Investment
   Activities ...........        0.89             (0.08)           0.21
                              -------           -------         -------

Distributions
  Net investment income
  Net realized gains ....       (0.01)                            (0.14)
  In excess of realized
   gains ................       (0.01)
                              -------           -------         -------

   Total Distributions ..       (0.02)
                              -------           -------         -------

Net Asset Value,
  End of Period .........     $ 10.79           $  9.92         $ 10.07
                              =======           =======         =======

Total Return ............        8.97%            (0.80%)(b)       2.15%(b)

Ratios/Supplemental
  Data:
Net Assets at end of
  period (000) ..........     $36,096           $23,746         $23,754

Ratio of expenses to
  average net assets
  (including waivers) ...        1.16%             1.23%(c)        0.47%(c)
Ratio of net
 investment income to
 average net assets
 (including waivers) ....        0.39%             0.23%(c)        3.81%(c)
Ratio of expenses to
 average net assets
 (before waivers)* ......        1.46%             1.95%(c)        1.12%(c)
Ratio of net investment
  income to average net
  assets (before
  waivers)* .............        0.09%            (0.49%)(c)       3.16%(c)

Portfolio turnover ......       62.78%               21%           0.00%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b)  Not annualized.

(c)  Annualized.

                  Missouri Tax-Exempt Bond Portfolio(a)
           (For a Share(b) outstanding throughout each period)

                                          Six Months
                                            Ended
                                         November 30,              Year Ended May 31,
                                         ------------   ------------------------------------------
                                           1995(c)        1995               1994           1993
                                           Trust         Trust              Trust          Trust
                                           Shares        Shares             Shares         Shares
                                          --------      --------           --------       --------
Net Asset Value,
  Beginning of Period ...............     $  11.52      $  11.13           $  11.54       $  10.97
                                          --------      --------           --------

Investment Activities:
  Net investment income .............         0.28          0.57               0.58           0.60
  Net realized and unrealized gains
 (losses) on investments ............         0.22          0.40              (0.37)          0.64
                                          --------      --------           --------       --------
   Total from Investment Activities .         0.50          0.97               0.21           1.24

Distributions

  Net investment income .............        (0.28)        (0.57)             (0.58)         (0.60)
  Net realized gains ................                      (0.01)             (0.04)         (0.07)
                                          --------      --------           --------       --------
   Total Distributions ..............         0.28)        (0.58)             (0.62)         (0.67)
                                          --------      --------           --------       --------
Net Asset Value, End of

  Period ............................     $  11.74      $  11.52           $  11.13       $  15.54
                                          ========      ========           ========       ========


Total Return ........................         4.41%(d)      9.12%              1.73%         11.70%

Ratios/Supplemental Data:
Net Assets at end of
  period (000) ......................     $ 47,773      $ 44,336           $ 47,743       $ 32,777

Ratio of expenses to
  average net assets (including
  waivers) ..........................         0.78%(e)      0.64%              0.45%          0.43%

Ratio of net investment
  income to average net
  assets (including
  waivers) ..........................         4.83%(e)      5.22%              4.96%          5.30%

Ratio of expenses to average net
  assets (before waivers)* ..........         0.88%(e)      1.16%              1.13%          0.98%
Ratio of net investment income
  to average net assets (before
  waivers)* .........................         4.73%(e)      4.70%              4.28%          4.75%

Portfolio turnover rate .............         1.55%            0%                20%            15%

                                                                                       Period
                                                        Year Ended May 31,             Ended,
                                          ------------------------------------------   May 31,
                                          1992           1991(b)        1990(b)       1989(a)(b)
                                          Trust         Portfolio      Portfolio      Portfolio
                                          Shares          Shares         Shares       Shares
                                          --------      ---------      ---------      ---------

Net Asset Value,
  Beginning of Period ...............     $  10.62       $  10.50      $  10.56       $  10.00
                                          --------       --------      --------       --------

Investment Activities:
  Net investment income .............         0.64           0.67          0.68           0.58
  Net realized and unrealized gains
 (losses) on investments ............         0.43           0.24         (0.09)          0.58
                                          --------       --------      --------       --------
   Total from Investment Activities .         1.07           0.91          0.59           1.16

Distributions
  Net investment income .............        (0.64)         (0.70)        (0.65)         (0.60)
  Net realized gains ................        (0.08)         (0.09)          0.00          0.00
                                          --------       --------      --------       --------
   Total Distributions ..............        (0.72)         (0.79)        (0.65)          0.00
                                          --------       --------      --------       --------
Net Asset Value, End of

  Period ............................     $  10.97       $  10.62      $  10.58       $  10.56
                                          ========       ========      ========       ========


Total Return ........................        10.37%          9.08%         5.50%         12.08%(d)

Ratios/Supplemental Data:
Net Assets at end of
  period (000) ......................     $  6,609       $  4,735      $  4,568       $   4,53

Ratio of expenses to
  average net assets (including
  waivers) ..........................         0.73%          0.70%(e)      0.70%          0.81%(e)

Ratio of net investment
  income to average net
  assets (including
  waivers) ..........................         5.87%          6.37%(e)      6.38%          6.36%(e)

Ratio of expenses to average net
  assets (before waivers)* ..........         1.38%          1.66%         1.70%          1.38%(e)
Ratio of net investment income
  to average net assets (before
  waivers)* .........................         5.22%          5.41%         5.38%          5.79%(e)

Portfolio turnover rate .............           21%            71%           41%            73%


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) The Portfolio (formerly, the Long-Term Tax-Exempt Portfolio) commenced operations on July 15, 1988 as a portfolio of The ARCH Tax-Exempt Trust. On October 2, 1995, it was reorganized as a new portfolio of the Fund.

(b) The Portfolio had one class of Shares outstanding ("Portfolio Shares") through September 27, 1990. As of September 28, 1990 the Portfolio issued a second class of Shares and designated such Shares as "Trust" Shares. The financial highlights presented for periods prior to September 28, 1990 represent financial highlights applicable to Portfolio Shares.

(c) Upon its reorganization as a portfolio of the Fund, the Portfolio changed its fiscal-year end from May 31 to November 30.

(d)  Not Annualized.

(e)  Annualized.

         INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS


           The investment objective of a Portfolio may not be changed without the affirmative vote of a majority of the outstanding Shares of the Portfolio. Although management will use its best efforts to achieve the investment objective of each Portfolio, there can be no assurance that it will be able to do so. The Money Market, Treasury Money Market and Tax-Exempt Money Market Portfolios are "money market" funds that invest in instruments with remaining maturities of 397 days or less (with certain exceptions) and with dollar-weighted average portfolio maturities of 90 days or less, subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC").


THE MONEY MARKET PORTFOLIO

           The Money Market Portfolio's investment objective is to seek current income with liquidity and stability of principal. In pursuing its investment objective, the Money Market Portfolio invests substantially all of its assets in a broad range of money market instruments. These instruments include obligations of the U.S. Government, U.S. dollar-denominated foreign securities, obligations of U.S. and foreign banks and savings and loan institutions and commercial obligations that meet the applicable quality requirements described below.

           The Money Market Portfolio will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the Adviser pursuant to guidelines approved by the Fund's Board of Directors. First Tier Eligible Securities consist of (i) securities that either
(a) have short-term debt ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("Rating Agencies") (or one Rating Agency if the security was rated by only one Rating Agency), or (b) are issued by issuers with such ratings, and (ii) certain securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Directors. The applicable ratings by Rating Agencies are described in Appendix A to the Statement of Additional Information. The following descriptions illustrate the types of instruments in which the Portfolio invests.


           BANKING OBLIGATIONS. The Money Market Portfolio may purchase obligations of issuers in the banking industry, such as certificates of deposit, letters of credit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Money Market Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks in amounts not in excess of 25% of its assets where the Adviser deems the instrument to present minimal credit risks. (See "Risk Factors -- Risks Associated with Foreign Securities and Currencies" below.) The Money Market Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the value of its total assets.


           COMMERCIAL PAPER AND VARIABLE AND FLOATING RATE INSTRUMENTS. The Money Market Portfolio may invest in commercial paper, including asset-backed commercial paper representing interests in a pool of corporate receivables, dollar-denominated obligations issued by domestic and foreign bank holding companies, and corporate bonds that meet the quality and maturity requirements described above. The Money Market Portfolio may also invest in variable or floating rate notes that may have a stated maturity in excess of thirteen months but will, in any event, permit the Portfolio to demand payment of the principal of the instrument at least once every thirteen months upon no more than 30 days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). Such instruments may include variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated variable and floating rate instruments will be determined by the Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. There may be no active secondary market in the instruments, which could make it difficult for the Portfolio to dispose of an instrument in the event the issuer were to default on its payment obligation or during periods that the Portfolio could not exercise its demand rights. The Money Market Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. Variable and floating rate instruments held by the Portfolio will be subject to the Portfolio's 10% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a liquid trading market is absent.

           GOVERNMENT OBLIGATIONS. The Money Market Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. In addition, the Portfolio may, when deemed appropriate by the Adviser, invest in short-term obligations issued by state and local governmental issuers that meet the quality requirements described above and, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.

THE TREASURY MONEY MARKET PORTFOLIO


           The Treasury Money Market Portfolio's investment objective is to seek a high level of current income exempt from state income tax consistent with liquidity and security of principal. In pursuing its investment objective, the Portfolio invests in selected money market obligations issued by the U.S. Government (or its agencies and instrumentalities) that are guaranteed as to principal and interest by the U.S. Government, the interest on which is generally exempt from state income tax. Securities that are generally eligible for this exemption include those issued by the U.S. Treasury (bills, certificates of indebtedness, notes and certain bonds) and certain U.S. Government agencies and instrumentalities, including the General Services Administration and Small Business Administration. Each investor should consult his or her tax advisor to determine whether distributions from the Portfolio are exempt from state income tax in the investor's home state. Under normal market conditions, the Portfolio intends to invest substantially all (but not less than 65%) of its total assets in securities with the above characteristics and (except to the extent discussed below) will not enter into repurchase agreements or purchase any U.S. Government security that the Adviser believes is subject to state income tax.


           Under extraordinary circumstances, such as when appropriate exempt securities are unavailable or pending investment, the Treasury Money Market Portfolio may temporarily hold cash or invest in repurchase agreements collateralized by U.S. Government securities, other U.S. Government agency or instrumentality securities, securities of other investment companies that invest in securities in which the Portfolio is permitted to invest, or cash equivalents.


THE TAX-EXEMPT MONEY MARKET PORTFOLIO

           The Tax-Exempt Money Market Portfolio's investment objective is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The Portfolio seeks to achieve its objective by investing substantially all of its assets in short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective political subdivisions, agencies, instrumentalities and authorities the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular federal income tax (collectively, "Municipal Obligations"). The Portfolio my also hold tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests

           The Tax-Exempt Money Market Portfolio will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the Adviser pursuant to guidelines approved by the Board of Directors. See "The Money Market Portfolio" above for a description of "First Tier Eligible Securities".

           Dividends paid by the Tax-Exempt Money Market Portfolio that are derived from interest attributable to tax-exempt obligations of a particular state and its political subdivisions as well as of certain other governmental issuers including Puerto Rico, Guam and the Virgin Islands may be exempt from federal and state income tax. Dividends derived from interest on obligations of other governmental issuers are exempt from federal income tax but may be subject to state income tax.

           As a matter of fundamental policy, under normal market conditions or when the Adviser deems suitable tax-exempt Municipal Obligations to be available, at least 80% of the Tax- Exempt Money Market Portfolio's total assets will be invested in Municipal Obligations. The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Adviser, suitable Municipal Obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods.

           In addition, during temporary defensive periods or if, in the opinion of the Adviser, suitable Municipal Obligations are unavailable and subject to its quality standards described above, the Tax-Exempt Money Market Portfolio may invest up to 20% of its assets in money market instruments, the income from which is subject to federal income tax. Such instruments may include obligations of the U.S. Government, its agencies or instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category by a Rating Agency; certificates of deposit or bankers' acceptances of domestic branches of U.S. banks with total assets at the time of purchase of $1 billion or more; or repurchase agreements with respect to such obligations.


THE GROWTH & INCOME EQUITY PORTFOLIO


           The Growth & Income Equity Portfolio's investment objective is to provide long-term capital growth, with income a secondary consideration. In pursuing its investment objective, the Portfolio normally invests substantially all of its assets in common stock, preferred stock, rights, warrants and securities convertible into common stock. The Adviser selects stocks based on a number of factors, including historical and projected earnings, growth and asset value, earnings compared to stock prices generally (as measured by the S&P 500 Index), and consistency of earnings growth and earnings quality. Stocks purchased for the Portfolio generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market. A convertible security may be purchased for the Portfolio when, in the Adviser's opinion, the price and yield of the convertible security is favorable compared to the price and yield of the common stock. The stocks or securities in which the Portfolio invests may be expected to produce some income but income is not a major criterion in their selection. In general, the Portfolio's stocks and securities will be diversified over a number of industry groups in an effort to reduce the risks inherent in such investments.


           The Growth & Income Equity Portfolio may indirectly invest in foreign securities through the purchase of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") but will not do so if, immediately after and as a result of the purchase, the value of ADRs and EDRs would exceed 15% of the Portfolio's total assets. (For further information, see "Other Applicable Policies -- Foreign Securities" below and the Statement of Additional Information under "Investment Objectives and Policies -- ADRs and EDRs.") The Portfolio may also invest in Canadian securities listed on a national securities exchange.


           The Growth & Income Equity Portfolio reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 12 months or less) at such times and in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Short-term obligations include, but are not limited to, commercial paper, bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign banks and savings and loan associations, repurchase agreements, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


THE EMERGING GROWTH PORTFOLIO

           The Emerging Growth Portfolio's investment objective is capital appreciation. Current income is an incidental consideration in the selection of portfolio securities. In pursuing its investment objective, the Portfolio normally invests primarily in common stock of emerging or established small- to medium-sized companies with above-average potential for price appreciation. The Portfolio may invest in preferred stock, rights, warrants, and securities convertible into common stock. It may invest a portion of its assets in established larger companies that, in the opinion of the Adviser, offer improved growth possibilities because of rejuvenated management, product changes, or other developments that might stimulate earnings or asset growth, or in companies that seem undervalued relative to their underlying assets. The Portfolio does not intend to invest more than 5% of the value of its total assets in the securities of unseasoned companies, that is, companies (or their predecessors) with less than three years' continuous operation.

           The Emerging Growth Portfolio may also invest a portion of its assets in smaller companies that have limited specialized- product lines, markets or financial resources, or are dependent upon one-person management. The securities of such smaller companies may have limited marketability, may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general, and may involve greater risk than is customarily associated with more established companies. To qualify for investment by the Portfolio, however, a company will be expected to have, in the opinion of the Adviser, above-average possibilities for capital appreciation (when compared with the average appreciation of companies whose securities are included in the S&P 500 Index).


           The Emerging Growth Portfolio uses a research intensive approach and valuation techniques that emphasize earnings and asset growth. The Adviser selects stocks based on a number of factors, including historical and projected earnings, asset value, potential for price appreciation and earnings growth, and quality of products manufactured and/or services offered. Stocks purchased for the Portfolio may be listed on a national securities exchange or may be unlisted securities with or without an established over-the-counter market. The Portfolio may also invest in initial public offerings of new companies that demonstrate the potential for price appreciation. A convertible security may be purchased for the Portfolio when, in the Adviser's opinion, the price of the convertible security is favorable compared to the price of the common stock. In general, the Portfolio's stocks and other securities will be diversified over a number of industry groups in an effort to reduce the risks inherent in such investments.


           The Emerging Growth Portfolio may indirectly invest in foreign securities through the purchase of such obligations as ADRs and EDRs but will not do so if, immediately after and as a result of the purchase, the value of ADRs and EDRs would exceed 25% of the Portfolio's total assets. (For further information, see "The Growth & Income Equity Portfolio" above, "Other Applicable Policies -- Foreign Securities" below, and the Statement of Additional Information under "Investment Objectives and Policies -- ADRs and EDRs.") The Portfolio may also invest in securities issued by Canadian corporations and Canadian counterparts of U.S. corporations, which may or may not be listed on a national securities exchange or traded in over-the-counter markets.


           The Emerging Growth Portfolio reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 12 months or less) at such times and in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. See "The Growth & Income Equity Portfolio" above for a description of the types of short-term obligations in which the Portfolio may invest.


THE GOVERNMENT & CORPORATE BOND PORTFOLIO

           The Government & Corporate Bond Portfolio's investment objective is to seek the highest level of current income consistent with conservation of capital. In pursuing its investment objective, the Portfolio intends to invest at least 65% of its assets in fixed-income and related debt securities rated in one of the three highest rating categories assigned by a Rating Agency at the time of purchase or in unrated investments deemed by the Adviser to be of comparable quality pursuant to guidelines approved by the Fund's Board of Directors. Debt securities may include a broad range of fixed and variable rate bonds, debentures, notes, and securities convertible into or exchangeable for common stock; dollar-denominated debt obligations of foreign issuers, including foreign corporations and governments; and first mortgage loans, income participation loans, participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. Government, its agencies or instrumentalities, collateralized mortgage obligations and other mortgage-related securities, and other asset-backed securities. The Portfolio may invest up to 10% of its total assets at the time of purchase in dollar-denominated debt obligations of foreign issuers, either directly or through ADRs and EDRs, and up to 25% of its total assets at the time of purchase in non-mortgage asset-backed securities, respectively. (See "Other Applicable Policies -- Foreign Securities" below and the Statement of Additional Information under "Investment Objectives and Policies -- ADRs and EDRs.")

           The Government & Corporate Bond Portfolio may purchase debt securities which are rated at the time of purchase within the four highest rating categories assigned by Rating Agencies or unrated debt securities (including convertible securities) which the Adviser believes present attractive opportunities and are of at least comparable quality to instruments so rated. The Portfolio's dollar-weighted average portfolio quality is expected to be at least "A" or higher. Securities rated in the lowest of the above four rating categories have speculative characteristics, even though they are of investment-grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Such securities will be purchased (and retained) only when the Adviser believes the issuers have an adequate capacity to pay interest and repay principal. (For a description of the rating categories of Rating Agencies, see Appendix A to the Statement of Additional Information.) In making investment decisions, the Adviser will consider a number of factors including current yield, maturity, yield to maturity, anticipated changes in interest rates, and the overall quality of the investment. The Portfolio seeks to provide a current yield greater than that generally available from money market instruments.

           The Government & Corporate Bond Portfolio may purchase asset-backed securities (i.e., securities backed by mortgages, installment sale contracts, corporate receivables, credit card receivables or other assets) that are issued by entities such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") and private issuers such as commercial banks, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks, and investment banks. To the extent that the Portfolio invests in asset-backed securities issued by companies that are investment companies under the 1940 Act, such acquisitions will be subject to the percentage limitations prescribed by the 1940 Act. (See "Other Applicable Policies -- Securities of Other Investment Companies" below.)

           Presently there are several types of mortgage-backed securities, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Government & Corporate Bond Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.

           In general, the collateral supporting non-mortgage asset- backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Non- mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and the repossession of automobiles and other personal property upon the default of the debtor may be difficult or impracticable in some cases.


           The Government & Corporate Bond Portfolio reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 12 months or less) at such times and in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. See "The Growth & Income Equity Portfolio" above for a description of the types of short-term obligations in which the Portfolio may invest.


THE U.S. GOVERNMENT SECURITIES PORTFOLIO


           The U.S. Government Securities Portfolio's investment objective is to seek a high rate of current income that is consistent with relative stability of principal. In pursuing its investment objective, the Portfolio invests in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities normally having remaining maturities of 1 to 30 years and repurchase agreements relating to such obligations. (For further information, see "Other Applicable Policies -- U.S. Government Obligations" below.)

           Consistent with its investment policies, the U.S. Government Securities Portfolio may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgage loans, such as certificates issued by GNMA, FNMA, and FHLMC and CMOs. (For further information regarding these instruments, see "The Government & Corporate Bond Portfolio" above.)


THE BALANCED PORTFOLIO

           The Balanced Portfolio's investment objective is to maximize total return through a combination of growth of capital and current income consistent with the preservation of capital. The Portfolio seeks to achieve its objective by using a disciplined approach of allocating assets primarily among three major asset groups, i.e. equity securities, fixed-income securities and cash equivalents. In pursuing the Portfolio's investment objective, the Adviser allocates the Portfolio's assets based upon its evaluation of the relative attractiveness of the major asset groups. In an effort to better quantify the relative attractiveness of the major asset groups over a one- to three-year period of time, the Adviser has incorporated into its asset allocation decision-making process several dynamic computer models which it has created. The purpose of these models is to show the statistical impact of the Adviser's economic outlook upon the future returns of each asset group. The models are especially sensitive to the forecasts for inflation, interest rates and long-term corporate earnings growth. Investment returns are normally heavily impacted by such variables and their expected changes over time. Therefore, the Adviser's method attempts to take advantage of changing economic conditions by increasing or decreasing the ratio of stocks to bonds in the Portfolio. For example, if the Adviser expected more rapid economic growth leading to better corporate earnings, it would increase the Portfolio's holdings of equity securities and reduce its holdings of fixed income securities and cash equivalents.

           Under normal market conditions, the Balanced Portfolio's policy is generally to invest at least 25% of the value of its total assets in fixed-income securities and no more than 75% in equity securities. The actual percentage of assets invested in equity securities, fixed-income securities and cash equivalents will vary from time to time, depending on the judgment of the Adviser as to general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments.

           The equity securities in which the Balanced Portfolio normally invests include common stock, preferred stock, rights, warrants and securities convertible into common or preferred stock. (For further information regarding these instruments, see "The Growth & Income Equity Portfolio" above.)

           The fixed-income securities in which the Balanced Portfolio invests include U.S. Government securities or other fixed-income and related debt securities rated in one of the four highest rating categories assigned by a Rating Agency at the time of purchase or in unrated investments deemed by the Adviser to be of comparable quality pursuant to guidelines approved by the Fund's Board of Directors. (For further information regarding these instruments, see "The Government & Corporate Bond Portfolio" above.)

           The Balanced Portfolio may purchase asset-backed securities. (For further information regarding these instruments, see "The

Government & Corporate Bond Portfolio" above and "Other Applicable Policies -- Securities of Other Investment Companies" below.)


           The Balanced Portfolio reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 12 months or less) at such times and in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. See "The Growth & Income Equity Portfolio" above for a description of the types of short-term obligations in which the Portfolio may invest.


THE INTERNATIONAL EQUITY PORTFOLIO


           The International Equity Portfolio's investment objective is to provide capital growth consistent with reasonable investment risk. The Portfolio seeks to achieve this objective by investing principally in foreign equity securities, most of which will be denominated in foreign currencies. During normal market conditions, the Portfolio will invest substantially all of its assets in securities of companies which derive more than 50% of their gross revenues from, or have more than 50% of their assets outside, the United States. Additionally, under normal market conditions, the Portfolio will invest in equity securities from at least three different countries (excluding the United States). However, the Portfolio may invest all its assets in a single country during temporary defensive periods.

           The International Equity Portfolio expects to invest at least half of its assets in securities of companies located either in developed countries in Western Europe or in Japan, although it may also purchase securities of companies located in other developed countries and developing countries. (For further information, see "Risk Factors -- Risks Associated with Foreign Securities and Currencies" below).


           By investing in foreign securities, the International Equity Portfolio will attempt to take advantage of differences between economic trends and the performance of securities markets in various countries, regions and geographic areas. The Portfolio will achieve diversification by investing in securities from various countries and geographic areas that offer different investment opportunities and are affected by different economic trends. The multinational character of the Portfolio's investments should reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by one of the Portfolio's investments in one foreign market may offset gains from the Portfolio's investments in another market.

           Equity securities in which the International Equity Portfolio may invest include common stock, preferred stock, rights, warrants and securities convertible into common stock. A convertible security may be purchased for the Portfolio when, in the Adviser's or Sub-Adviser's opinion, the price and yield of the convertible security is favorable compared to the price and yield of the common stock.


           During temporary defensive periods, when deemed necessary by the Adviser or Sub-Adviser, the International Equity Portfolio may invest up to 100% of its assets in U.S. Government obligations or debt obligations of companies incorporated and having their principal business activities in the United States. The Portfolio does not intend to invest in such securities for the purpose of meeting its investment objective.

           The International Equity Portfolio may also invest, without limitation, in foreign securities through the purchase of ADRs and EDRs. (For further information, see "Risk Factors -- Risks Associated with Foreign Securities and Currencies" below and the Statement of Additional Information under "Investment Objectives and Policies -- ADRs and EDRs.")

           The International Equity Portfolio reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 12 months or less) at such times and in such proportions as, in the opinion of the Adviser or Sub-Adviser, prevailing market or economic conditions warrant. See "The Growth & Income Equity Portfolio" above for a description of the types of short-term obligations in which the Portfolio may invest.

           Although investing in any mutual fund has certain inherent risks, an investment in the International Equity Portfolio may have even greater risks than investments in most other types of mutual funds. The Portfolio is not a complete investment program, and it may not be appropriate for investors who cannot financially bear the loss of at least a significant portion of their investment. The Portfolio's net asset value per Share is subject to rapid and substantial changes because greater risk is assumed in seeking the Portfolio's objective. See "Risk Factors -- Risks Associated with Foreign Securities and Currencies" below.

THE SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO

           The Short-Intermediate Municipal Portfolio's investment objective is to seek as high a level of current income, exempt from regular federal income tax, as is consistent with preservation of capital. The Portfolio seeks to achieve its objective by investing substantially all of its assets in investment-grade Municipal Obligations. As a matter of fundamental policy, under normal market conditions at least 80% of the Portfolio's total assets will be invested in Municipal Obligations, primarily bonds (at least 65% under normal market conditions).

           The Short-Intermediate Municipal Portfolio invests in Municipal Obligations that are rated at the time of purchase within the four highest rating categories assigned by a Rating Agency. The Portfolio may also invest in short-term Municipal Obligations such as municipal notes, tax-exempt commercial paper, and variable and floating rate demand obligations that are rated at the time of purchase within the two highest rating categories assigned by a Rating Agency. Municipal Obligations rated in the lowest of the four highest rating categories for bonds are considered to have speculative characteristics, even though they are of investment grade quality. Such bonds will be purchased only if the Adviser believes they have an adequate capacity to pay interest and repay principal. Unrated obligations will be purchased only if they are considered by the Adviser to be at least comparable in quality at the time of purchase to instruments within the rating categories listed above. Municipal Obligations purchased by the Portfolio whose ratings are subsequently downgraded below the four highest rating categories of a Rating Agency will be disposed of in an orderly manner, normally within 30-60 days. The applicable ratings issued by the Rating Agencies are described in the Appendix to the Statement of Additional Information.

           In addition, the Short-Intermediate Municipal Portfolio may from time to time during temporary defensive periods, invest in taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Such instruments may include obligations of the U.S. Government, its agencies or instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest rating categories assigned by a Rating Agency; or repurchase agreements with respect to such obligations.

           During temporary defensive periods or if, in the opinion of the Adviser, suitable tax-exempt obligations are unavailable, the Short-Intermediate Municipal Portfolio may also hold uninvested cash reserves which do not earn income pending investment. There is no percentage limitation on the amount of assets that may be held uninvested during these temporary defensive periods.

           The Short-Intermediate Municipal Portfolio's average dollar-weighted maturity will be between two and five years and will vary in light of current market and economic conditions, the comparative yields on instruments with different maturities, and other factors.

THE MISSOURI TAX-EXEMPT BOND PORTFOLIO

           The Missouri Tax-Exempt Bond Portfolio's investment objective is to seek as high a level of interest income exempt from federal income tax as is consistent with conservation of capital. In pursuing its investment objective, the Portfolio invests substantially all of its assets in investment-grade Missouri Municipal Obligations (which, to the extent possible, are also exempt from Missouri income tax).

           Dividends paid by the Missouri Tax-Exempt Bond Portfolio that are derived from interest attributable to tax-exempt obligations of the State of Missouri and its political subdivisions as well as of certain other governmental issuers including Puerto Rico, Guam and the Virgin Islands ("Missouri Municipal Obligations") are exempt from federal and Missouri income tax. Dividends derived from interest on obligations of other governmental issuers are exempt from federal income tax but may be subject to Missouri income tax.

           As a matter of fundamental policy, under normal market conditions, at least 65% of the Missouri Tax-Exempt Bond Portfolio's total assets will be invested in Missouri Municipal Obligations. The Portfolio will seek to maximize the proportion of its dividends which are exempt from both federal and Missouri income tax and presently expects to invest substantially all of its total assets in Missouri Municipal Obligations.

           The Missouri Tax-Exempt Bond Portfolio invests in Municipal Obligations that are rated at the time of purchase within the four highest rating categories assigned by a Rating Agency. The Portfolio may also invest in short-term Municipal Obligations such as municipal notes, tax-exempt commercial paper and variable or floating rate demand obligations that are rated at the time of purchase within the two highest rating categories assigned by a Rating Agency. Municipal Obligations rated in the lowest of the four highest rating categories for bonds are considered to have speculative characteristics, even though they are of investment grade quality. Such bonds will be purchased only if the Adviser believes the issuers have an adequate capacity to pay interest and repay principal. Unrated obligations will be purchased only if they are considered by the Adviser to be at least comparable in quality at the time of purchase to instruments within the rating categories listed above. The applicable Municipal Obligation ratings are described in the Appendix to the Statement of Additional Information.

           As a matter of fundamental policy, under normal market conditions or when the Adviser deems suitable tax-exempt Municipal Obligations to be available, at least 80% of the Missouri Tax-Exempt Bond Portfolio's total assets will be invested in Municipal Obligations. The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Adviser, suitable Municipal Obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods.

           In addition, during temporary defensive periods or if, in the opinion of the Adviser, suitable Municipal Obligations are unavailable and subject to its quality standards described above, the Missouri Tax-Exempt Bond Portfolio may invest up to 20% of its assets in money market instruments, the income from which is subject to federal income tax. Such instruments may include obligations of the U.S. Government, its agencies or instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest rating categories by a Rating Agency; certificates of deposit or bankers' acceptances of domestic branches of U.S. banks with total assets at the time of purchase of $1 billion or more; or repurchase agreements with respect to such obligations.

           The Missouri Tax-Exempt Bond Portfolio's average weighted maturity will vary in light of market and economic conditions, the comparative yields on instruments with different maturities, and other factors.

THE KANSAS TAX-EXEMPT BOND PORTFOLIO

           The Kansas Tax-Exempt Bond Portfolio's investment objective is to seek as high a level of current income exempt from federal income tax as is consistent with conservation of capital. In pursuing its investment objective, the Portfolio invests substantially all of its assets in investment-grade Kansas Municipal Obligations (which, to the extent possible, are also exempt from Kansas income tax and the local intangibles tax).

           Dividends paid by the Kansas Bond Portfolio that are derived from interest attributable to tax-exempt obligations issued after December 31, 1987 by the State of Kansas or its political subdivisions, or on certain specific obligations issued before January 1, 1988 by such entities, as well as certain tax-exempt obligations of any authority, commission or instrumentality of the United States or its possessions ("Kansas Municipal Obligations") are exempt from federal and Kansas income tax and are not subject to the local intangibles tax imposed by various counties, cities and townships in Kansas. Dividends derived from interest on obligations of other governmental issuers are exempt from federal income tax but may be subject to Kansas income tax and the local intangibles tax. The foregoing exemption from Kansas income tax does not apply to banks or certain other individuals or entities who are in the banking business.

           As a matter of fundamental policy, under normal market conditions, at least 65% of the Kansas Tax-Exempt Bond Portfolio's total assets will be invested in Kansas Municipal Obligations. The Portfolio will seek to maximize the proportion of its dividends which are exempt from both federal and Kansas income tax and presently expects to invest substantially all of its total assets in Kansas Municipal Obligations.

           The Kansas Tax-Exempt Bond Portfolio invests in Municipal Obligations that are rated at the time of purchase within the four highest rating categories assigned by a Rating Agency. The Portfolio may also invest in short-term Municipal Obligations such as municipal notes, tax-exempt commercial paper and variable or floating rate demand obligations that are rated at the time of purchase within the two highest rating categories assigned by a Rating Agency. Municipal Obligations rated in the lowest of the four highest rating categories for bonds are considered to have speculative characteristics, even though they are of investment grade quality. Such bonds will be purchased only if the Adviser believes the issuers have an adequate capacity to pay interest and repay principal. Unrated obligations will be purchased only if they are considered by the Adviser to be at least comparable in quality at the time of purchase to instruments within the rating categories listed above. The applicable Municipal Obligation ratings are described in the Appendix to the Statement of Additional Information.

           As a matter of fundamental policy, under normal market conditions or when the Adviser deems suitable tax-exempt Municipal Obligations to be available, at least 80% of the Kansas Tax-Exempt Bond Portfolio's total assets will be invested in Municipal Obligations. The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Adviser, suitable Municipal Obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods.

           In addition, during temporary defensive periods or if, in the opinion of the Adviser, suitable Municipal Obligations are unavailable and subject to its quality standards described above, the Kansas Tax-Exempt Bond Portfolio may invest up to 20% of its assets in money market instruments, the income from which is subject to federal income tax. See "The Missouri Tax-Exempt Bond Portfolio" above for a description of the types of taxable money market instruments in which the Portfolio may invest.

           The Kansas Tax-Exempt Bond Portfolio's average weighted maturity will vary in light of market and economic conditions, the comparative yields on instruments with different maturities, and other factors.

           RISK FACTORS

           MARKET RISK. The Growth & Income Equity, Emerging Growth and International Equity Portfolios invest primarily, and the Balanced Portfolio invests to a significant degree, in equity securities. As with other mutual funds that invest primarily or to a significant degree in equity securities, these Portfolios are subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

           INTEREST RATE RISK. Generally, the market value of fixed-income securities, including Municipal Obligations, held by the Money Market, Treasury Money Market, Tax-Exempt Money Market, Government & Corporate Bond, U.S. Government Securities, Balanced, Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios can be expected to vary inversely to changes in prevailing interest rates. During periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and during periods of rising interest rates, the market value will tend to decrease. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also offset the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not offset cash income from such securities but will be reflected in a Portfolio's net asset value.

           RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES. Investments in securities of foreign issuers, whether made directly or indirectly, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.


           There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S.-based companies. Foreign securities markets,while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S.-based companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than there is in the United States. In the event of a default by the issuer of a foreign security, it may be more difficult to obtain or enforce a judgment against such issuer than it would be against a domestic issuer. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.


           Certain of the risks associated with international investments are heightened with respect to investments in developing countries. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets. In addition, developing countries may have economies based on only a few industries and small securities markets with a low volume of trading. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the International Equity Portfolio and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

           Certain countries may also impose restrictions on the International Equity Portfolio's ability to repatriate investment income or capital. Even when there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the International Equity Portfolio.

           Governments of many developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government may own or control many companies, including the largest company or companies. As such, government actions in the future could have a significant effect on economic conditions in these countries, affecting private sector companies, the International Equity Portfolio and the value of its portfolio securities.


           Since the International Equity Portfolio will invest substantially in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the International Equity Portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets and the regulatory control of the exchanges on which the currencies trade. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Costs are incurred in connection with conversions between various currencies.


           The expense ratio of the International Equity Portfolio can be expected to be higher than that of funds investing in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.

           Interest and dividends payable on the International Equity Portfolio's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax provisions, they may reduce the net return to the Portfolio's shareholders. (For further information, see "Taxes.)"


           In addition to the International Equity Portfolio, other Portfolios may be subject to certain of the risks described above in connection with investment in foreign securities. As stated above, the Money Market Portfolio may acquire U.S. dollar-denominated securities of foreign corporations and certain types of bank instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks where the Adviser deems the investment to present minimal credit risks. The Government & Corporate Bond Portfolio may acquire dollar-denominated debt obligations of foreign issuers and the Growth & Income Equity, Emerging Growth, Government & Corporate Bond, Balanced and International Equity Portfolios may acquire ADRs and EDRs.

           MUNICIPAL OBLIGATIONS. The ability of the Tax-Exempt Money Market, Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios (collectively, the "Tax- Exempt Portfolios") to achieve their respective investment objectives are dependent upon the ability of issuers of Municipal Obligations to meet their continuing obligations for the payment of principal and interest. There will be additional risks associated with investment in a Tax-Exempt Portfolio to the extent it invests its assets predominantly in Missouri Municipal Obligations or Kansas Municipal Obligations. With respect to the

Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios, investors should be aware that certain provisions of, and amendments to, the Missouri Constitution or Kansas Constitution limit tax increases which could result in certain adverse consequences affecting Missouri Municipal Obligations or Kansas Municipal Obligations. Some of the significant financial considerations relating to a Portfolio's investments in Missouri Municipal Obligations or Kansas Municipal Obligations are summarized in the Statement of Additional Information.

           ADDITIONAL RISKS AND OTHER CONSIDERATIONS. Although the Tax-Exempt Money Market and Short-Intermediate Municipal Portfolios may invest 25% or more of their respective net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, neither Portfolio presently intends to do so unless in the opinion of the Adviser the investment is warranted.

           Although neither the Missouri Tax-Exempt Bond Portfolio nor the Kansas Tax-Exempt Bond Portfolio presently intends to do so on a regular basis, each may invest more than 25% of their respective assets in industrial development bonds issued before August 7, 1986, the interest on which is not treated as a specific tax preference item under the federal alternative minimum tax, and in Municipal Obligations, the interest on which is paid solely from revenues of similar projects, if such investments are deemed necessary or appropriate by the Adviser. To the extent that a Portfolio's assets are invested in Municipal Obligations that are payable from the revenues of similar projects or in private activity bonds, a Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent that it would be if its assets were not so invested. (See "Investment Objectives and Policies -- Municipal Obligations" in the Statement on Additional Information.)

           Each of the Tax-Exempt Money Market, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios is classified as non-diversified under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political, and regulatory developments than a diversified investment portfolio with similar objectives. The value of a Portfolio's securities can be expected to vary inversely with changes in prevailing interest rates.

           Investors in the Missouri Tax-Exempt Bond and Kansas Tax- Exempt Bond Portfolios should consider the risk inherent in such Portfolios' respective concentrations in Missouri Municipal Obligations and Kansas Municipal Obligations, respectively, versus the safety that comes with a less geographically concentrated investment portfolio, and should compare the yields and tax-equivalent yields available on portfolios of Missouri Municipal Obligations and Kansas Municipal Obligations with the yields and tax-equivalent yields of more diversified portfolios with securities of comparable quality, including non-Missouri and non-Kansas securities, respectively, before making an investment decision.

           Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax (and, with respect to Missouri Municipal Obligations and Kansas Municipal Obligations, to the exemption from Missouri income tax or Kansas income tax and local intangible tax, respectively) are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity and the tax-exempt status of payments received by a Portfolio from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Tax-Exempt Portfolios and their Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative security, or the bases for such opinions.

OTHER APPLICABLE POLICIES

           U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Shares of a Portfolio. Certain U.S. Government securities held by the Money Market, Treasury Money Market or Tax-Exempt Money Market Portfolio may have remaining maturities exceeding thirteen months if such securities provide for adjustments in their interest rates no less frequently than every thirteen months. Examples of the types of U.S. Government obligations that may be held by the Portfolios, subject to their respective investment objectives and policies, include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, FNMA, FHLMC, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Resolution Trust Corporation, and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. There is no assurance that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.


           STRIPPED GOVERNMENT SECURITIES. To the extent consistent with their respective investment policies, each Portfolio may invest in bills, notes and bonds (including zero coupon bonds) issued by the U.S. Treasury. In addition, each Portfolio (except the Tax-Exempt Portfolios) may also invest in "stripped" U.S. Treasury obligations offered under the Separate Trading of Registered Interest and Principal Securities ("STRIPS") program or Coupon Under Bank-Entry Safekeeping ("CUBES") program or other stripped securities issued directly by agencies or instrumentalities of the U.S. Government (and, with respect to the Treasury Money Market Portfolio only, that are also guaranteed as to principal and interest by the U.S. Government). STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. The Money Market, Growth & Income Equity, Emerging Growth, Government & Corporate Bond, and Balanced Portfolios may also purchase U.S. Treasury and agency securities that are stripped by brokerage firms and custodian banks and sold under proprietary names. These stripped securities are resold in custodial receipt programs with a number of different names (such as TIGRs and CATS) and are not considered U.S. Government securities for purposes of the 1940 Act.


           Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Adviser will consider the liquidity needs of a Portfolio when any investments in zero coupon obligations or other principal-only obligations are made.

           REPURCHASE AGREEMENTS. Under certain circumstances described above and subject to their respective investment policies, each Portfolio may agree to purchase U.S. Government securities from financial institutions such as banks and broker-dealers, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price ("repurchase agreements"). A Portfolio will enter into repurchase agreements only with financial institutions such as banks and broker-dealers that the

Adviser or Sub-Adviser believes to be creditworthy. During the term of any repurchase agreement, the Adviser or Sub-Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price (including accrued interest). Default by a seller could expose a Portfolio to possible loss because of adverse market action or possible delay in disposing of the underlying obligations. Because of the seller's repurchase obligations, the securities subject to repurchase agreements do not have maturity limitations. Although no Portfolio presently intends to enter into repurchase agreements providing for settlement in more than seven days, each Portfolio does have the authority to do so subject to its limitation on the purchase of illiquid securities described below. Repurchase agreements are considered to be loans under the 1940 Act. The income on repurchase agreements is taxable. (See "Taxes" below.)

           REVERSE REPURCHASE AGREEMENTS. Subject to their investment policies, each Portfolio except the Treasury Money Market Portfolio and the Tax-Exempt Portfolios) may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with their respective investment limitations below. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at an agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price which the Portfolio is obligated to pay. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

           SECURITIES LENDING. To increase return or offset expenses, each Portfolio (except the Money Market, Treasury Money Market, Tax-Exempt Money Market, Missouri Tax-Exempt Bond and Kansas Tax- Exempt Bond Portfolios) may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, or its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that has at least $1.5 billion in total assets, or any combination thereof. The collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Portfolio. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. In accordance with current SEC policies, each Portfolio is currently limiting its securities lending to 33-1/3% of the aggregate net assets of such Portfolio. Loans are subject to termination by a Portfolio or a borrower at any time.

           SECURITIES OF OTHER INVESTMENT COMPANIES. Under certain circumstances described above and subject to their respective investment policies and limitations, each Portfolio may invest in securities issued by other investment companies which invest in securities in which the Portfolio is permitted to invest and which determine their net asset value per Share based on the amortized cost or penny-rounding method. Each Portfolio may invest in securities of other investment companies within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition on a Portfolio investing more than 10% of the value of its total assets in such securities. Investment companies in which a Portfolio may invest may impose a sales or distribution charge in connection with the purchase or redemption of their shares as well as other types of commissions or charges (no sales charge will be paid by the Tax-Exempt Money Market, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios in connection with such investments). Such charges will be payable by a Portfolio and, therefore, will be borne indirectly by its shareholders. To the extent that a Portfolio may invest in securities of other investment companies, the Fund and the Adviser will ensure that there will be no duplication of advisory fees. If necessary to accomplish this, the Adviser will rebate its advisory fee to the Fund. (See the Statement of Additional Information under "Investment Objectives and Policies -- Securities of Other Investment Companies.") The income on securities of other investment companies may be taxable to investors at the state or local level. (See "Taxes" below.)

           WHEN-ISSUED PURCHASES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. Each Portfolio may purchase securities on a "when- issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Portfolio to purchase or sell securities at a stated price and yield with settlement beyond the normal settlement date. Such transactions permit a Portfolio to lock-in a price or yield on a security, regardless of future changes in interest rates. Additionally, the Short-Intermediate Municipal Portfolio may purchase or sell securities on a "delayed settlement" basis. This refers to a transaction in the secondary market that will settle some time in the future. When issued purchases, forward commitments and delayed settlement transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the value of the security to be sold increases prior to the settlement date. Each Portfolio expects that these transactions will not exceed 25% of the value of its total assets (at the time of purchase) under normal market conditions. No Portfolio intends to engage in such transactions for speculative purposes but only for the purpose of acquiring portfolio securities.

           OPTIONS. Each of the Equity and Bond Portfolios (except the Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios) may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 10% of its net assets. Such options may relate to particular securities or to various stock or bond indices. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the option writer. Such transactions will be entered into only as a hedge against fluctuations in the value of securities which a Portfolio holds or intends to purchase.


           These Portfolios may also write covered call options. A covered call option is an option to acquire a security that a Portfolio owns or has the right to acquire during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation.

           The International Equity Portfolio may write covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or for the purpose of earning additional income. Such options may relate to particular securities, foreign or domestic stock or bond indices, financial instruments or foreign currencies; may or may not be listed on a domestic or foreign securities exchange; and may or may not be issued by the Options Clearing Corporation. The International Equity Portfolio will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Adviser or Sub-Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options. The International Equity Portfolio will not purchase put and call options in an amount that exceeds 10% of its net assets at the time of purchase.

  The aggregate value of the securities subject to covered call options written by a Portfolio will not exceed 25% of the value of its net assets. In order to close out an option position, a Portfolio may enter into a "closing purchase transaction" -- the purchase of a covered call option on the same security with the same exercise price and expiration date as the option which the Portfolio previously wrote. By writing a covered call option, a Portfolio forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit and it is not able to sell the underlying security until the option expires, is exercised, or the Portfolio effects a closing purchase transaction by purchasing an option of the same series. The use of covered call options will not be a primary investment technique of any Portfolio. (For additional information relating to option trading practices, including particular risks, see the Statement of Additional Information and Appendix B thereof.)

           FOREIGN CURRENCY PUT OPTIONS. The International Equity Portfolio may purchase foreign currency put options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Portfolio, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

           UNLISTED CURRENCY OPTIONS. The International Equity Portfolio may purchase unlisted currency options. A number of major investment firms trade unlisted options which are more flexible than exchange listed options with respect to strike price and maturity date. These unlisted options generally are available on a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. They will be deemed to be illiquid for purposes of the limitation on investments in illiquid securities.

           WRITING FOREIGN CURRENCY CALL OPTIONS. A call option written by the International Equity Portfolio gives the purchaser, upon payment of a premium, the right to purchase from the International Equity Fund a currency at the exercise price until the expiration of the option.

           FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the International Equity Portfolio may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolio may from time to time enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolio may enter into currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward currency contracts to purchase or sell foreign currencies.

           A forward foreign currency contract is an obligation by the International Equity Portfolio to purchase or sell a specific currency at a future date at a price set at the time of the contract. In this respect, forward currency contracts are similar to foreign currency futures contracts described below; however, unlike futures contracts, which are traded on recognized commodities exchanges, forward currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Also, forward currency contracts usually involve delivery of the currency involved instead of cash payment as in the case of futures contracts.

           The International Equity Portfolio may use forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. The use of such forward contracts is limited to hedging against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. The purpose of transaction hedging is to "lock in" the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Portfolio will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the Portfolio's assets but will be employed as necessary to correspond to particular transactions or positions. The Portfolio may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated in, quoted in, or currently convertible into that particular currency. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities decline, but forward foreign currency exchange contracts do allow the Portfolio to establish a rate of exchange for a future point in time.

           FUTURES CONTRACTS AND RELATED OPTIONS. The Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities and Balanced Portfolios may invest in futures contracts and options on futures contracts to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the SEC. The International Equity Portfolio may invest in interest rate futures contracts, options on futures contracts and other types of financial futures contracts (such as foreign currency contracts), as well as any index or foreign market futures which are available in recognized exchanges or in other established financial markets to the extent permitted by the CFTC and the SEC. Such transactions, including stock or bond index futures contracts, or options thereon, act as a hedge to protect a Portfolio from fluctuations in the value of its securities caused by anticipated changes in interest rate or market conditions without necessarily buying or selling the securities. Hedging is a specialized investment technique that entails skills different from other investment management. The Adviser (or Sub-

Adviser) may also consider such transactions to be economically appropriate for the reduction of risk inherent in the ongoing management of a Portfolio. A stock or bond index futures contract is an agreement in which one party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the common stock or bonds included in the index) at the close of the last trading day of the contract and the price at which the agreement is originally made. No physical delivery of the underlying stock or bond in the index is contemplated. Similarly, it may be in the best interest of a Portfolio to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed income securities.

           The purchase and sale of futures contracts or related options will not be a primary investment technique of any Portfolio. None of the Portfolios will purchase or sell futures contracts (or related options thereon) for hedging purposes if, immediately after purchase, the aggregate initial margin deposits and premiums paid by a Portfolio on its open futures and options positions exceeds 5% of the liquidation value of the Portfolio, after taking into account any unrealized profits and unrealized losses on any such futures or related options contracts into which it has entered. (For a more detailed description of futures contracts and related options, see the Statement of Additional Information and Appendix B thereof.)


           TYPES OF MUNICIPAL OBLIGATIONS. The two principal classifications of Municipal Obligations that may be held by the Tax-Exempt Portfolios are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenues securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

           Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered Municipal Obligations. Interest on private activity bonds, although free of regular federal income tax, may be an item of tax preference for purposes of the federal alternative minimum tax.

           Each of the Tax-Exempt Portfolios may acquire zero coupon obligations, which may have greater price volatility than coupon obligations and which will not result in payment of interest until maturity. Also included within the general category of Municipal Obligations are participation certificates in leases, installment purchase contracts, or conditional sales contracts ("lease obligations") entered into by state or political subdivisions to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, certain lease obligations are backed by the lessee's covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the lessee has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing and may not be as marketable as more conventional securities. To the extent these securities are illiquid, they are subject to each Portfolio's applicable limitation on illiquid securities described below. The Portfolios do not intend to invest in such lease obligations during the current year. (See "Investment Objectives and Policies" in the Statement of Additional Information for a description of other investment policies.)

           Municipal Obligations purchased by the Tax-Exempt Portfolios may be backed by letters of credit or guarantees issued by domestic or foreign banks and other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or a guarantee with respect to a Municipal Obligation held by a Tax-Exempt Portfolio could have an adverse effect on the Portfolio's investment portfolio and the value of its shares. Foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations, including less stringent reserve requirements and different accounting, auditing and recordkeeping requirements.

           VARIABLE AND FLOATING RATE MUNICIPAL OBLIGATIONS. Municipal Obligations purchased by the Tax-Exempt Portfolios may include rated or unrated variable and floating rate instruments, including variable rate master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated instruments purchased by a Portfolio will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be purchased. The absence of an active secondary market for a particular variable or floating rate instrument, however, could make it difficult for a Portfolio to dispose of an instrument if the issuer were to default on its payment obligation. A Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

           STAND-BY COMMITMENTS. Each of the Tax-Exempt Portfolios may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified Municipal Obligations at a specified price. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Stand-by commitments acquired by the Portfolio will be valued at zero in determining the Portfolio's net asset value.

           TAX-EXEMPT DERIVATIVES. Each of the Tax-Exempt Portfolios may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. The Adviser expects that less than 5% of each Tax-Exempt Portfolio's assets will be invested in such securities during the current year. (See the Statement of Additional Information under "Investment Objectives and Policies - Tax-Exempt Derivatives.")

           ILLIQUID SECURITIES. A Portfolio will not knowingly invest more than 15% (10% for each of the Money Market Portfolios) of the value of its net assets in illiquid securities. Repurchase agreements that do not provide for settlement within seven days, time deposits maturing in more than seven days, and securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but that may be purchased by institutional buyers pursuant to SEC Rule 144A are subject to the applicable limit (unless the Adviser or Sub-Adviser, pursuant to guidelines established by the Board of Directors, determines that a liquid market exists).

           PORTFOLIO TURNOVER AND TRANSACTIONS. Although the Equity and Bond Portfolios will not normally engage in short-term trading, each Portfolio reserves the right to do so if the Adviser (or Sub-Adviser) believes that selling a particular security is appropriate in light of the Portfolio's investment objective. Investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Portfolio involved and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains may be treated as ordinary income for federal income tax purposes. (See "Taxes" in this Prospectus and the Statement of Additional Information.")

           Although the Kansas Tax-Exempt Bond Portfolio cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100%.


           All orders for transactions in securities or options on behalf of the Portfolios are placed by the Adviser (or Sub- Adviser) with broker-dealers that it selects. To the extent permitted by the 1940 Act and guidelines adopted by the Fund's Board of Directors, a Portfolio may utilize the Distributor or one or more of its affiliates as a broker in connection with the purchase or sale of securities when the Adviser believes the charge for the transaction does not exceed the usual and customary broker's commission.


INVESTMENT LIMITATIONS


           The investment limitations set forth below are fundamental policies and may be changed only by a vote of a majority of the outstanding Shares of a Portfolio. Other investment limitations that also cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."


THE MONEY MARKET AND TREASURY MONEY MARKET PORTFOLIOS


           A Portfolio may not:

                 1. Make loans, except that a Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into repurchase agreements with respect to securities (together with any cash collateral) that are consistent with the Portfolio's permitted investments and that equal at all times at least 100% of the value of the repurchase price.

                 2. Borrow money or issue senior securities, except that a Portfolio may borrow from banks, and the Money Market Portfolio may enter into reverse repurchase agreements, for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Portfolio's total assets at the time of such borrowing. A Portfolio will not purchase securities while its borrowings (including reverse repurchase agreements) are outstanding.

                 3. With respect to the Treasury Money Market Portfolio, purchase securities other than obligations of the U.S. Government, its agencies and instrumentalities, some of which may be subject to repurchase agreements, except that the Portfolio may purchase securities of other investment companies that seek to maintain a constant net asset value per Share and that are permitted themselves only to invest in securities which may be acquired by the Portfolio.

                 4. With respect to the Money Market Portfolio, purchase any securities which would cause more than 25% of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by domestic bank instruments or obligations of the U.S. Government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

           In accordance with current regulations of the SEC, the Money Market Portfolio intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Portfolio's total assets at the time of purchase, provided that the Portfolio may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. This intention is not, however, a fundamental policy of the Money Market Portfolio. The Portfolio would have the ability to invest more than five percent of its assets in any one issuer in accordance with its fundamental policy only in the event that Rule 2a-7 of the 1940 Act is amended in the future.



THE GROWTH & INCOME EQUITY, EMERGING GROWTH, GOVERNMENT & CORPORATE BONDS, U.S. GOVERNMENT SECURITIES, BALANCED, INTERNATIONAL EQUITY AND SHORT-INTERMEDIATE MUNICIPAL PORTFOLIOS


           A Portfolio may not:

                 1. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if, immediately after and as a result of such investments, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the Portfolio's total assets may be invested without regard to such limitations.


                 2. Purchase any securities which would cause 25% or more of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that, however, (a) with respect to each Portfolio except the Short-Intermediate Municipal Portfolio, (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iii) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry); and (b) with respect to the Short-Intermediate Municipal Portfolio, there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions.


                 3. Borrow money or issue senior securities, except that each Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary defensive purposes in amounts not in excess of 10% of the Portfolio's total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the Portfolio's total assets at the time of such borrowing; or purchase securities while its borrowings exceed 5% of its total assets. A Portfolio's transactions in futures and related options (including the margin posted by a Portfolio in connection with such transactions), and securities held in escrow or separate accounts in connection with a Portfolio's investment practices described in this Prospectus or the Statement of Additional Information are not subject to this limitation.
[/R]

                 4. Make loans, except that each Portfolio may purchase or hold debt instruments, lend portfolio securities, enter into repurchase agreements and make other investments in accordance with its investment objective and policies.

                 5. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio's transactions in options, and futures contracts and related options, and (b) a Portfolio may obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities.


THE TAX-EXEMPT MONEY MARKET, MISSOURI TAX-EXEMPT BOND AND KANSAS TAX-EXEMPT BOND PORTFOLIOS

           A Portfolio may not:

                 1. Purchase securities of any one issuer if, immediately after and as a result of such purchase, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, except that (a) up to 50% of the Portfolio's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the Portfolio's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to an industrial development bond (in the case of the Tax-Exempt Money Market Portfolio) or a private activity bond (in the case of the Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios) that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the Portfolio's total assets.

                 2. Borrow money or issue senior securities, except that each Portfolio may borrow from banks, and the Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios may enter into reverse repurchase agreements, for temporary defensive purposes in amounts not in excess of 10% of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of its total assets at the time of such borrowing (including any reverse repurchase agreements); or purchase securities while borrowings exceed 5% of Tax-Exempt Money Market Portfolio's net assets or 5% of the Missouri Tax-Exempt Bond or Kansas Tax-Exempt Bond Portfolios' respective total assets. Securities held in escrow or separate accounts in connection with the Portfolios' investment practices described in this Prospectus or the Statement of Additional Information are not subject to this limitation.

THE MISSOURI TAX-EXEMPT BOND AND KANSAS TAX-EXEMPT BOND PORTFOLIOS

           A Portfolio may not:

                 1. Purchase any securities, except securities issued (as defined in Investment Limitation No. 1 above with respect to the Tax-Exempt Money Market, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause more than 25% of the Portfolio's net assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

                 2. Make loans except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.

           In addition, under normal market conditions or when the Adviser deems that suitable tax-exempt obligations are available, at least 80% of the Tax-Exempt Money Market Portfolio's assets must be invested in obligations the interest on which is exempt from federal income tax and stand-by commitments with respect to such obligations.

           Notwithstanding the Investment Limitation in the preceding paragraph, the Tax-Exempt Money Market Portfolio may invest in securities of other investment companies that (a) invest in securities that are substantially similar to those the Portfolio may acquire, and (b) distribute income that is exempt from regular federal income tax.

           The following additional investment policies with respect to the Tax-Exempt Money Market, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios are not fundamental and may be changed by the Board of Directors without shareholder approval:

                 The Portfolios may not purchase securities which are not readily marketable, enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase other illiquid securities if, as a result of such purchase, illiquid securities would exceed 15% (10% with respect to the Tax-Exempt Money Market Portfolio) of the Portfolios' respective total assets.

           The Tax-Exempt Money Market Portfolio has an operating policy to comply with the requirements of Rule 2a-7 of the 1940 Act. To the extent that Rule 2a-7 is more restrictive than the Portfolio's fundamental limitations, the Portfolio will operate in accordance with Rule 2a-7.

           If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value in the Portfolio's securities will not constitute a violation of such limitation.

           In order to permit the sale of Portfolio Shares in certain states, each Portfolio may make commitments more restrictive than the investment policies and limitations described above. Should the Board of Directors determine that any such commitment is no longer in a Portfolio's best interest, the Board may revoke the commitment by terminating the sale of such Portfolio's Shares to investors residing in the state involved.



                        PRICING OF SHARES

THE MONEY MARKET PORTFOLIOS


           The Money Market Portfolios' respective net asset values per Share are determined by the Administrator as of 12:00 noon (Eastern Time) and as of the close of regular trading hours on the New York Stock Exchange (the "Exchange") (currently, 4:00 p.m. Eastern time) on each weekday, with the exception of those holidays on which the Exchange or the Federal Reserve Bank of St. Louis are closed (a "Business Day"). Currently one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day,

Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day (observed).


           Each Portfolio's assets are valued based upon the amortized cost method. Although each Portfolio seeks to maintain its net asset value per Share at $1.00, there can be no assurance that the net asset value per Share will not vary. (See the Statement of Additional Information under "Net Asset Value" for further information.)


THE EQUITY AND BOND PORTFOLIOS

           The Equity and Bond Portfolios' respective net asset values per Share are determined by the Administrator as of the close of regular trading hours on the Exchange on each Business Day (currently 4:00 p.m. Eastern time).


           Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded on only over-the-counter markets are valued on the basis of market values when available. Securities for which there are no transactions are valued at the average of the current bid and asked prices. Other securities, including restricted and other securities for which market quotations are not readily available, and other assets are valued at fair value by the Adviser (or Sub- Adviser) under the supervision of the Board of Directors. Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method. (For further information about valuation of investments, see "Net Asset Value" in the Statement of Additional Information.)

OTHER INFORMATION


           The public offering price for each class of Shares of a Portfolio is based upon net asset value per Share plus, in the case of Investor A Shares of each Portfolio except the Money Market Portfolios, a front-end sales charge. A class will calculate its net asset value per Share by adding the value of a Portfolio's investments, cash and other assets attributable to the class, subtracting the Portfolio's liabilities attributable to that class, and then dividing the result by the total number of Shares in the class that are outstanding. Because the operating expenses of Investor B Shares are higher than those associated with the other classes of Shares, the net asset value per Share of Investor B Shares of a Portfolio which declares its net investment income quarterly will generally be lower than the net asset value per Share of Trust, Institutional or Investor A Shares of the same Portfolio.

                HOW TO PURCHASE AND REDEEM SHARES

PURCHASE OF SHARES

           Trust Shares are sold to financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions (collectively "financial institutions"), acting on their own behalf or on behalf of their qualified fiduciary accounts, employee benefit, retirement plan, or other such qualified accounts. Trust Shares are sold to qualified purchasers without a sales charge imposed by the Fund or the Distributor. Generally, investors purchase Trust Shares through a financial institution, which is responsible for transmitting purchase orders directly to the Fund.

           Purchases may be effected on Business Days when the Adviser, Distributor and Mercantile (the Custodian) are open for business. The Fund reserves the right to reject any purchase order, including purchases made with foreign and third party drafts or checks.

           Financial institutions placing orders directly or on behalf of their customers should contact the Fund at 1-800-551-3731. Investors may also call the Fund for information on how to purchase Shares.

           All shareholders of record will receive confirmations of Share purchases, exchanges, and redemptions in the mail. If Shares are held in the name of banks or other financial institutions, such institution is responsible for transmitting purchase, exchange, and redemption orders to the Fund on a timely basis, recording all purchase, exchange, and redemption transactions, and providing regular account statements which confirm such transactions to beneficial owners. Payment for orders which are not received or accepted will be returned after prompt inquiry to the transmitting financial institution.

PURCHASE OF SHARES -- THE MONEY MARKET PORTFOLIOS


           A purchase order received and accepted by the Fund by 12:00 noon (Eastern time) on a Business Day is effected at the net asset value per Share next determined after receipt of the order in good form if the Fund's Custodian has received payment in federal funds by 4:00 p.m. (Eastern time) that day. If such funds are not available for investment by 4:00 p.m. (Eastern time), the order will be cancelled. Purchase orders received after 12:00 noon (Eastern time) will be placed the following business day.

PURCHASE OF SHARES -- THE EQUITY AND BOND PORTFOLIOS


           If purchase orders are received in good form and accepted by the Fund prior to 4:00 p.m. (Eastern time) on any Business Day, Trust Shares will be priced according to the net asset value per Share next determined on that day after receipt of the order. Immediately available funds must be received by the Custodian prior to 4:00 p.m. on the next Business Day following receipt of such order. If funds are not received by such date, the order will be cancelled, and notice thereof will be given to the financial institution placing the order.

EXCHANGES


           The exchange privilege enables shareholders to exchange Trust Shares of a Portfolio for Trust Shares of another Portfolio offered by the Fund. Exchanges for Trust Shares in another Portfolio are effected without payment of any exchange or sales charges. In addition, Trust Shares of a Portfolio may also be exchanged for Investor A Shares of the same Portfolio in connection with the distribution of assets held in a qualified trust, agency or custodian account with the trust department of Mercantile or any of its affiliated or correspondent banks. Such exchanges will also be effected without payment of any exchange or sales charges. The exchange privilege may be exercised only in those states where the class of shares of such other Portfolios may be legally sold.

           The Fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders. An investor may telephone an exchange request by calling his or her financial institution, which is responsible for transmitting such request to the Distributor. (See "Other Exchange or Redemption Information" below.) An investor should consult the financial institution or the Distributor for further information regarding procedures for exchanging Shares.


REDEMPTION OF SHARES


           Redemption orders should be placed with or through the same financial institution that placed the original purchase order. Redemption orders are effected at a Portfolio's net asset value per Share next determined after receipt of the order by the Fund. The financial institution is responsible for transmitting redemption orders to the Fund on a timely basis. No charge for sending redemption payments electronically is currently imposed by the Fund, although a charge may be imposed in the future. The Fund reserves the right to send redemption proceeds electronically within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Portfolio.

           A written redemption request must be accompanied by any Share certificates which are properly endorsed for transfer. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record and (2) the redemption check is mailed to the shareholder(s) at the address of record or the proceeds are either mailed or sent electronically to a commercial bank account previously designated on the account application. An investor with questions or needing assistance should contact the financial institution servicing his or her account or the Distributor. Additional documentation may be required if the redemption is requested by a corporation, partnership, trust, fiduciary, executor, or administrator. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures described in "Other Exchange or Redemption Information" below.

           Neither the Fund nor its service providers will be liable for any loss, damage, expense or cost arising out of any telephone redemption effected in accordance with the Fund's telephone redemption procedures, upon instructions reasonably believed to be genuine. The Fund will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Fund or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. If Share certificates are outstanding with respect to an account, the telephone redemption and exchange privilege is not available.

           Proceeds from redemptions of Shares of the MONEY MARKET PORTFOLIOS with respect to redemption orders received by the Fund before 12:00 noon (Eastern time) on a Business Day normally are sent electronically the same day to the financial institution that placed the redemption order in good form. Proceeds for redemption orders that are received after 12:00 noon (Eastern time) or on a non-Business Day normally are wired to the financial institution on the next Business Day.

           Proceeds from redemptions of Shares of the EQUITY AND BOND PORTFOLIOS with respect to redemption orders received by the Fund before 4:00 p.m. (Eastern time) on a Business Day normally are sent electronically to the financial institution that placed the redemption order the next Business Day after the Distributor's receipt of the order in good form.


OTHER EXCHANGE OR REDEMPTION INFORMATION

           During periods of substantial economic or market change or activity, telephone redemptions or exchanges may be difficult to complete. In such event, Shares may be redeemed or exchanged by mailing the request directly to the financial institution through which the original Shares were purchased or directly to the Fund at P.O. Box 78069, St. Louis, Missouri 63178.

           At various times, the Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Fund may delay the forwarding of proceeds until payment has been collected for the purchase of such Shares which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified or bank check or by electronic transfer. The Fund intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Fund may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

           A shareholder may be required to redeem Shares in a Portfolio upon 60 days' written notice if the balance in the shareholder's account drops below $500. The Fund will not require a shareholder to redeem Portfolio Shares if the value of the shareholder's account drops below $500 due to fluctuations in net asset value. Share balances may also be redeemed pursuant to arrangements between financial institutions and their investors.

                    YIELDS AND TOTAL RETURNS


           Yield and total return quotations are computed separately for Trust Shares, Institutional Shares, Investor A Shares and/or Investor B Shares of a Portfolio. TOTAL RETURN AND YIELD FIGURES WILL FLUCTUATE, ARE BASED ON HISTORICAL EARNINGS, AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The methods used to compute each Portfolio's yields and total returns are described below and in the Statement of Additional Information.

THE MONEY MARKET PORTFOLIOS


           From time to time, performance information such as total return, "yield" and "effective yield" for the Money Market Portfolios' Trust Shares may be quoted in advertisements or in communications to shareholders. The "yield" quoted in advertisements refers to the income generated by an investment in such Shares of a Portfolio over a specified period (such as a seven-day period) identified in connection with the particular yield quotation. This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in such Shares of a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.


           In addition, the Treasury Money Market Portfolio's "state tax-equivalent yield" may also be quoted. The "state tax- equivalent yield" shows the level of taxable yield needed to produce an after-tax yield that is equivalent to a particular state's tax-exempt yield achieved by the Portfolio. The "state tax-equivalent yield" refers to the portion of income that is derived from interest income on direct obligations of the U.S. Government, its agencies or instrumentalities that qualifies for exemption from state income tax. The yield calculation assumes that 100% of the interest income is exempt from state income tax. The "state tax-equivalent yield" is computed by dividing the tax-exempt portion of the Portfolio's yield by a denominator consisting of one minus a stated income tax rate.


           The Tax-Exempt Money Market Portfolio may also quote its "tax-equivalent yield" and "tax-equivalent effective yield", which demonstrate the level of taxable yield needed to produce an after-tax yield that is equivalent to the Portfolio's yield and effective yield. Each are calculated by increasing the Portfolio's yield and effective yield by the amount necessary to reflect the payment of federal (and/or state) tax at a stated tax rate. The "tax equivalent yield" and "tax-equivalent effective yield" will always be higher than the Portfolio's yield and effective yield, respectively. The Tax-Exempt Money Market Portfolio may also compute its "tax-equivalent yield" and "tax-equivalent effective yield" with respect to certain states, which shows the level of taxable yield and effective yield, respectively, needed to produce an after-tax equivalent to the federal and state tax-exempt yield of the Portfolio's particular class of Shares, assuming payment of federal income tax and state personal income tax each at a stated rate and based upon a specified percentage of the Portfolio's income which is exempt from state income tax as well as federal income tax.

THE EQUITY AND BOND PORTFOLIOS

           From time to time, performance information such as total return and yield data for the Equity and Bond Portfolios' Trust Shares may be quoted in advertisements or in communications to shareholders. The yield is computed based on the net income of such Shares in the particular Portfolio during a 30-day (or one-month) period identified in connection with the particular yield quotation. More specifically, the yield is computed by dividing the Portfolio's net income per Share during a 30-day (or one-month) period by the net asset value per Share on the last day of the period and annualizing the result. The Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios' "tax equivalent" yields, which show the level of taxable yield needed to produce an after-tax equivalent to each Portfolio's tax-free yield may also be quoted from time to time. This is done by increasing a Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate. The Missouri Tax-Exempt Bond Portfolio may also compute its "Missouri tax-equivalent" yield and the Kansas Tax-Exempt Bond Portfolio may also compute its "Kansas tax-equivalent" yield, which shows the level of taxable yield needed to produce an after-tax equivalent to the federal and Missouri or Kansas tax-exempt yield of the Portfolio's Shares, assuming payment of federal income tax and Missouri or Kansas income tax each at a stated rate.

           The Portfolios' total returns may be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total returns with respect to Trust Shares reflect the average annual percentage change in value of an investment in such Shares of the particular Portfolio over the particular measuring period. Aggregate total returns reflect the cumulative percentage change in value over the measuring period. Both methods of calculating total returns assume that dividends and capital gain distributions made by a Portfolio during the period are reinvested in the Portfolio's Trust Shares. When considering average annual total return figures for periods longer than one year, it is important to note that a Portfolio's annual total return for any one year in the period might have been more or less than the average for the entire period.


INFORMATION APPLICABLE TO ALL PORTFOLIOS

           Performance data of the Portfolios' Trust Shares may be compared to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lehman Brothers, Inc., or any of its affiliates, Ibbotson Associates, Inc., Lipper Analytical Services, Inc., Mutual Fund Forecaster and IBC/Donoghue's MONEY FUND REPORT(R) published by IBC/Donoghue.

References may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Institutional Investor, Pensions and Investments, U.S.A. Today, Fortune, CDA/Weisenberger, Morningstar, Inc. and publications of a local or regional nature. In addition to performance information, general information about the Portfolios that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.


           Performance quotations of a class of Shares in a Portfolio represent that Portfolio's past performance and should not be considered as representative of future results. Any account fees charged by a bank or other financial institution (as described in "Management of The Fund -- Service Organizations" below) or other institutions will not be included in the calculations of a Portfolio's yields and total returns. Such fees, if any, will reduce the investor's net return on an investment in a Portfolio. Investors may call 1-800-452-4015 to obtain current yield and total return information.


                   DIVIDENDS AND DISTRIBUTIONS


THE MONEY MARKET, TREASURY MONEY MARKET, TAX-EXEMPT MONEY MARKET,
GOVERNMENT & CORPORATE BOND, U.S. GOVERNMENT SECURITIES, SHORT-
INTERMEDIATE MUNICIPAL, MISSOURI TAX-EXEMPT BOND AND KANSAS TAX-
EXEMPT BOND PORTFOLIOS

           Dividends from net investment income of the Money Market, Treasury Money Market, Tax-Exempt Money Market, Government & Corporate Bond, U.S. Government Securities, Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios are declared daily and paid monthly not later than five Business Days after the end of each month. Trust Shares of the Money Market, Treasury Money Market and Tax-Exempt Money Market Portfolios earn dividends from the day the purchase order is received by the Transfer Agent through the day before the redemption order for such Shares is received. Trust Shares of the Government & Corporate Bond, U.S. Government Securities, Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios earn dividends from the day after the purchase order is received by the Transfer Agent through the day the redemption order for such Shares is received. Dividends on each Share of such Portfolios are determined in the same manner and are paid in the same amounts irrespective of class, except that a Portfolio's Trust Shares and Institutional Shares (other than the Tax-Exempt Portfolios which do not offer Insitutional Shares) bear all expenses of the respective Administrative Services Plans adopted for such Shares and a Portfolio's Investor A Shares and Investor B Shares (other than the Treasury Money Market, Tax-Exempt Money Market and Short-Intermediate Municipal

Portfolios which do not offer Investor B Shares) bear all expenses of the respective Distribution and Services Plans adopted for such Shares. In addition, a Portfolio's Institutional Shares bear the expense of certain sub-transfer agency fees. (See "Management of the Fund -- Administrative Services Plan" and "Other Information Concerning the Fund and Its Shares" below.)


THE GROWTH & INCOME EQUITY, EMERGING GROWTH, BALANCED AND INTERNATIONAL EQUITY PORTFOLIOS

           Net investment income for the Growth & Income Equity, Emerging Growth, Balanced and International Equity Portfolios is declared and paid quarterly as a dividend to shareholders of record. Dividends on each Share of each of these Portfolios are determined in the same manner and are paid in the same amount, irrespective of class, except that a Portfolio's Trust Shares and Institutional Shares bear all expenses of the respective Administrative Services Plans adopted for such Shares and a Portfolio's Investor A Shares and Investor B Shares bear all expenses of the respective Distribution and Services Plans adopted for such Shares. In addition, a Portfolio's Institutional Shares bear the expense of certain sub-transfer agency fees. (See "Management of the Fund" and "Other Information Concerning the Fund and Its Shares" below.)

OTHER DIVIDEND AND DISTRIBUTION INFORMATION

           The Money Market Portfolios do not expect to realize capital gains. Net realized capital gains of a Portfolio, if any, are distributed at least annually. All dividends and distributions paid on a Portfolio's Shares are automatically reinvested in additional Shares of the same class unless the investor has (i) otherwise indicated in the account application, or (ii) redeemed all the Shares held in a Portfolio, in which case a distribution will be paid in cash. Reinvested dividends and distributions will be taxed in the same manner as those paid in cash.

                          TAXES

FEDERAL TAXES

           Each Portfolio of the Fund intends to qualify as a "regulated investment company" for the current taxable year. It is intended that each Portfolio will continue to so qualify as long as such qualification is in the best interests of shareholders. A regulated investment company is generally exempt from federal income tax on amounts distributed to shareholders.


           Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for a taxable year requires, among other things, that each Portfolio distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net exempt-interest income (if any). In general, a Portfolio's investment company taxable income will be its taxable income, including dividends, interest and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of any net long-term capital gain over net short-term capital loss, if any, for such taxable year. The Money Market, Treasury Money Market, Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced and International Equity Portfolios intend to distribute as dividends substantially all of their respective investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to a Portfolio's shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional Shares. (Federal income taxes for distributions to an IRA are deferred under the Code.) In the case of the Growth & Income Equity, Emerging Growth, Balanced and International Equity Portfolios, such dividends will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Portfolios from domestic corporations for the taxable year. Because all of the Money Market, Treasury Money Market, Government & Corporate Bond, and U.S. Government Securities Portfolios' net investment income is expected to be derived from earned interest, it is not expected that any distributions from such Portfolios will be eligible for the dividends received deduction.

           It is the policy of each Tax-Exempt Portfolio to distribute as dividends substantially all of its net tax-exempt interest income and any investment company taxable income each year. Dividends derived from interest on Municipal Obligations (known as exempt-interest dividends) may be treated by shareholders as items of interest excludable from their gross income under
Section 103(a) of the Code, unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.") Distributions of net income may be taxable to investors under state or local law as dividend income even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income tax.

           If a Tax-Exempt Portfolio should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Portfolio that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders also must take all exempt- interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000.


           Substantially all of each Portfolio's net realized long-term capital gains, if any, will be distributed at least annually to its shareholders. A Portfolio will generally have no tax liability with respect to such gains and the distributions will be taxable to shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Shares and whether such gains are received in cash or reinvested in additional Shares.


           To the extent dividends paid to shareholders of a Tax-Exempt Portfolio are derived from taxable income or from long-term or short-term capital gains, such dividends will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares.

           An investor considering purchasing Shares of a Money Market Portfolio on or just before the record date of any capital gains distribution (or in the case of the Equity and Bond Portfolios, the record date of any dividend or capital gains distribution) should be aware that the amount of the forthcoming distribution, although in effect a return of capital, will be taxable.

           Dividends declared by a Portfolio in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year, if such dividends are actually paid during January of the following year.

           Each Portfolio may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross sale proceeds paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."

           A taxable gain or loss may be realized by an investor upon redemption, transfer or exchange of Shares of the Equity and Bond Portfolios, depending upon the tax basis of such Shares and their price at the time of redemption, transfer or exchange. If an investor holds Shares for six months or less and during that time receives an exempt-interest dividend on those Shares, any loss realized on the sale or exchange of those Shares will be disallowed to the extent of the exempt-interest dividend.

           Certain interest income and dividends earned by the International Equity Portfolio from foreign securities is expected to be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolio's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. The Portfolio may make this election. As a consequence, the amount of these foreign taxes paid by the Portfolio will be included in its shareholders' taxable income pro rata (in addition to taxable distributions actually received by them), and each shareholder may elect either (a) to credit his proportionate amount of such taxes against his U.S. federal income tax liabilities (subject to certain limitations), or (b) if he itemizes his deductions, to deduct such proportionate amounts from his U.S. taxable income.

           MISSOURI TAX CONSIDERATIONS. For each year in which a Portfolio qualifies as a regulated investment company for federal income tax purposes, shareholders of such Portfolio who are Missouri resident individuals, trusts or estates resident in Missouri, or corporations subject to Missouri taxing jurisdiction (collectively, "Missouri Taxpayers") will not be subject to Missouri income taxation on dividends distributed to them to the extent that such dividends (a) qualify as exempt-interest dividends of a regulated investment company under Code section 852(b)(5), (b) are the subject of the written notice to shareholders required by 12 C.S.R. section 10-2.155(2), (c) are attributable to interest on (1) obligations issued by the State of Missouri or any of its political subdivisions or authorities, or (2) certain obligations of the United States, any territory or possession of the United States, or any authority, commission, or instrumentality of the United Sates, to the extent exempted from Missouri income tax under Federal Law, and (d) are properly reported on the Missouri income tax returns of the shareholder in the respective Portfolio.

           To the extent possible, the Missouri Tax-Exempt Bond Portfolio intends to invest in obligations which will permit distributions attributable to interest to be excludable by Missouri Taxpayers. Despite this intention, Missouri Taxpayers generally will be subject to Missouri income tax on other types of distributions received from the Missouri Tax-Exempt Bond Portfolio, including distributions of interest on obligations of other issuers and all long-term and short-term capital gains.

           Except as noted above with respect to Missouri income taxation, distributions from a Portfolio may be taxable to shareholders under other state and local laws imposing taxes on or measured by net income, even though such distribution were derived, in whole or in part, from interest on obligations which, if realized directly by the shareholder, or by a shareholder of another type, would be nontaxable.

           The foregoing discussion of Missouri law does not apply to shareholders that are subject to the Missouri bank tax or other comparable forms of specialized Missouri taxation.

           All shareholders of the Portfolios should consult with their tax advisors with respect to the state and local tax consequences of the purchase, ownership, and disposition of Shares in the Portfolios, the receipt of distributions from the Portfolios, and the proper method in which to report Portfolio-related items on a shareholder's Missouri tax returns.

           KANSAS TAX CONSIDERATIONS. In each year that a Portfolio qualifies as a regulated investment company for federal income tax purposes, dividends distributed to shareholders of the Portfolio who are Kansas resident individuals, or estates or trusts resident in Kansas, will be excluded from the computation of Kansas adjusted gross income to the extent that such dividends
(a)(i) qualify as exempt-interest dividends of a regulated investment company under section 852(b)(5) of the Code and (ii) are attributable to interest on obligations issued after December 31, 1987 by the State of Kansas or its political subdivisions or on certain specific obligations issued before January 1, 1988 by such entities, or (b) are derived from interest on certain obligations of any authority, commission or instrumentality of the United States or its possessions, to the extent exempted from state income taxes under Federal law. The Kansas Tax-Exempt Bond Portfolio intends to invest only in obligations which will permit distributions attributable to interest to be excludable from Kansas adjusted gross income on resident individuals, estates and trusts. Resident individuals, estates and trusts will generally be subject to Kansas income tax on other types of distributions received from the Kansas Tax-Exempt Bond Portfolio, including distributions attributable to interest on certain obligations issued before January 1, 1988, by the State of Kansas or its political subdivisions, to interest on obligations of other issuers and to all long-term and short-term capital gains, if any, to the extent such capital gains distributions are included in federal taxable income. Corporations within Kansas' tax jurisdiction are subject to the same rules as Kansas individuals in computing such corporation's net income before apportionment.

           The foregoing discussion of Kansas law does not apply to shareholders which are banks or to certain other individuals or entities who are in the banking business. Banks and others in the banking business are subject to the Kansas privilege tax on net income for which distributions from the Kansas Bond Portfolio are not exempt.

           Except as noted above with respect to Kansas income taxation, distributions from a Portfolio may be taxable to investors under other state and local laws imposing taxes on or measured by net income, even though all or a portion of such distributions are derived from tax-exempt obligations which, if realized directly by the investor, would be nontaxable. The Kansas Tax-Exempt Bond Portfolio will notify its shareholders within 60 days after the close of each year as to the amount of exempt interest dividends from Kansas obligations which is exempt from Kansas individual income taxation.

           Earnings derived from the Kansas Bond Portfolio will not be subject to the local intangibles tax imposed by various counties, cities and townships in Kansas.

           Shareholders of the Kansas Tax-Exempt Bond Portfolio should consult their tax advisors with respect to the state and local tax consequences of the purchase, ownership and disposition of Shares in the Portfolio.

STATE AND LOCAL TAXES


           Shareholders should note that dividends paid by a Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations that, if realized directly, would be exempt from such income taxes.

           The Treasury Money Market Portfolio is structured to provide investors, to the extent permissible by federal and state law, with income that is exempt or excluded from taxation at the state and local level. Shareholders should note that many, but not all, states permit all or a portion of a regulated investment company's dividends which are derived from interest on U.S. Treasury obligations (and obligations of certain U.S. Government agencies)("Treasury Obligations") to be exempt or excluded from state and local taxation. In addition, only certain states allow dividends of a regulated investment company that are derived from dividends of other regulated investment companies investing directly in Treasury Obligations to be exempt or excluded from state and local taxation. Some states reduce a shareholder's allowable deductions by interest on debt incurred to carry obligations producing state tax-exempt interest and by other expenses related to such obligations. Income earned by the Portfolio from repurchase agreements generally is not exempt from state or local income tax. Shareholders should consult their own tax advisors about the status of distributions from the Treasury Money Market Portfolio under state and local law.

MISCELLANEOUS


           The foregoing summarizes some of the important federal and state tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolios should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal and, for the Treasury Money Market Portfolio, the state income tax consequences, and for the Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios, the Missouri or Kansas state income tax consequences, of distributions made each year.


                     MANAGEMENT OF THE FUND

           The Fund is managed under the direction of its Board of Directors. The Statement of Additional Information contains the names of and general background information concerning each director.

INVESTMENT ADVISER AND SUB-ADVISER


           Mississippi Valley Advisors Inc. ("MVA") serves as the investment adviser to each Portfolio. MVA's principal office is located at One Mercantile Center, Seventh & Washington Streets, St. Louis, Missouri 63101. MVA is a wholly-owned subsidiary of Mercantile. As of December 31, 1995, MVA had approximately $7 billion in assets under investment management, including the Funds' assets, which were approximately $2.1 billion.


           Subject to the general supervision of the Fund's Board of Directors and in accordance with the Fund's investment policies, MVA manages the Portfolios, makes investment decisions with respect to and places orders for all purchases and sales of the Portfolios' securities and other investments, and directs the maintenance of each Portfolio's records relating to such purchases and sales.


           For the services provided and expenses assumed pursuant to the investment advisory agreement, MVA is entitled to receive fees, computed daily and payable monthly, with respect to the Money Market and Treasury Money Market Portfolios, at the annual rates of .40% of the first $1.5 billion of each such Portfolio's average daily net assets, .35% of the next $1.0 billion of net assets and .25% of net assets in excess of $2.5 billion, and with respect to the Tax-Exempt Money Market, Growth & Income Equity,

Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced, International Equity, Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios, at the annual rates of
 .40%, .55%, .75%, .45%, .45%, .75%, 1.00%, .55%, .45% and .45% of the average daily net assets of each Portfolio, respectively. For the fiscal year/period ended November 30, 1995, MVA received advisory fees (net of waivers) at the effective annual rates of .35%, .35%, .35%, .55%, .75%, .45%, .45%, .75%, .75%,
0% and .45% of the respective average daily net assets of the Money Market, Treasury Money Market, Tax-Exempt Money Market, Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced, International Equity, Short-Intermediate Municipal and Missouri Tax-Exempt Bond Portfolios. For the fiscal year ended May 31, 1995, MVA received advisory fees (net of waivers) at the effective annual rates of .31% and .32% of the average daily net assets of the Predecessor Tax-Exempt Money Market and Predecessor Missouri Tax-Exempt Bond Portfolios, respectively. Without fee waivers, MVA would have been entitled to receive advisory fees at the annual rate of .40% and
 .45% of the average daily net assets of the Predecessor Tax-Exempt Money Market Portfolio and Predecessor Missouri Tax-Exempt Bond Portfolios, respectively. The Kansas Tax-Exempt Bond Portfolio had not commenced operations as of the date of this Prospectus. MVA has informed the Fund that, upon commencement of operations of the Kansas Tax-Exempt Bond Portfolio, it intends to waive its fee with respect to that Portfolio through November 30, 1996.


           MVA may from time to time voluntarily reduce all or a portion of its advisory fee to increase the net income of one or more Portfolios available for distributions as dividends. The voluntary fee reduction will cause the return of any such Portfolio to be higher than it would otherwise be in the absence of such reduction.

           Gene E. Gillespie, CFA, is the person primarily responsible for the day-to-day management of the Growth & Income Equity and Balanced Portfolios. Mr. Gillespie, Director of Research, has been with MVA for 23 years.

           Robert J. Anthony is the person primarily responsible for the day-to-day management of the Emerging Growth Portfolio. Mr. Anthony, Senior Associate, has been with MVA for 21 years.

           David A. Bethke, CFA, is the person primarily responsible for the day-to-day management of the U.S. Government Securities and Government & Corporate Bond Portfolios. Mr. Bethke, Senior Associate, joined MVA in 1987 and has six years of prior investment experience.


           Peter Merzian, is the person primarily responsible for the day-to-day management of the Short-Intermediate Municipal,

Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios' investments. Mr. Merzian, a Senior Associate of MVA, is assisted by several research analysts who utilize a wide range of technological resources in selecting portfolio investments. Mr. Merzian served as portfolio manager of the Predecessor Missouri Tax-Exempt Bond Portfolio since 1993 and prior thereto, was employed as a portfolio manager of another financial institution.


           MVA has entered into a sub-investment advisory agreement with Clay Finlay, Inc. Pursuant to the terms of such sub- investment advisory agreement, Clay Finlay has been retained by MVA to manage the investment and reinvestment of the assets of the International Equity Portfolio and to provide analytical and investment research services to it, subject to the supervision of MVA and to the direction and control of the Fund's Board of Directors.

           Under this arrangement, Clay Finlay is responsible for the day-to-day management of the International Equity Portfolio's assets. MVA reviews investment performance policies and guidelines, maintains certain books and records, is responsible for selecting and monitoring the performance of Clay Finlay, and for reporting the activities of Clay Finlay in managing the Portfolio to the Fund's Board of Directors.


           Clay Finlay is registered as an investment adviser with the SEC and is entirely owned by its investment professionals. Clay Finlay's principal office is located at 200 Park Avenue, 56th Floor, New York, New York 10166. As of December 31, 1995 Clay Finlay had approximately $6.0 billion in assets under management. Clay Finlay, founded in 1982, has eight senior investment professionals with extensive experience in international investments. Each of the eight senior investment professionals has been with the firm since its inception.


           Frances Dakers is the person primarily responsible for the day-to-day management of the International Equity Portfolio's investments. Ms. Dakers, a Principal of Clay Finlay, has been associated with Clay Finlay since January, 1982.


           For the services provided and expenses assumed pursuant to its sub-investment advisory agreement with MVA, Clay Finlay receives from MVA a fee, computed daily and payable monthly, at the annual rate of .75% of the International Equity Portfolio's average daily net assets. For the fiscal year ended November 30, 1995, Clay Finlay received sub-advisory fees at the effective annual rate of .75% of the International Equity Fund's average daily net assets. Clay Finlay bears all expenses incurred by it in connection with its services under the sub-investment advisory agreement.

ADMINISTRATOR

           BISYS Fund Services Ohio, Inc. located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the Portfolios' Administrator.

           The Administrator generally assists in all aspects of each Portfolio's administration and operation and also monitors and performs other services pertaining to the Fund's arrangements under the Administrative Services Plan described below. For its services, the Administrator is entitled to receive a fee, computed daily and payable monthly, at the annual rate of .20% (.10% for the Tax-Exempt Money Market Portfolio) of each Portfolio's average daily net assets. For the fiscal year ended November 30, 1995, the Administrator received administration fees (net of waivers) at the effective rate of .10% of the average daily net assets of the Money Market, Treasury Money Market, Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced, Short-Intermediate Municipal and Missouri Tax-Exempt Bond Portfolios, at the effective rate of .10% of the average daily net assets of the Tax-Exempt Money Market Portfoio, and at the effective rate of .15% of the average daily net assets of the International Equity Portfolio. From time to time, the Administrator may voluntarily waive all or a portion of the administration fees otherwise payable by a Portfolio in order to increase the net income available for distribution to shareholders. The Administrator has advised the Fund that, upon commencement of operations of the Kansas Tax-Exempt Bond Portfolio, it intends to waive .10% of the administration fee payable to it by that Portfolio through the Fund's 1997 fiscal year.


DISTRIBUTOR


           Trust Shares in each Portfolio are sold continuously by the Distributor, BISYS Fund Services, an affiliate of the Administrator. The Distributor is a registered broker-dealer with principal offices at 3435 Stelzer Road, Columbus, Ohio 43219.


ADMINISTRATIVE SERVICES PLAN

           The Fund has adopted an Administrative Services Plan with respect to the Trust Shares of the Portfolios. Pursuant to the Administrative Services Plan, Trust Shares are sold to banks and other financial institutions (which may include Mercantile or its affiliated or correspondent banks) acting on behalf of their qualified accounts (such financial institutions collectively, the "Service Organizations") which agree to provide certain shareholder administrative services for their clients or account holders (collectively, the "customers") who are the beneficial owners of such Shares. The holders of Trust Shares bear their pro rata portion of the fees which may be paid to Service Organizations for such services at an annual rate of up to .25%, for the Money Market Portfolios, and up to .30%, for the Equity and Bond Portfolios, respectively, of the average daily net assets of a Portfolio's Trust Shares owned beneficially by a Service Organization's customers.


SERVICE ORGANIZATIONS


           The servicing agreements adopted under the Administrative Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation (which may include Mercantile and its affiliates) to perform certain services, including providing administrative services with respect to the beneficial owners of Trust Shares of a Portfolio, such as establishing and maintaining accounts and records for their customers who invest in such Shares, assisting customers in processing purchase, exchange and redemption requests, and responding to customer inquiries concerning their investments.

           Under the Servicing Agreements and upon notice to the Fund, a Service Organization may subcontract with one or more entities for the performance of certain services provided under its Servicing Agreements with the Fund. Such Service Organization shall be as fully responsible to the Fund for the acts or omissions of any sub-contractor as it would be for its own acts or omissions. The fees payable to any sub-contractor are paid by the Service Organization out of the fees it receives from the Fund.


        The Fund understands that Service Organizations providing such administrative services may also charge fees to their customers beneficially owning such Shares. These fees would be in addition to any amounts which may be received by such Service Organization under its Servicing Agreement with the Fund. The Fund's Servicing Agreements require a Service Organization to disclose to its customers any compensation payable to the Service Organization by a Portfolio and any other compensation payable by its customers in connection with their investment in such Shares. Customers of such Service Organizations receiving servicing fees should read this Prospectus in light of the terms governing their accounts with their Service Organization.

CUSTODIAN, SUB-CUSTODIAN AND TRANSFER AGENT

           Mercantile Bank of St. Louis National Association, an affiliate of the Fund and a wholly-owned subsidiary of Mercantile Bancorporation, Inc., with principal offices located at One Mercantile Center, 8th and Locust Streets, St. Louis, Missouri 63101, serves as Custodian of each Portfolio's assets. In addition, Bankers Trust Company of New York, with principal offices at 16 Wall Street, New York, New York 10005, serves as

Sub-Custodian for the International Equity Portfolio. BISYS Fund Services Ohio, Inc. also serves as the Fund's transfer agent and dividend disbursing agent. Its address is 3435 Stelzer Road, Columbus, Ohio 43219.


REGULATORY MATTERS


           Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling the Shares of a registered, open-end investment company continuously engaged in the issuance of its Shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Shares of the Portfolios. Such banking laws and regulations do not prohibit such a holding company or affiliate, or banks, from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing Shares of such a company as agent for and upon the order of customers. Mercantile, MVA, Service Organizations that are banks or bank affiliates, and broker-dealers that are bank affiliates are subject to such laws and regulations, but believe they may perform the services for the Portfolios contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretation of federal laws expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


           Should future legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Portfolios and the shareholders, the Fund might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is not expected that investors would suffer any adverse financial consequences as a result of any of these occurrences.

           If current restrictions preventing a bank from legally sponsoring, organizing, controlling, or distributing Shares of an investment company were relaxed, Mercantile, or an affiliate of Mercantile, would consider the possibility of offering to perform additional services for the Portfolios. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Mercantile, or such an affiliate, might offer to provide such services.


           Conflict of interest restrictions may apply to the receipt of compensation paid pursuant to a Servicing Agreement by the Portfolios to a financial intermediary in connection with the investment of fiduciary funds in a Portfolio's Shares.

Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult legal counsel before entering into Servicing Agreements.


EXPENSES

           Except as noted above and in the Statement of Additional Information under "Investment Advisory and Administrative Contracts" and "Custodian and Transfer Agent," the Fund's service contractors bear all expenses in connection with the performance of their services, except that the Distributor is compensated pursuant to the Distribution and Services Plans (as described below under "Other Information Concerning the Fund and Its Shares"). Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to the Adviser and Administrator, transfer agency fees, fees and expenses of officers and directors who are not affiliated with the Adviser or the Distributor, taxes, interest, legal fees, custodian fees, auditing fees, 12b-1 fees, servicing fees, certain fees and expenses in registering and qualifying a Portfolio and its Shares for distribution under Federal and state securities laws, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, the expense of reports to shareholders, shareholders' meetings and proxy solicitations, fidelity bond and directors and officers liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by the Adviser, Distributor or Administrator under their respective agreements with the Fund. The Fund also pays for brokerage fees, commissions and other transaction charges, if any, in connection with the purchase and sale of portfolio securities. Any general expenses of the Fund that are not readily identifiable as belonging to a particular Portfolio will be allocated among all Portfolios by or under the direction of the Board of Directors in a manner the Board determines to be fair and equitable. Any expenses relating only to a particular class of Shares within a Portfolio will be borne solely by such class. (See "Certain Financial Information" and "Management of the Fund" above for additional information regarding expenses of each Portfolio.)

                  OTHER INFORMATION CONCERNING
                     THE FUND AND ITS SHARES

DESCRIPTION OF SHARES


           The Fund was organized as a Maryland corporation on September 9, 1982 and is a mutual fund of the type known as an

"open-end management investment company". The Fund's principal office is located at 3435 Stelzer Road, Columbus, Ohio 43219.

           The Fund's Charter authorizes the Board of Directors to issue up to seven billion full and fractional shares of common stock, and to classify and reclassify any unauthorized and unissued shares into one or more classes of shares. The Board of Directors may similarly classify or reclassify any class of shares into one or more series.

           Pursuant to such authority, the Board of Directors has authorized the issuance of the following series of shares representing interests in the Portfolios, each of which (except the Tax-Exempt Money Market, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios) is classified as a diversified company under the 1940 Act: 1.8 billion Trust Shares, 300 million Institutional Shares, 550 million Investor A Shares and 50 million Investor B Shares, representing interests in the Money Market Portfolio; 1 billion Trust Shares, 300 million Institutional Shares and 100 million Investor A Shares, representing interests in the Treasury Money Market Portfolio; 300 million Trust Shares and 50 million Investor A Shares, representing interests in the Tax-Exempt Money Market Portfolio; 50 million Trust Shares, 20 million Institutional Shares, 5 million Investor A Shares and 50 million Investor B Shares, representing interests in the Growth & Income Equity Portfolio; 50 million Trust Shares, 20 million Institutional Shares, 5 million Investor A Shares and 50 million Investor B Shares, representing interests in the Government & Corporate Bond Portfolio; 15 million Trust Shares, 20 million Institutional Shares, 5 million Investor A Shares and 50 million Investor B Shares, representing interests in the U.S. Government Securities Portfolio; 15 million Trust Shares, 20 million Institutional Shares, 5 million Investor A Shares and 50 million Investor B Shares and 50 million Investor B Shares, representing interests in the Emerging Growth Portfolio; 15 million Trust Shares, 20 million Institutional Shares, 5 million Investor A Shares and 50 million Investor B Shares, representing interests in the Balanced Portfolio; 10 million Trust Shares, 10 million Institutional Shares, 10 million Investor A Shares and 50 million Investor B Shares, representing interests in the International Equity Portfolio; 25 million Trust Shares and 25 million Investor A Shares, representing interests in the Short-Intermediate Municipal Portfolio; 25 million Trust Shares, 25 million Investor A Shares and 25 million Investor B Shares, representing interests in the Missouri Tax-Exempt Bond Portfolio; and 25 million Trust Shares, 25 million Investor A Shares and 10 million Investor B Shares, representing interests in the Kansas Tax-Exempt Bond Portfolio. Institutional, Investor A and/or Investor B Shares of the Portfolios are described in separate prospectuses which are available from the Distributor at the telephone number on the cover of this Prospectus. Shares in the Fund's Portfolios will be issued without Share certificates.

           The Trust Shares of the Portfolios are described in this Prospectus. The Portfolios also offer Investor A Shares and, in addition, each Portfolio except the Tax-Exempt Portfolios offers Institutional Shares and each Portfolio except the Treasury Money Market and Tax-Exempt Money Market Portfolios offers Investor B Shares. Institutional Shares, which are offered to financial institutions acting on behalf of accounts for which they do not exercise investment discretion, are sold without a sales charge. Investor A Shares (other than Investor A Shares of the Money Market Portfolios which are sold without a sales charge) are sold with a maximum 4.5% (2.5% with respect to the Short-Intermediate Municipal Portfolio) front-end sales charge, and Investor B Shares are sold with a maximum 5.0% contingent deferred sales charge. Investor A Shares and Investor B Shares are sold through selected broker/dealers and other financial intermediaries to individual or institutional customers. Trust Shares, Institutional Shares, Investor A Shares and/or Investor B Shares bear their pro rata portion of all operating expenses paid by a Portfolio, except that Trust Shares and Institutional Shares bear all payments under the Portfolio's respective Administrative Services Plans adopted for such Shares and Investor A Shares and Investor B Shares bear all payments under the Portfolio's respective Distribution and Services Plans adopted for such Shares. In addition, Institutional Shares of a Portfolio bear the expense of certain sub-transfer agency fees.

           Payments under the Administrative Services Plans for Institutional Shares are made to Service Organizations for administrative services provided to the Service Organizations' clients or account holders who are the beneficial owners of Institutional Shares. Payments under the Administrative Services Plans may not exceed .25% (on an annual basis) of the average daily net asset value of outstanding Institutional Shares of the Money Market Portfolios or .30% (on an annual basis) of the average daily net asset value of outstanding Institutional Shares of the Equity and Bond Portfolios.

           Payments under the Distribution and Services Plans for Investor A Shares and Investor B Shares are made to (i) the Distributor or another person for providing distribution assistance and assuming certain related expenses, and
(ii) Service Organizations for administrative services provided to the Service Organizations' clients or account holders who are the beneficial owners of Investor A Shares or Investor B Shares. Payments under the Distribution and Services Plan for Investor A Shares may not exceed .25% (on an annual basis) of the average daily net asset value of outstanding Investor A Shares of the Money Market Portfolios or .30% (on an annual basis) of the average daily net asset value of Investor A Shares of the Equity and Bond Portfolios. Payments under the Distribution and Services Plan for Investor B Shares may not exceed 1.00% (on an annual basis) of the average daily net asset value of outstanding Investor B Shares of a Portfolio. Distribution payments made under the Distribution and Services Plans are subject to the requirements of Rule 12b-1 under the 1940 Act.

           The Fund offers various services and privileges in connection with Investor A Shares and Investor B Shares of a Portfolio that are not offered in connection with the Portfolio's Trust or Institutional Shares, including an automatic investment program and an automatic withdrawal plan. Each class of shares also offers different exchange privileges. Investor B Shares convert automatically into Investor A Shares eight years after the beginning of the calendar month in which the Shares were purchased.


           Shareholders are entitled to one vote for each full Share held and proportionate fractional votes for fractional Shares held. Shares of all Portfolios will vote together and not by class unless otherwise required by law or permitted by the Board of Directors. All shareholders of a particular Portfolio will vote together as a single class on matters relating to the Portfolio's investment advisory (or sub-advisory) agreement and investment objective and fundamental policies. Only holders of Trust Shares, however, will vote on matters relating to the Administrative Services Plan for Trust Shares and only holders of Institutional Shares will vote on matters pertaining to the Administrative Services Plan for Institutional Shares. Similarly, only holders of Investor A Shares will vote on matters pertaining to the Distribution and Services Plan for Investor A Shares and only holders of Investor B Shares will vote on matters pertaining to the Distribution and Services Plan for Investor B Shares.

           The Fund is not required, and currently does not intend, to hold annual meetings except as required by the 1940 Act or other applicable law. Upon the written request of the holders of 10% or more of the outstanding Shares, the Fund will call a special meeting to vote on the question of removal of a director.

           Shares of the Portfolios have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding Shares (irrespective of Portfolio or class) may elect all of the Directors. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Shares will be fully paid and nonassessable.

MISCELLANEOUS


           As used in this Prospectus, a "vote of a majority of the outstanding Shares" of a Portfolio means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of such Portfolio (irrespective of class), or (b) 67% or more of the Shares of such Portfolio (irrespective of class) present at a meeting if more than 50% of the outstanding Shares of such Portfolio are represented at the meeting in person or by proxy.

           As of January 1, 1996, Mercantile and its affiliates possessed, of record on behalf of their underlying customer accounts, voting or investment power with respect to more than 25% of the Fund's outstanding Shares. Therefore, Mercantile may be deemed to be a controlling person of the Fund within the meaning of the 1940 Act.

           Inquiries regarding the Portfolios may be directed to the Fund at 1-800-551-3731.

NO PERSON HAS BEEN AUTHORIZED
TO GIVE ANY INFORMATION OR TO MAKE
ANY REPRESENTATIONS NOT CONTAINED
IN THIS PROSPECTUS, OR IN THE
PORTFOLIOS' STATEMENT OF ADDITIONAL
INFORMATION INCORPORATED HEREIN BY
REFERENCE, IN CONNECTION WITH THE
OFFERING MADE BY THIS PROSPECTUS AND,
IF GIVEN OR MADE, SUCH INFORMATION
OR REPRESENTATIONS MUST NOT BE RELIED
UPON AS HAVING BEEN AUTHORIZED BY THE
PORTFOLIOS, THE FUND, OR THE
DISTRIBUTOR.  THIS PROSPECTUS DOES
NOT CONSTITUTE AN OFFERING BY THE
PORTFOLIOS, THE FUND OR THE DISTRIBUTOR
IN ANY JURISDICTION IN WHICH SUCH
OFFERING MAY NOT LAWFULLY BE MADE.




THE ARCH
FUND(R), INC.

Money Market
Portfolio

Treasury Money
Market Portfolio


Tax-Exempt
Money Market
Portfolio

Growth &
Income Equity
Portfolio


Emerging Growth
Portfolio

Government &
Corporate Bond
Portfolio

U.S. Government
Securities
Portfolio

Balanced
Portfolio

International
Equity Portfolio

Short-Intermediate
Municipal
Portfolio

Missouri
Tax-Exempt Bond
Portfolio

Kansas Tax-
Exempt Bond
Portfolio

TABLE OF CONTENTS

                                                          PAGE
Highlights...............................................          TRUST
Certain Financial                                                  SHARES
  Information............................................
Expense Summary for
  Trust Shares...........................................
Financial Highlights.....................................
Investment Objectives,
  Policies and Risk
  Considerations.........................................
Pricing of Shares........................................
  The Money Market Portfolios............................
  The Equity and Bond Portfolios.........................
How to Purchase and
  Redeem Shares..........................................
           Purchase of Shares -- ........................
           Purchase of Shares -- The                              [OLD LOGO]
             Money Market Portfolios.....................
           Purchase of Shares -- The
             Equity and Bond Portfolios..................
           Exchanges.....................................
           Redemption of Shares..........................
           Other Exchange or
             Redemption Information......................
Yields and Total Returns.................................
Dividends and Distributions..............................
Taxes....................................................
Management of the Fund...................................
Other Information
  Concerning the Fund
  and its Shares.........................................         PROSPECTUS
           Miscellaneous.................................         MARCH 28, 1996


              Investment Adviser:
         Mississippi Valley Advisors Inc.
           a wholly-owned subsidiary of
Mercantile Bank of St. Louis National Association

         Distributor:  BISYS Fund Services

                             CROSS REFERENCE SHEET
                             ---------------------
                       (Investor A and Investor B Shares)

                        The ARCH Money Market Portfolio
                    The ARCH Treasury Money Market Portfolio
                   The ARCH Tax-Exempt Money Market Portfolio
                   The ARCH Growth & Income Equity Portfolio
                       The ARCH Emerging Growth Portfolio
                 The ARCH Government & Corporate Bond Portfolio
                 The ARCH U.S. Government Securities Portfolio
                          The ARCH Balanced Portfolio
                    The ARCH International Equity Portfolio
                The ARCH Short-Intermediate Municipal Portfolio
                  The ARCH Missouri Tax-Exempt Bond Portfolio
                   The ARCH Kansas Tax-Exempt Bond Portfolio




Form N-1A Part A Item                                                  Prospectus Caption
---------------------                                                  ------------------

1.       Cover Page . . . . . . . . . . . . . . . . . . . . . . . .          Cover Page

2.       Synopsis . . . . . . . . . . . . . . . . . . . . . . . . .          Expense Summary
                                                                             for Investor A and Investor B
                                                                             Shares

3.       Condensed Financial
           Information  . . . . . . . . . . . . . . . . . . . . . .          Certain Financial
                                                                             Information; Financial
                                                                             Highlights; Yields and Total
                                                                             Returns

4.       General Description
           of Registrant  . . . . . . . . . . . . . . . . . . . . .          Highlights; Investment
                                                                             Objectives, Policies and
                                                                             Risk Considerations; Other
                                                                             Information Concerning
                                                                             the Fund and Its Shares

5.       Management of the Fund . . . . . . . . . . . . . . . . . .          Management of the Fund

5A.      Management's Discussion of
           Fund Performance . . . . . . . . . . . . . . . . . . . .          Inapplicable

6.       Capital Stock and
           Other Securities . . . . . . . . . . . . . . . . . . . .          How to Purchase and
                                                                             Redeem Shares; Dividends
                                                                             and Distributions;
                                                                             Taxes; Other Information
                                                                             Concerning the Fund
                                                                             and Its Shares

7.       Purchase of Securities
           Being Offered  . . . . . . . . . . . . . . . . . . . . .          How to Purchase and
                                                                             Redeem Shares

8.       Redemption or Repurchase . . . . . . . . . . . . . . . . .          How to Purchase and
                                                                             Redeem Shares

9.       Pending Legal Proceedings  . . . . . . . . . . . . . . . .          Inapplicable


                             THE ARCH FUND(R), INC.

                     INVESTOR A SHARES AND INVESTOR B SHARES



For information, write:                     Or call your investment
P.O. Box 78069                              representative or
St. Louis, Missouri 63178                   the ARCH Funds' Service Center
                                            at 1-800-551-3731

         The ARCH Fund, Inc. (the "Fund") is an open-end management investment company authorized to issue Shares in twelve investment portfolios. This Prospectus describes the Investor A Shares in each of those portfolios and the Investor B Shares in nine of those portfolios. Except as provided below, Investor A Shares and Investor B Shares are sold through selected broker/dealers and other financial intermediaries to individual or institutional customers. Investor A Shares (with the exception of Investor A Shares in the money market portfolios) are sold with a front-end sales charge. Investor B Shares are sold with a contingent deferred sales charge.

         THE ARCH MONEY MARKET PORTFOLIO'S investment objective is to seek current income with liquidity and stability of principal. Features of the Portfolio include:

         -        MONEY MARKET RETURNS
         -        ACTIVE PROFESSIONAL PORTFOLIO MANAGEMENT

         THE ARCH TREASURY MONEY MARKET PORTFOLIO'S investment objective is to seek a high level of current income exempt from state income tax consistent with liquidity and security of principal. Features of the Portfolio include:

         -        HIGH DEGREE OF CREDIT SAFETY
         -        INCOME GENERALLY EXEMPT FROM STATE INCOME TAX

         THE ARCH TAX-EXEMPT MONEY MARKET PORTFOLIO'S investment objective is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. Features of the Portfolio include:

         -        TAX-FREE MONEY MARKET RETURNS
         -        ACTIVE PROFESSIONAL PORTFOLIO MANAGEMENT
[/R]

         THE ARCH GROWTH & INCOME EQUITY PORTFOLIO'S investment objective is to provide long-term capital growth, with income a secondary consideration. Features of the Portfolio include:

         -        OBJECTIVE OF CAPITAL GROWTH OVER THE LONG-TERM

         -        EQUITY INVESTMENTS PROVIDING SOME DIVIDEND INCOME



         THE ARCH EMERGING GROWTH PORTFOLIO'S investment objective is capital appreciation. Current income is an incidental consideration in the selection of portfolio securities. Features of the Portfolio include:


         -        OBJECTIVE OF LONG-TERM CAPITAL APPRECIATION

         - EMPHASIS ON SMALL TO MEDIUM-SIZED COMPANIES WITH ABOVE-AVERAGE POTENTIAL FOR PRICE APPRECIATION


         THE ARCH GOVERNMENT & CORPORATE BOND PORTFOLIO'S investment objective is to seek the highest level of current income consistent with conservation of capital. Features of the Portfolio include:

         -        OBJECTIVE OF CURRENT INCOME FROM GOVERNMENT AND
                  CORPORATE SECURITIES

         - AT LEAST 65% OF ASSETS RATED "A" OR HIGHER OR DEEMED COMPARABLE IN QUALITY.

         THE ARCH U.S. GOVERNMENT SECURITIES PORTFOLIO'S investment objective is to seek a high rate of current income that is consistent with relative stability of principal. Features of the Portfolio include:

         -        OBJECTIVE OF CURRENT INCOME FROM GOVERNMENT SECURITIES


         -        HIGH DEGREE OF CREDIT SAFETY


         THE ARCH BALANCED PORTFOLIO'S investment objective is to maximize total return through a combination of growth of capital and current income consistent with the preservation of capital. Features of the Portfolio include:

         - PROFESSIONAL ASSET ALLOCATION AMONG EQUITY SECURITIES, FIXED INCOME SECURITIES AND CASH EQUIVALENTS

         -        POTENTIAL FOR MAXIMIZING TOTAL RETURN

         THE ARCH INTERNATIONAL EQUITY PORTFOLIO'S investment objective is to provide capital growth consistent with reasonable investment risk by investing principally in foreign equity securities, most of which will be denominated in foreign currencies. Features of the Portfolio include:

         -        OBJECTIVE OF CAPITAL GROWTH

         -        DIVERSIFIED PORTFOLIO OF FOREIGN EQUITY SECURITIES

         THE ARCH SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO'S investment objective is to seek as high a level of current income, exempt from regular federal income tax, as is consistent with preservation of capital. Features of the Portfolio include:

         -        TAX-FREE CURRENT INCOME

         - POTENTIAL YIELD THAT IS HIGHER THAN A MUNICIPAL MONEY MARKET FUND BUT A LOWER POTENTIAL YIELD WITH LESS PRICE VOLATILITY THAN A LONG-TERM MUNICIPAL BOND FUND

         THE ARCH MISSOURI TAX-EXEMPT BOND PORTFOLIO'S investment objective is to seek as high a level of interest income exempt from federal income tax as is consistent with conservation of capital. Features of the Portfolio include:

         -        INTEREST INCOME EXEMPT FROM FEDERAL INCOME TAX AND
                  MISSOURI INCOME TAX

         -        OBJECTIVE OF CONSERVATION OF CAPITAL

         THE ARCH KANSAS TAX-EXEMPT BOND PORTFOLIO'S investment objective is to seek as a high level of current income exempt from federal income tax as is consistent with conservation of capital. Features of the Portfolio include:

         - INTEREST INCOME EXEMPT FROM FEDERAL INCOME TAX AND KANSAS INCOME TAX AND LOCAL INTANGIBLES TAX

         -        OBJECTIVE OF CONSERVATION OF CAPITAL

         Mississippi Valley Advisors Inc. ("MVA" or the "Adviser"), a wholly-owned subsidiary of Mercantile Bank of St. Louis National Association ("Mercantile"), acts as investment adviser for the Portfolios; Mercantile serves as custodian; BISYS Fund Services Ohio, Inc. (the "Administrator") serves as administrator; and BISYS Fund Services (the "Distributor") serves as sponsor and distributor. In addition, Clay Finlay, Inc. ("Clay Finlay" or the "Sub-Adviser") serves as sub-investment adviser for the International Equity Portfolio.



         This Prospectus sets forth concisely certain information about the Portfolios that prospective investors should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Portfolios, contained in a Statement of Additional Information dated March 28, 1996, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. An investor may obtain the Statement of Additional Information without charge by writing the Fund at P.O. Box 78069, St. Louis, Missouri 63178 or by calling 1-800-551-3731.


         An investment in the Money Market Portfolio, Treasury Money Market Portfolio or Tax-Exempt Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. There can be no
                                       -3-
assurance that any of these Portfolios will be able to maintain a stable net asset value of $1.00 per Share.

         Portfolio Shares are not bank deposits, are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other governmental agency, and are not the obligations of or guaranteed or otherwise supported by any bank. An investment in the Portfolios involves investment risk, including possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

                                 MARCH 28, 1996
[/R]

                                   HIGHLIGHTS


         The ARCH Fund, Inc. is an open-end, management investment company (commonly known as a mutual fund) registered under the Investment Company Act of 1940, as amended. The Fund offers investment opportunities in twelve investment portfolios: the ARCH MONEY MARKET, TREASURY MONEY MARKET AND TAX-EXEMPT MONEY MARKET PORTFOLIOS (the "Money Market Portfolios") and the ARCH GROWTH & INCOME EQUITY, EMERGING GROWTH, GOVERNMENT & CORPORATE BOND, U.S. GOVERNMENT SECURITIES, BALANCED, INTERNATIONAL EQUITY, SHORT-INTERMEDIATE MUNICIPAL, MISSOURI TAX-EXEMPT BOND AND KANSAS TAX-EXEMPT BOND PORTFOLIOS (the "Equity and Bond Portfolios" and, together with the Money Market Portfolios, the "Portfolios"). Each Portfolio represents a separate pool of assets with different investment objectives and policies (as described below under "Investment Objectives, Policies and Risk Considerations"). MVA serves as Adviser, Mercantile as Custodian, BISYS Fund Services Ohio, Inc. as Administrator, and BISYS Fund Services as sponsor and Distributor. In addition, Clay Finlay serves as Sub- Adviser for the International Equity Portfolio. (For information on expenses, fee waivers, and services, see "Certain Financial Information," Financial Highlights" and "Management of the Fund.")

         The following information generally describes the Portfolios and their investment objectives. There can be no assurance that the Portfolios will be able to achieve their respective investment objectives.

         The Money Market Portfolios each seek to maintain a net asset value of $1.00 per Share. Each Money Market Portfolio's assets are invested in dollar-denominated debt securities with remaining maturities of 397 days (13 months) or less as defined by the Securities and Exchange Commission, and each Money Market Portfolio's dollar-weighted average portfolio maturity will not exceed 90 days. All securities acquired by these Money Market Portfolios will be determined by MVA, under guidelines approved by the Fund's Board of Directors, to present minimal credit risks and to be rated in the highest category (or deemed comparable in quality) at the time of purchase. There can be no assurance that the Money Market Portfolios will be able to achieve a stable net asset value on a continuous basis.

         The Government & Corporate Bond and U.S. Government Securities Portfolios are designed for investors who seek higher current income than is typically offered by money market funds and who are willing to accept a variable Share value to achieve that objective.

         The Growth & Income Equity, Emerging Growth and Balanced Portfolios are designed for investors who seek capital growth, and who are prepared to accept the risks associated with equity securities.

         The International Equity Portfolio is designed for investors who seek capital growth, wish to diversify their investments beyond the United States, and are prepared to accept the risks entailed in such investments. These risks may be greater than those associated with equity securities of companies located in the United States.

         The Short-Intermediate Municipal Portfolio is designed for investors who seek a yield that is higher than a municipal money market fund with less principal volatility than is normally associated with a long-term municipal bond fund.

         The Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios are designed for investors who seek a higher rate of return than that typically offered by tax-exempt money market funds and who are willing to accept a variable Share value to achieve that objective.

         The Tax-Exempt Money Market, Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios seek to provide income exempt from federal income tax. In addition, the Missouri Tax-Exempt Bond Portfolio seeks to provide income that is also exempt from Missouri income tax and the Kansas Tax-Exempt Bond Portfolio seeks to provide income that is also exempt from Kansas income tax and the local intangibles tax.

         Investors should note that one or more of the Portfolios may, subject to their investment policies and limitations, purchase variable and floating rate instruments, revenue bonds, private activity bonds and municipal lease obligations, enter into repurchase agreements and reverse repurchase agreements, make securities loans, acquire the securities of foreign issuers, invest in options and futures, and make limited investments in illiquid securities and securities issued by other investment companies. These investment practices involve investment risks of varying degrees. The Equity and Bond Portfolios may also engage in short-term trading, which may also involve greater risk and increase such Portfolios' expenses. The International Equity Portfolio will invest principally in foreign equity securities, most of which will be denominated in foreign currencies. The other Portfolios do not invest in instruments denominated in foreign currency (except that the Growth & Income Equity, Emerging Growth, and Balanced Portfolios may invest in certain Canadian securities). The Tax-Exempt Money Market, Short- Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax- Exempt Bond Portfolios may, under certain conditions, make limited investments in securities the income on which may be subject to federal income tax. See "Investment Objectives, Policies and Risk Considerations" below and the Statement of

Additional Information under "Investment Objectives and Policies."

         The Fund offers investors the opportunity to invest in a variety of professionally managed investments without having to become involved with detailed management, accounting and safekeeping procedures normally related to direct investments in securities. The Portfolios also offer the economic advantages of block trading in securities and the availability of a family of twelve mutual funds should your investment goals change.

         This Prospectus describes the Investor A Shares of each Portfolio and the Investor B Shares of the Money Market, Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced, International Equity, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios (the "CDSC Portfolios"). Investor A Shares of each Portfolio are sold with a front-end sales charge, except for Investor A Shares of the Money Market Portfolios which are sold without a sales charge. Investor B Shares of the CDSC Portfolios are sold with a contingent deferred sales charge. For information on purchasing, exchanging or redeeming Investor A Shares and/or Investor B Shares of the Portfolios, please see "How to Purchase and Redeem Shares" below. For a discussion comparing Investor A Shares and Investor B Shares, please see "Characteristics of Investor A Shares and Investor B Shares," and "Factors to Consider When Selecting Investor A Shares or Investor B Shares" on pages 79 and 80, respectively.
[/R]

                          CERTAIN FINANCIAL INFORMATION


         Shares of the Money Market, Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced and International Equity Portfolios have been classified into four classes of Shares -- Trust Shares, Institutional Shares, Investor A Shares and Investor B Shares. Shares of the Treasury Money Market Portfolio have been classified into three classes of Shares -- Trust Shares, Institutional Shares and Investor A Shares. Shares of the Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios have been classified into three classes of Shares -- Trust Shares, Investor A Shares and Investor B Shares. Shares of the Tax-Exempt Money Market and Short-Intermediate Municipal Portfolios have been classified into two classes of Shares -- Trust Shares and Investor A Shares. Shares of each class in a Portfolio represent equal, pro rata interests in the investments held by that Portfolio and are identical in all respects, except that Shares of each class bear separate distribution and/or shareholder administrative servicing fees and certain other operating expenses, and enjoy certain exclusive voting rights on matters relating to these fees. (See "Other Information Concerning the Fund and Its Shares," "Management of the Fund -- Distribution and Services Plans" and "Management of the Fund -- Custodian, Sub-Custodian and Transfer Agent" below.) As a result of payments for distribution and/or shareholder administrative servicing fees and certain other operating expenses that may be made in differing amounts, the net investment income of Trust Shares, Institutional Shares, Investor A Shares and/or Investor B Shares in a Portfolio can be expected, at any given time, to be different.

         The Tax-Exempt Money Market Portfolio and Missouri Tax- Exempt Bond Portfolio commenced operations on July 10, 1986 and July 15, 1988, respectively, as separate investment portfolios (the "Predecessor Tax-Exempt Money Market Portfolio" and the "Predecessor Missouri Tax-Exempt Bond Portfolio", respectively) of The ARCH Tax-Exempt Trust (the "Trust"), which was organized as a Massachusetts business trust. On October 2, 1995, the Predecessor Tax-Exempt Money Market Portfolio and the Predecessor Missouri Tax-Exempt Bond Portfolio were reorganized as new portfolios of the Fund. Prior to the reorganization, these Predecessor Portfolios offered and sold shares of beneficial interest that were similar to the Fund's Trust Shares, Investor A Shares and Investor B Shares.

                               EXPENSE SUMMARY FOR
                        INVESTOR A AND INVESTOR B SHARES

                                                                                                      GROWTH &
                                                                     TREASURY      TAX-EXEMPT         INCOME
                                               MONEY MARKET        MONEY MARKET   MONEY MARKET        EQUITY
                                                PORTFOLIO          PORTFOLIO       PORTFOLIO         PORTFOLIO
                                          ----------------------   ---------       ---------    ----------------------
                                          INVESTOR A  INVESTOR B   INVESTOR A      INVESTOR A   INVESTOR A  INVESTOR B
                                          ----------  ----------   ----------      ----------   ----------  ----------
SHAREHOLDER TRANSACTION EXPENSES

Front-End Sales Load Imposed on
  Purchases (as a percentage of
  offering price).....................       NONE       NONE          NONE              NONE       4.5%(1)   NONE

Deferred Sales Charge
 (as a percentage of original
  purchase price or redemption
  proceeds, whichever is lower).......       NONE      5.0%(2)        NONE              NONE        NONE     5.0%(2)

ANNUAL PORTFOLIO OPERATING
 EXPENSES
 (as a percentage of average
 net assets)
 Investment Advisory Fees (net
   of fee waivers)(3).................       .35%      .35%        .35%              .35%          .55%      .55%
 12b-1 Fees, including
   distribution and service
   fees ..............................       .25%     1.00%        .25%              .25%          .30%     1.00%
 Other Expenses (including
   administration fees
   and other expenses) (net
   of fee waivers and expense
   reimbursements)(4),(5).............       .17%      .17%        .18%              .16%          .20%      .20%
                                             ---       ---        ----              ----          ----      ----
Total Portfolio Operating
   Expenses (net of fee waivers
   and expense reimbursements)(5).....       .77%     1.52%        .78%              .76%         1.05%     1.75%
                                             ---      ----        ----              ----          =====    =====

                                                                       GOVERNMENT &
                                               EMERGING                CORPORATE
                                                GROWTH                   BOND
                                               PORTFOLIO               PORTFOLIO
                                       ------------------------   ----------------------
                                        INVESTOR A   INVESTOR B   INVESTOR A  INVESTOR B
                                       ----------   -----------   ----------  ----------
SHAREHOLDER TRANSACTION EXPENSES

Front-End Sales Load Imposed on
  Purchases (as a percentage of
  offering price).....................   4.5%(1)    NONE          4.5%(1)       NONE

Deferred Sales Charge
 (as a percentage of original
  purchase price or redemption
  proceeds, whichever is lower).......   NONE       5.0%(2)        NONE        5.0%(2)

ANNUAL PORTFOLIO OPERATING
 EXPENSES
 (as a percentage of average
 net assets)
 Investment Advisory Fees (net
   of fee waivers)(3).................   .75%       .75%          .45%         .45%
 12b-1 Fees, including
   distribution and service
   fees ..............................   .30%      1.00%          .30%        1.00%
 Other Expenses (including
   administration fees
   and other expenses) (net
   of fee waivers and expense
   reimbursements)(4),(5).............   .21%       .21%          .20%         .20%
                                        ----       ----          ----         ----
Total Portfolio Operating
   Expenses (net of fee waivers
   and expense reimbursements)(5).....  1.26%      1.96%          .95%        1.65%
                                       =====      =====          ====        =====

1 Reduced sales charges may be available. See "How to Purchase and Redeem Shares -- Reduced Sales Charges - Investor A Shares of the Equity and Bond Portfolios".

2 This amount applies to redemptions during the first year. The deferred sales charge decreases to 4.0%, 3.0%, 3.0%, 2.0% and 1.0% for redemptions made during the second through sixth years, respectively. No deferred sales charge is charged after the sixth year. See "How to Purchase and Redeem Shares -- Applicable Sales Charge - Investor B Shares of the CDSC Portfolios."

3 Without fee waivers, advisory fees for the Money Market, Treasury Money Market and Tax-Exempt Money Market Portfolios would be .40%, .40% and .40%, respectively.

4 Without fee waivers, administration fees for a Portfolio would be .20% (.10% for the Tax-Exempt Money Market Portfolio).

5 Without fee waivers and/or expense reimbursements, Other Expenses would be .27%, .28%, .16%, .30%, .31% and .30% for Investor A Shares of the Money Market, Treasury Money Market, Tax- Exempt Money Market, Growth & Income Equity, Emerging Growth and Government & Corporate Bond Portfolios, respectively, and .27%, .30%, .31% and .30% for Investor B Shares of the Money Market, Growth & Income Equity, Emerging Growth and Government & Corporate Bond Portfolios, respectively, and Total Portfolio Operating Expenses would be .92%, .93%, .81%, 1.15%, 1.36% and 1.05% for Investor A
    Shares of the Money Market, Treasury Money Market, Tax-Exempt Money Market, Growth & Income Equity, Emerging Growth and Government & Corporate Bond Portfolios, respectively, and 1.67%, 1.85%, 2.06% and 1.75% for Investor B Shares of the Money Market, Growth & Income Equity, Emerging Growth and Government & Corporate Bond Portfolios, respectively.

                                                                                                                         SHORT-
                                    U.S. GOVERNMENT                                           INTERNATIONAL           INTERMEDIATE
                                      SECURITIES                   BALANCED                       EQUITY                MUNICIPAL
                                       PORTFOLIO                   PORTFOLIO                     PORTFOLIO              PORTFOLIO
                                 -----------------------     ----------------------       -----------------------       ----------
                                 INVESTOR A  INVESTOR B      INVESTOR A  INVESTOR B       INVESTOR A   INVESTOR B       INVESTOR A
                                 ----------  -----------     ----------  ----------       ----------   ----------       ----------
SHAREHOLDER TRANSACTION

EXPENSES

Front-End Sales Load
  Imposed on Purchases
  (as a percentage of
  offering price)...........        4.5%(1)      NONE           4.5%(1)       NONE          4.5%(1)     NONE              2.5%(1)

Deferred Sales Charge
 (as a percentage of
  original purchase
  price or redemption
  proceeds, whichever
  is lower).................         NONE        5.0%(2)          NONE        5.0%(2)       NONE        5.0%(2)            NONE

ANNUAL PORTFOLIO
OPERATING EXPENSES

 (as a percentage of
  average net assets)
 Investment Advisory
  Fees (net of fee waivers).         .45%       .45%            .75%          .75%          .75%(3)      .75%(3)         0.00%(3)
 12b-1 Fees, including
   distribution and
   service fees ............         .30%       1.00%           .30%         1.00%          .30%       1.00%              .20%(4)
 Other Expenses
   (including
   administration fees
   and other expenses)
   (net of fee waivers
   and expense
   reimbursements)(5),(6)...         .22%        .23%           .22%          .18%          .40%        .27%              .30%
                                    ----       -----           ----          ----          ----       -----              ----
Total Portfolio
Operating Expenses (net
  of fee waivers and
  expense reimbursements)(6)         .97%       1.68%          1.27%         1.93%         1.45%      2.02%               .50%
                                    ====       =====          =====         =====         =====      =====               ====




                                        MISSOURI                   KANSAS
                                       TAX-EXEMPT                TAX-EXEMPT
                                          BOND                      BOND
                                        PORTFOLIO                 PORTFOLIO
                                  ----------------------   -----------------------
                                  INVESTOR A  INVESTOR B   INVESTOR A   INVESTOR B
                                  ----------  ----------   ----------  -----------
SHAREHOLDER TRANSACTION

EXPENSES

Front-End Sales Load
  Imposed on Purchases
  (as a percentage of
  offering price)...........          4.5%(1)     NONE        4.5%(1)       NONE

Deferred Sales Charge
 (as a percentage of
  original purchase
  price or redemption
  proceeds, whichever
  is lower).................           NONE      5.0%(2)       NONE            5.0%(2)

ANNUAL PORTFOLIO
OPERATING EXPENSES

 (as a percentage of
  average net assets)
 Investment Advisory
  Fees (net of fee waivers).          .45%        .45%         0.00%(3)       0.00%(3)
 12b-1 Fees, including
   distribution and
   service fees ............          .20%(4)    1.00%          .20%(4)       1.00%
 Other Expenses
   (including
   administration fees
   and other expenses)
   (net of fee waivers
   and expense
   reimbursements)(5),(6)...          .19%        .18%          .43%           .43%
                                     ----       -----          ----           ----
Total Portfolio
Operating Expenses (net
  of fee waivers and
  expense reimbursements)(6)          .84%       1.63%          .63%          1.43%
                                     ====       =====          ====          =====


1 Reduced sales charge may be available. See "How to Purchase and Redeem Shares -- Reduced Sales Charges - Investor A Shares of the Equity and Bond Portfolios".

2 This amount applies to redemptions during the first year. The deferred sales charge decreases to 4.0%, 3.0%, 3.0%, 2.0% and 1.0% for redemptions made during the second through sixth years, respectively. No deferred sales charge is charged after the sixth year. See "How to Purchase and Redeem Shares -- Applicable Sales Charge - Investor B Shares of the CDSC Portfolios."

3 Without fee waivers, investment advisory fees for the International Equity, Short-Intermediate Municipal and Kansas Tax-Exempt Bond Portfolios would be 1.00%, .55% and .45%, respectively. 4 Without fee waivers, 12b-1 fees would be .30% for Investor A Shares of the Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios.


4 Without fee waivers, 12b-1 fees would be .30% for Investor A Shares of the Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios.


5   Without fee waivers, administration fees for a Portfolio would be .20%.

6 Without fee waivers and/or expense reimbursements, Other Expenses would be .32%, .32%, .46%, .40%, .29% and .53% for Investor A Shares of the U.S.
    Government Securities, Balanced, International Equity, Short- Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios, respectively, and .33%, .28%, .44%, .28% and .53% for Investor B Shares of the U.S. Government Securities, Balanced, International Equity, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios, respectively, and Total Portfolio Operating Expenses would be 1.07%, 1.37%, 1.76%, 1.25%, 1.04% and 1.28% for Investor A Shares of the U.S. Government Securities, Balanced, International Equity, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios, respectively, and 1.78%, 2.03%, 2.44%, 1.73% and 1.98% for Investor B Shares of the U.S. Government Securities, Balanced, International Equity, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios, respectively.
[/R]
                                      -10-

EXAMPLE                                                    1 YEAR      3 YEARS     5 YEARS      10 YEARS
                                                           ------      -------     -------      --------
You would pay the following expenses on a $1,000
 investment, assuming (1) a 5% annual return and
(2) redemption at the end of each period:

Money Market Portfolio
Investor A Shares ................................        $     8      $    25      $    43      $    95
Investor B Shares
  Assuming complete redemption
  at end of period(1) ............................        $    65      $    78      $    93      $   161(3)
  Assuming no redemption .........................        $    15      $    48      $    83      $   161(3)

Treasury Money Market Portfolio
Investor A Shares ................................        $     8      $    25      $    43      $    97

Tax-Exempt Money Market Portfolio
Investor A Shares ................................        $     8      $    24      $    42      $    94

Growth & Income Equity Portfolio
Investor A Shares(2) .............................        $    55      $    77      $   100      $   167
Investor B Shares
  Assuming complete redemption at
  end of period(1) ...............................        $    68      $    85      $   105      $   188(3)
  Assuming no redemption .........................        $    18      $    55      $    95      $   188(3)

Emerging Growth Portfolio
Investor A Shares(2) .............................        $    57      $    83      $   111      $   190
Investor B Shares
  Assuming complete redemption at
  end of period(1) ...............................        $    70      $    92      $   116      $   210(3)
  Assuming no redemption .........................        $    20      $    62      $   106      $   210(3)

Government & Corporate Bond Portfolio
Investor A Shares(2) .............................        $    54      $    74      $    95      $   156
Investor B Shares
  Assuming complete redemption at
  end of period(1) ...............................        $    67      $    82      $   100      $   177(3)
  Assuming no redemption .........................        $    17      $    52      $    90      $   177(3)

U.S. Government Securities Portfolio
Investor A Shares(2) .............................        $    54      $    75      $    96      $   159
Investor B Shares
  Assuming complete redemption at
  end of period(1) ...............................        $    67      $    83      $   101      $   180(3)
  Assuming no redemption .........................        $    17      $    53      $    91      $   180(3)

Balanced Portfolio
Investor A Shares(2) .............................        $    57      $    83      $   112      $   191
Investor B Shares
  Assuming complete redemption at
  end of period(1) ...............................        $    70      $    91      $   114      $   208(3)
  Assuming no redemption .........................        $    20      $    61      $   104      $   208(3)

   International Equity Portfolio
Investor A Shares(2) ....................   $59      $89      $121      $ 211
Investor B Shares
  Assuming complete redemption at
  end of period(1) ......................   $71      $93      $119      $ 220(3)
  Assuming no redemption ................   $21      $63      $109      $ 220(3)

Short-Intermediate Municipal Portfolio
Investor A Shares(2) ....................   $30      $41      $ 52      $  86

Missouri Tax-Exempt Bond Portfolio
Investor A Shares(2) ....................   $53      $71      $ 89      $ 144
Investor B Shares
  Assuming complete redemption at
  end of period(1) ......................   $67      $81      $ 99      $ 172(3)
  Assuming no redemption ................   $17      $51      $ 89      $ 172(3)

Kansas Tax-Exempt Bond Portfolio
Investor A Shares(2) ....................   $51      $64      $N/A      $N/A
Investor B Shares
  Assuming complete redemption at
  end of period(1) ......................   $65      $75      $N/A      $N/A
  Assuming no Redemption ................   $15      $45      $N/A      $N/A


1 Assumes deduction of maximum applicable contingent deferred sales charge.


2 Assumes deduction at time of purchase of maximum applicable front-end sales charge.

3 Based on conversion of Investor B Shares into Investor A Shares after eight years.

         THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. Information about the actual performance of all of the Portfolios is contained in the Fund's Annual Report to Shareholders dated November 30, 1995 which may be obtained without charge by contacting the Fund at the address or telephone number provided on the cover page of this Prospectus.

         The purpose of the foregoing tables is to assist in understanding the various costs and expenses that an investor in a Portfolio's Investor A or Investor B Shares will bear directly or indirectly. The information contained in such tables for the Money Market, Treasury Money Market, Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced and International Equity Portfolios is based on the expenses incurred by each of these Portfolios during the last fiscal year with respect to its Investor A and/or Investor B Shares. The information contained in such tables for the Tax- Exempt Money Market, Short-Intermediate Municipal and Missouri Tax-Exempt Bond Portfolios is based on expenses incurred by each of these Portfolios during the last fiscal year, restated to reflect the expenses which each such Portfolio expects to incur during the current fiscal year with respect to its Investor A and/or Investor B Shares. Such information with respect to the Kansas Bond Portfolio is based on expenses the Portfolio expects to incur during the current fiscal year. (For more complete descriptions of the various costs and expenses, see "Condensed Financial Information" and "Management of the Fund" in this Prospectus and the Statement of Additional Information.) The Table and Examples have not been audited by the Fund's independent auditors and do not reflect any charges that may be imposed by financial institutions on their customers.

         Because of the payments for distribution services (12b-1 fees) under the Distribution and Services Plans as shown in the above table, long-term shareholders of Investor A Shares of the Equity and Bond Portfolios and Investor B Shares of the CDSC Portfolios may pay more than the economic equivalent of the maximum front-end sales load permitted by the National Association of Securities Dealers, Inc.

                              FINANCIAL HIGHLIGHTS


         The "Financial Highlights" in the following tables supplement the Fund's financial statements, which are contained in the Fund's Annual Report to Shareholders dated November 30, 1995 and incorporated by reference into the Statement of Additional Information, and set forth certain historic results for Investor A Shares of each Portfolio and Investor B Shares of the Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced, International Equity and Missouri Bond Portfolios. The data for the years or periods ended November 30, 1989 through 1995 and with respect to the Tax-Exempt Money Market and Missouri Tax- Exempt Bond Portfolios (and their Predecessor Portfolios), for the six-month period ended November 30, 1995 and each of the years or periods ended May 31, 1990 through 1995, has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report insofar as it relates to each of the years or periods in the five-year period ended November 30, 1995 (the six-month period ended November 30, 1995 and each of the years or periods in the five-year period ended May 31, 1995 with respect to the Tax-Exempt Money Market and Missouri Tax-Exempt Bond Portfolios (and their Predecessor Portfolios)) on the financial statements containing such information is incorporated by reference into the Statement of Additional Information. The data for years ended November 30, 1986 through 1988 and with respect to the Predecessor Tax-Exempt Money Market and Predecessor Missouri Tax-Exempt Bond Portfolios, for the years ended May 31, 1989 and 1988 and the period ended May 31, 1987 were derived from financial statements audited by the Fund's and the Trust's prior auditors.

         During the periods shown, Investor B Shares were not offered by the Money Market Portfolio and Investor A Shares were not offered by the Short-Intermediate Municipal Portfolio. Information in the financial highlights for the Short- Intermediate Municipal Portfolio sets forth certain historic investment results for Trust Shares of the Portfolio and is intended to provide investors with a perspective as to that Portfolio's financial history (Trust Shares are offered without a sales charge and are subject to administrative servicing fees at an annual rate of up to .30% of the Portfolio's outstanding Trust Shares).

         Further information about the performance of the Portfolios is available in the Annual Report. Both the Statement of Additional Information and the Annual Report may be obtained free of charge by contacting the Fund at the address or telephone number on the front cover page of this Prospectus.

                             MONEY MARKET PORTFOLIO
               (FOR A SHARE(A) OUTSTANDING THROUGHOUT EACH PERIOD)
                                INVESTOR A SHARES

                                                                                                        YEAR ENDED NOVEMBER 30,
                                         -------------------------------------------------------------------------------------------
                                           1995                1994                1993                 1992           1991(A)
                                         --------            --------            --------             --------          --------
                                         INVESTOR            INVESTOR            INVESTOR             INVESTOR          INVESTOR
                                         A SHARES            A SHARES             SHARES               SHARES            SHARES
                                         --------            --------            --------             --------          --------
Net Asset Value, Beginning of
Period .............................   $       1.00        $       1.00        $       1.00        $       1.00        $       1.00
                                       ------------        ------------        ------------        ------------        ------------
Investment Activities
  Net investment income ............          0.052               0.033               0.025               0.032               0.056
                                       ------------        ------------        ------------        ------------        ------------
Distributions
  Net investment income ............         (0.052)             (0.033)             (0.025)             (0.032)             (0.056)
                                       ------------        ------------        ------------        ------------        ------------
Net Asset Value, End of Period .....   $       1.00        $       1.00        $       1.00        $       1.00        $       1.00
                                       ============        ============        ============        ============        ============

Total Return .......................           5.33%               3.37%               2.52%               3.21%               5.75%

Ratios/Supplemental Data:
Net Assets at end of period (000) ..   $     64,865        $     48,384        $     46,920        $     52,224        $     60,436
Ratio of expenses to average net
  assets (including waivers) .......           0.77%               0.78%               0.79%               0.80%               0.72%
Ratio of net investment income to
  average net assets (including
  waivers) .........................           5.20%               3.35%               2.50%               3.21%               5.69%
Ratio of expenses to average net
  assets (before waivers)* .........           0.92%               0.93%               0.93%               0.94%               0.80%
Ratio of net investment income to
  average net assets (before
  waivers)* ........................           5.05%               3.20%               2.36%               3.07%               5.61%


                                            1990            1989              1988               1987                  1986
                                          -------         --------          --------           --------               ------
Net Asset Value, Beginning of
Period .............................   $       1.00     $       1.00      $       1.00       $       1.00          $       1.00
                                       ------------     ------------      ------------       ------------          ------------
Investment Activities
  Net investment income ............          0.078            0.088             0.071              0.062                 0.065
                                       ------------     ------------      ------------       ------------          ------------
Distributions
  Net investment income ............         (0.078)          (0.088)            0.071              0.062                 0.065
                                       ------------     ------------      ------------       ------------          ------------
Net Asset Value, End of Period .....   $       1.00     $       1.00      $       1.00       $       1.00          $       1.00
                                       ============     ============      ============       ============          ============

Total Return .......................           8.08%            9.21%             7.33%(b)           6.40%(b)              6.70%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000) ..   $    896,903     $    661,145      $    289,764       $    220,944          $    179,224
Ratio of expenses to average net
  assets (including waivers) .......           0.55%            0.45%             0.45%              0.45%                 0.45
Ratio of net investment income to
  average net assets (including
  waivers) .........................           7.77%            8.82%             7.12%              6.22%                 6.49%
Ratio of expenses to average net
  assets (before waivers)* .........           0.60%            0.60%             0.58%              0.68%                 0.68%
Ratio of net investment income to
  average net assets (before
  waivers)* ........................           7.72%            8.67%             6.99%              5.99%                 6.26%

---------------


  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) As of December 1, 1990, the Portfolio designated existing Shares as "Investor" Shares. On September 27, 1994 the Portfolio redesignated Investor Shares as "Investor A" Shares.

(b)  Unaudited.

                         TREASURY MONEY MARKET PORTFOLIO

               (FOR A SHARE(B) OUTSTANDING THROUGHOUT EACH PERIOD)

                                INVESTOR A SHARES

                                                                                                   DEC. 2, 1991
                                              YEAR ENDED       YEAR ENDED        YEAR ENDED         TO NOV. 30,
                                             NOV. 30, 1995    NOV. 30, 1994     NOV. 30, 1993       1992(A)(B)
                                             -------------    -------------     -------------       ----------
                                              INVESTOR A       INVESTOR A         INVESTOR           INVESTOR
                                                SHARES           SHARES            SHARES             SHARES
                                                ------           ------            ------             ------
Net Asset Value, Beginning of Period .....   $     1.00        $     1.00        $     1.00        $     1.00
                                             ----------        ----------        ----------        ----------
Investment Activities
  Net investment income ..................        0.048              0.31             0.024             0.017
                                             ----------        ----------        ----------        ----------
Distributions
  Net investment income ..................       (0.048)           (0.031)           (0.024)           (0.017)
                                             ----------        ----------        ----------        ----------
Net Asset Value, End of Period ...........   $     1.00        $     1.00        $     1.00        $     1.00
                                             ==========        ==========        ==========        ==========
Total Return .............................         4.93%             3.16%             2.43%             1.79%(c)

Ratios/Supplemental Data:
Net Assets at end of period (000) ........   $    2,776        $    1,713        $    1,411        $    3,257

Ratio of expenses to average net assets
  (including waivers) ....................         0.78%             0.71%             0.64%             0.58%(d)

Ratio of net investment income to
  average net assets (including
  waivers) ...............................         4.84%             3.14%             2.41%             2.88%(d)

Ratio of expenses to average net assets
  (before waivers)* ......................         0.93%             0.94%             0.97%             1.02%(d)

Ratio of net investment income to
  average net assets (before
  waivers)* ..............................         4.69%             2.90%             2.08%             2.44%(d)


----------
  * During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)  Period from commencement of operations.

(b) On December 2, 1991, the Portfolio issued a series of Shares which were designated as "Trust" Shares. In addition, on April 20, 1992, the Portfolio issued a second series of Shares which were designated as "Investor" Shares. The financial highlights presented for the period prior to April 20, 1992 represent financial highlights applicable to Trust Shares. On September 27, 1994 the Portfolio redesignated Investor Shares as "Investor A" Shares.

(c)  Not Annualized.

(d)  Annualized.

                      TAX-EXEMPT MONEY MARKET PORTFOLIO(A)
               (FOR A SHARE(B) OUTSTANDING THROUGHOUT EACH PERIOD)
                                INVESTOR A SHARES

                                      SIX MONTHS                                                 YEAR ENDED
                                     ENDED NOV. 30                                                MAY 31,
                                     -------------          -----------------------------------------------------------------------
                                        1995(F)                 1995               1994(B)              1993               1992
                                     ------------            ----------         ------------         ----------         ----------
                                      INVESTOR A             INVESTOR A           INVESTOR            INVESTOR           INVESTOR
                                        SHARES                 SHARES              SHARES              SHARES             SHARES
                                      ----------             ----------          ----------          ----------         ----------
Net Asset Value,
  Beginning of Period ...........    $       1.00           $       1.00        $       1.00        $       1.00      $       1.00
                                     ------------           ------------        ------------        ------------      ------------
Investment Activities
  Net investment income .........           0.014                  0.027               0.017               0.019             0.031
                                     ------------           ------------        ------------        ------------      ------------
Distributions
  Net investment income .........          (0.014)                (0.027)             (0.017)             (0.019)           (0.031)
                                                            ------------        ------------        ------------      ------------
Net Asset Value,
  End of Period .................    $       1.00           $       1.00        $       1.00        $       1.00      $       1.00
                                     ============           ============        ============        ============      ============

Total Return ....................            1.45%(d)               2.70%               1.73%               1.90%             3.16%

Ratios/Supplemental Data:
Net assets at end of period
  (000) .........................    $      5,403           $      5,138        $      8,631        $      6,837      $     10,956
Ratio of expenses to
  average net assets (including
  waivers) ......................            0.94%(e)               0.84%               0.76%               0.80%             0.87%
Ratio of net investment income
  to average net assets
  (including waivers) ...........            2.87%(e)               2.63%               1.72%               1.88%             3.10%
Ratio of expenses to
  average net assets (before
  waivers)* .....................            0.99%(e)               0.93%               0.86%               0.90%             0.97%
Ratio of net investment income
  to average net assets (before
  waivers)* .....................           2.82%(e)               2.54%               1.62%               1.78%             3.00%

                                                                                                             PERIOD
                                                                                                             ENDED
                                                                                                             MAY 31,
                                     ---------------------------------------------------------------       ----------
                                         1991             1990(B)         1989(B)           1988(B)          1987(A)
                                      ----------        ----------      ----------         ---------       ----------
                                       INVESTOR           DOLLAR          DOLLAR            DOLLAR         PORTFOLIO
                                        SHARES            SHARES          SHARES            SHARES           SHARES
                                      ----------        ----------      ----------        ----------        --------
Net Asset Value,
  Beginning of Period ............   $       1.00      $       1.00    $       1.00      $       1.00     $       1.00
                                     ------------      ------------    ------------      ------------     ------------
Investment Activities
  Net investment income ..........          0.047             0.041           0.042             0.025            0.036
                                     ------------      ------------    ------------      ------------     ------------
Distributions
  Net investment income ..........         (0.047)           (0.041)         (0.042)           (0.025)          (0.036)
                                     ------------      ------------    ------------      ------------     ------------
Net Asset Value,
  End of Period ..................   $       1.00      $       1.00    $       1.00      $       1.00     $       1.00
                                     ============      ============    ============      ============     ============

Total Return .....................           4.82%             5.73%           5.72%             1.81%            3.80%(d)

Ratios/Supplemental Data:
Net assets at end of period (000)    $      8,286                 0    $      3,083                 0     $    147,799
Ratio of expenses to
  average net assets (including
  waivers) .......................           0.58%             0.78%           0.65%             0.65%            0.37%(c),(e)
Ratio of net investment income
  to average net assets
  (including waivers) ............           5.09%             5.30%           5.38%             4.05%            4.02%(c),(e)
Ratio of expenses to
  average net assets (before
  waivers)* ......................           0.68%             0.87%           0.83%             0.80%            0.62%(c),(e)
Ratio of net investment income
  to average net assets (before
  waivers)* ......................           4.99%             5.21%           5.20%             3.90%            3.77%(c),(e)

-----------------


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) The Portfolio commenced operations on July 10, 1986 as an investment portfolio of The ARCH Tax-Exempt Trust. On October 27, 1995, it was reorganized as a new portfolio of the Fund.

(b) "Investor A" Shares were originally issued as "Dollar" Shares in June of 1987. As of September 28, 1990, the Portfolio redesignated its existing Shares as "Investor" Shares. On September 27, 1994 the Portfolio redesignated Investor Shares as "Investor A" Shares.

(c)   Includes waiver of sub-advisory fees for the period ended May 31, 1987.


(d)   Not Annualized.

(e)   Annualized.

(f) Upon its reorganization as a portfolio of the Fund, the Portfolio changed its fiscal year-end from May 31 to November 30.

                        GROWTH & INCOME EQUITY PORTFOLIO
               (FOR A SHARE(A) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                       INVESTOR A SHARES
                                         -----------------------------------------------------------------------------------
                                                                                     YEAR ENDED NOVEMBER 30,
                                         -----------------------------------------------------------------------------------
                                            1995            1994(A)             1993              1992             1991(A)
                                            ----            -------             ----              ----             -------
                                          INVESTOR          INVESTOR          INVESTOR          INVESTOR           INVESTOR
                                          A SHARES          A SHARES           SHARES            SHARES             SHARES
                                          --------          --------           ------            ------             ------

Net Asset Value,
  Beginning of Period ................   $    12.70        $    14.74        $    14.49        $    12.33        $    11.22
                                         ----------        ----------        ----------        ----------        ----------

Investment Activities
  Net investment income ..............         0.23              0.20              0.25              0.25              0.39
  Net realized and unrealized gains
   (losses) from investments .........         3.74             (0.17)             1.06              2.24              1.47
                                         ----------        ----------        ----------        ----------        ----------

  Total from Investment Activities ...         3.97              0.03              1.31              2.49              1.86
                                         ----------        ----------        ----------        ----------        ----------
Distributions
  Net investment income ..............        (0.23)            (0.21)            (0.25)            (0.26)            (0.39)
  Net realized gain ..................        (0.14)            (0.18)            (0.81)            (0.07)            (0.36)
  In excess of net realized gains ....                          (1.68)
                                         ----------        ----------        ----------        ----------        ----------
   Total Distributions ...............        (0.37)            (2.07)            (1.06)            (0.33)            (0.75)
                                         ----------        ----------        ----------        ----------        ----------
Net Asset Value, End of Period .......   $    16.30        $    12.70        $    14.74        $    14.49        $    12.33
                                         ==========        ==========        ==========        ==========        ==========
Total Return (excludes sales
charges) .............................        31.95%             0.20%             9.65%            20.59%            17.39%

Ratios/Supplemental Data:
Net Assets at end of period (000) ....   $   25,082        $   18,343        $   11,157        $    6,044        $    3,254

Ratio of expenses to average net
  assets (including waivers) .........         1.05%             1.05%             0.74%             0.71%             0.34%

Ratio of net investment income to
  average net assets (including
  waivers) ...........................         1.59%             1.45%             1.74%             1.94%             3.50%

Ratio of expenses to average net
  assets (before waivers)* ...........         1.15%             1.15%             0.96%             0.85%             1.05%

Ratio of net investment income to
  average net assets (before
  waivers)* ..........................         1.49%             1.35%             1.52%             1.80%             2.79%

Portfolio turnover ...................        58.50%               65%               41%               79%               78%

                                                      INVESTOR A SHARES
                                         -----------------------------------------------
                                                    YEAR ENDED NOVEMBER 30,
                                        ----------------------------------
                                                                                                   INVESTOR B
                                                                               JUNE 2,               SHARES
                                                                                1988              MARCH 1, 1995
                                                                          TO NOVEMBER 30,        TO NOVEMBER 30,
                                            1990               1989            1988(B)               1995(C)
                                          -------             ------         ----------             --------
Net Asset Value,
  Beginning of Period .................  $    12.41        $    10.25        $    10.00           $    13.43
                                         ----------        ----------        ----------           ----------

Investment Activities
  Net investment income ...............        0.39              0.41              0.28                 0.14
  Net realized and unrealized gains
   (losses) from investments ..........       (0.56)             2.29              0.06                 2.81
                                         ----------        ----------        ----------           ----------

  Total from Investment Activities ....       (0.17)             2.70              0.34                 2.95
                                         ----------        ----------        ----------           ----------
Distributions
  Net investment income ...............       (0.39)            (0.51)            (0.09)               (0.15)
  Net realized gain ...................       (0.63)            (0.03)
  In excess of net realized gains .....
                                         ----------        ----------        ----------           ----------
   Total Distributions ................       (1.02)            (0.54)            (0.09)               (0.15)
                                         ----------        ----------        ----------           ----------
Net Asset Value, End of Period ........  $    11.22        $    12.41        $    10.25           $    16.23
                                         ==========        ==========        ==========           ==========
Total Return (excludes sales
charges) ..............................       (1.36)%           27.11%       3.46%(d),(f)              31.20%(e)

Ratios/Supplemental Data:
Net Assets at end of period (000) .....  $   20,116        $   17,892        $   10,890           $      781

Ratio of expenses to average net
  assets (including waivers) ..........        0.35%             0.42%             0.41%(g)             1.75%(g)

Ratio of net investment income to
  average net assets (including
  waivers) ............................        3.42%             3.69%             5.62%(g)             0.87%(g)

Ratio of expenses to average net
  assets (before waivers)* ............        1.00%             1.07%             1.12%(g)             1.85%(g)

Ratio of net investment income to
  average net assets (before
  waivers)* ...........................        2.77%             3.04%             4.91%(g)             0.77%(g)

Portfolio turnover ....................         227%              133%               30%               58.50%(g)

---------------
* During the period, fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.


(a) As of December 1, 1990, the Portfolio designated the existing series of Shares as "Investor" Shares. On September 27, 1994 the Portfolio redesignated Investor Shares as "Investor A" Shares and authorized the issuance of a series of Shares designated as "Investor B" Shares.

(b)  Period from commencement of operations.
[/R]

(c)  Period from date of initial public offering.

(d)  Unaudited.

(e) Represents total return for Investor A Shares from December 1, 1994 to February 28, 1995 plus total return for Investor B Shares from March 1, 1995 to November 30, 1995.

(f)  Not Annualized.

(g)  Annualized

                      GOVERNMENT & CORPORATE BOND PORTFOLIO
               (FOR A SHARE(A) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                      INVESTOR A SHARES
                                                                                    YEAR ENDED NOVEMBER 30,
                                         -----------------------------------------------------------------------------------
                                            1995             1994(A)            1993               1992            1991(A)
                                            ----             -------            ----               ----            -------
                                          INVESTOR          INVESTOR          INVESTOR           INVESTOR         INVESTOR
                                          A SHARES          A SHARES           SHARES             SHARES           SHARES
                                          --------          --------           ------             ------           ------
Net Asset Value,
  Beginning of Period ................   $     9.64        $    10.65        $    10.26        $    10.15        $     9.71
                                         ----------        ----------        ----------        ----------        ----------

Investment Activities
  Net investment income ..............         0.61              0.60              0.64              0.66              0.75
  Net realized and unrealized gains
   (losses) from investments .........         0.89             (0.94)             0.39              0.11              0.48
                                         ----------        ----------        ----------        ----------        ----------

  Total from Investment Activities ...         1.50             (0.34)             1.03              0.77              1.23
                                         ----------        ----------        ----------        ----------        ----------

Distributions
  Net investment income ..............        (0.61)            (0.60)            (0.64)            (0.66)            (0.79)
  In excess of net realized gains ....                          (0.07)
                                         ----------        ----------        ----------        ----------        ----------
   Total Distributions ...............        (0.61)            (0.67)            (0.64)            (0.66)            (0.79)
                                         ----------        ----------        ----------        ----------        ----------

Net Asset Value, End of Period .......   $    10.53        $     9.64        $    10.65        $    10.26        $    10.15
                                         ==========        ==========        ==========        ==========        ==========

Total Return (excludes sales
charges) .............................        15.98%            (3.32)%           10.23%             7.81%            12.79%

Ratios/Supplemental Data:
Net Assets at end of period (000) ....   $    5,496        $    5,167        $    3,737        $    2,490        $    2,010

Ratio of expenses to average net
  assets (including waivers) .........         0.95%             0.95%             0.95%             0.93%             0.59%

Ratio of net investment income to
  average net assets (including
  waivers) ...........................         6.03%             6.00%             6.00%             6.45%             7.77%

Ratio of expenses to average net
  assets (before waivers)* ...........         1.05%             1.05%             1.05%             1.06%             1.14%

Ratio of net investment income to
  average net assets (before
  waivers)* ..........................         5.93%             5.90%             5.90%             6.32%             7.22%

Portfolio turnover ...................        59.32%               50%               31%               52%              105%

                                            INVESTOR A SHARES
                                         --------------------------------------------------
                                         YEAR ENDED NOVEMBER 30,
                                         -------------------------                                 INVESTOR B
                                                                               JUNE 15,              SHARES
                                                                                 1988             MARCH 1, 1995
                                                                            TO NOVEMBER 30,      TO NOVEMBER 30,
                                            1990               1989             1988(B)             1995(C)
                                           -------            ------       ---------------         --------
Net Asset Value,
  Beginning of Period                    $    10.12        $     9.91        $    10.00           $     9.92
                                         ----------        ----------        ----------           ----------

Investment Activities
  Net investment income                        0.84              0.89              0.39                 0.38
  Net realized and unrealized gains
   (losses) from investments                  (0.41)             0.22             (0.13)                0.61
                                         ----------        ----------        ----------           ----------

  Total from Investment Activities            (0.43)             1.11              0.26                 0.99
                                         ----------        ----------        ----------           ----------

Distributions
  Net investment income                       (0.84)            (0.90)            (0.35)               (0.38)
                                         ----------        ----------        ----------           ----------
  In excess of net realized gains

   Total Distributions                        (0.84)            (0.90)            (0.35)               (0.38)
                                         ----------        ----------        ----------           ----------

Net Asset Value, End of Period           $     9.71        $    10.12        $     9.91           $    10.53
                                         ==========        ==========        ==========           ==========

Total Return (excludes sales
charges)                                      (4.96)%           11.79%       2.66%(d),(f)              15.27%(e)

Ratios/Supplemental Data:
Net Assets at end of period (000)        $   11,005        $   10,327        $    7,483           $      106

Ratio of expenses to average net
  assets (including waivers)                   0.53%             0.44%             0.56%(g)             1.65%(g)

Ratio of net investment income to
  average net assets (including
  waivers)                                     8.69%             8.97%             8.47%(g)             5.19%(g)

Ratio of expenses to average net
  assets (before waivers)*                     1.08%             0.99%             1.17%(g)             1.75%(g)

Ratio of net investment income to
  average net assets (before
  waivers)*                                    8.14%             8.42%             7.86%(g)             5.09%(g)

Portfolio turnover                               75%              148%               22%               59.32%

-------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) As of December 1, 1990, the Portfolio designated the existing series of Shares as "Investor" Shares. On September 27, 1994 the Portfolio redesignated Investor Shares as "Investor A" Shares and authorized the issuance of a series of Shares designated as "Investor B" Shares.


(b)  Period from commencement of operations.

(c)  Period from date of initial public offering.

(d)  Unaudited.

(e) Represents total return for Investor A Shares from December 1, 1994 to February 28, 1995 plus total return for Investor B Shares from March 1, 1995 to November 30, 1995.

(f)   Not Annualized.

(g)   Annualized

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
               (FOR A SHARE(A) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                                     INVESTOR A SHARES
                                        -------------------------------------------------------------------------------
                                                                                    YEAR ENDED NOVEMBER 30,
                                        -------------------------------------------------------------------------------
                                            1995            1994(A)           1993            1992             1991(A)
                                            ----            -------           ----            ----             -------
                                          INVESTOR         INVESTOR         INVESTOR        INVESTOR          INVESTOR
                                          A SHARES         A SHARES          SHARES          SHARES            SHARES
                                          --------         --------          ------          ------            ------
Net Asset Value,
  Beginning of Period                    $   10.05        $   11.20        $   10.80        $   10.68        $   10.21
                                         ---------        ---------        ---------        ---------        ---------

Investment Activities
  Net investment income                       0.64             0.63             0.59             0.62             0.75
  Net realized and unrealized gains
   (losses) from investments                  0.80            (0.97)            0.47             0.13             0.47
                                         ---------        ---------        ---------        ---------        ---------

  Total from Investment Activities            1.44            (0.34)            1.06             0.75             1.22
                                         ---------        ---------        ---------        ---------        ---------

Distributions
  Net investment income                      (0.64)           (0.63)           (0.59)           (0.62)           (0.75)
  Net realized gains                                                           (0.07)           (0.01)
  In excess of net realized gains                             (0.18)
                                         ---------        ---------        ---------        ---------        ---------

   Total Distributions                       (0.64)           (0.81)           (0.66)           (0.63)           (0.75)
                                         ---------        ---------        ---------        ---------        ---------

Net Asset Value, End of Period           $   10.85        $   10.05        $   11.20        $   10.80        $   10.68
                                         =========        =========        =========        =========        =========

Total Return (excludes sales
charges)                                     14.66%           (3.14)%          10.03%            7.20%           12.36%

Ratios/Supplemental Data:
Net Assets at end of period (000)        $   8,179        $   9,631        $   9,567        $   7,499        $   5,791

Ratio of expenses to average net
  assets (including waivers)                  0.97%            0.96%            0.97%            0.95%            0.82%

Ratio of net investment income to
  average net assets (including
  waivers)                                    6.05%            5.98%            5.25%            5.72%            7.12%

Ratio of expenses to average net
  assets (before waivers)*                    1.07%            1.06%            1.08%            1.09%            1.36%

Ratio of net investment income to
  average net assets (before
  waivers)*                                   5.95%            5.88%            5.14%            5.58%            6.58%

Portfolio turnover                           93.76%              50%              24%              74%              36%

                                          INVESTOR A SHARES
                                      ---------------------------------------------------
                                         YEAR ENDED NOVEMBER 30,
                                      -------------------------------
                                                                                                 INVESTOR B
                                                                              JUNE 2,             SHARES
                                                                               1988            MARCH 1, 1995
                                                                          TO NOVEMBER 30,     TO NOVEMBER 30,
                                            1990            1989              1988(B)             1995(C)
                                          -------          ------         ---------------        --------
Net Asset Value,
  Beginning of Period                    $   10.06        $    9.94        $   10.00           $   10.34
                                         ---------        ---------        ---------           ---------

Investment Activities
  Net investment income                       0.76             0.85             0.36                0.31
  Net realized and unrealized gains
   (losses) from investments                  0.16             0.11            (0.06)               0.50
                                         ---------        ---------        ---------           ---------

  Total from Investment Activities            0.92             1.96             0.30                0.81
                                         ---------        ---------        ---------           ---------

Distributions
  Net investment income                      (0.77)           (0.84)           (0.36)              (0.31)
  Net realized gains
  In excess of net realized gains
                                         ---------        ---------        ---------           ---------

   Total Distributions                       (0.77)           (0.84)           (0.36)              (0.31)
                                         ---------        ---------        ---------           ---------

Net Asset Value, End of Period           $   10.21        $   10.06        $    9.94           $   10.84
                                         =========        =========        =========           =========

Total Return (excludes sales
charges)                                      9.66%           10.40%            3.05%(d),(f)       12.85%(e)

Ratios/Supplemental Data:
Net Assets at end of period (000)        $   6,856        $   5,954        $   4,335           $      41

Ratio of expenses to average net
  assets (including waivers)                  0.73%            0.74%            0.79%(g)            1.68%(g)

Ratio of net investment income to
  average net assets (including
  waivers)                                    7.80%            8.50%            7.26%(g)            5.37%(g)

Ratio of expenses to average net
  assets (before waivers)*                    1.28%            1.29%            1.40%(g)            1.78%(g)

Ratio of net investment income to
  average net assets (before
  waivers)*                                   7.25%            7.95%            6.65%(g)            5.27%(g)

Portfolio turnover                              53%              84%             215%              93.76%

------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) As of December 1, 1990, the Portfolio designated the existing series of Shares as "Investor" Shares. On September 27, 1994 the Portfolio redesignated Investor Shares as "Investor A" Shares and authorized the issuance of a series of Shares designated as "Investor B" Shares.


(b)   Period from commencement of operations.

(c)   Period from date of initial public offering.

(d)   Unaudited

(e) Represents total return for Investor A Shares from December 1, 1994 to February 28, 1995 plus total return for Investor B Shares from March 1, 1995 to November 30, 1995.

(f)   Not Annualized.

(g)   Annualized.

                            Emerging Growth Portfolio
               (For a Share(a) outstanding throughout each period)

                                                                        Investor A Shares
                                       -----------------------------------------------------------------
                                       Year Ended         Year Ended       Year Ended        May 6, 1992
                                        Nov. 30,           Nov. 30,         Nov. 30,         to Nov. 30,      Investor B
                                          1995             1994(a)            1993             1992(b)          Shares
                                       ----------        -----------       ----------        -----------    March 1, 1995 to
                                        Investor           Investor         Investor          Investor       November 30,
                                        A Shares           A Shares          Shares            Shares           1995(C)
                                       ----------        -----------       ----------        ----------        --------
Net Asset Value,
  Beginning of Period                  $    11.99        $    13.14        $    11.23       $    10.10        $    11.83
                                       ----------        ----------        ----------       ----------        ----------

Investment Activities
  Net investment income (loss)                                (0.03)             0.03              0.02            (0.03)
  Net realized and unrealized
   gains from investments                    2.36              0.89              2.14             1.13              1.57
                                       ----------        ----------        ----------       ----------        ----------

  Total from Investment
   Activities                                2.36              0.86              2.17             1.15              1.54
                                       ----------        ----------        ----------       ----------        ----------

Distributions
  Net investment income                                                         (0.05)           (0.02)
  Net realized gains                        (0.91)            (1.78)            (0.21)
  In excess of net
   realized gains                                             (0.23)
                                       ----------        ----------        ----------       ----------        ----------

   Total Distributions                      (0.91)            (2.01)            (0.26)           (0.02)
                                       ----------        ----------        ----------       ----------        ----------

Net Asset Value, End of Period         $    13.44        $    11.99        $    13.14       $    11.23        $    13.37
                                       ==========        ==========        ==========       ==========        ==========

Total Return (excludes                      21.47%             7.38%            19.75%           12.55%(e)         20.83%(d)
  sales charges)

Ratios/Supplemental  Data:
Net Assets at end of period (000)

                                       $   15,056        $   10,899        $    4,559       $      753        $      603

Ratio of expenses to average net
  assets (including waivers)                 1.26%             1.25%             0.61%            0.30%(f)          1.96%(f)

Ratio of net investment income to
  average net assets (including
  waivers)                                  (0.12)%           (0.44)%            0.19%            0.78%(f)         (0.78%)(f)

Ratio of expenses to average net
  assets (before waivers)*                   1.36%             1.36%             1.23%            1.12%(f)          2.06%(f)

Ratio of net investment income to
  average net assets (before
  waivers)*                                 (0.22)%           (0.55)%           (0.43)%          (0.04)%(f)        (0.88%)(f)

Portfolio turnover                          83.13%               85%               65%              56%            83.13%


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(A) ON MAY 6, 1992, THE PORTFOLIO ISSUED A SERIES OF SHARES WHICH WERE DESIGNATED AS "INVESTOR" SHARES. ON SEPTEMBER 27, 1994 THE PORTFOLIO REDESIGNATED INVESTOR SHARES AS "INVESTOR A" SHARES AND AUTHORIZED THE ISSUANCE OF A SERIES OF SHARES DESIGNATED AS "INVESTOR B" SHARES.

(B)   PERIOD FROM COMMENCEMENT OF OPERATIONS.

(C)   PERIOD FROM DATE OF INITIAL PUBLIC OFFERING.

(D) REPRESENTS TOTAL RETURN FOR INVESTOR A SHARES FROM DECEMBER 1, 1994 TO FEBRUARY 28, 1995 PLUS TOTAL RETURN FOR INVESTOR B SHARES FROM MARCH 1, 1995 THROUGH NOVEMBER 30, 1995.

(E)   NOT ANNUALIZED.

(F)   ANNUALIZED.

                                                                       Balanced Portfolio
                                                       (For a Share(a) outstanding throughout each period)


                                                          Investor A Shares
                                            ------------------------------------------------
                                                                                  April 1,            Investor B
                                            Year Ended          Year Ended         1993                 Shares
                                              Nov. 30,            Nov. 30       to Nov. 30,        ----------------
                                                1995               1994             1993(b)        March 1, 1995 to
                                              Investor           Investor         Investor           November 30,
                                              A Shares           A Shares          Shares               1995(c)
                                            ----------          -----------     -----------        ----------------
Net Asset Value,
  Beginning of Period ...............          $ 9.61            $10.22            $10.00               $10.13
                                               ------            ------            ------               ------

Investment Activities
  Net investment income (loss) ......            0.32              0.28              0.23                (0.22)
  Net realized and unrealized
   gains from investments ...........            2.02             (0.47)             0.15                 1.44
                                               ------            ------            ------               ------

  Total from Investment
   Activities .......................            2.34             (0.19)             0.38                 1.66
                                               ------            ------            ------               ------

Distributions
  Net investment income .............           (0.30)            (0.29)            (0.16)               (0.20)
  Net realized gains ................
  In excess of net
   realized gains ...................                             (0.13)
                                               ------            ------            ------               ------

   Total Distributions ..............           (0.30)            (0.42)            (0.16)               (0.20)
                                               ------            ------            ------               ------

Net Asset Value, End of Period ......          $11.65            $ 9.61            $10.22               $11.59
                                               ======            ======            ======               ======

Total Return (excludes                          24.85%            (1.91)%            3.86%(e)            23.92%(d)
  sales charges) ....................

Ratios/Supplemental  Data:
Net Assets at end of period (000) ...          $8,348            $7,321            $1,978               $   36

Ratio of expenses to average net
  assets (including waivers) ........            1.27%             1.27%             0.56%(f)             1.93%(f)

Ratio of net investment income to
  average net assets (including
  waivers) ..........................            2.98%             2.77%             3.42%(f)             2.28%(f)

Ratio of expenses to average net
  assets (before waivers)* ..........            1.37%             1.39%             1.21%(f)             2.03%(f)

Ratio of net investment income to
  average net assets (before
  waivers)* .........................            2.88%             2.65%             2.77%(f)             2.18%(f)

Portfolio turnover ..................           58.16%               49%               26%(f)            58.16%

---------------------------------------


* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.

(a) ON SEPTEMBER 27, 1994, THE PORTFOLIO REDESIGNATED INVESTOR SHARES AS "INVESTOR A" SHARES AND AUTHORIZED THE ISSUANCE OF A SERIES OF SHARES DESIGNATED AS "INVESTOR B" SHARES.



(b)      PERIOD FROM COMMENCEMENT OF OPERATIONS.

(c)      PERIOD FROM DATE OF INITIAL PUBLIC OFFERING.

(d) REPRESENTS TOTAL RETURN FOR INVESTOR A SHARES FROM DECEMBER 1, 1994 TO FEBRUARY 28, 1995 PLUS TOTAL RETURN FOR INVESTOR B SHARES FROM MARCH 1, 1995 THROUGH NOVEMBER 30, 1995.

(e)      NOT ANNUALIZED.

(f)      ANNUALIZED.

                                                                INTERNATIONAL EQUITY PORTFOLIO
                                                     (FOR A SHARE(a) OUTSTANDING THROUGHOUT EACH PERIOD)


                                                         Investor A Shares
                                               -----------------------------------------        Investor B
                                               Year Ended              April 4, 1993              Shares
                                                 Nov. 30,               to Nov. 30,           ----------------
                                                  1995                     1994(a)(b)(c)      March 1, 1995 to
                                                Investor                 Investor               November 30,
                                                A Shares                  Shares                  1995(d)
                                               ----------              -----------------      ----------------
Net Asset Value,
  Beginning of Period ...............            $ 9.90                   $10.00                  $ 9.26
                                                 ------                   ------                  ------

Investment Activities
  Net investment income (loss) ......              0.02                    (0.01)                  (0.03)
  Net realized and unrealized
   gains from investments and
   foreign currency .................              0.86                    (0.09)                   1.48
                                                 ------                   ------                  ------

  Total from Investment
   Activities .......................              0.88                    (0.10)                   1.45
                                                 ------                   ------                  ------
Distributions
  Net investment income .............             (0.01)
  Tax return of capital .............             (0.01)
                                                 ------                   ------                  ------

   Total Distributions ..............             (0.02)
                                                 ------                   ------                  ------

Net Asset Value, End of Period ......            $10.76                   $ 9.90                  $10.71
                                                 ======                   ======                  ======
Total Return (excludes
  sales charges) ....................              8.89%                   (1.00%)(f)               8.38%(e)

Ratios/Supplemental Data:

Net Assets at end of period (000) ...            $1,568                   $  791                  $  102
Ratio of expenses to average net
  assets (including waivers) ........              1.45%                    1.55%(g)                2.02%(g)

Ratio of net investment income to
  average net assets (including
  waivers) ..........................              0.07%                   (0.39%)(g)              (0.96%)(g)

Ratio of expenses to average net
  assets (before waivers)* ..........              1.76%                    1.89%(g)                2.44%(g)

Ratio of net investment income to
  average net assets (before
  waivers)* .........................             (0.24)%                  (0.73)%(g)              (1.38%)(g)

Portfolio turnover ..................             62.78%                      21%                  62.78%

* DURING THE PERIOD, CERTAIN FEES WERE VOLUNTARILY REDUCED. IF SUCH VOLUNTARY FEE REDUCTIONS HAD NOT OCCURRED, THE RATIOS WOULD HAVE BEEN AS INDICATED.

(a)      PERIOD FROM COMMENCEMENT OF OPERATIONS.

(b) ON APRIL 4, 1994, THE PORTFOLIO ISSUED A SERIES OF SHARES WHICH WERE DESIGNATED AS "TRUST" SHARES. IN ADDITION, ON MAY 2, 1994, THE PORTFOLIO ISSUED A NEW SERIES OF SHARES WHICH WERE DESIGNATED AS "INVESTOR" SHARES. THE FINANCIAL HIGHLIGHTS PRESENTED FOR APRIL 4, 1994 TO MAY 2, 1994 REPRESENT FINANCIAL HIGHLIGHTS APPLICABLE TO TRUST SHARES.


(c) ON SEPTEMBER 27, 1994, THE PORTFOLIO REDESIGNATED INVESTOR SHARES AS "INVESTOR A" SHARES AND AUTHORIZED THE ISSUANCE OF A SERIES OF SHARES DESIGNATED AS "INVESTOR B" SHARES.

(d)      PERIOD FROM DATE OF INITIAL PUBLIC OFFERING.

(e) REPRESENTS TOTAL RETURN FOR INVESTOR A SHARES FROM DECEMBER 1, 1994 TO FEBRUARY 28, 1995 PLUS TOTAL RETURN FOR INVESTOR B SHARES FROM MARCH 1, 1995 THROUGH NOVEMBER 30, 1995.

(f)      NOT ANNUALIZED.

(g)      ANNUALIZED.

             SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO

      (FOR A TRUST SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                                July 10, 1995 to
                                                  November 30,
                                                     1995(a)
                                                ----------------
                                                      Trust
                                                     Shares
                                                ----------------
Net Asset Value, Beginning of Period .....          $ 10.00
                                                    -------

Investment Activities

  Net investment income ..................             0.14
  Net realized and unrealized gains
    (losses) from investments ............             0.07
                                                    -------

    Total from Investment Activities .....             0.21
                                                    -------

Distributions

  Net investment income ..................            (0.14)
                                                    -------

    Total Distributions ..................            (0.14)
                                                    -------

Net Asset Value, End of Period ...........          $ 10.07
                                                    =======

Total Return .............................             2.15%(b)

Ratios/Supplemental Data:

Net assets at end of period (000) ........          $23,754
Ratio of expenses to average net assets ..             0.47%(c)
  (including waivers)
Ratio of net investment income
  to average net assets (including
  waivers) ...............................             3.81%(c)
Ratio of expenses to average net assets
  (before waivers)* ......................             1.12%(c)
Ratio of net investment income
  to average net assets (before
  waivers)* ..............................             3.16%(c)
Portfolio turnover .......................             0.00%

-----------------------------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)      Period from commencement of operations.

(b)      Not Annualized.

(C)      Annualized.

                                             MISSOURI TAX-EXEMPT BOND PORTFOLIO(a)

                                      (FOR A SHARE(b) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                        INVESTOR A SHARES
                                         ---------------------------------------------
                                           SIX
                                          MONTHS                YEAR ENDED
                                           ENDED                  MAY 31,
                                          NOV. 30,    --------------------------------
                                           1995(c)      1995(b)      1994       1993
                                         ----------   ----------   --------   --------
                                         INVESTOR A   INVESTOR A   INVESTOR   INVESTOR
                                           SHARES       SHARES      SHARES     SHARES
                                         ----------   ----------   --------   --------
Net Asset Value, Beginning of Period ..  $ 11.52       $ 11.13      $ 11.54   $ 10.97
                                         -------       -------      -------   -------
Investment Activities
   Net investment income ..............     0.27          0.55         0.55      0.58
   Net realized and unrealized
    gains (losses) on
    investments .......................     0.22          0.40        (0.37)     0.64
                                         -------       -------      -------   -------

  Total from Investment
     Activities .......................     0.49          0.95         0.18      1.22
                                         -------       -------      -------   -------

Distributions
   Net investment income ..............    (0.27)        (0.55)       (0.55)    (0.58)
   Net realized gains .................                  (0.01)       (0.04)    (0.07)
                                         -------       -------      -------   -------

   Total Distributions ................    (0.27)        (0.56)       (0.59)    (0.65)
                                         -------       -------      -------   -------
Net Asset Value, End of Period ........  $ 11.74       $ 11.52      $ 11.13   $ 11.54
                                         =======       =======      =======   =======
Total Return (excludes sales
  charges) ............................     4.32%(g)      8.91%        1.53%    11.47%
Ratios/Supplemental Data:
Net assets at end of period (000) .....  $24,726       $24,318      $27,919   $23,223
Ratio of expenses to average
   net assets (including
  waivers)(4)..........................     0.95%(h)      0.84%        0.65%     0.63%
Ratio of net investment income
   to average net assets (including
  waivers) ............................     4.64%(h)      5.02%        4.75%     5.11%
Ratio of expenses to average
  net assets (before waivers)* ........     1.18%(h)      1.18%        1.12%     1.18%
Ratio of net investment income to
  average net assets (before
  waivers)* ...........................     4.44%(h)      4.68%        4.28%     4.56%
Portfolio turnover rate ...............     1.55%            0%          20%       15%

                                                                  INVESTOR A SHARES
                                                     ---------------------------------------------

                                                                 YEAR ENDED              PERIOD                 INVESTOR B
                                                                   MAY 31,                ENDED                   SHARES
                                                     ---------------------------------   MAY 31,     -------------------------------
                                                       1992      1991(b)      1990(b)   1989(a),(b)  SIX MONTHS
                                                     ---------   --------    ---------  -----------    ENDED
                                                     INVESTOR    INVESTOR    PORTFOLIO  PORTFOLIO     NOV. 30,     MARCH 1, 1995 TO
                                                      SHARES      SHARES      SHARES     SHARES       1995(c)      MAY 31, 1995(d)
                                                     ---------   --------    ---------  -----------  ----------    ----------------
Net Asset Value, Beginning of Period ..               $ 10.62     $10.35      $10.56     $10.00        $11.52           $11.19
                                                      -------     ------      ------     ------        ------           ------
Investment Activities
   Net investment income ..............                  0.63       0.44        0.68       0.58          0.22             0.11
   Net realized and unrealized
    gains (losses) on
    investments .......................                  0.43       0.36       (0.09)      0.58          0.22             0.33
                                                      -------     ------      ------     ------        ------           ------

  Total from Investment
     Activities .......................                  1.06       0.80        0.59       1.16          0.44             0.44
                                                      -------     ------      ------     ------        ------           ------

Distributions
   Net investment income ..............                 (0.63)     (0.44)      (0.65)     (0.60)        (0.22)           (0.11)
   Net realized gains .................                 (0.08)     (0.09)
                                                      -------     ------      ------     ------        ------           ------
   Total Distributions ................                 (0.71)     (0.53)      (0.65)     (0.60)        (0.22)           (0.11)
                                                      -------     ------      ------     ------        ------           ------
Net Asset Value, End of Period ........               $ 10.97     $10.62      $10.50     $10.56        $11.74           $11.52
                                                      =======     ======      ======     ======        ======           ======
Total Return (excludes sales
  charges) ............................                 10.24%      8.72%       5.50%     12.08%(f)      3.88%(g)         8.61%(e)
Ratios/Supplemental Data:
Net assets at end of period (000) .....               $12,635     $6,211      $4,572     $4,053        $  433           $   94
Ratio of expenses to average
   net assets (including
  waivers)(4)..........................                  0.85%      0.85%(3)    0.70%      0.81%(h)      1.77%(h)         1.76%(h)
Ratio of net investment income
   to average net assets (including
  waivers) ............................                  5.75%      6.12%(3)    6.38%      6.36%(h)      3.82%(h)         4.00%(h)
Ratio of expenses to average
  net assets (before waivers)* ........                  1.49%      1.63%       1.70%      1.38%(h)      1.87%(h)         1.88%(h)
Ratio of net investment income to
  average net assets (before
  waivers)* ...........................                  5.11%      5.34%       5.38%      5.79%(h)      3.72%(h)         3.89%(h)
Portfolio turnover rate ...............                    21%        71%         41%        73%         1.55%            0.00%

------------------------------
* During the period, certain fees were voluntary reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) The Portfolio (formerly, the Long-Term Tax-Exempt Portfolio) commenced operations on July 15, 1988 as an investment portfolio of The ARCH Tax-Exempt Trust. On October 2, 1995, it was reorganized as a new portfolio of the Fund.

(b) The Portfolio had one series of Shares outstanding ("Portfolio Shares") through September 27, 1990. On September 28, 1990, the Portfolio issued a second series of Shares that were designated as "Investor" Shares. On September 27, 1994, the Portfolio redesignated Investor Shares as "Investor A" Shares and authorized the issuance of a series of Shares designated as "Investor B" Shares.

(c) Upon its reorganization as a portfolio of the Fund, the Portfolio changed its fiscal year-end from May 31 to November 30.

(d)      For period from date of initial public offering.

(e) Represents total return for Investor A Shares from June 1, 1994 to February 28, 1995 plus total return for Investor B Shares from March 1, 1995 to May 31, 1995.

(f)      Aggregate.

(g)      Not Annualized.

(h)      Annualized.

             INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

         The investment objective of a Portfolio may not be changed without the affirmative vote of a majority of the outstanding Shares of the Portfolio. Although management will use its best efforts to achieve the investment objective of each Portfolio, there can be no assurance that it will be able to do so. The Money Market, Treasury Money Market and Tax-Exempt Money Market Portfolios are "money market" funds that invest in instruments with remaining maturities of 397 days or less (with certain exceptions) and with dollar-weighted average portfolio maturities of 90 days or less, subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC").

THE MONEY MARKET PORTFOLIO

         The Money Market Portfolio's investment objective is to seek current income with liquidity and stability of principal. In pursuing its investment objective, the Money Market Portfolio invests substantially all of its assets in a broad range of money market instruments. These instruments include obligations of the U.S. Government, U.S. dollar-denominated foreign securities, obligations of U.S. and foreign banks and savings and loan institutions and commercial obligations that meet the applicable quality requirements described below.

         The Money Market Portfolio will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the Adviser pursuant to guidelines approved by the Fund's Board of Directors. First Tier Eligible Securities consist of (i) securities that either
(a) have short-term debt ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("Rating Agencies") (or one Rating Agency if the security was rated by only one Rating Agency), or (b) are issued by issuers with such ratings, and (ii) certain securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Directors. The applicable ratings by Rating Agencies are described in Appendix A to the Statement of Additional Information. The following descriptions illustrate the types of instruments in which the Portfolio invests.

         BANKING OBLIGATIONS. The Money Market Portfolio may purchase obligations of issuers in the banking industry, such as certificates of deposit, letters of credit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Money Market Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks in amounts not in excess of 25% of its assets where the Adviser deems the instrument to present minimal credit risks. (See "Risk Factors -- Risks Associated with Foreign Securities and Currencies" below.) The Money Market Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the value of its total assets.

         COMMERCIAL PAPER AND VARIABLE AND FLOATING RATE INSTRUMENTS. The Money Market Portfolio may invest in commercial paper, including asset-backed commercial paper representing interests in a pool of corporate receivables, dollar-denominated obligations issued by domestic and foreign bank holding companies, and corporate bonds that meet the quality and maturity requirements described above. The Money Market Portfolio may also invest in variable or floating rate notes that may have a stated maturity in excess of thirteen months but will, in any event, permit the Portfolio to demand payment of the principal of the instrument at least once every thirteen months upon no more than 30 days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). Such instruments may include variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated variable and floating rate instruments will be determined by the Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. There may be no active secondary market in the instruments, which could make it difficult for the Portfolio to dispose of an instrument in the event the issuer were to default on its payment obligation or during periods that the Portfolio could not exercise its demand rights. The Money Market Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. Variable and floating rate instruments held by the Portfolio will be subject to the Portfolio's 10% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a liquid trading market is absent.

         GOVERNMENT OBLIGATIONS. The Money Market Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. In addition, the Portfolio may, when deemed appropriate by the Adviser, invest in short-term obligations issued by state and local governmental issuers that meet the quality requirements described above and, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.

THE TREASURY MONEY MARKET PORTFOLIO

         The Treasury Money Market Portfolio's investment objective is to seek a high level of current income exempt from state income tax consistent with liquidity and security of principal. In pursuing its investment objective, the Portfolio invests in selected money market obligations issued by the U.S. Government (or its agencies and instrumentalities) that are guaranteed as to principal and interest by the U.S. Government, the interest on which is generally exempt from state income tax. Securities that are generally eligible for this exemption include those issued by the U.S. Treasury (bills, certificates of indebtedness, notes and certain bonds) and certain U.S. Government agencies and instrumentalities, including the General Services Administration and Small Business Administration. Each investor should consult his or her tax advisor to determine whether distributions from the Portfolio are exempt from state income tax in the investor's home state. Under normal market conditions, the Portfolio intends to invest substantially all (but not less than 65%) of its total assets in securities with the above characteristics and (except to the extent discussed below) will not enter into repurchase agreements or purchase any U.S. Government security that the Adviser believes is subject to state income tax.

         Under extraordinary circumstances, such as when appropriate exempt securities are unavailable or pending investment, the Treasury Money Market Portfolio may temporarily hold cash or invest in repurchase agreements collateralized by U.S. Government securities, other U.S. Government agency or instrumentality securities, securities of other investment companies that invest in securities in which the Portfolio is permitted to invest, or cash equivalents.

THE TAX-EXEMPT MONEY MARKET PORTFOLIO

         The Tax-Exempt Money Market Portfolio's investment objective is to seek as high a level of current interest income exempt from federal income tax as is consistent with liquidity and stability of principal. The Portfolio seeks to achieve its objective by investing substantially all of its assets in short-term obligations issued by or on behalf of states, territories and possessions of the United States, the District of Columbia and their respective political subdivisions, agencies, instrumentalities and authorities the interest on which, in the opinion of bond counsel or counsel to the issuer, is exempt from regular federal income tax (collectively, "Municipal Obligations"). The Portfolio my also hold tax-exempt derivative securities such as tender option bonds, participations, beneficial interests in trusts and partnership interests

         The Tax-Exempt Money Market Portfolio will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the Adviser pursuant to guidelines approved by the Board of Directors. See "The Money Market Portfolio" above for a description of "First Tier Eligible Securities".

         Dividends paid by the Tax-Exempt Money Market Portfolio that are derived from interest attributable to tax-exempt obligations of a particular state and its political subdivisions as well as of certain other governmental issuers including Puerto Rico, Guam and the Virgin Islands may be exempt from federal and state income tax. Dividends derived from interest on obligations of other governmental issuers are exempt from federal income tax but may be subject to state income tax.

         As a matter of fundamental policy, under normal market conditions or when the Adviser deems suitable tax-exempt Municipal Obligations to be available, at least 80% of the Tax- Exempt Money Market Portfolio's total assets will be invested in Municipal Obligations. The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Adviser, suitable Municipal Obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods.

         In addition, during temporary defensive periods or if, in the opinion of the Adviser, suitable Municipal Obligations are unavailable and subject to its quality standards described above, the Tax-Exempt Money Market Portfolio may invest up to 20% of its assets in money market instruments, the income from which is subject to federal income tax. Such instruments may include obligations of the U.S. Government, its agencies or instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the highest rating category by a Rating Agency; certificates of deposit or bankers' acceptances of domestic branches of U.S. banks with total assets at the time of purchase of $1 billion or more; or repurchase agreements with respect to such obligations.


THE GROWTH & INCOME EQUITY PORTFOLIO


         The Growth & Income Equity Portfolio's investment objective is to provide long-term capital growth, with income a secondary consideration. In pursuing its investment objective, the Portfolio normally invests substantially all of its assets in common stock, preferred stock, rights, warrants and securities convertible into common stock. The Adviser selects stocks based on a number of factors, including historical and projected earnings, growth and asset value, earnings compared to stock prices generally (as measured by the S&P 500 Index), and consistency of earnings growth and earnings quality. Stocks purchased for the Portfolio generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market. A convertible security may be purchased for the Portfolio when, in the Adviser's opinion, the price and yield of the convertible security is favorable compared to the price and yield of the common stock. The stocks or securities in which the Portfolio invests may be expected to produce some income but income is not a major criterion in their selection. In general, the Portfolio's stocks and securities will be diversified over a number of industry groups in an effort to reduce the risks inherent in such investments.


         The Growth & Income Equity Portfolio may indirectly invest in foreign securities through the purchase of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") but will not do so if, immediately after and as a result of the purchase, the value of ADRs and EDRs would exceed 15% of the Portfolio's total assets. (For further information, see "Other Applicable Policies -- Foreign Securities" below and the Statement of Additional Information under "Investment Objectives and Policies -- ADRs and EDRs.") The Portfolio may also invest in Canadian securities listed on a national securities exchange.


         The Growth & Income Equity Portfolio reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 12 months or less) at such times and in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Short-term obligations include, but are not limited to, commercial paper, bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign banks and savings and loan associations, repurchase agreements, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


THE EMERGING GROWTH PORTFOLIO


         The Emerging Growth Portfolio's investment objective is capital appreciation. Current income is an incidental consideration in the selection of portfolio securities. In pursuing its investment objective, the Portfolio normally invests primarily in common stock of emerging or established small- to medium-sized companies with above-average potential for price appreciation. The Portfolio may invest in preferred stock, rights, warrants, and securities convertible into common stock. It may invest a portion of its assets in established larger companies that, in the opinion of the Adviser, offer improved growth possibilities because of rejuvenated management, product changes, or other developments that might stimulate earnings or asset growth, or in companies that seem undervalued relative to their underlying assets. The Portfolio does not intend to invest more than 5% of the value of its total assets in the securities of unseasoned companies, that is, companies (or their predecessors) with less than three years' continuous operation.

         The Emerging Growth Portfolio may also invest a portion of its assets in smaller companies that have limited specialized- product lines, markets or financial resources, or are dependent upon one-person management. The securities of such smaller companies may have limited marketability, may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general, and may involve greater risk than is customarily associated with more established companies. To qualify for investment by the Portfolio, however, a company will be expected to have, in the opinion of the Adviser, above-average possibilities for capital appreciation (when compared with the average appreciation of companies whose securities are included in the S&P 500 Index).


         The Emerging Growth Portfolio uses a research intensive approach and valuation techniques that emphasize earnings and asset growth. The Adviser selects stocks based on a number of factors, including historical and projected earnings, asset value, potential for price appreciation and earnings growth, and quality of products manufactured and/or services offered. Stocks purchased for the Portfolio may be listed on a national securities exchange or may be unlisted securities with or without an established over-the-counter market. The Portfolio may also invest in initial public offerings of new companies that demonstrate the potential for price appreciation. A convertible security may be purchased for the Portfolio when, in the Adviser's opinion, the price of the convertible security is favorable compared to the price of the common stock. In general, the Portfolio's stocks and other securities will be diversified over a number of industry groups in an effort to reduce the risks inherent in such investments.


         The Emerging Growth Portfolio may indirectly invest in foreign securities through the purchase of such obligations as ADRs and EDRs but will not do so if, immediately after and as a result of the purchase, the value of ADRs and EDRs would exceed 25% of the Portfolio's total assets. (For further information, see "The Growth & Income Equity Portfolio" above, "Other Applicable Policies -- Foreign Securities" below, and the Statement of Additional Information under "Investment Objectives and Policies -- ADRs and EDRs.") The Portfolio may also invest in securities issued by Canadian corporations and Canadian counterparts of U.S. corporations, which may or may not be listed on a national securities exchange or traded in over-the-counter markets.


         The Emerging Growth Portfolio reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 12 months or less) at such times and in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. See "The Growth & Income Equity Portfolio" above for a description of the types of short-term obligations in which the Portfolio may invest.


THE GOVERNMENT & CORPORATE BOND PORTFOLIO


         The Government & Corporate Bond Portfolio's investment objective is to seek the highest level of current income consistent with conservation of capital. In pursuing its investment objective, the Portfolio intends to invest at least 65% of its assets in fixed-income and related debt securities rated in one of the three highest rating categories assigned by a Rating Agency at the time of purchase or in unrated investments deemed by the Adviser to be of comparable quality pursuant to guidelines approved by the Fund's Board of Directors. Debt securities may include a broad range of fixed and variable rate bonds, debentures, notes, and securities convertible into or exchangeable for common stock; dollar-denominated debt obligations of foreign issuers, including foreign corporations and governments; and first mortgage loans, income participation loans, participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. Government, its agencies or instrumentalities, collateralized mortgage obligations and other mortgage-related securities, and other asset-backed securities. The Portfolio may invest up to 10% of its total assets at the time of purchase in dollar-denominated debt obligations of foreign issuers, either directly or through ADRs and EDRs, and up to 25% of its total assets at the time of purchase in non-mortgage asset-backed securities, respectively. (See "Other Applicable Policies -- Foreign Securities" below and the Statement of Additional Information under "Investment Objectives and Policies -- ADRs and EDRs.")

         The Government & Corporate Bond Portfolio may purchase debt securities which are rated at the time of purchase within the four highest rating categories assigned by Rating Agencies or unrated debt securities (including convertible securities) which the Adviser believes present attractive opportunities and are of at least comparable quality to instruments so rated. The Portfolio's dollar-weighted average portfolio quality is expected to be at least "A" or higher. Securities rated in the lowest of the above four rating categories have speculative characteristics, even though they are of investment-grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Such securities will be purchased (and retained) only when the Adviser believes the issuers have an adequate capacity to pay interest and repay principal. (For a description of the rating categories of Rating Agencies, see Appendix A to the Statement of Additional Information.) In making investment decisions, the Adviser will consider a number of factors including current yield, maturity, yield to maturity, anticipated changes in interest rates, and the overall quality of the investment. The Portfolio seeks to provide a current yield greater than that generally available from money market instruments.

         The Government & Corporate Bond Portfolio may purchase asset-backed securities (i.e., securities backed by mortgages, installment sale contracts, corporate receivables, credit card receivables or other assets) that are issued by entities such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") and private issuers such as commercial banks, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks, and investment banks. To the extent that the Portfolio invests in asset-backed securities issued by companies that are investment companies under the 1940 Act, such acquisitions will be subject to the percentage limitations prescribed by the 1940 Act. (See "Other Applicable Policies -- Securities of Other Investment Companies" below.)

         Presently there are several types of mortgage-backed securities, including guaranteed mortgage pass-through certificates, which provide the holder with a pro rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Government & Corporate Bond Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.


         In general, the collateral supporting non-mortgage asset- backed securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Non- mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and the repossession of automobiles and other personal property upon the default of the debtor may be difficult or impracticable in some cases.


         The Government & Corporate Bond Portfolio reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 12 months or less) at such times and in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. See "The Growth & Income Equity Portfolio" above for a description of the types of short-term obligations in which the Portfolio may invest.


THE U.S. GOVERNMENT SECURITIES PORTFOLIO


         The U.S. Government Securities Portfolio's investment objective is to seek a high rate of current income that is consistent with relative stability of principal. In pursuing its investment objective, the Portfolio invests in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities normally having remaining maturities of 1 to 30 years and repurchase agreements relating to such obligations. (For further information, see "Other Applicable Policies -- U.S. Government Obligations" below.)

         Consistent with its investment policies, the U.S. Government Securities Portfolio may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgage loans, such as certificates issued by GNMA, FNMA, and FHLMC and CMOs. (For further information regarding these instruments, see "The Government & Corporate Bond Portfolio" above.)


THE BALANCED PORTFOLIO

         The Balanced Portfolio's investment objective is to maximize total return through a combination of growth of capital and current income consistent with the preservation of capital. The Portfolio seeks to achieve its objective by using a disciplined approach of allocating assets primarily among three major asset groups, i.e. equity securities, fixed-income securities and cash equivalents. In pursuing the Portfolio's investment objective, the Adviser allocates the Portfolio's assets based upon its evaluation of the relative attractiveness of the major asset groups. In an effort to better quantify the relative attractiveness of the major asset groups over a one- to three-year period of time, the Adviser has incorporated into its asset allocation decision-making process several dynamic computer models which it has created. The purpose of these models is to show the statistical impact of the Adviser's economic outlook upon the future returns of each asset group. The models are especially sensitive to the forecasts for inflation, interest rates and long-term corporate earnings growth. Investment returns are normally heavily impacted by such variables and their expected changes over time. Therefore, the Adviser's method attempts to take advantage of changing economic conditions by increasing or decreasing the ratio of stocks to bonds in the Portfolio. For example, if the Adviser expected more rapid economic growth leading to better corporate earnings, it would increase the Portfolio's holdings of equity securities and reduce its holdings of fixed income securities and cash equivalents.

         Under normal market conditions, the Balanced Portfolio's policy is generally to invest at least 25% of the value of its total assets in fixed-income securities and no more than 75% in equity securities. The actual percentage of assets invested in equity securities, fixed-income securities and cash equivalents will vary from time to time, depending on the judgment of the Adviser as to general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments.

         The equity securities in which the Balanced Portfolio normally invests include common stock, preferred stock, rights, warrants and securities convertible into common or preferred stock. (For further information regarding these instruments, see "The Growth & Income Equity Portfolio" above.)

         The fixed-income securities in which the Balanced Portfolio invests include U.S. Government securities or other fixed-income and related debt securities rated in one of the four highest rating categories assigned by a Rating Agency at the time of purchase or in unrated investments deemed by the Adviser to be of comparable quality pursuant to guidelines approved by the Fund's Board of Directors. (For further information regarding these instruments, see "The Government & Corporate Bond Portfolio" above.)

         The Balanced Portfolio may purchase asset-backed securities. (For further information regarding these instruments, see "The

Government & Corporate Bond Portfolio" above and "Other Applicable Policies -- Securities of Other Investment Companies" below.)

         The Balanced Portfolio reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 12 months or less) at such times and in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. See "The Growth & Income Equity Portfolio" above for a description of the types of short-term obligations in which the Portfolio may invest.


THE INTERNATIONAL EQUITY PORTFOLIO


         The International Equity Portfolio's investment objective is to provide capital growth consistent with reasonable investment risk. The Portfolio seeks to achieve this objective by investing principally in foreign equity securities, most of which will be denominated in foreign currencies. During normal market conditions, the Portfolio will invest substantially all of its assets in securities of companies which derive more than 50% of their gross revenues from, or have more than 50% of their assets outside, the United States. Additionally, under normal market conditions, the Portfolio will invest in equity securities from at least three different countries (excluding the United States). However, the Portfolio may invest all its assets in a single country during temporary defensive periods.

         The International Equity Portfolio expects to invest at least half of its assets in securities of companies located either in developed countries in Western Europe or in Japan, although it may also purchase securities of companies located in other developed countries and developing countries. (For further information, see "Risk Factors -- Risks Associated with Foreign Securities and Currencies" below).


         By investing in foreign securities, the International Equity Portfolio will attempt to take advantage of differences between economic trends and the performance of securities markets in various countries, regions and geographic areas. The Portfolio will achieve diversification by investing in securities from various countries and geographic areas that offer different investment opportunities and are affected by different economic trends. The multinational character of the Portfolio's investments should reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by one of the Portfolio's investments in one foreign market may offset gains from the Portfolio's investments in another market.

         Equity securities in which the International Equity Portfolio may invest include common stock, preferred stock, rights, warrants and securities convertible into common stock. A convertible security may be purchased for the Portfolio when, in the Adviser's or Sub-Adviser's opinion, the price and yield of the convertible security is favorable compared to the price and yield of the common stock.


         During temporary defensive periods, when deemed necessary by the Adviser or Sub-Adviser, the International Equity Portfolio may invest up to 100% of its assets in U.S. Government obligations or debt obligations of companies incorporated and having their principal business activities in the United States. The Portfolio does not intend to invest in such securities for the purpose of meeting its investment objective.

         The International Equity Portfolio may also invest, without limitation, in foreign securities through the purchase of ADRs and EDRs. (For further information, see "Risk Factors -- Risks Associated with Foreign Securities and Currencies" below and the Statement of Additional Information under "Investment Objectives and Policies -- ADRs and EDRs.")

         The International Equity Portfolio reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 12 months or less) at such times and in such proportions as, in the opinion of the Adviser or Sub-Adviser, prevailing market or economic conditions warrant. See "The Growth & Income Equity Portfolio" above for a description of the types of short-term obligations in which the Portfolio may invest.

         Although investing in any mutual fund has certain inherent risks, an investment in the International Equity Portfolio may have even greater risks than investments in most other types of mutual funds. The Portfolio is not a complete investment program, and it may not be appropriate for investors who cannot financially bear the loss of at least a significant portion of their investment. The Portfolio's net asset value per Share is subject to rapid and substantial changes because greater risk is assumed in seeking the Portfolio's objective. See "Risk Factors -- Risks Associated with Foreign Securities and Currencies" below.

THE SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO

         The Short-Intermediate Municipal Portfolio's investment objective is to seek as high a level of current income, exempt from regular federal income tax, as is consistent with preservation of capital. The Portfolio seeks to achieve its objective by investing substantially all of its assets in investment-grade Municipal Obligations. As a matter of fundamental policy, under normal market conditions at least 80% of the Portfolio's total assets will be invested in Municipal Obligations, primarily bonds (at least 65% under normal market conditions).

         The Short-Intermediate Municipal Portfolio invests in Municipal Obligations that are rated at the time of purchase within the four highest rating categories assigned by a Rating Agency. The Portfolio may also invest in short-term Municipal Obligations such as municipal notes, tax-exempt commercial paper, and variable and floating rate demand obligations that are rated at the time of purchase within the two highest rating categories assigned by a Rating Agency. Municipal Obligations rated in the lowest of the four highest rating categories for bonds are considered to have speculative characteristics, even though they are of investment grade quality. Such bonds will be purchased only if the Adviser believes they have an adequate capacity to pay interest and repay principal. Unrated obligations will be purchased only if they are considered by the Adviser to be at least comparable in quality at the time of purchase to instruments within the rating categories listed above. Municipal Obligations purchased by the Portfolio whose ratings are subsequently downgraded below the four highest rating categories of a Rating Agency will be disposed of in an orderly manner, normally within 30-60 days. The applicable ratings issued by the Rating Agencies are described in the Appendix to the Statement of Additional Information.

         In addition, the Short-Intermediate Municipal Portfolio may from time to time during temporary defensive periods, invest in taxable obligations in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Such instruments may include obligations of the U.S. Government, its agencies or instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest rating categories assigned by a Rating Agency; or repurchase agreements with respect to such obligations.

         During temporary defensive periods or if, in the opinion of the Adviser, suitable tax-exempt obligations are unavailable, the Short-Intermediate Municipal Portfolio may also hold uninvested cash reserves which do not earn income pending investment. There is no percentage limitation on the amount of assets that may be held uninvested during these temporary defensive periods.

         The Short-Intermediate Municipal Portfolio's average dollar-weighted maturity will be between two and five years and will vary in light of current market and economic conditions, the comparative yields on instruments with different maturities, and other factors.

THE MISSOURI TAX-EXEMPT BOND PORTFOLIO

         The Missouri Tax-Exempt Bond Portfolio's investment objective is to seek as high a level of interest income exempt from federal income tax as is consistent with conservation of capital. In pursuing its investment objective, the Portfolio invests substantially all of its assets in investment-grade Missouri Municipal Obligations (which, to the extent possible, are also exempt from Missouri income tax).

         Dividends paid by the Missouri Tax-Exempt Bond Portfolio that are derived from interest attributable to tax-exempt obligations of the State of Missouri and its political subdivisions as well as of certain other governmental issuers including Puerto Rico, Guam and the Virgin Islands ("Missouri Municipal Obligations") are exempt from federal and Missouri income tax. Dividends derived from interest on obligations of other governmental issuers are exempt from federal income tax but may be subject to Missouri income tax.

         As a matter of fundamental policy, under normal market conditions, at least 65% of the Missouri Tax-Exempt Bond Portfolio's total assets will be invested in Missouri Municipal Obligations. The Portfolio will seek to maximize the proportion of its dividends which are exempt from both federal and Missouri income tax and presently expects to invest substantially all of its total assets in Missouri Municipal Obligations.

         The Missouri Tax-Exempt Bond Portfolio invests in Municipal Obligations that are rated at the time of purchase within the four highest rating categories assigned by a Rating Agency. The Portfolio may also invest in short-term Municipal Obligations such as municipal notes, tax-exempt commercial paper and variable or floating rate demand obligations that are rated at the time of purchase within the two highest rating categories assigned by a Rating Agency. Municipal Obligations rated in the lowest of the four highest rating categories for bonds are considered to have speculative characteristics, even though they are of investment grade quality. Such bonds will be purchased only if the Adviser believes the issuers have an adequate capacity to pay interest and repay principal. Unrated obligations will be purchased only if they are considered by the Adviser to be at least comparable in quality at the time of purchase to instruments within the rating categories listed above. The applicable Municipal Obligation ratings are described in the Appendix to the Statement of Additional Information.

         As a matter of fundamental policy, under normal market conditions or when the Adviser deems suitable tax-exempt Municipal Obligations to be available, at least 80% of the Missouri Tax-Exempt Bond Portfolio's total assets will be invested in Municipal Obligations. The Portfolio may hold

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uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Adviser, suitable Municipal Obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods.

         In addition, during temporary defensive periods or if, in the opinion of the Adviser, suitable Municipal Obligations are unavailable and subject to its quality standards described above, the Missouri Tax-Exempt Bond Portfolio may invest up to 20% of its assets in money market instruments, the income from which is subject to federal income tax. Such instruments may include obligations of the U.S. Government, its agencies or instrumentalities; debt securities (including commercial paper) of issuers having, at the time of purchase, a quality rating within the two highest rating categories by a Rating Agency; certificates of deposit or bankers' acceptances of domestic branches of U.S. banks with total assets at the time of purchase of $1 billion or more; or repurchase agreements with respect to such obligations.

         The Missouri Tax-Exempt Bond Portfolio's average weighted maturity will vary in light of market and economic conditions, the comparative yields on instruments with different maturities, and other factors.

THE KANSAS TAX-EXEMPT BOND PORTFOLIO

         The Kansas Tax-Exempt Bond Portfolio's investment objective is to seek as high a level of current income exempt from federal income tax as is consistent with conservation of capital. In pursuing its investment objective, the Portfolio invests substantially all of its assets in investment-grade Kansas Municipal Obligations (which, to the extent possible, are also exempt from Kansas income tax and the local intangibles tax).

         Dividends paid by the Kansas Bond Portfolio that are derived from interest attributable to tax-exempt obligations issued after December 31, 1987 by the State of Kansas or its political subdivisions, or on certain specific obligations issued before January 1, 1988 by such entities, as well as certain tax-exempt obligations of any authority, commission or instrumentality of the United States or its possessions ("Kansas Municipal Obligations") are exempt from federal and Kansas income tax and are not subject to the local intangibles tax imposed by various counties, cities and townships in Kansas. Dividends derived from interest on obligations of other governmental issuers are exempt from federal income tax but may be subject to Kansas income tax and the local intangibles tax. The foregoing exemption from Kansas income tax does not apply to banks or certain other individuals or entities who are in the banking business.

         As a matter of fundamental policy, under normal market conditions, at least 65% of the Kansas Tax-Exempt Bond Portfolio's total assets will be invested in Kansas Municipal Obligations. The Portfolio will seek to maximize the proportion of its dividends which are exempt from both federal and Kansas income tax and presently expects to invest substantially all of its total assets in Kansas Municipal Obligations.

         The Kansas Tax-Exempt Bond Portfolio invests in Municipal Obligations that are rated at the time of purchase within the four highest rating categories assigned by a Rating Agency. The Portfolio may also invest in short-term Municipal Obligations such as municipal notes, tax-exempt commercial paper and variable or floating rate demand obligations that are rated at the time of purchase within the two highest rating categories assigned by a Rating Agency. Municipal Obligations rated in the lowest of the four highest rating categories for bonds are considered to have speculative characteristics, even though they are of investment grade quality. Such bonds will be purchased only if the Adviser believes the issuers have an adequate capacity to pay interest and repay principal. Unrated obligations will be purchased only if they are considered by the Adviser to be at least comparable in quality at the time of purchase to instruments within the rating categories listed above. The applicable Municipal Obligation ratings are described in the Appendix to the Statement of Additional Information.

         As a matter of fundamental policy, under normal market conditions or when the Adviser deems suitable tax-exempt Municipal Obligations to be available, at least 80% of the Kansas Tax-Exempt Bond Portfolio's total assets will be invested in Municipal Obligations. The Portfolio may hold uninvested cash reserves pending investment during temporary defensive periods or if, in the opinion of the Adviser, suitable Municipal Obligations are unavailable. There is no percentage limitation on the amount of assets which may be held uninvested during temporary defensive periods.

         In addition, during temporary defensive periods or if, in the opinion of the Adviser, suitable Municipal Obligations are unavailable and subject to its quality standards described above, the Kansas Tax-Exempt Bond Portfolio may invest up to 20% of its assets in money market instruments, the income from which is subject to federal income tax. See "The Missouri Tax-Exempt Bond Portfolio" above for a description of the types of taxable money market instruments in which the Portfolio may invest.

         The Kansas Tax-Exempt Bond Portfolio's average weighted maturity will vary in light of market and economic conditions, the comparative yields on instruments with different maturities, and other factors.

         RISK FACTORS

         MARKET RISK. The Growth & Income Equity, Emerging Growth and International Equity Portfolios invest primarily, and the Balanced Portfolio invests to a significant degree, in equity securities. As with other mutual funds that invest primarily or to a significant degree in equity securities, these Portfolios are subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

         INTEREST RATE RISK. Generally, the market value of fixed-income securities, including Municipal Obligations, held by the Money Market, Treasury Money Market, Tax-Exempt Money Market, Government & Corporate Bond, U.S. Government Securities, Balanced, Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios can be expected to vary inversely to changes in prevailing interest rates. During periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and during periods of rising interest rates, the market value will tend to decrease. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also offset the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not offset cash income from such securities but will be reflected in a Portfolio's net asset value.

         RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES. Investments in securities of foreign issuers, whether made directly or indirectly, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

         There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S.-based companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S.-based companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than there is in the United States. In the event of a default by the issuer of a foreign security, it may be more difficult to obtain or enforce a judgment against such issuer than it would be against a domestic issuer. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.


         Certain of the risks associated with international investments are heightened with respect to investments in developing countries. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets. In addition, developing countries may have economies based on only a few industries and small securities markets with a low volume of trading. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the International Equity Portfolio and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

         Certain countries may also impose restrictions on the International Equity Portfolio's ability to repatriate investment income or capital. Even when there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the International Equity Portfolio.

         Governments of many developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government may own or control many companies, including the largest company or companies. As such, government actions in the future could have a significant effect on economic conditions in these countries, affecting private sector companies, the International Equity Portfolio and the value of its portfolio securities.


         Since the International Equity Portfolio will invest substantially in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the International Equity Portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign currency exchangerates are determined by forces of supply and demand on the foreign exchange markets and the regulatory control of the exchanges on which the currencies trade. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Costs are incurred in connection with conversions between various currencies.


         The expense ratio of the International Equity Portfolio can be expected to be higher than that of funds investing in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.


         Interest and dividends payable on the International Equity Portfolio's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax provisions, they may reduce the net return to the Portfolio's shareholders. (For further information, see "Taxes.)"

         In addition to the International Equity Portfolio, other Portfolios may be subject to certain of the risks described above in connection with investment in foreign securities. As stated above, the Money Market Portfolio may acquire U.S. dollar-denominated securities of foreign corporations and certain types of bank instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks where the Adviser deems the investment to present minimal credit risks. The Government & Corporate Bond Portfolio may acquire dollar-denominated debt obligations of foreign issuers and the Growth & Income Equity, Emerging Growth, Government & Corporate Bond, Balanced and International Equity Portfolios may acquire ADRs and EDRs.

         MUNICIPAL OBLIGATIONS. The ability of the Tax-Exempt Money Market, Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios (collectively, the "Tax- Exempt Portfolios") to achieve their respective investment objectives are dependent upon the ability of issuers of Municipal Obligations to meet their continuing obligations for the payment of principal and interest. There will be additional risks associated with investment in a Tax-Exempt Portfolio to the extent it invests its assets predominantly in Missouri Municipal Obligations or Kansas Municipal Obligations. With respect to the

Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios, investors should be aware that certain provisions of, and amendments to, the Missouri Constitution or Kansas Constitution limit tax increases which could result in certain adverse consequences affecting Missouri Municipal Obligations or Kansas Municipal Obligations. Some of the significant financial considerations relating to a Portfolio's investments in Missouri Municipal Obligations or Kansas Municipal Obligations are summarized in the Statement of Additional Information.

         ADDITIONAL RISKS AND OTHER CONSIDERATIONS. Although the Tax-Exempt Money Market and Short-Intermediate Municipal Portfolios may invest 25% or more of their respective net assets in (i) Municipal Obligations whose issuers are in the same state, (ii) Municipal Obligations the interest on which is paid solely from revenues of similar projects, and (iii) private activity bonds, neither Portfolio presently intends to do so unless in the opinion of the Adviser the investment is warranted.

         Although neither the Missouri Tax-Exempt Bond Portfolio nor the Kansas Tax-Exempt Bond Portfolio presently intends to do so on a regular basis, each may invest more than 25% of their respective assets in industrial development bonds issued before August 7, 1986, the interest on which is not treated as a specific tax preference item under the federal alternative minimum tax, and in Municipal Obligations, the interest on which is paid solely from revenues of similar projects, if such investments are deemed necessary or appropriate by the Adviser. To the extent that a Portfolio's assets are invested in Municipal Obligations that are payable from the revenues of similar projects or in private activity bonds, a Portfolio will be subject to the peculiar risks presented by the laws and economic conditions relating to such projects and bonds to a greater extent that it would be if its assets were not so invested. (See "Investment Objectives and Policies -- Municipal Obligations" in the Statement on Additional Information.)

         Each of the Tax-Exempt Money Market, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios is classified as non-diversified under the 1940 Act. Investment return on a non-diversified portfolio typically is dependent upon the performance of a smaller number of securities relative to the number held in a diversified portfolio. Consequently, the change in value of any one security may affect the overall value of a non-diversified portfolio more than it would a diversified portfolio. In addition, a non-diversified portfolio may be more susceptible to economic, political, and regulatory developments than a diversified investment portfolio with similar objectives. The value of a Portfolio's securities can be expected to vary inversely with changes in prevailing interest rates.

         Investors in the Missouri Tax-Exempt Bond and Kansas Tax- Exempt Bond Portfolios should consider the risk inherent in such Portfolios' respective concentrations in Missouri Municipal Obligations and Kansas Municipal Obligations, respectively, versus the safety that comes with a less geographically concentrated investment portfolio, and should compare the yields and tax-equivalent yields available on portfolios of Missouri Municipal Obligations and Kansas Municipal Obligations with the yields and tax-equivalent yields of more diversified portfolios with securities of comparable quality, including non-Missouri and non-Kansas securities, respectively, before making an investment decision.

         Opinions relating to the validity of Municipal Obligations and to the exemption of interest thereon from federal income tax (and, with respect to Missouri Municipal Obligations and Kansas Municipal Obligations, to the exemption from Missouri income tax or Kansas income tax and local intangible tax, respectively) are rendered by bond counsel to the respective issuers at the time of issuance, and opinions relating to the validity and the tax-exempt status of payments received by a Portfolio from tax-exempt derivative securities are rendered by counsel to the respective sponsors of such securities. The Tax-Exempt Portfolios and their Adviser will rely on such opinions and will not review independently the underlying proceedings relating to the issuance of Municipal Obligations, the creation of any tax-exempt derivative security, or the bases for such opinions.


OTHER APPLICABLE POLICIES


         U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Shares of a Portfolio. Certain U.S. Government securities held by the Money Market, Treasury Money Market or Tax-Exempt Money Market Portfolio may have remaining maturities exceeding thirteen months if such securities provide for adjustments in their interest rates no less frequently than every thirteen months. Examples of the types of U.S. Government obligations that may be held by the Portfolios, subject to their respective investment objectives and policies, include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, FNMA, FHLMC, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Resolution Trust Corporation, and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. There is no assurance that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.


         STRIPPED GOVERNMENT SECURITIES. To the extent consistent with their respective investment policies, each Portfolio may invest in bills, notes and bonds (including zero coupon bonds) issued by the U.S. Treasury. In addition, each Portfolio (except the Tax-Exempt Portfolios) may also invest in "stripped" U.S. Treasury obligations offered under the Separate Trading of Registered Interest and Principal Securities ("STRIPS") program or Coupon Under Bank-Entry Safekeeping ("CUBES") program or other stripped securities issued directly by agencies or instrumentalities of the U.S. Government (and, with respect to the Treasury Money Market Portfolio only, that are also guaranteed as to principal and interest by the U.S. Government). STRIPS and CUBES represent either future interest or principal payments and are direct obligations of the U.S. Government that clear through the Federal Reserve System. The Money Market, Growth & Income Equity, Emerging Growth, Government & Corporate Bond, and Balanced Portfolios may also purchase U.S. Treasury and agency securities that are stripped by brokerage firms and custodian banks and sold under proprietary names. These stripped securities are resold in custodial receipt programs with a number of different names (such as TIGRs and CATS) and are not considered U.S. Government securities for purposes of the 1940 Act.

         Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Adviser will consider the liquidity needs of a Portfolio when any investments in zero coupon obligations or other principal-only obligations are made.

         REPURCHASE AGREEMENTS. Under certain circumstances described above and subject to their respective investment policies, each Portfolio may agree to purchase U.S. Government securities from financial institutions such as banks and broker-dealers, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price ("repurchase agreements"). A Portfolio will enter into repurchase agreements only with financial institutions such as banks and broker-dealers that the

Adviser or Sub-Adviser believes to be creditworthy. During the term of any repurchase agreement, the Adviser or Sub-Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price (including accrued interest). Default by a seller could expose a Portfolio to possible loss because of adverse market action or possible delay in disposing of the underlying obligations. Because of the seller's repurchase obligations, the securities subject to repurchase agreements do not have maturity limitations. Although no Portfolio presently intends to enter into repurchase agreements providing for settlement in more than seven days, each Portfolio does have the authority to do so subject to its limitation on the purchase of illiquid securities described below. Repurchase agreements are considered to be loans under the 1940 Act. The income on repurchase agreements is taxable. (See "Taxes" below.)

         REVERSE REPURCHASE AGREEMENTS. Subject to their investment policies, each Portfolio except the Treasury Money Market Portfolio and the Tax-Exempt Portfolios) may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with their respective investment limitations below. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at an agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price which the Portfolio is obligated to pay. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

         SECURITIES LENDING. To increase return or offset expenses, each Portfolio (except the Money Market, Treasury Money Market, Tax-Exempt Money Market, Missouri Tax-Exempt Bond and Kansas Tax- Exempt Bond Portfolios) may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, or its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that has at least $1.5 billion in total assets, or any combination thereof. The collateral must be valued daily and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Portfolio. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. In accordance with current SEC policies, each Portfolio is currently limiting its securities lending to 33-1/3% of the aggregate net assets of such Portfolio. Loans are subject to termination by a Portfolio or a borrower at any time.

         SECURITIES OF OTHER INVESTMENT COMPANIES. Under certain circumstances described above and subject to their respective investment policies and limitations, each Portfolio may invest in securities issued by other investment companies which invest in securities in which the Portfolio is permitted to invest and which determine their net asset value per Share based on the amortized cost or penny-rounding method. Each Portfolio may invest in securities of other investment companies within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition on a Portfolio investing more than 10% of the value of its total assets in such securities. Investment companies in which a Portfolio may invest may impose a sales or distribution charge in connection with the purchase or redemption of their Shares as well as other types of commissions or charges (no sales charge will be paid by the Tax-Exempt Money Market, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios in connection with such investments). Such charges will be payable by a Portfolio and, therefore, will be borne indirectly by its shareholders. To the extent that a Portfolio may invest in securities of other investment companies, the Fund and the Adviser will ensure that there will be no duplication of advisory fees. If necessary to accomplish this, the Adviser will rebate its advisory fee to the Fund. (See the Statement of Additional Information under "Investment Objectives and Policies -- Securities of Other Investment Companies.") The income on securities of other investment companies may be taxable to investors at the state or local level. (See "Taxes" below.)

         WHEN-ISSUED PURCHASES, FORWARD COMMITMENTS AND DELAYED SETTLEMENTS. Each Portfolio may purchase securities on a "when- issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Portfolio to purchase or sell securities at a stated price and yield with settlement beyond the normal settlement date. Such transactions permit a Portfolio to lock-in a price or yield on a security, regardless of future changes in interest rates. Additionally, the Short-Intermediate Municipal Portfolio may purchase or sell securities on a "delayed settlement" basis. This refers to a transaction in the secondary market that will settle some time in the future. When issued purchases, forward commitments and delayed settlement transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the value of the security to be sold increases prior to the settlement date. Each Portfolio expects that these transactions will not exceed 25% of the value of its total assets (at the time of purchase) under normal market conditions. No Portfolio intends to engage in such transactions for speculative purposes but only for the purpose of acquiring portfolio securities.

         OPTIONS. Each of the Equity and Bond Portfolios (except the Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios) may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 10% of its net assets. Such options may relate to particular securities or to various stock or bond indices. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the option writer. Such transactions will be entered into only as a hedge against fluctuations in the value of securities which a Portfolio holds or intends to purchase.

         These Portfolios may also write covered call options. A covered call option is an option to acquire a security that a Portfolio owns or has the right to acquire during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation.


         The International Equity Portfolio may write covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or for the purpose of earning additional income. Such options may relate to particular securities, foreign or domestic stock or bond indices, financial instruments or foreign currencies; may or may not be listed on a domestic or foreign securities exchange; and may or may not be issued by the Options Clearing Corporation. The International Equity Portfolio will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Adviser or Sub-Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options. The International Equity Portfolio will not purchase put and call options in an amount that exceeds 10% of its net assets at the time of purchase.

  The aggregate value of the securities subject to covered call options written by a Portfolio will not exceed 25% of the value of its net assets. In order to close out an option position, a Portfolio may enter into a "closing purchase transaction" -- the purchase of a covered call option on the same security with the same exercise price and expiration date as the option which the Portfolio previously wrote. By writing a covered call option, a Portfolio forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit and it is not able to sell the underlying security until the option

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expires, is exercised, or the Portfolio effects a closing purchase transaction by purchasing an option of the same series. The use of covered call options will not be a primary investment technique of any Portfolio. (For additional information relating to option trading practices, including particular risks, see the Statement of Additional Information and Appendix B thereof.)

         FOREIGN CURRENCY PUT OPTIONS. The International Equity Portfolio may purchase foreign currency put options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Portfolio, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

         UNLISTED CURRENCY OPTIONS. The International Equity Portfolio may purchase unlisted currency options. A number of major investment firms trade unlisted options which are more flexible than exchange listed options with respect to strike price and maturity date. These unlisted options generally are available on a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. They will be deemed to be illiquid for purposes of the limitation on investments in illiquid securities.

         WRITING FOREIGN CURRENCY CALL OPTIONS. A call option written by the International Equity Portfolio gives the purchaser, upon payment of a premium, the right to purchase from the International Equity Fund a currency at the exercise price until the expiration of the option.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the International Equity Portfolio may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolio may from time to time enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolio may enter into currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward currency contracts to purchase or sell foreign currencies.

         A forward foreign currency contract is an obligation by the International Equity Portfolio to purchase or sell a specific currency at a future date at a price set at the time of the contract. In this respect, forward currency contracts are similar to foreign currency futures contracts described below; however, unlike futures contracts, which are traded on recognized commodities exchanges, forward currency contracts are traded in

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the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Also, forward currency contracts usually involve delivery of the currency involved instead of cash payment as in the case of futures contracts.

         The International Equity Portfolio may use forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. The use of such forward contracts is limited to hedging against movements in the value of foreign currencies relative to the U.S. dollar in connection with specific portfolio transactions or with respect to portfolio positions. The purpose of transaction hedging is to "lock in" the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Portfolio will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the Portfolio's assets but will be employed as necessary to correspond to particular transactions or positions. The Portfolio may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated in, quoted in, or currently convertible into that particular currency. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities decline, but forward foreign currency exchange contracts do allow the Portfolio to establish a rate of exchange for a future point in time.

         FUTURES CONTRACTS AND RELATED OPTIONS. The Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities and Balanced Portfolios may invest in futures contracts and options on futures contracts to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the SEC. The International Equity Portfolio may invest in interest rate futures contracts, options on futures contracts and other types of financial futures contracts (such as foreign currency contracts), as well as any index or foreign market futures which are available in recognized exchanges or in other established financial markets to the extent permitted by the CFTC and the SEC. Such transactions, including stock or bond index futures contracts, or options thereon, act as a hedge to protect a Portfolio from fluctuations in the value of its securities caused by anticipated changes in interest rate or market conditions without necessarily buying or selling the securities. Hedging is a specialized investment technique that entails skills different from other investment management. The Adviser (or Sub- Adviser) may also consider such transactions to be economically appropriate for the reduction of risk inherent in the ongoing management of a Portfolio. A stock or bond index futures contract is an agreement in which one party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the common stock or bonds included in the index) at the close of the last trading day of the contract and the price at which the agreement is originally made. No physical delivery of the underlying stock or bond in the index is contemplated. Similarly, it may be in the best interest of a Portfolio to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed income securities.


         The purchase and sale of futures contracts or related options will not be a primary investment technique of any Portfolio. None of the Portfolios will purchase or sell futures contracts (or related options thereon) for hedging purposes if, immediately after purchase, the aggregate initial margin deposits and premiums paid by a Portfolio on its open futures and options positions exceeds 5% of the liquidation value of the Portfolio, after taking into account any unrealized profits and unrealized losses on any such futures or related options contracts into which it has entered. (For a more detailed description of futures contracts and related options, see the Statement of Additional Information and Appendix B thereof.)

         TYPES OF MUNICIPAL OBLIGATIONS. The two principal classifications of Municipal Obligations that may be held by the Tax-Exempt Portfolios are "general obligation" securities and "revenue" securities. General obligation securities are secured by the issuer's pledge of its full faith, credit and taxing power for the payment of principal and interest. Revenues securities are payable only from the revenues derived from a particular facility or class of facilities or, in some cases, from the proceeds of a special excise tax or other specific revenue source such as the user of the facility being financed. Revenue securities include private activity bonds which are not payable from the unrestricted revenues of the issuer. Consequently, the credit quality of private activity bonds is usually directly related to the credit standing of the corporate user of the facility involved. Municipal Obligations may also include "moral obligation" bonds, which are normally issued by special purpose public authorities. If the issuer of a moral obligation bond is unable to meet its debt service obligations from current revenues, it may draw on a reserve fund, the restoration of which is a moral commitment but not a legal obligation of the state or municipality which created the issuer.

         Municipal Obligations include debt obligations issued by governmental entities to obtain funds for various public purposes, including the construction of a wide range of public

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facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities. Private activity bonds issued by or on behalf of public authorities to finance various privately operated facilities are considered Municipal Obligations. Interest on private activity bonds, although free of regular federal income tax, may be an item of tax preference for purposes of the federal alternative minimum tax.

         Each of the Tax-Exempt Portfolios may acquire zero coupon obligations, which may have greater price volatility than coupon obligations and which will not result in payment of interest until maturity. Also included within the general category of Municipal Obligations are participation certificates in leases, installment purchase contracts, or conditional sales contracts ("lease obligations") entered into by state or political subdivisions to finance the acquisition or construction of equipment, land, or facilities. Although lease obligations do not constitute general obligations of the issuer for which the lessee's unlimited taxing power is pledged, certain lease obligations are backed by the lessee's covenant to appropriate money to make the lease obligation payments. However, under certain lease obligations, the lessee has no obligation to make these payments in future years unless money is appropriated on a yearly basis. Although "non-appropriation" lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. These securities represent a relatively new type of financing and may not be as marketable as more conventional securities. To the extent these securities are illiquid, they are subject to each Portfolio's applicable limitation on illiquid securities described below. The Portfolios do not intend to invest in such lease obligations during the current year. (See "Investment Objectives and Policies" in the Statement of Additional Information for a description of other investment policies.)

         Municipal Obligations purchased by the Tax-Exempt Portfolios may be backed by letters of credit or guarantees issued by domestic or foreign banks and other financial institutions which are not subject to federal deposit insurance. Adverse developments affecting the banking industry generally or a particular bank or financial institution that has provided its credit or a guarantee with respect to a Municipal Obligation held by a Tax-Exempt Portfolio could have an adverse effect on the Portfolio's investment portfolio and the value of its Shares. Foreign letters of credit and guarantees involve certain risks in addition to those of domestic obligations, including less stringent reserve requirements and different accounting, auditing and recordkeeping requirements.

         VARIABLE AND FLOATING RATE MUNICIPAL OBLIGATIONS. Municipal Obligations purchased by the Tax-Exempt Portfolios may include rated or unrated variable and floating rate instruments, including variable rate master demand notes that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated instruments purchased by a Portfolio will be determined by the Adviser to be of comparable quality at the time of purchase to rated instruments that may be purchased. The absence of an active secondary market for a particular variable or floating rate instrument, however, could make it difficult for a Portfolio to dispose of an instrument if the issuer were to default on its payment obligation. A Portfolio could, for these or other reasons, suffer a loss with respect to such instruments.

         STAND-BY COMMITMENTS. Each of the Tax-Exempt Portfolios may acquire "stand-by commitments" with respect to Municipal Obligations held by it. Under a stand-by commitment, a dealer agrees to purchase, at the Portfolio's option, specified Municipal Obligations at a specified price. The Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. The Portfolio expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, the Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield otherwise available for the same securities). Stand-by commitments acquired by the Portfolio will be valued at zero in determining the Portfolio's net asset value.

         TAX-EXEMPT DERIVATIVES. Each of the Tax-Exempt Portfolios may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. The Adviser expects that less than 5% of each Tax-Exempt Portfolio's assets will be invested in such securities during the current year. (See the Statement of Additional Information under "Investment Objectives and Policies - Tax-Exempt Derivatives.")

         ILLIQUID SECURITIES. A Portfolio will not knowingly invest more than 15% (10% for each of the Money Market Portfolios) of the value of its net assets in illiquid securities. Repurchase agreements that do not provide for settlement within seven days, time deposits maturing in more than seven days, and securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but that may be purchased by institutional buyers pursuant to SEC Rule 144A are subject to the applicable limit (unless the Adviser or Sub-Adviser, pursuant to guidelines established by the Board of Directors, determines that a liquid market exists).

         PORTFOLIO TURNOVER AND TRANSACTIONS. Although the Equity and Bond Portfolios will not normally engage in short-term trading, each Portfolio reserves the right to do so if the Adviser (or Sub-Adviser) believes that selling a particular security is appropriate in light of the Portfolio's investment objective. Investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Portfolio involved and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains; distributions derived from such gains may be treated as ordinary income for federal income tax purposes. (See "Taxes" in this Prospectus and the Statement of Additional Information.")

         Although the Kansas Tax-Exempt Bond Portfolio cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 100%.

         All orders for transactions in securities or options on behalf of the Portfolios are placed by the Adviser (or Sub- Adviser) with broker-dealers that it selects. To the extent permitted by the 1940 Act and guidelines adopted by the Fund's Board of Directors, a Portfolio may utilize the Distributor or one or more of its affiliates as a broker in connection with the purchase or sale of securities when the Adviser believes the charge for the transaction does not exceed the usual and customary broker's commission.

INVESTMENT LIMITATIONS

         The investment limitations set forth below are fundamental policies and may be changed only by a vote of a majority of the outstanding Shares of a Portfolio. Other investment limitations that also cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

THE MONEY MARKET AND TREASURY MONEY MARKET PORTFOLIOS

         A Portfolio may not:


                  1. Make loans, except that a Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into repurchase agreements with respect to securities (together with any cash collateral) that are consistent with the Portfolio's permitted investments and that equal at all times at least 100% of the value of the repurchase price.

                  2. Borrow money or issue senior securities, except that a Portfolio may borrow from banks, and the Money Market Portfolio may enter into reverse repurchase agreements, for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Portfolio's total assets at the time of such borrowing. A Portfolio will not purchase securities while its borrowings (including reverse repurchase agreements) are outstanding.

                  3. With respect to the Treasury Money Market Portfolio, purchase securities other than obligations of the U.S. Government, its agencies and instrumentalities, some of which may be subject to repurchase agreements, except that the Portfolio may purchase securities of other investment companies that seek to maintain a constant net asset value per Share and that are permitted themselves only to invest in securities which may be acquired by the Portfolio.

                  4. With respect to the Money Market Portfolio, purchase any securities which would cause more than 25% of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by domestic bank instruments or obligations of the U.S. Government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         In accordance with current regulations of the SEC, the Money Market Portfolio intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Portfolio's total assets at the time of purchase, provided that the Portfolio may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. This intention is not, however, a fundamental policy of the Money Market Portfolio. The Portfolio would have the ability to invest more than five percent of its assets in any one issuer in accordance with its fundamental policy only in the event that Rule 2a-7 of the 1940 Act is amended in the future.

THE GROWTH & INCOME EQUITY, EMERGING GROWTH, GOVERNMENT &
CORPORATE BONDS, U.S. GOVERNMENT SECURITIES, BALANCED,
INTERNATIONAL EQUITY AND SHORT-INTERMEDIATE MUNICIPAL PORTFOLIOS

         A Portfolio may not:

                  1. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if, immediately after and as a result of such investments, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the Portfolio's total assets may be invested without regard to such limitations.

                  2. Purchase any securities which would cause 25% or more of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that, however, (a) with respect to each Portfolio except the Short-Intermediate Municipal Portfolio, (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (iii) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry); and (b) with respect to the Short-Intermediate Municipal Portfolio, there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, any state, territory or possession of the U.S. Government, the District of Columbia, or any of their authorities, agencies, instrumentalities or political subdivisions.

                  3. Borrow money or issue senior securities, except that each Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary defensive purposes in amounts not in excess of 10% of the Portfolio's total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the Portfolio's total assets at the time of such borrowing; or purchase securities while its borrowings exceed 5% of its total assets. A Portfolio's transactions in futures and related options (including the margin posted by a Portfolio in connection with such transactions), and securities held in escrow or separate accounts in connection with a Portfolio's investment practices described in this Prospectus or the Statement of Additional Information are not subject to this limitation.


                  4. Make loans, except that each Portfolio may purchase or hold debt instruments, lend portfolio securities, enter into repurchase agreements and make other investments in accordance with its investment objective and policies.

                  5. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio's transactions in options, and futures contracts and related options, and (b) a Portfolio may obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities.


THE TAX-EXEMPT MONEY MARKET, MISSOURI TAX-EXEMPT BOND AND KANSAS
TAX-EXEMPT BOND PORTFOLIOS

         A Portfolio may not:

                  1. Purchase securities of any one issuer if, immediately after and as a result of such purchase, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, except that
         (a) up to 50% of the Portfolio's total assets may be invested without regard to this 5% limitation provided that no more than 25% of the Portfolio's total assets are invested in the securities of any one issuer and (b) this 5% limitation does not apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. For purposes of this limitation, a security is considered to be issued by the governmental entity (or entities) whose assets and revenues back the security, or, with respect to an industrial development bond (in the case of the Tax-Exempt Money Market Portfolio) or a private activity bond (in the case of the Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios) that is backed only by the assets and revenues of a non-governmental user, a security is considered to be issued by such non-governmental user. In certain circumstances, the guarantor of a guaranteed security may also be considered to be an issuer in connection with such guarantee, except that a guarantee of a security shall not be deemed to be a security issued by the guarantor when the value of all securities issued and guaranteed by the guarantor, and owned by the Portfolio, does not exceed 10% of the Portfolio's total assets.

                  2. Borrow money or issue senior securities, except that each Portfolio may borrow from banks, and the Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios may enter into reverse repurchase agreements, for temporary defensive purposes in amounts not in excess of 10% of its total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of its total assets at the time of such borrowing (including any reverse repurchase agreements); or purchase securities while borrowings exceed 5% of Tax-Exempt Money Market Portfolio's net assets or 5% of the Missouri Tax-Exempt Bond or Kansas Tax-Exempt Bond Portfolios' respective total assets. Securities held in escrow or separate accounts in connection with the Portfolios' investment practices described in this Prospectus or the Statement of Additional Information are not subject to this limitation.

THE MISSOURI TAX-EXEMPT BOND AND KANSAS TAX-EXEMPT BOND
PORTFOLIOS

         A Portfolio may not:

                  1. Purchase any securities, except securities issued (as defined in Investment Limitation No. 1 above with respect to the Tax-Exempt Money Market, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios) or guaranteed by the United States, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions, which would cause more than 25% of the Portfolio's net assets at the time of purchase to be invested in the securities of issuers conducting their principal business activities in the same industry.

                  2. Make loans except that each Portfolio may purchase and hold debt instruments and enter into repurchase agreements in accordance with its investment objective and policies.

         In addition, under normal market conditions or when the Adviser deems that suitable tax-exempt obligations are available, at least 80% of the Tax-Exempt Money Market Portfolio's assets must be invested in obligations the interest on which is exempt from federal income tax and stand-by commitments with respect to such obligations.

         Notwithstanding the Investment Limitation in the preceding paragraph, the Tax-Exempt Money Market Portfolio may invest in securities of other investment companies that (a) invest in securities that are substantially similar to those the Portfolio may acquire, and (b) distribute income that is exempt from regular federal income tax.

         The following additional investment policies with respect to the Tax-Exempt Money Market, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios are not fundamental and may be changed by the Board of Directors without shareholder approval:

                  The Portfolios may not purchase securities which are not readily marketable, enter into repurchase agreements providing for settlement in more than seven days after notice, or purchase other illiquid securities if, as a result of such purchase, illiquid securities would exceed 15% (10% with respect to the Tax-Exempt Money Market Portfolio) of the Portfolios' respective total assets.

         The Tax-Exempt Money Market Portfolio has an operating policy to comply with the requirements of Rule 2a-7 of the 1940 Act. To the extent that Rule 2a-7 is more restrictive than the Portfolio's fundamental limitations, the Portfolio will operate in accordance with Rule 2a-7.

         If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting from a change in value in the Portfolio's securities will not constitute a violation of such limitation.

         In order to permit the sale of Portfolio Shares in certain states, each Portfolio may make commitments more restrictive than the investment policies and limitations described above. Should the Board of Directors determine that any such commitment is no longer in a Portfolio's best interest, the Board may revoke the commitment by terminating the sale of such Portfolio's Shares to investors residing in the state involved.


                                PRICING OF SHARES


THE MONEY MARKET PORTFOLIOS

         The Money Market Portfolios' respective net asset values per Share are determined by the Administrator as of 12:00 noon (Eastern Time) and as of the close of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern Time) on each weekday, with the exception of those holidays on which the New York Stock Exchange or the Federal Reserve Bank of St. Louis are closed (a "Business Day"). Currently one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin
Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day (observed).

         Each Portfolio's assets are valued based upon the amortized cost method. Although each Portfolio seeks to maintain its net asset value per Share at $1.00, there can be no assurance that the net asset value per Share will not vary. (See the Statement of Additional Information under "Net Asset Value" for further information.)

THE EQUITY AND BOND PORTFOLIOS

         The Equity and Bond Portfolios' respective net asset values per Share are determined by the Administrator as of the close of regular trading hours on the Exchange on each Business Day (currently 4:00 p.m. Eastern Time).


         Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded on only over-the-counter markets are valued on the basis of market values when available. Securities for which there are no transactions are valued at the average of the current bid and asked prices. Other securities, including restricted and other securities for which market quotations are not readily available, and other assets are valued at fair value by the Adviser (or Sub-Adviser) under the supervision of the Board of Directors. Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method. (For further information about valuation of investments, see "Net Asset Value" in the Statement of Additional Information.)


OTHER INFORMATION

         The public offering price for each class of Shares of a Portfolio is based upon net asset value per Share plus, in the case of Investor A Shares of each Portfolio except the Money Market Portfolios, a front-end sales charge. A class will calculate its net asset value per Share by adding the value of a Portfolio's investments, cash and other assets attributable to the class, subtracting the Portfolio's liabilities attributable to that class, and then dividing the result by the total number of Shares in the class that are outstanding. Because the operating expenses of Investor B Shares are higher than those associated with the other classes of Shares, the net asset value per Share of Investor B Shares of a Portfolio which declares its net investment income quarterly will generally be lower than the net asset value per Share of Trust, Institutional or Investor A Shares of the same Portfolio.


                        HOW TO PURCHASE AND REDEEM SHARES

PURCHASE OF SHARES


         Investor A Shares of each Portfolio are sold subject to a front-end sales charge, except for Investor A Shares of the Money Market Portfolios which are sold without any sales charge. Investor B Shares of each Portfolio except for the Treasury Money Market, Tax-Exempt Money Market and Short-Intermediate Municipal Portfolios which do not offer Investor B Shares, are sold subject to a back-end sales charge. This back-end sales charge declines over time and is known as a "contingent deferred sales charge." Before choosing between Investor A Shares or Investor B Shares of a Portfolio, investors should read "Characteristics of Investor A Shares and Investor B Shares" and "Factors to Consider When Selecting Investor A Shares or Investor b Shares" below.

         Except as provided below with respect to Investor B Shares of the Money Market Portfolio, Investor A Shares and Investor B Shares are sold through broker-dealers or other organizations acting on behalf of their customers. Generally, investors purchase Investor A Shares or Investor B Shares through a broker-dealer organization which has a sales agreement with the Distributor or through an organization which has entered into a servicing agreement with the Fund with respect to Investor A Shares and/or Investor B Shares. The organization is responsible for transmitting purchase orders directly to the Fund. Investors purchasing Shares of a Portfolio which offers both Investor A and Investor B Shares must specify at the time of investment whether they are purchasing Investor A Shares or Investor B Shares.

         Investor B Shares of the Money Market Portfolio are available for purchase only by those investors participating in the ARCH Asset Adviser Program. Otherwise, Investor B Shares of the Money Market Portfolio are available only to the holders of Investor B Shares of another Portfolio who wish to exchange their Investor B Shares of such other Portfolio for Investor B Shares of the Money Market Portfolio. For further information on the ARCH Asset Adviser Program, investors should, contact their investment representatives or the ARCH Funds' Service Center at 1-800-551-3731.

         In general, the minimum initial investment in each Portfolio is $1,000 and the minimum for each subsequent investment is $100. In the case of investments made through (a) the Automatic Investment Program, in which case the initial minimum and subsequent minimum investments are $50, (b) a sweep program available through an investor's financial institution, in which case there are no minimum investments, (c) a payroll deduction program, in which case there is no minimum initial investment and minimum subsequent investments are $25 per month, or (d) a wrap fee program, in which case there are no minimum investments. The minimum initial investment to participate in the Automatic Exchange program is $5,000. (See "How to Purchase and Redeem Shares -- Exchange Privileges -- Automatic Exchange Program" below for additional requirements.)

         Purchases may be effected on Business Days when the Adviser, Distributor, and Mercantile (the Custodian) are open for business. The Fund reserves the right to reject any purchase order, including purchases made with foreign and third party drafts or checks. All orders for new IRAs or other retirement plan accounts placed through the transfer agent must be accompanied by an account application. Account applications may be obtained from your investment representative or the Fund at 1-800-551-3731.

         Organizations placing orders directly or on behalf of their customers should contact the Fund at 1-800-551-3731. Investors may also call the Fund for information on how to purchase Shares.

         EFFECTIVE TIME OF PURCHASE. A purchase order for the Money Market Portfolios received and accepted by the Fund by 12:00 noon (Eastern time) on a Business Day, is effected at the net asset value per Share next determined after receipt of the order in good form if the Fund's Custodian has received payment in federal funds or other immediately available funds by 4:00 p.m. (Eastern time) on that day. If such funds are not available for investment by 4:00 p.m. (Eastern time), the order will be cancelled. Purchase orders received after 12:00 noon (Eastern time) will be placed the following Business Day.

         If purchase orders for the Equity and Bond Portfolios are received in good form and accepted by the Fund prior to 4:00 p.m. (Eastern time) on any Business Day, Shares will be priced according to the net asset value per Share next determined on that day after receipt of the order. Immediately available funds must be received by the Custodian prior to 4:00 p.m. within three Business Days following the receipt of such order. If funds are not received by such date, the order will be cancelled, and notice thereof will be given to the person or organization placing the order.


         In the case of an order for the purchase of Shares placed through a broker-dealer, it is the responsibility of the broker-dealer to promptly transmit the order to the Distributor. If the broker-dealer fails to do so, the investor's right to that day's closing price must be settled between the investor and the broker-dealer. Payment for orders which are not received or accepted will be returned after prompt inquiry to the transmitting organization.


         PURCHASES BY MAIL. To purchase Shares of a Portfolio by mail, complete an account application and send it to the Fund along with a check (or other negotiable bank draft or money order) in at least the minimum initial purchase amount, made payable to the appropriate Portfolio. Investors purchasing Shares of a Portfolio which offers both Investor A Shares and Investor B Shares by mail must indicate whether they wish to buy Investor A Shares or Investor B Shares. Subsequent purchases of Shares of a Portfolio may be made at any time in at least the minimum subsequent purchase amount by mailing a check payable to the Portfolio.


         All shareholders of record will receive confirmations of Share purchases, exchanges, and redemptions in the mail. If Shares are held in the name of an organization, such organization is responsible for transmitting purchase, exchange, and redemption orders to the Fund on a timely basis, recording all purchase, exchange, and redemption transactions, and providing regular account statements which confirm such transactions to beneficial owners (or arranging for such services).

AUTOMATIC INVESTMENT PROGRAM (AIP)

         Shareholders may open an account or add to their investment on a monthly basis in a minimum amount of $50, on the 20th day (or the next Business Day after the 20th) of each month. Under the AIP, funds may be automatically withdrawn from the shareholder's checking account (as long as the shareholder's bank is a member of the Automated Clearing House). Such funds are invested in Investor A or Investor B Shares, as appropriate, at the net asset value plus any applicable front-end sales charge next determined on the day an order is effected by the transfer agent, BISYS Fund Services Ohio, Inc. (the "Transfer Agent"). An investor may apply for participation in the AIP through the organization servicing his or her Fund account and by completing the supplementary AIP authorization form. The AIP may be modified or terminated by a shareholder on 30 days' written notice to his or her investment representative or to the Fund, or by the Fund at any time.


         The AIP is one means by which investors may use "Dollar Cost Averaging" in making investmeaunts. Dollar Cost Averaging can be useful in investing in portfolios such as the Equity and Bond Portfolios whose price per Share fluctuates. Instead of trying to time market performance, a fixed dollar amount is invested in Portfolio Shares at predetermined intervals. This may help investors to reduce their average cost per Share because the agreed upon fixed investment amount allows more Shares to be purchased during periods of lower Share prices and fewer Shares during periods of higher prices. In order to be effective, Dollar Cost
Averaging should usually be followed on a sustained, consistent basis. Investors should be aware, however, that Shares bought using Dollar Cost Averaging are made without regard to their price on the day of investment or to market trends. In addition, while investors may find Dollar Cost Averaging to be beneficial, it will not prevent a loss if an investor ultimately redeems his or her Shares at a price which is lower than their purchase price.

APPLICABLE SALES CHARGES - INVESTOR A SHARES OF THE EQUITY AND
BOND PORTFOLIOS

         The public offering price for Investor A Shares of the Equity and Bond Portfolios is the sum of the net asset value of the Shares being purchased plus any applicable sales charge. No sales charge is assessed on the reinvestment of distributions.

The sales charge is assessed as follows:

                The ARCH Growth & Income Equity, Emerging Growth,
            Government & Corporate Bond, U.S. Government Securities, Balanced, International Equity, Missouri Tax-Exempt Bond
                      and Kansas Tax-Exempt Bond Portfolios

                                                                  AS A %            AS A %            DEALERS'
                                                                    OF                OF             REALLOWANCE
                                                                 OFFERING          NET ASSET          AS A % OF
                                                                   PRICE             VALUE            OFFERING
AMOUNT OF TRANSACTION                                            PER SHARE         PER SHARE            PRICE
---------------------                                            ---------         ---------            -----

Less than $50,000.............................................      4.50%             4.71%              4.00%
$50,000 but less than $100,000................................      3.50              3.63               3.00
$100,000 but less than $250,000...............................      2.50              2.56               2.00
$250,000 but less than $500,000...............................      1.50              1.52               1.00
$500,000 but less than $1,000,000.............................      1.00              1.01               0.50
$1,000,000 and over...........................................       .50               .50                .40


                 The ARCH Short-Intermediate Municipal Portfolio

                                                                  AS A %            AS A %            DEALERS'
                                                                    OF                OF             REALLOWANCE
                                                                 OFFERING          NET ASSET          AS A % OF
                                                                   PRICE             VALUE            OFFERING
AMOUNT OF TRANSACTION                                            PER SHARE         PER SHARE            PRICE
---------------------                                            ---------         ---------            -----
Less than $250,000............................................      2.50%             2.56%              2.00%
$50,000 but less than $500,000................................      1.50              1.52               1.30
$100,000 but less than $1,000,000.............................      1.00              1.01                .85
$1,000,000 and over...........................................       .50               .50                .40




         The Distributor will pay the appropriate Dealers' Reallowance to broker-dealer organizations which have entered into an agreement with the Distributor. The Dealers' Reallowance may be changed from time to time. Upon notice to the Fund's shareholders, the Distributor, at its sole discretion, may reallow up to the full applicable sales charge as shown on the above schedule during periods specified in such notice. Dealers who receive 90% or more of a sales load may be deemed to be "underwriters" under the Securities Act of 1933, as amended.

         No sales charge is assessed on purchases of Investor A Shares of the Equity and Bond Portfolios by: (a) directors and officers of the Fund and the immediate family members of such individuals; (b) directors, current and retired employees and participants in employee benefit/retirement plans (future and current annuitants) of Mercantile Bancorporation Inc. or any of its affiliates or the Distributor or its affiliates and the immediate family members of such individuals; (c) brokers, dealers, and agents who have a sales agreement with the Distributor, and their employees (and the immediate family members of such individuals); (d) customers who purchase pursuant to a wrap fee program offered by any broker-dealer or other financial institution or financial planning organization; (e) individuals who purchase Investor A Shares with the proceeds of Trust Shares or Institutional Shares redeemed in connection with a rollover of benefits paid by a qualified retirement or employee benefit plan or distribution on behalf of any other qualified account administered by Mercantile or its affiliates or correspondent banks, within 60 days of receipt of such payment; (f) investors who purchase Investor A Shares through a payroll deduction program; (g) employees of any sub-adviser to the Fund; (h) holders of Southwestern Bell Visa cards issued by Mercantile Bank of Illinois, N.A. who participate in the Automatic Investment Program (credit cards may not be used for the purchase of Fund Shares); (i) investors exchanging Trust Shares of a Portfolio received from the distribution of assets held in a qualified trust, agency or custodian account with the trust department of Mercantile or any of its affiliated or correspondent banks; or (j) other investment companies distributed by the Distributor or its affiliates. Investors who believe that they may qualify under any of the exemptions listed above should contact the Fund at 1-800-551-3731 prior to making a purchase.

REDUCED SALES CHARGES - INVESTOR A SHARES OF THE EQUITY AND BOND
PORTFOLIOS

         The sales charge on purchases of Investor A Shares of the Equity and Bond Portfolios may be reduced through:


         -        rights of accumulation
         -        quantity discounts
         -        letter of intent
         -        reinvestment privilege

To qualify for a reduced sales load, an investor must so notify his or her investment representative, who in turn will notify the Distributor at the time of purchase.

         RIGHTS OF ACCUMULATION - INVESTOR A SHARES. An investor who has previously purchased Investor A Shares of a Portfolio and has paid a sales charge ("load") may be eligible for reduced sales charges when purchasing additional Investor A Shares of a Portfolio with a sales charge. An investor's aggregate investment in Shares of such load Portfolios is the total value (based on the higher of current net asset value or the public offering price originally paid) of: (a) current purchases, and (b) Shares that are already beneficially owned by the investor on which a sales charge has already been paid. If, for example, an investor beneficially owns Investor A Shares of a load Portfolio with an aggregate current value of $240,000 and subsequently purchases additional Investor A Shares of a load Portfolio having a current value of $10,000, the sales charge applicable to the subsequent purchase would be reduced to 1.50% of the offering price.

         QUANTITY DISCOUNTS - INVESTOR A SHARES. As shown in the table under "Applicable Sales Charges - Investor A Shares of the Equity and Bond Portfolios," larger purchases reduce the sales charge paid. The Fund will combine purchases made in a load Portfolio on the same day by the investor and immediate family members when calculating the applicable sales charge.


         LETTER OF INTENT - INVESTOR A SHARES. By checking the Letter of Intent box on the account application, a shareholder becomes eligible for reduced sales charges applicable to the total amount invested in Investor A Shares in a load Portfolio over a 13-month period (beginning up to 90 days prior to the date indicated on the account application). The Transfer Agent will hold in escrow 5% of the amount indicated for payment of a higher sales load if a shareholder does not purchase the full amount indicated on the account application. Upon completion of the total minimum investment specified on the account application, the escrow will be released, and an adjustment will be made to reflect any reduced sales charge applicable to Shares purchased during the 90-day period prior to submission of the account application. Additionally, if total purchases within the 13- month period exceed the amount specified, an adjustment will be made to reflect further reduced sales charges applicable to such purchases. All such adjustments will be made at the conclusion of the 13-month period and in the form of additional Shares credited to the shareholder's account at the then current public offering price applicable to a single purchase of the total amount of the total purchases. If total purchases are less than the amount specified, escrowed Shares may be involuntarily redeemed to pay the additional sales charge. Checking a Letter of Intent box does not bind an investor to purchase, or the Fund to sell, the full amount indicated at the sales load in effect at the time of signing, but an investor must complete the intended purchase to obtain the reduced sales load.

         REINVESTMENT PRIVILEGE - INVESTOR A SHARES. Upon redemption of Investor A Shares on which a sales charge was paid, a shareholder has a one-time right, to be exercised within 60 days, to reinvest the redemption proceeds at the next determined net asset value without paying any additional sales charge. The shareholder must notify his or her investment representative or the Distributor in writing of the reinvestment and provide a receipt or other evidence of the redemption in order to eliminate a sales charge.

         MISCELLANEOUS - INVESTOR A SHARES. Reduced sales charges may be modified or terminated at any time and are subject to confirmation of an investor's holdings. For more information about reduced sales charges, an investor should contact his or her investment representative or the Distributor.


APPLICABLE SALES CHARGES - INVESTOR B SHARES OF THE CDSC
PORTFOLIOS

         Investor B Shares of the CDSC Portfolios are sold at their net asset value next determined after a purchase order is received in good form by the Fund's Distributor. Although investors pay no front-end sales charge on purchases of Investor B Shares, such Shares are subject to a deferred sales charge at the rates set forth in the chart below if they are redeemed within six years of purchase. Service Organizations will receive commissions from the Distributor in connection with sales of Investor B Shares. These commissions may be different than the reallowances or placement fees, if any, paid to dealers in connection with sales of Investor A Shares. The deferred sales charge on Investor B Shares is based on the lesser of the net asset value of the Shares on the redemption date or the original cost of the Shares being redeemed. As a result, no sales charge is charged on any increase in the principal value of an investor's Shares. In addition, a contingent deferred sales charge will not be assessed on Investor B Shares purchased through reinvestment of dividends or capital gains distributions.

         The amount of any contingent deferred sales charge an investor must pay on Investor B Shares depends on the number of years that elapse between the purchase date and the date such Investor B Shares are redeemed. Solely for purposes of determining the number of years from the time of payment for an investor's Share purchase, all payments during a month will be aggregated and deemed to have been made on the first day of the month.

                                                      CONTINGENT DEFERRED
                                                      SALES CHARGE (AS A
  NUMBER OF YEARS                                     PERCENTAGE OF DOLLAR AMOUNT
ELAPSED SINCE PURCHASE                                SUBJECT TO THE CHARGE)
----------------------                                ----------------------

One or less...........................                       5.0%

More than one, but less
  than two............................                       4.0%

Two, but less than three..............                       3.0%

Three, but less than four.............                       3.0%

Four, but less than five..............                       2.0%

Five, and up to and
  including six.......................                       1.0%

After six years.......................                       None


         When an investor redeems his or her Investor B Shares, the redemption order is processed to minimize the amount of the contingent deferred sales charge that will be charged. Investor B Shares are redeemed first from those Investor B Shares that are not subject to the deferred sales load (i.e., Investor B Shares that were acquired through reinvestment of dividends or capital gain distributions) and after that from the Investor B Shares that have been held the longest.


         For example, assume an investor purchased 100 Investor B Shares at $10 a Share (for a total cost of $1,000), three years later the Shares have a net asset value of $12 per Share and during that time the investor acquired 10 additional Shares through dividend reinvestment. If the investor then makes one redemption of 50 Shares (resulting in proceeds of $600, 50 Shares x $12 per share), the first 10 Shares redeemed will not be subject to the contingent deferred sales charge because they were acquired through reinvestment of dividends. With respect to the remaining 40 Shares redeemed, the contingent deferred sales charge is charged at $10 per Share (because the original purchase price of $10 per Share is lower than the current net asset value of $12 per share). Therefore, only $400 of the $600 such investor received from selling his or her Shares will be subject to the contingent deferred sales charge, at a rate of 3.0% (the applicable rate in the third year after purchase). The proceeds from the contingent deferred sales charge that the investor may pay upon redemption go to the Distributor, which may use such amounts to defray the expenses associated with the distributionrelated services involved in selling Investor B Shares. The contingent deferred sales charge, along with ongoing distribution fees paid with respect to Investor B Shares, enables those Shares to be purchased without the imposition of a front-end sales charge.

         EXEMPTIONS FROM THE CONTINGENT DEFERRED SALES CHARGE. The following types of redemptions qualify for an exemption from the contingent deferred sales charge: (i) exchanges described under "Exchange Privileges" below; (ii) redemptions in connection with required (or, in some cases, discretionary) distributions to participants or beneficiaries of an employee pension, profit-sharing or other trust or qualified retirement or Keogh plan, individual retirement account or custodial account maintained pursuant to Section 403(b)(7) of the Internal Revenue Code due to death, disability or the attainment of a specified age; (iii) redemptions effected pursuant to a Portfolio's right to liquidate a shareholder's account if the aggregate net asset value of Shares held in the account is less than the minimum account size; (iv) redemptions in connection with the death or disability of a shareholder; or (v) redemptions resulting from a tax-free return of an excess contribution pursuant to Section 408(d)(4) or (5) of the Internal Revenue Code.

CHARACTERISTICS OF INVESTOR A SHARES AND INVESTOR B SHARES

         The primary difference between Investor A Shares and Investor B Shares lies in their sales charge structures and distribution arrangements. An investor should understand that the purpose and function of the sales charge structures and distribution arrangements for both Investor A Shares and Investor B Shares are the same.


         Investor A Shares are sold at their net asset value plus, in the case of the Equity and Bond Portfolios, a front-end sales charge of up to 4.50% (2.50% with respect to the ShortIntermediate Municipal Portfolio). (See "Pricing of Shares.") This front-end sales charge may be reduced or waived in some cases. (See "Applicable Sales Charges - Investor A Shares of the Equity and Bond Portfolios.") Investor A Shares are subject to ongoing distribution and service fees at an annual rate of up to 0.30% (0.25% with respect to the Money Market Portfolios) of a Portfolio's average daily net assets attributable to its Investor A Shares.

         Investor B Shares are sold at net asset value without an initial sales charge. Normally, however, a deferred sales charge is paid if the Shares are redeemed within six years of investment. (See "Applicable Sales Charges - Investor B Shares of the CDSC Portfolios.") Investor B Shares are subject to ongoing distribution and service fees at an annual rate of up to 1.00% of a Portfolio's average daily net assets attributable to its Investor B Shares. These ongoing fees, which are higher than those charged on Investor A Shares, will cause Investor B Shares to have a higher expense ratio and pay lower dividends than Investor A Shares.

         Eight years after purchase, Investor B Shares will convert automatically to Investor A Shares. The purpose of the conversion is to relieve a holder of Investor B Shares of the higher ongoing expenses charged to those Shares, after enough time has passed to allow the Distributor to recover approximately the amount it would have received if a front-end sales charge had been charged. The conversion from Investor B Shares to Investor A Shares takes place at net asset value, as a result of which an investor receives dollar-for-dollar the same value of Investor A Shares as he or she had of Investor B Shares. The conversion occurs eight years after the beginning of the calendar month in which the Shares are purchased. As a result of the conversion, the converted Shares are relieved of the distribution and service fees and borne by Investor B Shares, although they are subject to the distribution and service fees borne by Investor A Shares.

         Investor B Shares acquired through a reinvestment of dividends or distributions are also converted at the earlier of two dates - eight years after the beginning of the calendar month in which the reinvestment occurred or the date of conversion of the most recently purchased Investor B Shares that were not acquired through reinvestment of dividends or distributions. For example, if an investor makes a one-time purchase of Investor B Shares of a particular Portfolio, and subsequently acquires additional Investor B Shares of that Portfolio only through reinvestment of dividends and/or distributions, all of such investor's Investor B Shares in that Portfolio, including those acquired through reinvestment, will convert to Investor A Shares of that Portfolio on the same date.


FACTORS TO CONSIDER WHEN SELECTING INVESTOR A SHARES OR INVESTOR
B SHARES


         Before purchasing Shares of a Portfolio which offers both Investor A Shares and Investor B Shares, investors should consider whether, during the anticipated life of their investment in the Portfolio, the accumulated distribution fees and potential contingent deferred sales charges on Investor B Shares prior to conversion would be less than the initial sales charge and accumulated distribution fees on Investor A Shares purchased at the same time (note that Investor A Shares of the Money Market Portfolio are sold without a sales charge), and to what extent such differential would be offset by the higher yield of Investor A Shares. In this regard, to the extent that there is no sales charge for Investor A Shares, in the case of the Money Market Portfolio, or the sales charge for Investor A Shares is waived or reduced by one of the methods described above, in the case of the Equity and Bond Portfolios, investments in Investor A Shares become more desirable. The Fund will refuse all purchase orders for Investor B Shares of over $100,000.

         Although Investor A Shares are subject to a distribution and service fee, they are not subject to the higher distribution and service fee applicable to Investor B Shares. For this reason, Investor A Shares can be expected to pay correspondingly higher dividends per Share. However, because initial sales charges are deducted at the time of purchase, purchasers of Investor A Shares of the Equity and Bond Portfolios that do not qualify for waivers of or reductions in the initial sales charge would have less of their purchase price initially invested in a Portfolio than purchasers of Investor B Shares of the same Portfolio.

         As described above, purchasers of Investor B Shares of the Equity and Bond Portfolios will have more of their initial purchase price invested. Any positive investment return on this additional invested amount would partially or wholly offset the expected higher annual expenses borne by Investor B Shares of those Portfolios. Because the Portfolios' future returns cannot be predicted, there can be no assurance that this will be the case. Holders of Investor B Shares would, however, own Shares that are subject to higher annual expenses and, for a six-year period, such Shares would be subject to a contingent deferred sales charge of up to 5.00% upon redemption, depending upon the year of redemption. Investors expecting to redeem during this six-year period should compare the cost of the contingent deferred sales charge plus the aggregate annual Investor B Shares' distribution and service fees to the cost of the initial sales charge and distribution and service fees on the Investor A Shares (note that Investor A Shares of the Money Market Portfolio are sold without a sales charge). Over time, the expense of the annual distribution and service fees on the Investor B Shares may equal or exceed the initial sales charge, if any, and annual distribution and service fees applicable to Investor A Shares. For example, if net asset value remains constant, the aggregate distribution and service fees with respect to Investor B Shares of the Equity and Bond Portfolios would equal or exceed the initial sales charge and aggregate distribution fees of Investor

A Shares of those Portfolios approximately eight years after the purchase. In order to reduce such fees of investors that hold Investor B Shares for more than eight years, Investor B Shares will be automatically converted to Investor A Shares as described above at the end of such eight-year period.


EXCHANGE PRIVILEGES


         The exchange privilege enables shareholders to exchange (i) Investor A Shares of a Portfolio for Investor A Shares of another Portfolio offered by the Fund or, under certain circumstances described below, for Trust Shares or Institutional Shares of the same Portfolio, and (ii) Investor B Shares of a Portfolio for Investor B Shares of another Portfolio offered by the Fund.
The exchange privilege may be exercised only in those states where the class of shares of such other Portfolios may be legally sold.

         EXCHANGES - INVESTOR A SHARES. Shareholders who have purchased Investor A Shares of a Portfolio and who have paid any applicable sales charge ("load") (including Shares acquired through reinvestment of dividends or distributions on such Shares) may exchange those Shares for Investor A Shares of another load Portfolio without paying an additional sales load. Shareholders who have purchased Investor A Shares of a Portfolio (other than through a previous exchange from another load Portfolio on which any applicable sales load has been paid) with a lower sales load may be charged an additional sales load on exchanges of Shares of such Portfolio for Shares of a Portfolio with a higher sales load. Shareholders may also exchange Investor A Shares of a no-load Portfolio for Investor A Shares of another no-load Portfolio without paying a sales load. When Investor A Shares of a no-load Portfolio are exchanged for Investor A Shares of a load Portfolio, the applicable sales load (if any) will be assessed. However, shareholders exchanging Investor A Shares of a no-load Portfolio that were acquired through a previous exchange involving Shares on which a load was paid will not be required to pay an additional sales load upon the reinvestment of the equivalent investment into a load Portfolio within a twelve month period. Under such circumstances, the shareholder must notify the Distributor that a sales load was originally paid and provide the Distributor with sufficient information to permit confirmation of the shareholder's right not to pay a sales load.

         In addition, shareholders who have a qualified trust, agency or custodian account with the trust department of Mercantile or any of its affiliated or correspondent banks, and whose Shares are to be held in that account, may also exchange Investor A Shares of a Portfolio for Trust Shares or Institutional Shares in the same Portfolio.

         EXCHANGES - INVESTOR B SHARES. Shareholders who have purchased Investor B Shares of a Portfolio (including Shares acquired through reinvestment of dividends or distributions on such Shares) may exchange those Shares for Investor B Shares of another Portfolio without the payment of any contingent deferred sales charge at the time the exchange is made. In determining the holding period for calculating the contingent deferred sales charge payable on redemptions of Investor B Shares, the holding period of the Investor B Shares originally held will be added to the holding period of the Investor B Shares acquired through the exchange. No exchange fee is imposed by the Fund.


         The Shares exchanged must have a current value at least equal to the minimum initial or subsequent investment required by the particular Portfolio into which the exchange is being made. The Fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders. An investor may telephone an exchange request by calling his or her investment representative, which is responsible for transmitting such exchange request to the Fund. (See "Other Exchange or Redemption Information" below.) Investors who want to telephone an exchange request directly to the Fund, and, have elected this privilege on the account application may follow the procedures described below under "Redemption by Telephone." An investor should consult his or her investment representative or the Fund for further information regarding procedures for exchanging Shares.

         AUTOMATIC EXCHANGE PROGRAM. The Automatic Exchange Program enables shareholders to make regular, automatic withdrawals from an Investor A Share or Investor B Share account in a Portfolio and use those proceeds to benefit from Dollar Cost Averaging by automatically making purchases of the same class of Shares in another Portfolio. With shareholder authorization, the Fund's Transfer Agent will withdraw the amount specified (subject to the applicable minimums) from the shareholder's account and will automatically invest that amount in Shares of the Portfolio designated by the shareholder on the date of such deduction.

         In order to participate in the Automatic Exchange Program, shareholders must make a minimum initial purchase of $5,000 and maintain a minimum account balance of $1,000. Additionally, shareholders must complete the supplementary authorization form which may be obtained from the service organization servicing their Fund accounts. To change instructions with respect to the Automatic Exchange Program or to discontinue this feature, shareholders must send a written request to their investment representative or to the Fund. The Automatic Exchange Program may be amended or terminated without notice at any time by the Distributor.


REDEMPTION OF SHARES

         Redemption orders should be placed with or through the same broker-dealer organization that placed the original purchase order. Redemption orders are effected at a Portfolio's net asset value per Share next determined after receipt of the order by the Fund. Proceeds from the redemptions of Investor B Shares will be reduced by the amount of any applicable contingent deferred sales charge. The organization through which the investor placed the order is responsible for transmitting redemption orders to the Fund on a timely basis. No charge for sending redemption payments electronically is currently imposed by the Fund, although a charge may be imposed in the future. The Fund reserves the right to send redemption proceeds electronically within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Portfolio.


REDEMPTION BY MAIL

         A written redemption request must be accompanied by any Share certificates which are properly endorsed for transfer. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record and (2) the redemption check is mailed to the shareholder(s) at the address of record or the proceeds are either mailed or sent electronically to a commercial bank account previously designated on the account application. An investor with questions or needing assistance should contact his or her investment representative or the Fund. Additional documentation may be required if the redemption is requested by a corporation, partnership, trust, fiduciary, executor, or administrator.

REDEMPTION BY TELEPHONE

         Shares may be redeemed by telephone if the shareholder selected that option on the account application. The shareholder may have the proceeds mailed to his or her address or mailed or sent electronically to a bank account previously designated on the account application. It is not necessary for shareholders to confirm telephone redemption requests in writing. If a shareholder did not originally select the telephone redemption privilege, the shareholder must provide written instructions to the Transfer Agent to add this feature. Neither the Fund nor its service contractors will be liable for any loss, damage, expense or cost arising out of any telephone redemption effected in accordance with the Fund's telephone redemption procedures, acting upon instructions reasonably believed to be genuine. The Fund will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed the Fund or its service contractors may be liable for any losses due to unauthorized or fraudulent instructions. If Share certificates are outstanding with respect to an account, the telephone redemption and exchange privilege is not available. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures described in "Other Exchange or Redemption Information" below.

         Proceeds from redemptions of Investor A Shares and/or Investor B Shares of the MONEY MARKET PORTFOLIOS with respect to redemption orders received by the Distributor before 12:00 noon (Eastern time) on a Business Day normally will be sent electronically the same day (or mailed by check the next Business Day) to the organization that placed the redemption order in good form. Proceeds for redemption orders that are received after 12:00 noon (Eastern time) or on a non-business Day normally will be sent electronically on the next Business Day (or mailed by check on the second Business Day thereafter).

         Proceeds from redemptions of Investor A Shares and/or Investor B Shares of the EQUITY AND BOND PORTFOLIOS with respect to redemption orders received by the Fund before 4:00 p.m. (Eastern time) on a Business Day normally are sent electronically or mailed by check to the organization that placed the redemption order within three Business Days after the Distributor's receipt of the order in good form.

CHECKWRITING -- MONEY MARKET PORTFOLIOS

         Checkwriting is available from certain institutions with respect to each of the Money Market Portfolios. No charge for use of the checkwriting privilege is currently imposed by the Fund, although a charge may be imposed in the future. With this service, a shareholder may write up to six checks per month in an amount per check of $250 or more. To obtain checks, a shareholder must complete the signature card that accompanies the account application. To establish this checkwriting service after opening an account in a Money Market Portfolio, the shareholder must contact his or her investment representative by telephone or mail to obtain an account application. A signature guarantee may be required. A SHAREHOLDER WILL RECEIVE THE DAILY DIVIDENDS DECLARED ON THE SHARES TO BE REDEEMED UP TO THE DAY THAT A CHECK IS PRESENTED TO THE CUSTODIAN FOR PAYMENT. Upon 30 days' written notice to shareholders, the checkwriting privilege may be modified or terminated. An investor cannot close an account in a Money Market Portfolio by writing a check.


AUTOMATIC WITHDRAWAL PLAN (AWP)

         An Automatic Withdrawal Plan may be established by a new or existing shareholder of any Portfolio if the value of his or her account (valued at the net asset value at the time of the establishment of the AWP) equals $10,000 or more. Shareholders who elect to establish an AWP may receive a monthly, quarterly, semi-annual, or annual check in a stated amount of not less than $50 on or about the 25th day of the applicable month of withdrawal. Periodic payments will be reduced by any applicable contingent deferred sales charge. Portfolio Shares will be redeemed as necessary to meet withdrawal payments. Withdrawals may reduce principal and eventually deplete the shareholder's account. The maintenance of an AWP may be disadvantageous for holders of Investor B Shares due to the effect of the contingent deferred sales charge. A shareholder who desires to establish an AWP after opening an account should complete the AWP form in the back of the Prospectus or contact his or her investment representative or the Distributor for an AWP application. A signature guarantee will be required. An AWP may be terminated by a shareholder on 30 days' written notice to his or her investment representative or to the Fund or by the Fund at any time.


PURCHASE OF INVESTOR A SHARES AT NET ASSET VALUE

         From time to time the Distributor may offer special concessions to enable investors to purchase Investor A Shares of the Equity and Bond Portfolios offered by the Fund at net asset value without payment of a front-end sales charge. To qualify for a net asset value purchase, the investor must pay for such purchase with the proceeds from the redemption of shares of a non-affiliated mutual fund on which a front-end sales charge was paid. A qualifying purchase of Investor A Shares must occur within 30 days of the prior redemption and must be evidenced by a confirmation of the redemption transaction. At the time of purchase, the investment representative must notify the Distributor that the purchase qualifies for a purchase at net asset value. Proceeds from the redemption of Shares on which no front-end sales charge was paid do not qualify for a purchase at net asset value.

OTHER EXCHANGE OR REDEMPTION INFORMATION


         WHEN REDEEMING SHARES IN A PORTFOLIO THAT OFFERS BOTH INVESTOR A SHARES AND INVESTOR B SHARES, SHAREHOLDERS SHOULD INDICATE WHETHER THEY ARE REDEEMING INVESTOR A SHARES OR INVESTOR B SHARES. In the event a redeeming shareholder owns both Investor A Shares and Investor B Shares in a Portfolio, the Investor A Shares will be redeemed first unless the shareholder indicates otherwise.

         During periods of substantial economic or market change or activity, telephone redemptions or exchanges may be difficult to complete. In such event, Shares may be redeemed or exchanged by mailing the request directly to the organization through which the original Shares were purchased or directly to the Fund at P.O. Box 78069, St. Louis, Missouri 63178.


         At various times, the Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Fund may delay the forwarding of proceeds until payment has been collected for the purchase of such Shares which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified or bank check or by electronic transfer. The Fund intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Fund may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

         A shareholder may be required to redeem Shares in a Portfolio upon 60 days' written notice if the balance in the shareholder's account drops below $500. The Fund will not require a shareholder to redeem Portfolio Shares if the value of the shareholder's account drops below $500 due to fluctuations in net asset value. Share balances may also be redeemed pursuant to arrangements between broker-dealer organizations and their investors.

                            YIELDS AND TOTAL RETURNS


         Yield and total return quotations are computed separately for Trust Shares, Institutional Shares, Investor A Shares and/or Investor B Shares of a Portfolio. TOTAL RETURN AND YIELD FIGURES WILL FLUCTUATE, ARE BASED ON HISTORICAL EARNINGS, AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The methods used to compute each Portfolio's yields and total returns are described below and in the Statement of Additional Information.

THE MONEY MARKET PORTFOLIOS

         From time to time, performance information such as total return, "yield," and "effective yield" for the Money Market Portfolios' Investor A Shares and/or Investor B Shares may be quoted in advertisements or in communications to shareholders. The "yield" quoted in advertisements refers to the income generated by an investment in a particular class of Shares of a Portfolio over a specified period (such as a seven-day period) identified in connection with the particular yield quotation. This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 52-week or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in a particular class of Shares of a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.

         In addition, the Treasury Money Market Portfolio's "state tax-equivalent yield" may also be quoted. The "state tax- equivalent yield" shows the level of taxable yield needed to produce an after-tax yield that is equivalent to a particular state's tax-exempt yield achieved by the Portfolio. The "state tax-equivalent yield" refers to the portion of income that is derived from interest income on direct obligations of the U.S. Government, its agencies or instrumentalities that qualifies for exemption from state income tax. The yield calculation assumes that 100% of the interest income is exempt from state income tax. The "state tax-equivalent yield" is computed by dividing the tax-exempt portion of the Portfolio's yield by a denominator consisting of one minus a stated income tax rate.

         The Tax-Exempt Money Market Portfolio may also quote its "tax-equivalent yield" and "tax-equivalent effective yield", which demonstrate the level of taxable yield need to produce an after-tax yield that is equivalent to the Portfolio's yield and effective yield. Each are calculated by increasing the Portfolio's yield and effective yield by the amount necessary to reflect the payment of federal (and/or state) tax at a stated tax rate. The "tax equivalent yield" and "tax-equivalent effective yield" will always be higher than the Portfolio's yield and effective yield, respectively. The Tax-Exempt Money Market Portfolio may also compute its "tax-equivalent yield" and "tax- equivalent effective yield" with respect to certain states, which shows the level of taxable yield and effective yield, respectively, needed to produce an after-tax equivalent to the federal and state tax-exempt yield of the Portfolio's particular class of Shares, assuming payment of federal income tax and state personal income tax each at a stated rate and based upon a specified percentage of the Portfolio's income which is exempt from state income tax as well as federal income tax.

THE EQUITY AND BOND PORTFOLIOS

         From time to time, performance information such as total return and yield data for the Equity and Bond Portfolios' Investor A Shares and/or Investor B Shares may be quoted in advertisements, sales literature or in communications to shareholders. The yield is computed based on the net income of a particular class of Shares in the particular Portfolio during a 30-day (or one-month) period identified in connection with the particular yield quotation. More specifically, the yield is computed by dividing the Portfolio's net income per Share during a 30-day (or one-month) period by the maximum Public Offering Price per Share on the last day of the period and annualizing the result. The Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios' "tax equivalent" yields, which show the level of taxable yield needed to produce an after-tax equivalent to each Portfolio's tax-free yield, may also be quoted from time to time. This is done by increasing a Portfolio's yield (calculated as above) by the amount necessary to reflect the payment of federal income tax at a stated tax rate. The Missouri Tax-Exempt Bond Portfolio may also compute its "Missouri tax-equivalent" yield and the Kansas Tax-Exempt Bond Portfolio may also compute its "Kansas tax-equivalent" yield, which shows the amount of taxable yield needed to produce an after-tax equivalent to the federal and Missouri or Kansas tax-exempt yield of the Portfolio's Shares, assuming payment of federal income tax and Missouri or Kansas income tax each at a stated rate.

         The Portfolios' total returns may be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total returns with respect to a particular class of Shares reflect the average annual percentage change in value of an investment in such Shares of a Portfolio over the particular measuring period. Aggregate total returns reflect the cumulative percentage change in value over the measuring period. Both methods of calculating total returns assume that dividends and capital gain distributions made by a Portfolio during the period are reinvested in the same class of Shares of the Portfolio and that the maximum sales load in effect during the period has been charged by the Portfolio. The Portfolios' total return figures may also be calculated without the deduction of the maximum sales charge in effect during the period. The effect of not deducting the sales charge will be to increase the total return reflected. When considering average annual total return figures for periods longer than one year, it is important to note that a Portfolio's annual total return for any one year in the period might have been more or less than the average for the entire period.


INFORMATION APPLICABLE TO ALL PORTFOLIOS

         Performance data of the Portfolios' Investor A Shares and/or Investor B Shares may be compared to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lehman Brothers, Inc. or any of its affiliates, Ibbotson Associates, Inc., Lipper Analytical Services, Inc., Mutual Fund Forecaster and IBC/Donoghue's MONEY FUND REPORT(R) published by IBC/Donoghue. References may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Institutional Investor, Pensions and Investments, U.S.A. Today, Fortune, CDA/Wiesenberger, Morningstar, Inc. and publications of a local or regional nature. In addition to performance information, general information about the Portfolios that appears in a publication such as those mentioned above may be included in advertisements and in reports to Shareholders.

         Performance quotations of a class of Shares in a Portfolio represent that Portfolio's past performance and should not be considered as representative of future results. Any account fees charged by an investment representative will not be included in the calculations of the Portfolios' yields and total returns. Such fees, if any, will reduce the investor's net return on an investment in a Portfolio. Investors may call 1-800-452-ARCH to obtain current yield and total return information.


                           DIVIDENDS AND DISTRIBUTIONS


THE MONEY MARKET, TREASURY MONEY MARKET, TAX-EXEMPT MONEY MARKET,
GOVERNMENT & CORPORATE BOND, U.S. GOVERNMENT SECURITIES, SHORT-
INTERMEDIATE MUNICIPAL, MISSOURI TAX-EXEMPT BOND AND KANSAS TAX-
EXEMPT BOND PORTFOLIOS


         Dividends from investment income of the Money Market, Treasury Money Market, Tax-Exempt Money Market, Government & Corporate Bond, U.S. Government Securities, Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios are declared daily and paid monthly not later than five Business Days after the end of each month. Investor A Shares and/or Investor B Shares of the Money Market, Treasury Money Market and Tax-Exempt Money Market Portfolios earn dividends from the day the purchase order is received by the Fund through the day before the redemption order for such Shares is received. Investor A Shares and/or Investor B Shares of the

Government & Corporate Bond, U.S. Government Securities, Short- Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax- Exempt Bond Portfolios earn dividends from the day after the purchase order is received by the Transfer Agent through the day the redemption order for such Shares is received. Shares of a Portfolio purchased by check begin earning dividends when payment for Shares purchased are converted into federal funds and are available for investment. For purchases by check, this normally will be the second Business Day following receipt of the check.

         Dividends on each Share of such Portfolios are determined in the same manner and are paid in the same amounts, irrespective of class, except that a Portfolio's Trust Shares and Institutional Shares (other than the Tax-Exempt Portfolios which do not offer Institutional Shares) bear all expenses of the respective Administrative Services Plans adopted for such Shares and a Portfolio's Investor A Shares and Investor B Shares (other than the Treasury Money Market, Tax-Exempt Money Market and Short- Intermediate Municipal Portfolios which do not offer Investor B Shares) bear all expenses of the respective Distribution and Services Plans adopted for such Shares. In addition, a Portfolio's Institutional Shares bear the expense of certain sub- transfer agency fees. (See "Management of the Fund" and "Other Information Concerning the Fund and Its Shares" below.)


THE GROWTH & INCOME EQUITY, EMERGING GROWTH, BALANCED AND
INTERNATIONAL EQUITY PORTFOLIOS


         Net investment income for the Growth & Income Equity, Emerging Growth, Balanced and International Equity Portfolios is declared and paid quarterly as a dividend to shareholders of record. Dividends on each Share of each of these Portfolios are determined in the same manner and are paid in the same amount, irrespective of class, except that a Portfolio's Trust Shares and Institutional Shares bear all expenses of the respective Administrative Services Plans adopted for such Shares and a Portfolio's Investor A Shares and Investor B Shares bear all expenses of the respective Distribution and Services Plans adopted for such Shares. In addition, a Portfolio's Institutional Shares bear the expense of certain sub-transfer agency fees. (See "Management of the Fund" and "Other Information Concerning the Fund and Its Shares".)


OTHER DIVIDEND AND DISTRIBUTION INFORMATION


         The Money Market Portfolios do not expect to realize capital gains. Net realized capital gains of a Portfolio, if any, are distributed at least annually. All dividends and distributions paid on a Portfolio's Shares are automatically reinvested (without a sales load) in additional Shares of the same class unless the investor has (i) otherwise indicated in the account application, or (ii) redeemed all the Shares held in a Portfolio, in which case a distribution will be paid in cash. Reinvested dividends and distributions will be taxed in the same manner as those paid in cash.

                                      TAXES

FEDERAL TAXES

         Each Portfolio of the Fund intends to qualify as a "regulated investment company" for the current taxable year. It is intended that each Portfolio will continue to so qualify as long as such qualification is in the best interests of shareholders. A regulated investment company is generally exempt from federal income tax on amounts distributed to shareholders.


         Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for a taxable year requires, among other things, that each Portfolio distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net exempt-interest income (if any). In general, a Portfolio's investment company taxable income will be its taxable income, including dividends, interest and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of any net long-term capital gain over net short-term capital loss, if any, for such taxable year. The Money Market, Treasury Money Market, Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced and International Equity Portfolios intend to distribute as dividends substantially all of their respective investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to a Portfolio's shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional Shares. (Federal income taxes for distributions to an IRA are deferred under the Code.) In the case of the Growth & Income Equity, Emerging Growth, Balanced and International Equity Portfolios, such dividends will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Portfolios from domestic corporations for the taxable year. Because all of the Money Market, Treasury Money Market, Government & Corporate Bond and U.S. Government Securities Portfolios' net investment income is expected to be derived from earned interest, it is not expected that any distributions from such Portfolios will be eligible for the dividends received deduction.

         It is the policy of each Tax-Exempt Portfolio to distribute as dividends substantially all of its net tax-exempt interest income and any investment company taxable income each year.

Dividends derived from interest on Municipal Obligations (known as exempt-interest dividends) may be treated by shareholders as items of interest excludable from their gross income under Section 103(a) of the Code, unless under the circumstances applicable to the particular shareholder the exclusion would be disallowed. (See the Statement of Additional Information under "Additional Information Concerning Taxes.") Distributions of net income may be taxable to investors under state or local law as dividend income even though a substantial portion of such distributions may be derived from interest on tax-exempt obligations which, if realized directly, would be exempt from such income tax.

         If a Tax-Exempt Portfolio should hold certain private activity bonds issued after August 7, 1986, shareholders must include, as an item of tax preference, the portion of dividends paid by the Portfolio that is attributable to interest on such bonds in their federal alternative minimum taxable income for purposes of determining liability (if any) for the 26-28% alternative minimum tax applicable to individuals and the 20% alternative minimum tax and the environmental tax applicable to corporations. Corporate shareholders also must take all exempt- interest dividends into account in determining certain adjustments for federal alternative minimum and environmental tax purposes. The environmental tax applicable to corporations is imposed at the rate of .12% on the excess of the corporation's modified federal alternative minimum taxable income over $2,000,000.


         Substantially all of each Portfolio's net realized long-term capital gains, if any, will be distributed at least annually to its shareholders. A Portfolio will generally have no tax liability with respect to such gains and the distributions will be taxable to shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Shares and whether such gains are received in cash or reinvested in additional Shares.


         To the extent dividends paid to shareholders of a Tax-Exempt Portfolio are derived from taxable income or from long-term or short-term capital gains, such dividends will be subject to federal income tax, whether such dividends are paid in the form of cash or additional Shares.

         An investor considering purchasing Shares of a Money Market Portfolio on or just before the record date of any capital gains distribution (or in the case of the Equity and Bond Portfolios, the record date of any dividend or capital gains distribution) should be aware that the amount of the forthcoming distribution, although in effect a return of capital, will be taxable.

         Dividends declared by a Portfolio in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year, if such dividends are actually paid during January of the following year.

         Each Portfolio may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross sale proceeds paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."


         A taxable gain or loss may be realized by an investor upon redemption, transfer or exchange of Shares of the Equity and Bond Portfolios, depending upon the tax basis of such Shares and their price at the time of redemption, transfer or exchange. If an investor holds Shares for six months or less and during that time receives an exempt-interest dividend on those Shares, any loss realized on the sale or exchange of those Shares will be disallowed to the extent of the exempt-interest dividend.

         Certain interest income and dividends earned by the International Equity Portfolio from foreign securities is expected to be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolio's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. The Portfolio may make this election. As a consequence, the amount of these foreign taxes paid by the Portfolio will be included in its shareholders' taxable income pro rata (in addition to taxable distributions actually received by them), and each shareholder may elect either (a) to credit his proportionate amount of such taxes against his U.S. federal income tax liabilities (subject to certain limitations), or (b) if he itemizes his deductions, to deduct such proportionate amounts from his U.S. taxable income.

         MISSOURI TAX CONSIDERATIONS. For each year in which a Portfolio qualifies as a regulated investment company for federal income tax purposes, shareholders of such Portfolio who are Missouri resident individuals, trusts or estates resident in Missouri, or corporations subject to Missouri taxing jurisdiction (collectively, "Missouri Taxpayers") will not be subject to

Missouri income taxation on dividends distributed to them to the extent that such dividends (a) qualify as exempt-interest dividends of a regulated investment company under Code section 852(b)(5), (b) are the subject of the written notice to shareholders required by 12 C.S.R. section 10-2.155(2), (c) are attributable to interest on (1) obligations issued by the State of Missouri or any of its political subdivisions or authorities, or (2) certain obligations of the United States, any territory or possession of the United States, or any authority, commission, or instrumentality of the United Sates, to the extent exempted from Missouri income tax under Federal Law, and (d) are properly reported on the Missouri income tax returns of the shareholder in the respective Portfolio.


         To the extent possible, the Missouri Tax-Exempt Bond Portfolio intends to invest in obligations which will permit distributions attributable to interest to be excludable by Missouri Taxpayers. Despite this intention, Missouri Taxpayers generally will be subject to Missouri income tax on other types of distributions received from the Missouri Tax-Exempt Bond Portfolio, including distributions of interest on obligations of other issuers and all long-term and short-term capital gains.

         Except as noted above with respect to Missouri income taxation, distributions from a Portfolio may be taxable to shareholders under other state and local laws imposing taxes on or measured by net income, even though such distribution were derived, in whole or in part, from interest on obligations which, if realized directly by the shareholder, or by a shareholder of another type, would be nontaxable.

         The foregoing discussion of Missouri law does not apply to shareholders that are subject to the Missouri bank tax or other comparable forms of specialized Missouri taxation.

         All shareholders of the Portfolios should consult with their tax advisors with respect to the state and local tax consequences of the purchase, ownership, and disposition of Shares in the Portfolios, the receipt of distributions from the Portfolios, and the proper method in which to report Portfolio-related items on a shareholder's Missouri tax returns.

         KANSAS TAX CONSIDERATIONS. In each year that a Portfolio qualifies as a regulated investment company for federal income tax purposes, dividends distributed to shareholders of the Portfolio who are Kansas resident individuals, or estates or trusts resident in Kansas, will be excluded from the computation of Kansas adjusted gross income to the extent that such dividends
(a)(i) qualify as exempt-interest dividends of a regulated investment company under section 852(b)(5) of the Code and (ii) are attributable to interest on obligations issued after December 31, 1987 by the State of Kansas or its political subdivisions or on certain specific obligations issued before January 1, 1988 by such entities, or (b) are derived from interest on certain obligations of any authority, commission or instrumentality of the United States or its possessions, to the extent exempted from state income taxes under Federal law. The Kansas Tax-Exempt Bond Portfolio intends to invest only in obligations which will permit distributions attributable to interest to be excludable from Kansas adjusted gross income on resident individuals, estates and trusts. Resident individuals, estates and trusts will generally be subject to Kansas income tax on other types of distributions received from the Kansas Tax-Exempt Bond Portfolio, including distributions attributable to interest on certain obligations issued before January 1, 1988, by the State of Kansas or its political subdivisions, to interest on obligations of other issuers and to all long-term and short-term capital gains, if any, to the extent such capital gains distributions are included in federal taxable income. Corporations within Kansas' tax jurisdiction are subject to the same rules as Kansas individuals in computing such corporation's net income before apportionment.

         The foregoing discussion of Kansas law does not apply to shareholders which are banks or to certain other individuals or entities who are in the banking business. Banks and others in the banking business are subject to the Kansas privilege tax on net income for which distributions from the Kansas Bond Portfolio are not exempt.

         Except as noted above with respect to Kansas income taxation, distributions from a Portfolio may be taxable to investors under other state and local laws imposing taxes on or measured by net income, even though all or a portion of such distributions are derived from tax-exempt obligations which, if realized directly by the investor, would be nontaxable. The Kansas Tax-Exempt Bond Portfolio will notify its shareholders within 60 days after the close of each year as to the amount of exempt interest dividends from Kansas obligations which is exempt from Kansas individual income taxation.

         Earnings derived from the Kansas Bond Portfolio will not be subject to the local intangibles tax imposed by various counties, cities and townships in Kansas.

         Shareholders of the Kansas Tax-Exempt Bond Portfolio should consult their tax advisors with respect to the state and local tax consequences of the purchase, ownership and disposition of Shares in the Portfolio.

STATE AND LOCAL TAXES


         Shareholders should note that dividends paid by a Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations that, if realized directly, would be exempt from such income taxes.


         The Treasury Money Market Portfolio is structured to provide investors, to the extent permissible by federal and state law, with income that is exempt or excluded from taxation at the state and local level. Shareholders should note that many, but not all, states permit all or a portion of a regulated investment company's dividends which are derived from interest on U.S. Treasury obligations (and obligations of certain U.S. Government agencies)("Treasury Obligations") to be exempt or excluded from state and local taxation. In addition, only certain states allow dividends of a regulated investment company that are derived from dividends of other regulated investment companies investing directly in Treasury Obligations to be exempt or excluded from state and local taxation. Some states reduce a shareholder's allowable deductions by interest on debt incurred to carry obligations producing state tax-exempt interest and by other expenses related to such obligations. Income earned by the Portfolio from repurchase agreements generally is not exempt from state or local income tax. Shareholders should consult their own tax advisors about the status of distributions from the Treasury Money Market Portfolio under state and local law.


MISCELLANEOUS


         The foregoing summarizes some of the important federal and state tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolios should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal and, for the Treasury Money Market Portfolio, the state income tax consequences, and for the Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios, the Missouri or Kansas state income tax consequences, of distributions made each year.


                             MANAGEMENT OF THE FUND

         The Fund is managed under the direction of its Board of Directors. The Statement of Additional Information contains the names of and general background information concerning each director.

INVESTMENT ADVISER AND SUB-ADVISER


         Mississippi Valley Advisors Inc. ("MVA") serves as the investment adviser to each Portfolio. MVA's principal office is located at One Mercantile Center, Seventh & Washington Streets, St. Louis, Missouri 63101. MVA is a wholly-owned subsidiary of

Mercantile. As of December 31, 1995, MVA had approximately $7 billion in assets under investment management, including the assets of the Fund, which were approximately $2.1 billion.


         Subject to the general supervision of the Fund's Board of Directors and in accordance with the Fund's investment policies, MVA manages the Portfolios, makes investment decisions with respect to and places orders for all purchases and sales of the Portfolios' securities and other investments, and directs the maintenance of each Portfolio's records relating to such purchases and sales.


         For the services provided and expenses assumed pursuant to the investment advisory agreement, MVA is entitled to receive fees, computed daily and payable monthly, with respect to the Money Market and Treasury Money Market Portfolios, at the annual rates of .40% of the first $1.5 billion of each such Portfolio's average daily net assets, .35% of the next $1.0 billion of net assets and .25% of net assets in excess of $2.5 billion, and with respect to the Tax-Exempt Money Market, Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced, International Equity, Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios, at the annual rates of .40%, .55%, .75%, .45%, .45%, .75%, 1.00%, .55%, .45% and .45% of the average daily net assets of each Portfolio, respectively. For the fiscal year/period ended November 30, 1995, MVA received advisory fees (net of waivers) at the effective annual rates of .35%, .35%,
 .35%, .55%, .75%, .45%, .45%, .75%, .75%, 0% and .45% of the respective average daily net assets of the Money Market, Treasury Money Market, Tax-Exempt Money Market, Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced, International Equity, Short-Intermediate Municipal and Missouri Tax-Exempt Bond Portfolios. For the fiscal year ended May 31, 1995, MVA received advisory fees (net of waivers) at the effective annual rates of .31% and .32% of the average daily net assets of the Predecessor Tax-Exempt Money Market and Predecessor Missouri Tax-Exempt Bond Portfolios, respectively. Without fee waivers, MVA would have been entitled to receive advisory fees at the annual rate of .40% and .45% of the average daily net assets of the Predecessor Tax-Exempt Money Market Portfolio and Predecessor Missouri Tax-Exempt Bond Portfolios, respectively. The Kansas Tax-Exempt Bond Portfolio had not commenced operations as of the date of this Prospectus. MVA has informed the Fund that, upon commencement of operations of the Kansas Tax-Exempt Bond Portfolio, it intends to waive its fee with respect to that Portfolio through November 30, 1996.


         MVA may from time to time voluntarily reduce all or a portion of its advisory fee to increase the net income of one or more Portfolios available for distributions as dividends. The voluntary fee reduction will cause the return of any such

Portfolio to be higher than it would otherwise be in the absence of such reduction.


         Gene E. Gillespie, CFA, is the person primarily responsible for the day-to-day management of the Growth & Income Equity and Balanced Portfolios. Mr. Gillespie, Director of Research, has been with MVA for 23 years.

         Robert J. Anthony is the person primarily responsible for the day-to-day management of the Emerging Growth Portfolio. Mr. Anthony, Senior Associate, has been with MVA for 21 years.

         David A. Bethke, CFA, is the person primarily responsible for the day-to-day management of the U.S. Government Securities and Government & Corporate Bond Portfolios. Mr. Bethke, Senior Associate, joined MVA in 1987 and has six years of prior investment experience.


         Peter Merzian is the person primarily responsible for the day-to-day management of the Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios' investments. Mr. Merzian, a Senior Associate of MVA, is assisted by several research analysts who utilize a wide range of technological resources in selecting portfolio investments. Mr. Merzian served as portfolio manager of the Predecessor Missouri Tax-Exempt Bond Portfolio since 1993 and prior thereto was employed as a portfolio manager by another financial institution.


         MVA has entered into a sub-investment advisory agreement with Clay Finlay, Inc. Pursuant to the terms of such sub- investment advisory agreement, Clay Finlay has been retained by MVA to manage the investment and reinvestment of the assets of the International Equity Portfolio and to provide analytical and investment research services to it, subject to the supervision of MVA and to the direction and control of the Fund's Board of Directors.

         Under this arrangement, Clay Finlay is responsible for the day-to-day management of the International Equity Portfolio's assets. MVA reviews investment performance policies and guidelines, maintains certain books and records, is responsible for selecting and monitoring the performance of Clay Finlay, and for reporting the activities of Clay Finlay in managing the Portfolio to the Fund's Board of Directors.


         Clay Finlay is registered as an investment adviser with the SEC and is entirely owned by its investment professionals. Clay Finlay's principal office is located at 200 Park Avenue, 56th Floor, New York, New York 10166. As of December 31, 1995, Clay Finlay had approximately $6.0 billion in assets under management. Clay Finlay, founded in 1982, has eight senior investment professionals with extensive experience in international investments. Each of the eight senior investment professionals has been with the firm since its inception.

         Frances Dakers is the person primarily responsible for the day-to-day management of the International Equity Portfolio's investments. Ms. Dakers, a Principal of Clay Finlay, has been associated with Clay Finlay since January, 1982.


         For the services provided and expenses assumed pursuant to its sub-investment advisory agreement with MVA, Clay Finlay receives from MVA a fee, computed daily and payable monthly, at the annual rate of .75% of the International Equity Portfolio's average daily net assets. For the fiscal year ended November 30, 1995, Clay Finlay received sub-advisory fees at the effective annual rate of .75% of the International Equity Portfolios's average daily net assets. Clay Finlay bears all expenses incurred by it in connection with its services under the sub- investment advisory agreement.


ADMINISTRATOR


         BISYS Fund Services Ohio, Inc., located at 3435 Stelzer
Road, Columbus, Ohio 43219, acts as the Portfolios' Administrator.

         The Administrator generally assists in all aspects of each Portfolio's administration and operation and also monitors and performs other services pertaining to the Portfolios' arrangements with Service Organizations (see "Service Organizations" below). For its services, the Administrator is entitled to receive a fee, computed daily and payable monthly, at the annual rate of .20% (.10% for the Tax-Exempt Money Market Portfolio) of each Portfolio's average daily net assets. For the fiscal year ended November 30, 1995, the Administrator received administration fees (net of waivers) at the effective rate of .10% of the average daily net assets of the Money Market, Treasury Money Market, Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced, Short-Intermediate Municipal and Missouri Tax-Exempt Bond Portfolios, at the effective rate of .10% of the average daily net assets of the Tax-Exempt Money Market Portfolio, and at the effective rate of .15% of the average daily net assets of the International Equity Portfolio. From time to time, the Administrator may voluntarily waive all or a portion of the administration fees otherwise payable by a Portfolio in order to increase the net income available for distribution to shareholders. The Administrator has advised the Fund that, upon commencement of operations of the Kansas Tax-Exempt Bond Portfolio, it intends to waive .10% of the administration fee payable to it by that Portfolio through the Fund's 1997 fiscal year.

DISTRIBUTOR


         Investor A Shares and/or Investor B Shares in each Portfolio are sold continuously by the Distributor, BISYS Fund Services, an affiliate of the Administrator. The Distributor also monitors the Fund's arrangements under the Distribution and Services Plans described below. The Distributor is a registered broker-dealer with principal offices at 3435 Stelzer Road, Columbus, Ohio 43219.

         The Distributor may, at its expense, provide compensation to dealers in connection with sales of Shares of any of the Portfolios. Such compensation may include financial assistance to dealers in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Portfolios, and/or other dealer-sponsored special events. In some instances, this compensation will be made available only to certain dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited registered representatives and members of their families to locations within or outside of the United States for meetings or seminars of a business nature. Compensation will also include the following types of non-cash compensation offered through sales contests: (1) business and vacation trips, including the provision of travel arrangements and lodging at resorts, (2) tickets for entertainment events (such as concerts, cruises and sporting events) and (3) merchandise (such as clothing, trophies, clocks and pens). Dealers may not use sales of a Portfolio's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. None of the aforementioned compensation is paid for by the Portfolios or their shareholders.


DISTRIBUTION AND SERVICES PLANS


         The Fund has adopted separate Distribution and Services Plans pursuant to Rule 12b-1 under the 1940 Act with respect to Investor A Shares of the Portfolios and Investor B Shares of the CDSC Portfolios. Under the Distribution and Services Plans, the Fund may pay (i) the Distributor or another person for distribution services provided and expenses assumed and (ii) Service Organizations for shareholder administrative services provided pursuant to servicing agreements in connection with Investor A Shares or Investor B Shares of a Portfolio. Payments to the Distributor are to compensate it for distribution assistance and expenses assumed and activities primarily intended to result in the sale of Investor A Shares or Investor B Shares, including compensating dealers and other sales personnel (which may include affiliates of the Fund's Adviser), direct advertising and marketing expenses and expenses incurred in connection with preparing, printing, mailing and distributing or publishing advertisements and sales literature, for printing and mailing Prospectuses and Statements of Additional Information (except those used for regulatory purposes or for distribution to existing shareholders), and costs associated with implementing and operating the Distribution and Services Plan. In addition, payments under the Distribution and Services Plan for Investor B Shares will be used to pay for or finance sales commissions and other fees payable to Service Organizations and other broker-dealers who sell Investor B Shares. (See "Management of the Fund -- Service Organizations" below for a description of the servicing agreements and the services provided by Service Organizations.)

         Under the Distribution and Services Plan for Investor A Shares, payments by the Fund for distribution expenses may not exceed .10% (annualized) of the average daily net asset value of a Portfolio's outstanding Investor A Shares and payments for shareholder administrative servicing expenses may not exceed .20% (.15% with respect to the Money Market Portfolios) (annualized) of the average daily net asset value of a Portfolio's outstanding Investor A Shares.

         Under the Distribution and Services Plan for Investor B Shares, payments by the Fund for distribution expenses may not exceed .75% (annualized) of the average daily net asset value of a Portfolio's outstanding Investor B Shares and payments for shareholder administrative servicing expenses may not exceed .25% (annualized) of the average daily net asset value of a Portfolio's outstanding Investor B Shares.


         Actual distribution expenses paid by the Distributor with respect to Investor B Shares for any given year may exceed the distribution fees and contingent deferred sales charges received with respect to those Shares. These excess expenses may be reimbursed by Investor B shareholders out of contingent deferred sales charges and distribution payments in future years as long as the Distribution Plan for Investor B Shares is in effect.

SERVICE ORGANIZATIONS


         The servicing agreements adopted under the Distribution and Services Plans (the "Servicing Agreements") require the Service Organizations receiving such compensation (which may include Mercantile and its affiliates) to perform certain services, including providing administrative services with respect to the beneficial owners of Investor A Shares or Investor B Shares of a Portfolio, such as establishing and maintaining accounts and records for their customers who invest in such Shares, assisting customers in processing purchase, exchange and redemption requests, and responding to customer inquiries concerning their investments.


         Under the Servicing Agreements and upon notice to the Fund, a Service Organization may subcontract with one or more entities for the performance of certain services provided under its Servicing Agreement with the Fund. Such Service Organization shall be as fully responsible to the Fund for the acts or omissions of any subcontractor as it would be for its own acts or omissions. The fees payable to any sub-contractor are paid by the Service Organization out of the fees it receives from the Fund.


          The Fund understands that Service Organizations providing such administrative services may also charge fees to their customers beneficially owning such Shares. These fees would be in addition to any amounts which may be received by such a Service Organization under its Servicing Agreement with the Fund. The Fund's Servicing Agreements require a Service Organization to disclose to its customers any compensation payable to the Service Organization by a Portfolio and any other compensation payable by its customers in connection with their investment in such Shares. Customers of such a Service Organization receiving servicing fees should read this Prospectus in light of the terms governing their accounts with their Service Organization.

CUSTODIAN, SUB-CUSTODIAN AND TRANSFER AGENT


         Mercantile Bank of St. Louis National Association, an affiliate of the Fund and a wholly-owned subsidiary of Mercantile Bancorporation, Inc., with principal offices located at One Mercantile Center, 8th and Locust Streets, St. Louis, Missouri 63101, serves as Custodian of each Portfolio's assets. In addition, Bankers Trust Company of New York, with principal offices at 16 Wall Street, New York, New York 10005, serves as the Sub-Custodian for the International Equity Portfolio. BISYS Fund Services Ohio, Inc. also serves as the Fund's transfer agent and dividend disbursing agent. Its address is 3435 Stelzer Road, Columbus, Ohio 43219.


REGULATORY MATTERS

         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling the Shares of a registered, open-end investment company continuously engaged in the issuance of its Shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Shares of the Portfolios. Such banking laws and regulations do not prohibit such a holding company or affiliate, or banks, from acting as investment adviser, transfer agent, or custodian to such an investment company, or from purchasing Shares of such a company as agent for and upon the order of customers. Mercantile, MVA, Service Organizations that are banks or bank affiliates, and broker-dealers that are bank affiliates are subject to such laws and regulations, but believe they may perform the services for the Portfolios contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws and regulations. In addition, state securities laws on this issue may differ from the interpretation of federal law expressed herein and banks and financial institutions may be required to register as dealers pursuant to state law.


         Should future legislative, judicial, or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Portfolios and the shareholders, the Fund might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is not expected that investors would suffer any adverse financial consequences as a result of any of these occurrences.

         If current restrictions preventing a bank from legally sponsoring, organizing, controlling, or distributing Shares of an investment company were relaxed, Mercantile, or an affiliate of Mercantile, would consider the possibility of offering to perform additional services for the Portfolios. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Mercantile, or such an affiliate, might offer to provide such services.

         Conflict of interest restrictions may apply to the receipt of compensation paid pursuant to a Servicing Agreement by a Portfolio to a financial intermediary in connection with the investment of fiduciary funds in a Portfolio's Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult legal counsel before entering into Servicing Agreements.

EXPENSES

         Except as noted above and in the Statement of Additional Information under "Investment Advisory and Administrative Contracts" and "Custodian and Transfer Agent," the Fund's service contractors bear all expenses in connection with the performance of their services, except that the Distributor is compensated pursuant to the Distribution and Services Plans (as described under "Distribution and Services Plans" above). Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to the Adviser and Administrator, transfer agency fees, fees and expenses of officers and directors who are not affiliated with the Adviser or the Distributor, taxes, interest, legal fees, custodian fees, auditing fees, 12b-1 fees, servicing fees, certain fees and expenses in registering and qualifying a Portfolio and its Shares for distribution under Federal and state securities laws, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, the expense of reports to shareholders, shareholders' meetings and proxy solicitations, fidelity bond and directors and officers liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by the Adviser, Distributor or Administrator under their respective agreements with the Fund. The Fund also pays for brokerage fees, commissions and other transaction charges, if any, in connection with the purchase and sale of portfolio securities. Any general expenses of the Fund that are not readily identifiable as belonging to a particular Portfolio will be allocated among all Portfolios by or under the direction of the Board of Directors in a manner the Board determines to be fair and equitable. Any expenses relating only to a particular class of Shares within a Portfolio will be borne solely by such class. (See "Certain Financial Information" and "Management of the Fund" above for additional information regarding expenses of each Portfolio.)

                          OTHER INFORMATION CONCERNING
                             THE FUND AND ITS SHARES

DESCRIPTION OF SHARES


         The Fund was organized on September 9, 1982 as a Maryland corporation, and is a mutual fund of the type known as an "open-end management investment company." The Fund's principal office is located at 3435 Stelzer Road, Columbus, Ohio 43219.

         The Fund's Charter authorizes the Board of Directors to issue up to seven billion full and fractional Shares of common stock, and to classify and reclassify any unauthorized and unissued Shares into one or more classes of Shares. The Board of Directors may similarly classify or reclassify any class of Shares into one or more series.

         Pursuant to such authority, the Board of Directors has authorized the issuance of the following series of Shares representing interests in the Portfolios, each of which (except the Tax-Exempt Money Market, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios) is classified as a diversified company under the 1940 Act: 1.8 billion Trust Shares, 300 million Institutional Shares, 550 million Investor A Shares and

50 million Investor B Shares, representing interests in the Money Market Portfolio; 1 billion Trust Shares, 300 million Institutional Shares and 100 million Investor A Shares, representing interests in the Treasury Money Market Portfolio; 300 million Trust Shares and 50 million Investor A Shares, representing interests in the Tax-Exempt Money Market Portfolio; 50 million Trust Shares, 20 million Institutional Shares, 5 million Investor A Shares and 50 million Investor B Shares, representing interests in the Growth & Income Equity Portfolio; 50 million Trust Shares, 20 million Institutional Shares, 5 million Investor A Shares and 50 million Investor B Shares, representing interests in the Government & Corporate Bond Portfolio; 15 million Trust Shares, 20 million Institutional Shares, 5 million Investor A Shares and 50 million Investor B Shares, representing interests in the U.S. Government Securities Portfolio; 15 million Trust Shares, 20 million Institutional Shares, 5 million Investor A Shares and 50 million Investor B Shares and 50 million Investor B Shares, representing interests in the Emerging Growth Portfolio; 15 million Trust Shares, 20 million Institutional Shares, 5 million Investor A Shares and 50 million Investor B Shares, representing interests in the Balanced Portfolio; 10 million Trust Shares, 10 million Institutional Shares, 10 million Investor A Shares and 50 million Investor B Shares, representing interests in the International Equity Portfolio; 25 million Trust Shares and 25 million Investor A Shares, representing interests in the Short-Intermediate Municipal Portfolio; 25 million Trust Shares, 25 million Investor A Shares and 25 million Investor B Shares, representing interests in the Missouri Tax-Exempt Bond Portfolio; and 25 million Trust Shares, 25 million Investor A Shares and 10 million Investor B Shares, representing interests in the Kansas Tax-Exempt Bond Portfolio. Institutional, Investor A and/or Investor B Shares of the Portfolios are described in separate prospectuses which are available from the Distributor at the telephone number on the cover of this Prospectus. Shares in the Fund's Portfolios will be issued without Share certificates.

         The Investor A Shares and/or Investor B Shares of the Portfolios are described in this Prospectus. The Portfolios also offer Trust Shares and, in addition, each Portfolio except the Tax-Exempt Portfolios offers Institutional Shares. Institutional Shares, which are offered to financial institutions acting on behalf of accounts for which they do not exercise investment discretion, and Trust Shares, which are offered to financial institutions acting on their own behalf or on behalf of certain qualified accounts, are sold without a sales charge. Trust, Institutional, Investor A and/or Investor B Shares bear their pro rata portion of all operating expenses paid by a Portfolio, except that Trust Shares and Institutional Shares bear all payments under the Portfolio's respective Administrative Services Plans adopted for such Shares and Investor A Shares and Investor B Shares bear all payments under the Portfolio's respective Distribution and Services Plans adopted for such Shares. In addition, Institutional Shares of a Portfolio bear the expense of certain sub-transfer agency fees.

         Payments under the Administrative Services Plans for Trust Shares and Institutional Shares are made to Service Organizations for administrative services provided to the Service Organizations' clients or account holders who are the beneficial owners of Trust Shares or Institutional Shares. Payments under the Administrative Services Plans may not exceed .25% (on an annual basis) of the average daily net asset value of outstanding Trust or Institutional Shares of the Money Market Portfolios or .30% (on an annual basis) of the average daily net asset value of outstanding Trust or Institutional Shares of the Equity and Bond Portfolios.

         The Fund offers various services and privileges in connection with its Investor A Shares and Investor B Shares that are not offered in connection with its Trust or Institutional Shares, including an automatic investment program and automatic withdrawal plan. In addition, each class of Shares offers different exchange privileges.


         Shareholders are entitled to one vote for each full Share held and proportionate fractional votes for fractional Shares held. Shares of all Portfolios will vote together and not by class unless otherwise required by law or permitted by the Board of Directors. All shareholders of a particular Portfolio will vote together as a single class on matters relating to the Portfolio's investment advisory (or sub-advisory) agreement and investment objective and fundamental policies. Only holders of Trust Shares, however, will vote on matters relating to the Administrative Services Plan for Trust Shares and only holders of Institutional Shares will vote on matters pertaining to the Administrative Services Plan for Institutional Shares. Similarly, only holders of Investor A Shares will vote on matters pertaining to the Distribution and Services Plan for Investor A Shares and only holders of Investor B Shares will vote on matters pertaining to the Distribution and Services Plan for Investor B Shares.

         The Fund is not required, and currently does not intend, to hold annual meetings except as required by the 1940 Act or other applicable law. Upon the written request of the holders of 10% or more of the outstanding Shares, the Fund will call a special meeting to vote on the question of removal of a director.

         Shares of the Portfolios have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding Shares (irrespective of Portfolio or class) may elect all of the Directors. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Shares will be fully paid and nonassessable.

MISCELLANEOUS


         As used in this Prospectus, a "vote of a majority of the outstanding Shares" of a Portfolio or a particular class of Shares means, with respect to the approval of an investment advisory agreement or distribution plan or a change in an investment objective or fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of such Portfolio or class of Shares, or (b) 67% or more of the Shares of such Portfolio or class of Shares present at a meeting if more than 50% of the outstanding Shares of such Portfolio or class of Shares are represented at the meeting in person or by proxy.

         As of January 1, 1996, Mercantile and its affiliates possessed, of record on behalf of their underlying customer accounts, voting or investment power with respect to more than 25% of the Fund's outstanding Shares. Therefore, Mercantile may be deemed to be a controlling person of the Fund within the meaning of the 1940 Act.

         Inquiries regarding the Portfolios may be directed to the Fund at 1-800-551-3731.

NO PERSON HAS BEEN AUTHORIZED                      THE ARCH
TO GIVE ANY INFORMATION OR TO MAKE                 FUND(R), INC.
ANY REPRESENTATIONS NOT CONTAINED
IN THIS PROSPECTUS, OR IN THE                      MONEY MARKET PORTFOLIO
PORTFOLIOS' STATEMENT OF ADDITIONAL
INFORMATION INCORPORATED HEREIN BY                 TREASURY MONEY MARKET
REFERENCE, IN CONNECTION WITH THE                  PORTFOLIO
OFFERING MADE BY THIS PROSPECTUS AND,
IF GIVEN OR MADE, SUCH INFORMATION                 TAX-EXEMPT MONEY MARKET
OR REPRESENTATIONS MUST NOT BE RELIED              PORTFOLIO
UPON AS HAVING BEEN AUTHORIZED BY THE
PORTFOLIOS, THE FUND, OR THE                       GROWTH & INCOME EQUITY
DISTRIBUTOR.  THIS PROSPECTUS DOES                 PORTFOLIO
NOT CONSTITUTE AN OFFERING BY THE
PORTFOLIOS, THE FUND OR THE DISTRIBUTOR            EMERGING GROWTH
IN ANY JURISDICTION IN WHICH SUCH                  PORTFOLIO
OFFERING MAY NOT LAWFULLY BE MADE.
                                                   GOVERNMENT & CORPORATE
                                                   BOND PORTFOLIO

                                                   U.S. GOVERNMENT
                                                   SECURITIES
                                                   PORTFOLIO

                                                   BALANCED
                                                   PORTFOLIO

                                                   INTERNATIONAL
                                                   EQUITY
                                                   PORTFOLIO

                                                   SHORT-INTERMEDIATE
                                                   MUNICIPAL PORTFOLIO

                                                   MISSOURI TAX-EXEMPT BOND
                                                   PORTFOLIO

                                                   KANSAS TAX-EXEMPT BOND
                                                   PORTFOLIO

                                                   INVESTOR A SHARES

                                                       AND

                                                   INVESTOR B SHARES

       TABLE OF CONTENTS

                                                PAGE
                                                ----

Highlights....................................
Certain Financial
  Information.................................
Expense Summary for
  Investor Shares.............................
Financial Highlights
Investment Objectives,
  Policies and Risk
  Considerations..............................
Pricing of Shares.............................              [OLD LOGO]
How to Purchase and
  Redeem Shares...............................
         Purchase of Shares...................
         Automatic Investment
           Program (AIP)......................
         Applicable Sales Charges
           -- Investor A Shares
           of the Equity and Bond
           Portfolios.........................
         Reduced Sales Charges
           -- Investor A Shares
         Applicable Sales Charges
           -- Investor B Shares of
           the CDSC Portfolios................
         Exchange Privileges..................
         Redemption of Shares.................
         Redemption by Mail...................
         Redemption by Telephone..............
         Automatic Withdrawal
           Plan (AWP).........................
         Purchase of Shares at
           Net Asset Value....................
         Other Exchange or
           Redemption
           Information........................
Yields and Total Returns......................              PROSPECTUS
Dividends and Distributions...................              March 28, 1996
Taxes.........................................
Management of the Fund........................
Other Information
  Concerning the Fund
  and its Shares..............................
         Miscellaneous........................

     Investment Adviser:
Mississippi Valley Advisors Inc.
  a wholly-owned subsidiary of
    Mercantile Bank of
St. Louis National Association

Distributor:  BISYS Fund Services

                             CROSS REFERENCE SHEET
                             ---------------------
                             (Institutional Shares)

                        The ARCH Money Market Portfolio
                    The ARCH Treasury Money Market Portfolio
                   The ARCH Growth & Income Equity Portfolio
                       The ARCH Emerging Growth Portfolio
                 The ARCH Government & Corporate Bond Portfolio
                 The ARCH U.S. Government Securities Portfolio
                          The ARCH Balanced Portfolio
                    The ARCH International Equity Portfolio



Form N-1A Part A Item                                               Prospectus Caption
---------------------                                               ------------------

1.       Cover Page . . . . . . . . . . . . . . . . . . . . . . . .          Cover Page

2.       Synopsis . . . . . . . . . . . . . . . . . . . . . . . . .          Expense Summary
                                                                             for Institutional Shares

3.       Condensed Financial
           Information  . . . . . . . . . . . . . . . . . . . . . .          Certain Financial
                                                                             Information; Financial
                                                                             Highlights; Yields and Total
                                                                             Returns

4.       General Description
           of Registrant  . . . . . . . . . . . . . . . . . . . . .          Highlights; Investment
                                                                             Objectives, Policies and Risk
                                                                             Considerations;  Other
                                                                             Information Concerning
                                                                             the Fund and Its Shares

5.       Management of the Fund . . . . . . . . . . . . . . . . . .          Management of the Fund

5A.      Management's Discussion of
           Fund Performance . . . . . . . . . . . . . . . . . . . .          Inapplicable

6.       Capital Stock and
           Other Securities . . . . . . . . . . . . . . . . . . . .          How to Purchase and
                                                                             Redeem Shares; Dividends
                                                                             and Distributions;
                                                                             Taxes; Other Information
                                                                             Concerning the Fund
                                                                             and Its Shares

7.       Purchase of Securities
           Being Offered  . . . . . . . . . . . . . . . . . . . . .          How to Purchase and
                                                                             Redeem Shares

8.       Redemption or Repurchase . . . . . . . . . . . . . . . . .          How to Purchase and
                                                                             Redeem Shares

9.       Pending Legal Proceedings  . . . . . . . . . . . . . . . .          Inapplicable


                             THE ARCH FUND(R), INC.

                              INSTITUTIONAL SHARES

         The ARCH Fund, Inc. is an open-end, management investment company authorized to issue Shares in twelve investment portfolios. This Prospectus describes the Institutional Shares in eight of those portfolios. Institutional Shares are offered to financial institutions acting on behalf of accounts for which they do not exercise investment discretion.

         THE ARCH MONEY MARKET PORTFOLIO'S investment objective is to seek current income with liquidity and stability of principal. The Portfolio invests substantially all of its assets in a broad range of "money market" instruments.

         THE ARCH TREASURY MONEY MARKET PORTFOLIO'S investment objective is to seek a high level of current income exempt from state income tax consistent with liquidity and security of principal. The Portfolio invests in selected obligations issued by the U.S. Government (or its agencies and instrumentalities) that are guaranteed as to principal and interest by the U.S. Government, the interest income on which is generally exempt from state income tax.

         THE ARCH GROWTH & INCOME EQUITY PORTFOLIO'S investment objective is to provide long-term capital growth, with income a secondary consideration. The Portfolio normally invests substantially all of its assets in common stock, preferred stock, rights, warrants, and securities convertible into common stock.

         THE ARCH EMERGING GROWTH PORTFOLIO'S investment objective is capital appreciation. Current income is an incidental consideration in the selection of portfolio securities. The Portfolio normally invests primarily in common stock of emerging or established small- to medium-sized companies with above-average potential for price appreciation.

         THE ARCH GOVERNMENT & CORPORATE BOND PORTFOLIO'S investment objective is to seek the highest level of current income consistent with conservation of capital. The Portfolio normally invests at least 65% of its assets in fixed-income and related debt securities rated "A" or better or in securities deemed comparable in quality.

         THE ARCH U.S. GOVERNMENT SECURITIES PORTFOLIO'S investment objective is to seek a high rate of current income that is consistent with relative stability of principal. The Portfolio invests in obligations issued or guaranteed by the U.S.

Government, its agencies or instrumentalities and repurchase agreements relating to such obligations.

         THE ARCH BALANCED PORTFOLIO'S investment objective is to maximize total return through a combination of growth of capital and current income consistent with the preservation of capital. The Portfolio uses a disciplined approach of allocating assets primarily among three major asset groups, i.e. equity securities, fixed-income securities and cash equivalents.


         THE ARCH INTERNATIONAL EQUITY PORTFOLIO'S investment objective is to provide capital growth consistent with reasonable investment risk by investing principally in foreign equity securities, most of which will be denominated in foreign currencies. During normal market conditions, the Portfolio will invest substantially all of its assets in securities of companies which derive more than 50% of their gross revenues from, or have more than 50% of their assets outside, the United States.


     Mississippi Valley Advisors Inc. ("MVA" or the "Adviser"), a wholly-owned subsidiary of Mercantile Bank of St. Louis National Association ("Mercantile"), acts as investment adviser for the Portfolios; Mercantile serves as custodian; BISYS Fund Services Ohio, Inc. (the "Administrator") serves as administrator; and BISYS Fund Services (the "Distributor") serves as sponsor and distributor. In addition, Clay Finlay, Inc. ("Clay Finlay" or the "Sub-Adviser") serves as sub-investment adviser for the International Equity Portfolio.

         This Prospectus sets forth concisely certain information about the Portfolios that prospective investors should know before investing. Investors should read this Prospectus and retain it for future reference. Additional information about the Portfolios, contained in a Statement of Additional Information dated March 28, 1996, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this Prospectus. An investor may obtain the Statement of Additional Information without charge by writing the Fund at P.O. Box 78069, St. Louis, Missouri 63178 or by calling 1-800-551-3731.

         An investment in the Money Market Portfolio or Treasury Money Market Portfolio is neither insured nor guaranteed by the U.S. Government. There can be no assurance that either of these Portfolios will be able to maintain a stable net asset value of $1.00 per Share.


         Portfolio Shares are not bank deposits, are not federally insured or guaranteed by the U.S. Government, the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other governmental agency, and are not the obligations of or guaranteed or otherwise supported by any bank. An investment in the Portfolios involves investment risk, including the possible loss of principal.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION, NOR HAS THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


                                 MARCH 28, 1996

                                   HIGHLIGHTS


         The ARCH Fund, Inc. (the "Fund") is an open-end, management investment company (commonly known as a mutual fund) registered under the Investment Company Act of 1940, as amended. The Fund offers investment opportunities in twelve investment portfolios, eight of which are described in this Prospectus: the ARCH MONEY MARKET AND TREASURY MONEY MARKET PORTFOLIOS (the "Money Market Portfolios") and the ARCH GROWTH & INCOME EQUITY, EMERGING GROWTH, GOVERNMENT & CORPORATE BOND, U.S. GOVERNMENT SECURITIES, BALANCED AND INTERNATIONAL EQUITY PORTFOLIOS (the "Equity and Bond Portfolios" and, together with the Money Market Portfolios, the "Portfolios"). Each Portfolio represents a separate pool of assets with different investment objectives and policies (as described below under "Investment Objectives, Policies and Risk Considerations"). MVA serves as Adviser, Mercantile as Custodian, BISYS Fund Services Ohio, Inc. as Administrator, and BISYS Fund Services as sponsor and Distributor. In addition, Clay Finlay serves as Sub-Adviser for the International Equity Portfolio. (For information on expenses, fee waivers, and services, see "Certain Financial Information" and "Management of the Fund.")

         The following information describes the Portfolios and their objectives. There can be no assurance that the Portfolios will be able to achieve their respective investment objectives.

         The Money Market Portfolios each seek to maintain a net asset value of $1.00 per Share. Each Money Market Portfolio's assets are invested in dollar-denominated debt securities with remaining maturities of 397 days (13 months) or less as defined by the Securities and Exchange Commission, and each Money Market Portfolio's dollar-weighted average portfolio maturity will not exceed 90 days. All securities acquired by these Money Market Portfolios will be determined by MVA, under guidelines approved by the Fund's Board of Directors, to present minimal credit risks and to be rated in the highest category (or deemed comparable in quality) at the time of purchase. There can be no assurance that the Money Market Portfolios will be able to achieve a stable net asset value on a continuous basis.


         The Government & Corporate Bond and U.S. Government Securities Portfolios are designed for investors who seek higher current income than is typically offered by money market funds and who are willing to accept a variable Share value to achieve that objective.


         The Growth & Income Equity, Emerging Growth and Balanced Portfolios are designed for investors who seek capital growth, and who are prepared to accept the risks associated with equity securities.

         The International Equity Portfolio is designed for investors who seek capital growth, wish to diversify their investments beyond the United States, and are prepared to accept the risks entailed in such investments. These risks may be greater than those associated with equity securities of companies located in the United States.

         Investors should note that one or more of the Portfolios may, subject to their investment policies and limitations, purchase variable and floating rate instruments, enter into repurchase agreements and reverse repurchase agreements, make securities loans, acquire the securities of foreign issuers, invest in options and futures, and make limited investments in illiquid securities and securities issued by other investment companies. These investment practices involve investment risks of varying degrees. The Equity and Bond Portfolios may engage in short-term trading, which may also involve greater risk and increase such Portfolios' expenses. The International Equity Portfolio will invest principally in foreign equity securities, most of which will be denominated in foreign currencies. The other Portfolios do not invest in instruments denominated in foreign currencies (except that the Growth & Income Equity, Emerging Growth, and Balanced Portfolios may invest in certain Canadian securities). See "Investment Objectives, Policies and Risk Considerations" below and the Statement of Additional Information under "Investment Objectives and Policies."

         The Fund offers investors the opportunity to invest in a variety of professionally managed investments without having to become involved with detailed management, accounting and safekeeping procedures normally related to direct investments in securities. The Portfolios also offer the economic advantages of block trading in securities and the availability of a family of twelve mutual funds should an investor's investment goals change.


         For information on purchasing, exchanging or redeeming Institutional Shares of the Portfolios, please see "How to Purchase and Redeem Shares" below.

                          CERTAIN FINANCIAL INFORMATION


         Shares of the Money Market, Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced and International Equity Portfolios have been classified into four classes of Shares -- Trust Shares, Institutional Shares, Investor A Shares and Investor B Shares. Shares of the Treasury Money Market Portfolio have been classified into three classes of Shares -- Trust Shares, Institutional Shares and Investor A Shares. Shares of each class in a Portfolio represent equal, pro rata interests in the investments held by that Portfolio and are identical in all respects, except that Shares of each class bear separate distribution and/or shareholder administrative servicing fees and certain other operating expenses, and enjoy certain exclusive voting rights on matters related to these fees. (See "Other Information Concerning the Fund and Its Shares," "Management of the Fund -- Administrative Services Plan," and "Management of the Fund -- Custodian, SubCustodian, Transfer Agent and Sub-Transfer Agent" below.) As a result of payments for distribution and/or shareholder administrative servicing fees and certain other operating expenses that may be made in differing amounts, the net investment income of Trust Shares, Institutional Shares, Investor A Shares and/or Investor B Shares in a Portfolio can be expected, at any given time, to be different.

                    EXPENSE SUMMARY FOR INSTITUTIONAL SHARES

                                             TREASURY    GROWTH &                GOV'T &                               INTER-
                                 MONEY       MONEY       INCOME       EMERGING   CORPORATE    U.S. GOV'T               NATIONAL
                                 MARKET      MARKET      EQUITY       GROWTH     BOND         SECURITIES   BALANCED    EQUITY
                                 PORTFOLIO   PORTFOLIO   PORTFOLIO    PORTFOLIO  PORTFOLIO    PORTFOLIO    PORTFOLIO   PORTFOLIO
                                 ---------   ---------   ---------    ---------  ---------    ---------    ---------   ---------
SHAREHOLDER TRANSACTION EXPENSES
Maximum Sales Load Imposed on
  Purchases (as a percentage of
  offering price).................  .00%        .00%       .00%         .00%        .00%         .00%       .00%         .00%

ANNUAL PORTFOLIO OPERATING
 EXPENSES  (as a percentage of
 average net assets)
 Investment Advisory Fees (net
   of fee waivers)................  .35%(1)     .35%(1)    .55%         .75%        .45%         .45%       .75%         .75%(1)
 12b-1 Fees ......................  .00%        .00%       .00%         .00%        .00%         .00%       .00%         .00%
 Other Expenses (including
   administration fees,
   administrative services
   fees, sub-transfer agency fees
   (if any), and other expenses)
   (net of fee waivers and
   expense reimbursements)(2),(3)..  .42%        .43%       .50%         .51%        .50%         .52%       .52%         .69%
                                    ----        ----       ----         ----        ----         ----       ----         ----
Total Portfolio Operating
   Expenses (net of fee
   waivers and expense
   reimbursements)(3).............  .77%        .78%      1.05%        1.26%        .95%         .97%      1.27%        1.44%
                                    ====        ====      =====        =====        ====         ====      =====        =====



(1) Without fee waivers, investment advisory fees for the Money Market, Treasury Money Market and International Equity Portfolios would be .40%, .40% and 1.00%, respectively.


(2) Without fee waivers, administration fees for a Portfolio would be .20%. Administrative services fees are payable at an annual rate not to exceed .25% for the Money Market Portfolios and .30% for the Equity and Bond Portfolios.

(3) Without fee waives and/or expense reimbursements, Other Expenses would be .52%, .53%, .60%, .61%, .60%, .62%, .62% and .75%, and Total Portfolio
      Operating Expenses would be .92%, .93%, 1.15%, 1.36%, 1.05%, 1.07%, 1.37%
      and 1.75% for the Money Market, Treasury Money Market, Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced and International Equity Portfolios, respectively.

EXAMPLE                                                   1 YEAR        3 YEARS         5 YEARS          10 YEARS
-------                                                   ------        -------         -------          --------
You would pay the following
 expenses on a $1,000 investment,
 assuming (1) a 5% annual return
 and (2) redemption at the end of
 each period:
   Money Market Portfolio..........................       $ 8           $25             $43              $ 95
   Treasury Money Market Portfolio.................       $ 8           $25             $43              $ 97
   Growth & Income Equity Portfolio................       $11           $33             $58              $128
   Emerging Growth Portfolio.......................       $13           $40             $69              $152
   Government & Corporate Bond Portfolio...........       $10           $30             $53              $117
   U.S. Government Securities Portfolio............       $10           $31             $54              $119
   Balanced Portfolio..............................       $13           $40             $70              $153
   International Equity Portfolio..................       $15           $46             $79              $172


         THE FOREGOING SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OR RATES OF RETURN. ACTUAL EXPENSES AND RATES OF RETURN MAY BE MORE OR LESS THAN THOSE SHOWN. Information about the actual performance of all of the Portfolios is contained in the Fund's Annual Report to Shareholders dated November 30, 1995, which may be obtained without charge by contacting the Fund at the address or telephone number provided on the cover page of this Prospectus.

         The purpose of the foregoing tables is to assist in understanding the various costs and expenses that an investor in a Portfolio's Institutional Shares will bear directly or indirectly. The information contained in such tables is based on expenses incurred by each Portfolio, other than the Treasury Money Market Portfolio, during the last fiscal year with respect to its Institutional Shares. The information contained in such tables for the Treasury Money Market Portfolio is based on expenses incurred by the Portfolio during the last fiscal year, restated to reflect the expenses that the Portfolio expects to incur during the current fiscal year with respect to its Institutional Shares. (For more complete descriptions of the various costs and expenses, see "Management of the Fund" in this Prospectus and the Statement of Additional Information.) The Tables and Examples have not been audited by the Fund's independent auditors and do not reflect any charges that may be imposed by financial institutions on their customers.

                              FINANCIAL HIGHLIGHTS

         The "Financial Highlights" in the following tables supplement the Fund's financial statements, which are contained in the Fund's Annual Report to Shareholders dated November 30, 1995 and incorporated by reference into the Statement of Additional Information, and set forth certain historic investment results for Institutional Shares of each Portfolio. The data for the years November 30, 1989 through 1995 has been audited by KPMG Peat Marwick LLP, independent auditors, whose unqualified report on the financial statements containing such information is incorporated by reference into the Statement of Additional Information. The data for the years ended November 30, 1986 through 1988 were derived from financial statements audited by the Fund's prior auditors. Further information about the performance of the Portfolios is available in the Fund's Annual Report. Both the Statement of Additional Information and the Annual Report may be obtained free of charge by contacting the Fund at the address or telephone number provided on the front cover page of this Prospectus.

                             MONEY MARKET PORTFOLIO
               (FOR A SHARE(A) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                            YEAR ENDED NOVEMBER 30,
                             ---------------------------------------------------------------------------------------
                                 1995           1994(A)        1993         1992      1991
                                 ----           -------        ----         ----      ----
                             INSTITUTIONAL   INSTITUTIONAL   Investor     Investor  Investor
                                SHARES          SHARES        Shares       Shares    Shares     1990          1989
                                ------          ------        ------       ------    ------   --------      --------
Net Asset Value,
  Beginning of Period......     $  1.00        $  1.00       $  1.00     $  1.00    $  1.00   $   1.00      $   1.00
                                -------        -------       -------     -------    -------   --------      --------
Investment Activities
  Net investment
  income...................       0.052          0.033         0.025       0.032      0.056      0.078         0.088
                                -------        -------       -------     -------    -------   --------      --------
Distributions
  Net investment
  income...................      (0.052)        (0.033)       (0.025)     (0.032)    (0.056)    (0.078)       (0.088)
                                -------        -------       -------     -------    -------   --------      --------
Net Asset Value,
  End of Period............     $  1.00        $  1.00       $  1.00     $  1.00    $  1.00   $   1.00      $   1.00
                                =======        =======       =======     =======    =======   ========      ========

Total Return...............        5.33%          3.34%         2.52%       3.21%     5.75%      8.08%         9.21%

Ratios/Supplemental
Data:
Net Assets at end of            $13,340        $10,295       $46,920     $52,224    $60,436   $896,903      $661,145
  period (000).............

Ratio of expenses to
  average net assets
  (including waivers)......        0.77%          0.78%         0.79%       0.80%      0.72%      0.55%         0.45%

Ratio of net
  investment income
  to average net
  assets (including
  waivers).................        5.20%          3.48%         2.50%       3.21%      5.69%      7.77%         8.82%

Ratio of expenses to
  average net assets
  (before waivers)*........        0.92%          0.95%         0.93%       0.94%      0.80%      0.60%         0.60%

Ratio of net
  investment income
  to average net
  assets (before
  waivers)*................        5.05%          3.31%         2.36%       3.07%      5.61%      7.72%         8.67%


                                     1988           1987          1986
                                   --------       --------      ------
Net Asset Value,
  Beginning of Period......        $   1.00       $   1.00      $   1.00
                                   --------       --------      --------
Investment Activities
  Net investment
  income...................           0.071          0.062         0.065
                                   --------       --------      --------
Distributions
  Net investment                                                  (0.065)
  income...................          (0.071)        (0.062)
                                   --------       --------      --------
Net Asset Value,
  End of Period............        $   1.00       $   1.00      $   1.00
                                   ========       ========      ========

Total Return...............            7.33%(b)       6.40%(b)      6.70%(b)

Ratios/Supplemental
Data:
Net Assets at end of
  period (000).............        $289,764       $220,944      $179,224

Ratio of expenses to
  average net assets
  (including waivers)......            0.45%          0.45%        0.45%

Ratio of net
  investment income
  to average net
  assets (including
  waivers).................            7.12%          6.22%        6.49%

Ratio of expenses to
  average net assets
  (before waivers)*........           0.58%          0.68%        0.68%

Ratio of net
  investment income
  to average net
  assets (before
  waivers)*................            6.99%          5.99%        6.26%



* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) As of December 1, 1990, the Portfolio designated the existing series of Shares as "Investor" Shares. In addition, on January 3, 1994, the Portfolio issued a new series of Shares which were designated as "Institutional" Shares. The financial highlights presented for periods prior to January 3, 1994 represent financial highlights applicable to Investor Shares. On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares.


(b)      Unaudited.

                         TREASURY MONEY MARKET PORTFOLIO
                 (FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD)

                                     JANUARY 26, 1995 TO
                                         NOVEMBER 30,
                                         1995 (A),(B)
                                        INSTITUTIONAL
                                           SHARES
                                     -------------------
Net Asset Value,
  Beginning of Period .................   $  1.00
                                          -------
Investment Activities
  Net investment income ...............     0.042
                                          -------
Distributions
  Net investment income ...............    (0.042)
                                          -------

Net Asset Value, End of Period ........   $  1.00


Total Return ..........................      4.94%(c)

Ratios/Supplemental Data:
Net Assets at end of period (000) .....   $    28

Ratio of expenses to average net
  assets (including waivers) ..........      0.92%(d)

Ratio of net investment income
  to average net assets
  (including waivers) .................      5.76%(d)

Ratio of expenses to average net assets
  (before waivers)* ...................      1.07%(d)

Ratio of net investment income to
  average net assets (before waivers)*       5.61%(d)


--------------

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a)      Period from commencement of operations.

(b) On December 2, 1991 the Portfolio issued a series of shares which were designated as "Trust" Shares. In addition, on April 20, 1992, the Portfolio issued a second series of shares which were designated as "Investor" Shares and on January 26, 1995, the Portfolio issued a third series of shares which were designated as "Institutional" Shares. On September 27, 1994 the Portfolio redesignated the "Investor" shares as "Investor A" shares.

(c) Represents total return for Investor A Shares from December 1, 1994 to January 25, 1995 plus the total return for Institutional Shares from January 26, 1995 to November 30, 1995.

(d)      Annualized.

                        GROWTH & INCOME EQUITY PORTFOLIO
               (FOR A SHARE(A) OUTSTANDING THROUGHOUT EACH PERIOD)

                                                                               YEAR ENDED NOVEMBER 30,
                                   -------------------------------------------------------------------------------  June 2,
                                       1995         1994(a)     1993        1992      1991                          1988 to
                                   Institutional Institutional Investor    Investor  Investor                      November 30,
                                      Shares        Shares     Shares      Shares    Shares     1990       1989      1988(b)
                                      -------       -------    -------     ------    ------    -------    -------   -------
Net Asset Value,
  Beginning of Period .............   $ 12.70       $ 14.74    $ 14.49     $12.33    $11.22    $ 12.41    $ 10.25   $ 10.00
                                      -------       -------    -------     ------    ------    -------    -------   -------
Investment Activities
  Net investment income ...........      0.23          0.20       0.25       0.25      0.39       0.39       0.41      0.28

  Net realized and unrealized gains
    (losses) from investments .....      3.74         (0.17)      1.06       2.24      1.47      (0.56)      2.29      0.06
                                      -------       -------    -------     ------    ------    -------    -------   -------
  Total from Investment Activities       3.97          0.03       1.31       2.49      1.86      (0.17)      2.70      0.34
                                      -------       -------    -------     ------    ------    -------    -------   -------

Distributions
  Net investment income ...........     (0.24)        (0.21)     (0.25)     (0.26)    (0.39)     (0.39)     (0.51)    (0.09)

  Net realized gains ..............     (0.14)        (0.18)     (0.81)     (0.07)    (0.36)     (0.63)     (0.03)

  In excess of net realized gains .                   (1.68)
                                      -------       -------    -------     ------    ------    -------    -------   -------
  Total Distributions .............     (0.38)        (2.07)     (1.06)     (0.33)    (0.75)     (1.02)     (0.54)    (0.09)
                                      -------       -------    -------     ------    ------    -------    -------   -------
Net Asset Value, End of Period ....   $ 16.29       $ 12.70    $ 14.74     $14.49    $12.33    $ 11.22    $ 12.41   $ 10.25
                                      =======       =======    =======     ======    ======    =======    =======   =======
Total Return
                                        31.88%         0.19%      9.65%     20.59%    17.39%     (1.36)%    27.11%     3.46%(c),(d)

Ratios/Supplemental Data:
Net Assets at end of period (000) .   $40,228       $21,897    $11,157     $6,044    $3,254    $20,116    $17,892   $10,890

Ratio of expenses to average net
  assets (including waivers) ......      1.05%         1.05%      0.74%      0.71%     0.34%      0.35%      0.42%     0.41%(e)

Ratio of net investment income to
  average net assets (including
  waivers) ........................      1.58%         1.41%      1.74%      1.94%     3.50%      3.42%      3.69%     5.62%(e)

Ratio of expenses to average net
  assets (before waivers)* ........      1.15%         1.16%      0.96%      0.85%     1.05%      1.00%      1.07%     1.12%(e)

Ratio of net investment income to
  average net assets (before
  waivers)* .......................      1.48%         1.30%      1.52%      1.80%     2.79%      2.77%      3.04%     4.91%(e)

Portfolio turnover ................     58.50%           65%        41%        79%       78%       227%       133%       30%


* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) As of December 1, 1990, the Portfolio designated the existing series of Shares as "Investor" Shares. In addition, on January 3, 1994, the Portfolio issued a new series of Shares which were designated as "Institutional" Shares. The financial highlights presented for periods prior to January 3, 1994 represent financial highlights applicable to Investor Shares. On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares.


(b)      Period from commencement of operations.


(c)      Unaudited.

(d)      Not Annualized.

(e)      Annualized.

                            EMERGING GROWTH PORTFOLIO
               (FOR A SHARE(A) OUTSTANDING THROUGHOUT EACH PERIOD)
               ===================================================

                                        Year Ended        Year Ended      Year Ended     May 6, 1992
                                        November 30,      November 30,    November 30,  to November 30,
                                           1995            1994(a)           1993          1992(b)
                                          ------          ---------         ------        --------
                                       Institutional     Institutional     Investor       Investor
                                          Shares            Shares          Shares         Shares
Net Asset Value,
  Beginning of Period ...............   $    11.96       $    13.14      $    11.23      $    10.10
                                        ----------       ----------      ----------      ----------
Investment Activities
  Net investment income (loss) ......        (0.01)           (0.03)           0.03            0.02
  Net realized and unrealized gains
    from investments ................         2.36             0.86            2.14            1.13
                                        ----------       ----------      ----------      ----------

  Total from Investment Activities ..         2.35             0.83            2.17            1.15
                                        ----------       ----------      ----------      ----------
Distributions
  Net investment income .............                                         (0.05)          (0.02)
  Net realized gains ................        (0.91)           (1.78)          (0.21)
  In excess of net realized gains ...                         (0.23)
                                        ----------       ----------      ----------      ----------
  Total Distributions ...............       (O.91)            (2.01)          (0.26)          (0.02)
                                        ----------       ----------      ----------      ----------
Net Asset Value, End of Period ......   $    13.40       $    11.96      $    13.14      $    11.23
                                        ==========       ==========      ==========      ==========

Total Return ........................        21.43%            7.11%          19.75%          12.55%(c)

Ratios/Supplemental Data:
Net Assets at end of period (000)
                                        $   17,620       $    5,633      $    4,559      $      753

Ratio of expenses to average net
  assets (including waivers) ........         1.26%            1.25%           0.61%           0.30%(d)

Ratio of net investment income to
  average net assets (including
  waivers) ..........................        (0.11)%          (0.41)%          0.19%           0.78%(d)

Ratio of expenses to average net
  assets (before waivers)* ..........         1.36%            1.37%           1.23%           1.12%(d)

Ratio of net investment income to
  average net assets (before
  waivers)* .........................        (0.21)%          (0.53)%         (0.43)%    (0.04)%(d)

Portfolio turnover ..................        83.13%              85%             65%             56%

--------------------
* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) The Portfolio issued a series of Shares which were designated as "Investor" Shares on May 6, 1992. In addition, on January 3, 1994, the Portfolio issued a new series of Shares which were designated as "Institutional" Shares. The financial highlights presented for periods prior to January 3, 1994 represent financial highlights applicable to Investor Shares. On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares.

(b)      Period from commencement of operations.

(c)      Not Annualized.

(d)      Annualized.

                      GOVERNMENT & CORPORATE BOND PORTFOLIO
              (FOR A SHARE(A) OUTSTANDING THROUGHOUT EACH PERIOD)
             ======================================================

                                                                                   Year ended November 30,
                                       ----------------------------------------------------------------------------------

                                           1995             1994(a)          1993             1992              1991
                                       Institutional    Institutional       Investor        Investor          Investor
                                           Shares           Shares          Shares           Shares            Shares
                                           ------           ------          ------          -------           -------
Net Asset Value,
  Beginning of Period...............    $     9.64       $    10.65       $    10.26       $    10.15       $     9.71
                                        ----------       ----------       ----------       ----------       ----------

Investment Activities...............
  Net investment income                       0.61             0.60             0.64             0.66             0.75
  Net realized and unrealized gains
    (losses) from investments.......          0.89            (0.94)            0.39             0.11             0.48
                                        ----------       ----------       ----------       ----------       ----------

  Total from Investment Activities            1.50            (0.34)            1.03             0.77             1.23
                                        ----------       ----------       ----------       ----------       ----------

Distributions
  Net investment income.............         (0.61)           (0.60)           (0.64)           (0.66)           (0.79)
  In excess of net realized gains...                          (0.07)
                                        ----------       ----------       ----------       ----------       ----------
  Total Distributions...............         (0.61)           (0.67)           (0.64)           (0.66)           (0.79)
                                        ----------       ----------       ----------       ----------       ----------


Net Asset Value, End of Period......    $    10.53       $     9.64       $    10.65       $    10.26       $    10.15
                                        ==========       ==========       ==========       ==========       ==========

Total Return........................         15.98%           (3.32)%          10.23%            7.81%           12.79%

Ratios/Supplemental Data:
Net Assets at end of period (000)       $    9,413       $    5,965       $    3,737       $    2,490       $    2,010

Ratio of expenses to average net
  assets (including waivers)........          0.95%            0.96%            0.95%            0.93%            0.59%

Ratio of net investment income to
  average net assets (including
  waivers)..........................          6.01%            6.03%            6.00%            6.45%            7.77%

Ratio of expenses to average net
  assets (before waivers)*..........          1.05%            1.07%            1.05%            1.06%            1.14%

Ratio of net investment income to
  average net assets (before
  waivers)*.........................          5.91%            5.92%            5.90%            6.32%            7.22%

Portfolio turnover..................         59.32%              50%              31%              52%             105%

                  Year ended November 30,
---------------------------------------------------------------------------------------
                                                                             June 15,
                                                                             1988 to
                                                                           November 30,
                                            1990              1989           1988(b)
                                           ------            ------         --------
Net Asset Value,
  Beginning of Period ...............   $    10.12       $     9.91       $    10.00
                                        ----------       ----------       ----------

Investment Activities
  Net investment income .............         0.84             0.89             0.39
  Net realized and unrealized gains
    (losses) from investments .......        (0.41)            0.22            (0.13)
                                        ----------       ----------       ----------

  Total from Investment Activities ..         0.43             1.11             0.26
                                        ----------       ----------       ----------

Distributions
  Net investment income .............        (0.84)           (0.90)           (0.35)
  In excess of net realized gains ...
                                        ----------       ----------       ----------

  Total Distributions ...............        (0.84)           (0.90)           (0.35)
                                        ----------       ----------       ----------

Net Asset Value, End of Period ......   $     9.71       $    10.12       $     9.91
                                        ==========       ==========       ==========

Total Return ........................         4.96%           11.79%            2.66%(c)

Ratios/Supplemental Data:
Net Assets at end of period (000) ...   $   11,005       $   10,327       $    7,483

Ratio of expenses to average net
  assets (including waivers) .........        0.53%            0.44%            0.56%(d)

Ratio of net investment income to
  average net assets (including
  waivers) ...........................        8.69%            8.97%            8.47%(d)


Ratio of expenses to average net
  assets (before waivers)* ...........        1.08%            0.99%            1.17%(d)

Ratio of net investment income to
  average net assets (before
  waivers)* ..........................        8.14%            8.42%            7.86%(d)

Portfolio turnover ...................          75%             148%              22%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) As of December 1, 1990, the Portfolio designated the existing series of Shares as "Investor" Shares. In addition, on January 3, 1994, the Portfolio issued a new series of Shares which were designated as "Institutional" Shares. The financial highlights presented for periods prior to January 3, 1994 represent financial highlights applicable to Investor Shares. On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares.


(b)      Period from commencement of operations.


(c)      Not Annualized.

(d)      Annualized.

                      U.S. GOVERNMENT SECURITIES PORTFOLIO
               (FOR A SHARE(A) OUTSTANDING THROUGHOUT EACH PERIOD)
              ====================================================

                                                                         Year Ended November 30,
------------------------------------------------------------------------------------------------------------------

                                          1995            1994(a)          1993           1992             1991
                                      Institutional    Institutional     Investor       Investor         Investor
                                          Shares          Shares          Shares          Shares          Shares
                                          ------          ------         -------         -------         --------
Net Asset Value,
  Beginning of Period .............     $   10.02       $   11.20       $   10.80       $   10.68       $   10.21
                                        ---------       ---------       ---------       ---------       ---------
Investment Activities
  Net investment income ...........          0.63            0.61            0.59            0.62            0.75
  Net realized and unrealized gains
    (losses) from investments .....          0.80           (1.00)           0.47            0.13            0.47
                                        ---------       ---------       ---------       ---------       ---------

  Total from Investment Activities           1.43           (0.39)           1.06            0.75            1.22
                                        ---------       ---------       ---------       ---------       ---------
Distributions
  Net investment income ...........         (0.63)          (0.61)          (0.59)          (0.62)          (0.75)
  Net realized gains ..............                          0.00           (0.07)          (0.01)
  In excess of net realized gains .                         (0.18)
                                        ---------       ---------       ---------       ---------       ---------

  Total Distributions .............         (0.63)          (0.79)          (0.66)          (0.63)          (0.75)
                                        ---------       ---------       ---------       ---------       ---------
Net Asset Value, End of Period ....     $   10.82       $   10.02       $   11.20       $   10.80       $   10.68
                                        =========       ---------       =========       =========       =========
Total Return ......................         14.69%          (3.46)%         10.03%           7.20%          12.36%

Ratios/Supplemental Data:
Net Assets at end of period (000) .     $     667       $      51       $   9,567       $   7,499       $   5,791

Ratio of expenses to average net
  assets (including waivers) ......          0.97%           0.95%           0.97%           0.95%           0.82%

Ratio of net investment income to
  average net assets (including
  waivers) ........................          5.91%           6.54%           5.25%           5.72%           7.12%

Ratio of expenses to average net
  assets (before waivers)* ........          1.07%           1.16%           1.08%           1.09%           1.36%

Ratio of net investment income to
  average net assets (before
  waivers)* .......................          5.81%           6.33%           5.14%           5.58%           6.58%

Portfolio turnover ................         93.76%             50%             24%             74%             36%


                                          Year Ended November 30,
                                         -------------------------
                                                                        June 2, 1988
                                                                             to
                                                                         November 30,
                                           1990            1989           1988(b)
                                          ------          ------         --------
Net Asset Value,
  Beginning of Period .............     $   10.06       $    9.94       $   10.00
                                        ---------       ---------       ---------
Investment Activities
  Net investment income ...........          0.76            0.85            0.36
  Net realized and unrealized gains
    (losses) from investments .....          0.16            0.11           (0.06)
                                        ---------       ---------       ---------

  Total from Investment Activities           0.92            0.96            0.30
                                        ---------       ---------       ---------
Distributions
  Net investment income ...........         (0.77)          (0.84)          (0.36)
  Net realized gains ..............
  In excess of net realized gains .
                                        ---------       ---------       ---------
  Total Distributions .............         (0.77)          (0.84)          (0.36)
                                        ---------       ---------       ---------
Net Asset Value, End of Period ....     $   10.21       $   10.06       $    9.94
                                        =========       =========       =========
Total Return ......................          9.66%          10.04%           3.05%(c)

Ratios/Supplemental Data:
Net Assets at end of period (000) .     $   6,856       $   5,954       $   4,335

Ratio of expenses to average net
  assets (including waivers) ......          0.73%           0.74%           0.79%(d)

Ratio of net investment income to
  average net assets (including
  waivers) ........................          7.80%           8.50%           7.26%(d)

Ratio of expenses to average net
  assets (before waivers)* ........          1.28%           1.29%           1.40%(d)

Ratio of net investment income to
  average net assets (before
  waivers)* .......................          7.25%           7.95%           6.65%(d)

Portfolio turnover ................            53%             84%            215%

* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) As of December 1, 1990, the Portfolio designated the existing series of Shares as "Investor" Shares. In addition, on June 7, 1994, the Portfolio issued an additional series of Shares which were designated as "Institutional" Shares. The financial highlights presented for periods prior to June 7, 1994 represent financial highlights applicable to Investor Shares. On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares.

(b)      Period from commencement of operations.

(c)      Not Annualized.

(d)      Annualized.
[/R]

                               BALANCED PORTFOLIO
               (FOR A SHARE(A) OUTSTANDING THROUGHOUT EACH PERIOD)


                                         Year Ended       Year Ended     April 1, 1993
                                        November 30,      November 30,  to November 30,
                                           1995             1994(a)         1993(b)
                                          ------          ---------        --------
                                       Institutional    Institutional      Investor
                                          Shares           Shares           Shares
                                       -------------     ----------       ----------

Net Asset Value,
  Beginning of Period .............     $     9.60       $    10.22       $    10.00
                                        ----------       ----------       ----------
Investment Activities
  Net investment income ...........           0.31             0.28             0.23
  Net realized and unrealized gains
    from investments ..............           2.02            (0.48)             .15
                                        ----------       ----------       ----------

  Total from Investment Activities            2.33            (0.20)             .38
                                        ----------       ----------       ----------
Distributions
  Net investment income ...........          (0.31)           (0.29)           (0.16)
  Net realized gains ..............                            0.00
  In excess of net realized gains .                           (0.13)
                                        ----------       ----------       ----------

Total Distributions ...............          (0.31)           (0.42)           (0.16)
                                        ----------       ----------       ----------
Net Asset Value, End of Period ....     $    11.62       $     9.60       $    10.22
                                        ==========       ==========       ==========

Total Return ......................          24.67%           (2.00)%           3.86%(c)

Ratios/Supplemental Data:
Net Assets at end of period (000)

                                        $   36,827       $   22,723       $    1,978

Ratio of expenses to average net
  assets (including waivers) ......           1.27%            1.27%            0.56%(d)

Ratio of net investment income to
  average net assets (including
  waivers) ........................           2.97%            2.77%            3.42%(d)

Ratio of expenses to average net
  assets (before waivers)* ........           1.37%            1.40%            1.21%(d)

Ratio of net investment income to
  average net assets (before
  waivers)* .......................           2.87%            2.64%            2.77%(d)

Portfolio turnover ................          58.16%              49%              26%



* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) The Portfolio issued a series of Shares which were designated as "Investor" Shares on April 1, 1993. In addition, on January 3, 1994, the Portfolio issued a new series of Shares which were designated as "Institutional" Shares. The financial highlights presented for periods prior to January 3, 1994 represent financial highlights applicable to Investor Shares. On September 27, 1994, the Portfolio redesignated the Investor Shares as "Investor A" Shares.

(b)      Period from commencement of operations.

(c)      Not Annualized.

(d)      Annualized.

                         INTERNATIONAL EQUITY PORTFOLIO
               (FOR A SHARE(A) OUTSTANDING THROUGHOUT EACH PERIOD)




                                                      YEAR ENDED
                                                      NOVEMBER 30,   April 4, 1994 to
                                                          1995      November 30, 1994(a)
                                                         ------     ------------------
                                                     INSTITUTIONAL    Institutional
                                                         SHARES          Shares
                                                         ------          ------
Net Asset Value,

  Beginning of Period ...........................     $    9.90       $   10.00

Investment Activities

  Net investment income .........................          0.01           (0.01)
  Net realized and unrealized gains (losses) from
   investments and foreign currency .............          0.86           (0.09)
                                                      ---------       ---------

  Total from Investment Activities ..............          0.87           (0.10)
                                                      ---------       ---------
Distributions
  Net realized gain .............................         (0.01)           0.00
                                                      ---------       ---------

  Tax return of capital .........................         (0.01)           0.00
                                                      ---------       ---------

  Total Distributions ...........................         (0.02)           0.00
                                                      ---------       ---------
Net Asset Value,
  End of Period .................................     $   10.75       $    9.90
                                                      =========       =========

Total Return ....................................          8.78%      (1.00)%(b)

Ratios/Supplemental Data:
Net Assets at end of period (000) ...............     $   2,159       $     197

Ratio of expenses to average net
  assets (including waivers) ....................          1.44%           1.70%(c)

Ratio of net investment income to average
  net assets (including waivers) ................          0.13%          (0.48%)(c)

Ratio of expenses to average net assets
  (before waivers)* .............................          1.75%           2.17%(c)

Ratio of net investment income to
  average net assets (before
  waivers)* .....................................         (0.18)%         (0.94)%(c)

Portfolio turnover ..............................         62.78%             21%



* During the period, certain fees were voluntarily reduced. If such voluntary fee reductions had not occurred, the ratios would have been as indicated.

(a) On April 4, 1994, the Portfolio issued a series of Shares which were designated as "Trust" Shares. In addition, on April 24, 1994, the Portfolio issued an additional series of Shares which were designated as "Institutional" Shares. The financial highlights presented for the period April 4, 1994 to April 24, 1994 represent financial highlights applicable to Trust Shares.

(b)      Not Annualized.

(c)      Annualized.

             INVESTMENT OBJECTIVES, POLICIES AND RISK CONSIDERATIONS

         The investment objective of a Portfolio may not be changed without the affirmative vote of a majority of the outstanding Shares of the Portfolio. Although management will use its best efforts to achieve the investment objective of each Portfolio, there can be no assurance that it will be able to do so. The Money Market and Treasury Money Market Portfolios are "money market" funds that invest in instruments with remaining maturities of 397 days or less (with certain exceptions) and with dollar-weighted average portfolio maturities of 90 days or less, subject to the quality, diversification and other requirements of Rule 2a-7 under the Investment Company Act of 1940, as amended (the "1940 Act") and other rules of the Securities and Exchange Commission (the "SEC").


THE MONEY MARKET PORTFOLIO

         The Money Market Portfolio's investment objective is to seek current income with liquidity and stability of principal. In pursuing its investment objective, the Money Market Portfolio invests substantially all of its assets in a broad range of money market instruments. These instruments include obligations of the U.S. Government, U.S. dollar-denominated foreign securities, obligations of U.S. and foreign banks and savings and loan institutions and commercial obligations that meet the applicable quality requirements described below.

         The Money Market Portfolio will purchase only "First Tier Eligible Securities" (as defined by the SEC) that present minimal credit risks as determined by the Adviser pursuant to guidelines approved by the Fund's Board of Directors. First Tier Eligible Securities consist of (i) securities that either
(a) have short-term debt ratings at the time of purchase in the highest rating category by at least two unaffiliated nationally recognized statistical rating organizations ("Rating Agencies") (or one Rating Agency if the security was rated by only one Rating Agency), or (b) are issued by issuers with such ratings, and (ii) certain securities that are unrated (including securities of issuers that have long-term but not short-term ratings) but are of comparable quality as determined in accordance with guidelines approved by the Board of Directors. The applicable ratings by Rating Agencies are described in Appendix A to the Statement of Additional Information. The following descriptions illustrate the types of instruments in which the Money Market Portfolio invests.

         Banking Obligations. The Money Market Portfolio may purchase obligations of issuers in the banking industry, such as certificates of deposit, letters of credit, bankers' acceptances and time deposits, including U.S. dollar-denominated instruments issued or supported by the credit of U.S. or foreign banks or savings institutions having total assets at the time of purchase in excess of $1 billion. The Money Market Portfolio may invest in obligations of foreign banks or foreign branches of U.S. banks in amounts not in excess of 25% of its assets where the Adviser deems the instrument to present minimal credit risks. (See "Risk Factors -- Risks Associated with Foreign Securities and Currencies" below.) The Money Market Portfolio may also make interest-bearing savings deposits in commercial and savings banks in amounts not in excess of 5% of the value of its total assets.

         Commercial Paper and Variable and Floating Rate Instruments. The Money Market Portfolio may invest in commercial paper, including asset-backed commercial paper representing interests in a pool of corporate receivables, dollar-denominated obligations issued by domestic and foreign bank holding companies, and corporate bonds that meet the quality and maturity requirements described above. The Money Market Portfolio may also invest in variable or floating rate notes that may have a stated maturity in excess of thirteen months but will, in any event, permit the Portfolio to demand payment of the principal of the instrument at least once every thirteen months upon no more than 30 days' notice (unless the instrument is guaranteed by the U.S. Government or an agency or instrumentality thereof). Such instruments may include variable amount master demand notes, which are unsecured instruments that permit the indebtedness thereunder to vary in addition to providing for periodic adjustments in the interest rate. Unrated variable and floating rate instruments will be determined by the Adviser (under the supervision of the Board of Directors) to be of comparable quality at the time of purchase to First Tier Eligible Securities. There may be no active secondary market in the instruments, which could make it difficult for the Portfolio to dispose of an instrument in the event the issuer were to default on its payment obligation or during periods that the Portfolio could not exercise its demand rights. The Portfolio could, for these or other reasons, suffer a loss with respect to such instruments. Variable and floating rate instruments held by the Portfolio will be subject to the Portfolio's 10% limitation on illiquid investments when the Portfolio may not demand payment of the principal amount within seven days and a liquid trading market is absent.


         Government Obligations. The Money Market Portfolio may invest in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities. In addition, the Portfolio may, when deemed appropriate by the Adviser, invest in short-term obligations issued by state and local governmental issuers that meet the quality requirements described above and, as a result of the Tax Reform Act of 1986, carry yields that are competitive with those of other types of money market instruments of comparable quality.

THE TREASURY MONEY MARKET PORTFOLIO


         The Treasury Money Market Portfolio's investment objective is to seek a high level of current income exempt from state income tax consistent with liquidity and security of principal. In pursuing its investment objective, the Portfolio invests in selected money market obligations issued by the U.S. Government (or its agencies and instrumentalities) that are guaranteed as to principal and interest by the U.S. Government, the interest on which is generally exempt from state income tax. Securities that are generally eligible for this exemption include those issued by the U.S. Treasury (bills, certificates of indebtedness, notes and certain bonds) and certain U.S. Government agencies and instrumentalities, including the General Services Administration and Small Business Administration. Each investor should consult his or her tax advisor to determine whether distributions from the Portfolio are exempt from state income tax in the investor's home state. Under normal market conditions, the Portfolio intends to invest substantially all (but not less than 65%) of its total assets in securities with the above characteristics and (except to the extent discussed below) will not enter into repurchase agreements or purchase any U.S. Government security that the Adviser believes is subject to state income tax.

         Under extraordinary circumstances, such as when appropriate exempt securities are unavailable or pending investment, the Treasury Money Market Portfolio may temporarily hold cash or invest in repurchase agreements collateralized by U.S. Government securities, other U.S. Government agency or instrumentality securities, securities of other investment companies that invest in securities in which the Portfolio is permitted to invest, or cash equivalents.

THE GROWTH & INCOME EQUITY PORTFOLIO

         The Growth & Income Equity Portfolio's investment objective is to provide long-term capital growth, with income a secondary consideration. In pursuing its investment objective, the Portfolio normally invests substantially all of its assets in common stock, preferred stock, rights, warrants and securities convertible into common stock. The Adviser selects stocks based on a number of factors, including historical and projected earnings, growth and asset value, earnings compared to stock prices generally (as measured by the S&P 500 Index), and consistency of earnings growth and earnings quality. Stocks purchased for the Portfolio generally will be listed on a national securities exchange or will be unlisted securities with an established over-the-counter market. A convertible security may be purchased for the Portfolio when, in the Adviser's opinion, the price and yield of the convertible security is favorable compared to the price and yield of the common stock.

The stocks or securities in which the Portfolio invests may be expected to produce some income but income is not a major criterion in their selection. In general, the Portfolio's stocks and securities will be diversified over a number of industry groups in an effort to reduce the risks inherent in such investments.


         The Growth & Income Equity Portfolio may indirectly invest in foreign securities through the purchase of American Depository Receipts ("ADRs") and European Depository Receipts ("EDRs") but will not do so if, immediately after and as a result of the purchase, the value of ADRs and EDRs would exceed 15% of the Portfolio's total assets. (For further information, see "Other Applicable Policies -- Foreign Securities" below and the Statement of Additional Information under "Investment Objectives and Policies -- ADRs and EDRs.") The Portfolio may also invest in Canadian securities listed on a national securities exchange.


         The Growth & Income Equity Portfolio reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 12 months or less) at such times and in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. Short-term obligations include, but are not limited to, commercial paper, bankers' acceptances, certificates of deposit, demand and time deposits of domestic and foreign banks and savings and loan associations, repurchase agreements, and obligations issued or guaranteed by the U.S. Government or its agencies or instrumentalities.


THE EMERGING GROWTH PORTFOLIO


         The Emerging Growth Portfolio's investment objective is capital appreciation. Current income is an incidental consideration in the selection of portfolio securities. In pursuing its investment objective, the Portfolio normally invests primarily in common stock of emerging or established small- to medium-sized companies with above-average potential for price appreciation. The Portfolio may invest in preferred stock, rights, warrants, and securities convertible into common stock. It may invest a portion of its assets in established larger companies that, in the opinion of the Adviser, offer improved growth possibilities because of rejuvenated management, product changes, or other developments that might stimulate earnings or asset growth, or in companies that seem undervalued relative to their underlying assets. The Portfolio does not intend to invest more than 5% of the value of its total assets in the securities of unseasoned companies, that is, companies (or their predecessors) with less than three years' continuous operation.


         The Emerging Growth Portfolio may also invest a portion of its assets in smaller companies that have limited specialized-product lines, markets or financial resources, or are dependent upon one-person management. The securities of such smaller companies may have limited marketability, may be subject to more abrupt or erratic market movements than securities of larger companies or the market averages in general, and may involve greater risk than is customarily associated with more established companies. To qualify for investment by the Portfolio, however, a company will be expected to have, in the opinion of the Adviser, above-average possibilities for capital appreciation (when compared with the average appreciation of companies whose securities are included in the S&P 500 Index).


         The Emerging Growth Portfolio uses a research intensive approach and valuation techniques that emphasize earnings and asset growth. The Adviser selects stocks based on a number of factors, including historical and projected earnings, asset value, potential for price appreciation and earnings growth, and quality of products manufactured and/or services offered. Stocks purchased for the Portfolio may be listed on a national securities exchange or may be unlisted securities with or without an established over-the-counter market. The Portfolio may also invest in initial public offerings of new companies that demonstrate the potential for price appreciation. A convertible security may be purchased for the Portfolio when, in the Adviser's opinion, the price of the convertible security is favorable compared to the price of the common stock. In general, the Portfolio's stocks and other securities will be diversified over a number of industry groups in an effort to reduce the risks inherent in such investments.


         The Emerging Growth Portfolio may indirectly invest in foreign securities through the purchase of such obligations as ADRs and EDRs but will not do so if, immediately after and as a result of the purchase, the value of ADRs and EDRs would exceed 25% of the Portfolio's total assets. (For further information, see "The Growth & Income Equity Portfolio" above, "Other Applicable Policies -- Foreign Securities" below, and the Statement of Additional Information under "Investment Objectives and Policies -- ADRs and EDRs.") The Portfolio may also invest in securities issued by Canadian corporations and Canadian counterparts of U.S. corporations, which may or may not be listed on a national securities exchange or traded in over-the-counter markets.


         The Emerging Growth Portfolio reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 12 months or less) at such times and in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. See "The Growth & Income Equity Portfolio" above for a description of the types of short-term obligations in which the Portfolio may invest.

THE GOVERNMENT & CORPORATE BOND PORTFOLIO

         The Government & Corporate Bond Portfolio's investment objective is to seek the highest level of current income consistent with conservation of capital. In pursuing its investment objective, the Portfolio intends to invest at least 65% of its assets in fixed-income and related debt securities rated in one of the three highest rating categories assigned by a Rating Agency at the time of purchase or in unrated investments deemed by the Adviser to be of comparable quality pursuant to guidelines approved by the Fund's Board of Directors. Debt securities may include a broad range of fixed and variable rate bonds, debentures, notes, and securities convertible into or exchangeable for common stock; dollar-denominated debt obligations of foreign issuers, including foreign corporations and governments; and first mortgage loans, income participation loans, participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. Government, its agencies or instrumentalities, collateralized mortgage obligations and other mortgage-related securities, and other asset-backed securities. The Portfolio may invest up to 10% of its total assets at the time of purchase in dollar-denominated debt obligations of foreign issuers, either directly or through ADRs and EDRs, and up to 25% of its total assets at the time of purchase in non-mortgage asset-backed securities, respectively. (See "Other Applicable Policies -- Foreign Securities" below and the Statement of Additional Information under "Investment Objectives and Policies -- ADRs and EDRs.")

         The Government & Corporate Bond Portfolio may purchase debt securities which are rated at the time of purchase within the four highest rating categories assigned by Rating Agencies or unrated debt securities (including convertible securities) which the Adviser believes present attractive opportunities and are of at least comparable quality to instruments so rated. The Portfolio's dollar-weighted average portfolio quality is expected to be at least "A" or higher. Securities rated in the lowest of the above four rating categories have speculative characteristics, even though they are of investment-grade quality, and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case with higher grade securities. Such securities will be purchased (and retained) only when the Adviser believes the issuers have an adequate capacity to pay interest and repay principal. (For a description of the rating categories of Rating Agencies, see Appendix A to the Statement of Additional Information.) In making investment decisions, the Adviser will consider a number of factors including current yield, maturity, yield to maturity, anticipated changes in interest rates, and the overall quality of the investment. The Portfolio seeks to provide a current yield greater than that generally available from money market instruments.

         The Government & Corporate Bond Portfolio may purchase asset-backed securities (i.e., securities backed by mortgages, installment sale contracts, corporate receivables, credit card receivables or other assets) that are issued by entities such as the Government National Mortgage Association ("GNMA"), Federal National Mortgage Association ("FNMA"), Federal Home Loan Mortgage Corporation ("FHLMC") and private issuers such as commercial banks, financial companies, finance subsidiaries of industrial companies, savings and loan associations, mortgage banks, and investment banks. To the extent that the Portfolio invests in asset-backed securities issued by companies that are investment companies under the 1940 Act, such acquisitions will be subject to the percentage limitations prescribed by the 1940 Act. (See "Other Applicable Policies -- Securities of Other Investment Companies" below.)


         Presently there are several types of mortgage-backed securities, including guaranteed mortgage pass-through certificates, which provide the holder with a pro-rata interest in the underlying mortgages, and collateralized mortgage obligations ("CMOs"), which provide the holder with a specified interest in the cash flow of a pool of underlying mortgages or other mortgage-backed securities. CMOs are issued in multiple classes, each with a specified fixed or floating interest rate and a final distribution date. The relative payment rights of the various CMO classes may be subject to greater volatility and interest-rate risk than other types of mortgage-backed securities. The average life of asset-backed securities varies with the underlying instruments or assets and market conditions, which in the case of mortgages have maximum maturities of forty years. The average life of a mortgage-backed instrument, in particular, is likely to be substantially less than the original maturity of the mortgages underlying the securities as the result of unscheduled principal payments and mortgage prepayments. The relationship between mortgage prepayment and interest rates may give some high-yielding mortgage-backed securities less potential for growth in value than conventional bonds with comparable maturities. In addition, in periods of falling interest rates, the rate of mortgage prepayments tends to increase. During such periods, the reinvestment of prepayment proceeds by the Government & Corporate Bond Portfolio will generally be at lower rates than the rates that were carried by the obligations that have been prepaid. When interest rates rise, the value of an asset-backed security generally will decline; however, when interest rates decline, the value of an asset-backed security with prepayment features may not increase as much as that of other fixed-income securities. Because of these and other reasons, an asset-backed security's total return may be difficult to predict precisely.

         In general, the collateral supporting non-mortgage assetbacked securities is of shorter maturity than mortgage loans and is less likely to experience substantial prepayments. Nonmortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities arising primarily from the nature of the underlying assets (i.e., credit card and automobile loan receivables as opposed to real estate mortgages). For example, credit card receivables are generally unsecured and the repossession of automobiles and other personal property upon the default of the debtor may be difficult or impracticable in some cases.


         The Government & Corporate Bond Portfolio reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 12 months or less) at such times and in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. See "The Growth & Income Equity Portfolio" above for a description of the types of short-term obligations in which the Portfolio may invest.

THE U.S. GOVERNMENT SECURITIES PORTFOLIO

         The U.S. Government Securities Portfolio's investment objective is to seek a high rate of current income that is consistent with relative stability of principal. In pursuing its investment objective, the Portfolio invests in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities normally having remaining maturities of 1 to 30 years and repurchase agreements relating to such obligations. (For further information, see "Other Applicable Policies -- U.S. Government Obligations" below.)

         Consistent with its investment policies, the U.S. Government Securities Portfolio may invest in mortgage-backed securities, including those representing an undivided ownership interest in a pool of mortgage loans, such as certificates issued by GNMA, FNMA, and FHLMC and CMOs. (For further information regarding these instruments, see "The Government & Corporate Bond Portfolio" above.)

THE BALANCED PORTFOLIO

         The Balanced Portfolio's investment objective is to maximize total return through a combination of growth of capital and current income consistent with the preservation of capital. The Portfolio seeks to achieve its objective by using a disciplined approach of allocating assets primarily among three major asset groups, i.e. equity securities, fixed-income securities and cash equivalents. In pursuing the Portfolio's investment objective, the Adviser allocates the Portfolio's assets based upon its evaluation of the relative attractiveness of the major asset groups. In an effort to better quantify the relative attractiveness of the major asset groups over a one- to three-year period of time, the Adviser has incorporated into its asset allocation decision-making process several dynamic computer models which it has created. The purpose of these models is to show the statistical impact of the Adviser's economic outlook upon the future returns of each asset group. The models are especially sensitive to the forecasts for inflation, interest rates and long term corporate earnings growth. Investment returns are normally heavily impacted by such variables and their expected changes over time. Therefore, the Adviser's method attempts to take advantage of changing economic conditions by increasing or decreasing the ratio of stocks to bonds in the Portfolio. For example, if the Adviser expected more rapid economic growth leading to better corporate earnings, it would increase the Portfolio's holdings of equity securities and reduce its holdings of fixed income securities and cash equivalents.


         Under normal market conditions, the Balanced Portfolio's policy is generally to invest at least 25% of the value of its total assets in fixed-income securities and no more than 75% in equity securities. The actual percentage of assets invested in equity securities, fixed-income securities and cash equivalents will vary from time to time, depending on the judgment of the Adviser as to general market and economic conditions, trends and yields, interest rates and fiscal and monetary developments.

         The equity securities in which the Balanced Portfolio normally invests include common stock, preferred stock, rights, warrants and securities convertible into common or preferred stock. (For further information regarding these instruments, see "The Growth & Income Equity Portfolio" above.)

         The fixed-income securities in which the Balanced Portfolio invests include U.S. Government securities or other fixed income and related debt securities rated in one of the four highest rating categories assigned by a Rating Agency at the time of purchase or in unrated investments deemed by the Adviser to be of comparable quality pursuant to guidelines approved by the Fund's Board of Directors. (For further information regarding these instruments, see "The Government & Corporate Bond Portfolio" above.)

         The Balanced Portfolio may purchase asset-backed securities. (For further information regarding these instruments, see "The Government & Corporate Bond Portfolio" above and "Other Applicable Policies -- Securities of Other Investment Companies" below.)

         The Balanced Portfolio reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of

12 months or less) at such times and in such proportions as, in the opinion of the Adviser, prevailing market or economic conditions warrant. See "The Growth & Income Equity Portfolio" above for a description of the types of short-term obligations in which the Portfolio may invest.


THE INTERNATIONAL EQUITY PORTFOLIO


         The International Equity Portfolio's investment objective is to provide capital growth consistent with reasonable investment risk. The Portfolio seeks to achieve this objective by investing principally in foreign equity securities, most of which will be denominated in foreign currencies. During normal market conditions, the Portfolio will invest substantially all of its assets in securities of companies which derive more than 50% of their gross revenues from, or have more than 50% of their assets outside, the United States. Additionally, under normal market conditions, the Portfolio will invest in equity securities from at least three different countries (excluding the United States). However, the Portfolio may invest all its assets in a single country during temporary defensive periods.

         The International Equity Portfolio expects to invest at least half of its assets in securities of companies located either in developed countries in Western Europe or in Japan, although it may also purchase securities of companies located in other developed countries and developing countries. (For further information, see "Risk Factors -- Risks Associated with Foreign Securities and Currencies" below.)


         By investing in foreign securities, the International Equity Portfolio will attempt to take advantage of differences between economic trends and the performance of securities markets in various countries, regions and geographic areas. The Portfolio will achieve diversification by investing in securities from various countries and geographic areas that offer different investment opportunities and are affected by different economic trends. The multinational character of the Portfolio's investments should reduce the effect that events in any one country or geographic area will have on its investment holdings. Of course, negative movement by one of the Portfolio's investments in one foreign market may offset gains from the Portfolio's investments in another market.

         Equity securities in which the International Equity Portfolio may invest include common stock, preferred stock, rights, warrants and securities convertible into common stock. A convertible security may be purchased for the Portfolio when, in the Adviser's or Sub-Adviser's opinion, the price and yield of the convertible security is favorable compared to the price and yield of the common stock.

         During temporary defensive periods, when deemed necessary by the Adviser or Sub-Adviser, the International Equity Portfolio may invest up to 100% of its assets in U.S. Government obligations or debt obligations of companies incorporated and having their principal business activities in the United States. The Portfolio does not intend to invest in such securities for the purpose of meeting its investment objective.

         The International Equity Portfolio may also invest, without limitation, in foreign securities through the purchase of ADRs and EDRs. (For further information, see "Risk Factors -- Risks Associated with Foreign Securities and Currencies" below and the Statement of Additional Information under "Investment Objectives and Policies -- ADRs and EDRs.")

         The International Equity Portfolio reserves the right to hold as a temporary defensive measure up to 100% of its total assets in cash and short-term obligations (having remaining maturities of 12 months or less) at such times and in such proportions as, in the opinion of the Adviser or Sub-Adviser, prevailing market or economic conditions warrant. See "The Growth & Income Equity Portfolio" above for a description of the types of short-term obligations in which the Portfolio may invest.

         Although investing in any mutual fund has certain inherent risks, an investment in the International Equity Portfolio may have even greater risks than investments in most other types of mutual funds. The Portfolio is not a complete investment program, and it may not be appropriate for investors who cannot financially bear the loss of at least a significant portion of their investment. The Portfolio's net asset value per Share is subject to rapid and substantial changes because greater risk is assumed in seeking the Portfolio's objective. See "Risk Factors -- Risks Associated with Foreign Securities and Currencies" below.


RISK FACTORS


         MARKET RISK. The Growth & Income Equity, Emerging Growth and International Equity Portfolios invest primarily, and the Balanced Portfolio invests to a significant degree, in equity securities. As with other mutual funds that invest primarily or to a significant degree in equity securities, these Portfolios are subject to market risks. That is, the possibility exists that common stocks will decline over short or even extended periods of time and both the U.S. and certain foreign equity markets tend to be cyclical, experiencing both periods when stock prices generally increase and periods when stock prices generally decrease.

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         INTEREST RATE RISK. Generally, the market value of fixed-income securities held by the Money Market, Treasury Money Market, Government & Corporate Bond, U.S. Government Securities and Balanced Portfolios can be expected to vary inversely to changes in prevailing interest rates. During periods of declining interest rates, the market value of investment portfolios comprised primarily of fixed income securities will tend to increase, and during periods of rising interest rates, the market value will tend to decrease. Fixed income securities with longer maturities, which tend to produce higher yields, are subject to potentially greater capital appreciation and depreciation than obligations with shorter maturities. Changes in the financial strength of an issuer or changes in the ratings of any particular security may also offset the value of these investments. Fluctuations in the market value of fixed income securities subsequent to their acquisition will not offset cash income from such securities but will be reflected in a Portfolio's net asset value.

         RISKS ASSOCIATED WITH FOREIGN SECURITIES AND CURRENCIES. Investments in securities of foreign issuers, whether made directly or indirectly, carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws or restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those countries.

         There may be less publicly available information about a foreign company than about a U.S. company, and foreign companies may not be subject to accounting, auditing and financial reporting standards and requirements comparable to or as uniform as those of U.S.-based companies. Foreign securities markets, while growing in volume, have, for the most part, substantially less volume than U.S. markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable U.S.-based companies. There is generally less government supervision and regulation of foreign exchanges, brokers and issuers than there is in the United States. In the event of a default by the issuer of a foreign security, it may be more difficult to obtain or enforce a judgment against such issuer than it would be against a domestic issuer. In addition, foreign banks and foreign branches of U.S. banks are subject to less stringent reserve requirements and to different accounting, auditing, reporting, and recordkeeping standards than those applicable to domestic branches of U.S. banks.

         Certain of the risks associated with international investments are heightened with respect to investments in developing countries. The risks of expropriation, nationalization and social, political and economic instability are greater in those countries than in more developed capital markets. In addition, developing countries may have economies based on only a few industries and small securities markets with a low volume of trading. Certain countries may also impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available to the International Equity Portfolio and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

         Certain countries may also impose restrictions on the International Equity Portfolio's ability to repatriate investment income or capital. Even when there is no outright restriction on repatriation of investment income or capital, the mechanics of repatriation may affect certain aspects of the operations of the International Equity Portfolio.

         Governments of many developing countries exercise substantial influence over many aspects of the private sector. In some countries, the government may own or control many companies, including the largest company or companies. As such, government actions in the future could have a significant effect on economic conditions in these countries, affecting private sector companies, the International Equity Portfolio and the value of its portfolio securities.


         Since the International Equity Portfolio will invest substantially in securities denominated or quoted in currencies other than the U.S. dollar, changes in foreign currency exchange rates will affect the value of securities in the International Equity Portfolio and the unrealized appreciation or depreciation of investments so far as U.S. investors are concerned. Foreign currency exchange rates are determined by forces of supply and demand on the foreign exchange markets and the regulatory control of the exchanges on which the currencies trade. These forces are themselves affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. Costs are incurred in connection with conversions between various currencies.


         The expense ratio of the International Equity Portfolio can be expected to be higher than that of funds investing in domestic securities. The costs attributable to investing abroad are usually higher for several reasons, such as the higher cost of investment research, higher cost of custody of foreign securities, higher commissions paid on comparable transactions on foreign markets and additional costs arising from delays in settlements of transactions involving foreign securities.


         Interest and dividends payable on the International Equity Portfolio's foreign portfolio securities may be subject to foreign withholding taxes. To the extent such taxes are not offset by credits or deductions allowed to investors under U.S. federal income tax provisions, they may reduce the net return to the Portfolio's shareholders. (For further information, see "Taxes.")

         In addition to the International Equity Portfolio, other Portfolios may be subject to certain of the risks described above in connection with investment in foreign securities. As stated above, the Money Market Portfolio may acquire U.S. dollar-denominated securities of foreign corporations as well as certain types of bank instruments issued or supported by the credit of foreign banks or foreign branches of domestic banks where the Adviser deems the investment to present minimal credit risks. The Government & Corporate Bond Portfolio may acquire dollar-denominated debt obligations of foreign issuers and the Growth & Income Equity, Emerging Growth, Government & Corporate Bond, Balanced and International Equity Portfolios may acquire ADRs and EDRs.

OTHER APPLICABLE POLICIES

         U.S. GOVERNMENT OBLIGATIONS. Securities issued or guaranteed by the U.S. Government, its agencies and instrumentalities have historically involved little risk of loss of principal if held to maturity. However, due to fluctuations in interest rates, the market value of such securities may vary during the period a shareholder owns Shares of a Portfolio. Certain U.S. Government securities held by the Money Market or Treasury Money Market Portfolios may have remaining maturities exceeding thirteen months if such securities provide for adjustments in their interest rates no less frequently than every thirteen months. Examples of the types of U.S. Government obligations that may be held by the Portfolios, subject to their respective investment objectives and policies, include, in addition to U.S. Treasury bonds, notes and bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, GNMA, FNMA, FHLMC, General Services Administration, Student Loan Marketing Association, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Resolution Trust Corporation, and Maritime Administration. Obligations of certain agencies and instrumentalities of the U.S. Government, such as those of GNMA, are supported by the full faith and credit of the U.S. Treasury; others, such as the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of FNMA, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. There is no assurance that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.


         STRIPPED GOVERNMENT SECURITIES. To the extent consistent with their respective investment policies, each Portfolio may invest in bills, notes and bonds (including zero coupon bonds) issued by the U.S. Treasury. In addition, each Portfolio may also invest in "stripped" U.S. Treasury obligations offered under the Separate Trading of Registered Interest and Principal Securities ("STRIPS") program or Coupon Under Book-Entry Safekeeping ("CUBES") program or other stripped securities issued directly by agencies or instrumentalities of the U.S. Government (and, with respect to the Treasury Money Market Portfolio only, that are also guaranteed as to principal and interest by the U.S. Government). STRIPS and CUBES are direct obligations of the U.S. Government that clear through the Federal Reserve System. The Money Market, Growth & Income Equity, Emerging Growth, Government & Corporate Bond, and Balanced Portfolios may also purchase U.S. Treasury and agency securities that are stripped by brokerage firms and custodian banks and sold under proprietary names. These stripped securities are resold in custodial receipt programs with a number of different names (such as TIGRs and CATS) and are not considered U.S. Government securities for purposes of the 1940 Act.


         Stripped securities are issued at a discount to their "face value" and may exhibit greater price volatility than ordinary debt securities because of the manner in which their principal and interest are returned to investors. The Adviser will consider the liquidity needs of a Portfolio when any investments in zero coupon obligations or other principal-only obligations are made.


         REPURCHASE AGREEMENTS. Under certain circumstances described above and subject to their respective investment policies, each Portfolio may agree to purchase U.S. Government securities from financial institutions such as banks and broker-dealers, subject to the seller's agreement to repurchase them at a mutually agreed-upon date and price ("repurchase agreements"). A Portfolio will enter into repurchase agreements only with financial institutions such as banks and broker-dealers that the Adviser or Sub-Adviser believes to be creditworthy. During the term of any repurchase agreement, the Adviser or Sub-Adviser will continue to monitor the creditworthiness of the seller and will require the seller to maintain the value of the securities subject to the agreement at not less than 102% of the repurchase price (including accrued interest). Default by a seller could expose a Portfolio to possible loss because of adverse market action or possible delay in disposing of the underlying obligations. Because of the seller's repurchase obligations, the securities subject to repurchase agreements do not have maturity limitations. Although no Portfolio presently intends to enter into repurchase agreements providing for settlement in more than seven days, each Portfolio does have the authority to do so subject to its limitation on the purchase of illiquid securities described below. Repurchase agreements are considered to be loans under the 1940 Act. The income on repurchase agreements is taxable. (See "Taxes" below.)

         REVERSE REPURCHASE AGREEMENTS. Subject to their investment policies, each Portfolio (except the Treasury Money Market Portfolio) may borrow funds for temporary purposes by entering into reverse repurchase agreements in accordance with their respective investment limitations below. Pursuant to such agreements, a Portfolio would sell portfolio securities to financial institutions such as banks and broker-dealers and agree to repurchase them at an agreed upon date and price. Reverse repurchase agreements involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price which the Portfolio is obligated to pay. Reverse repurchase agreements are considered to be borrowings by a Portfolio under the 1940 Act.

         SECURITIES LENDING. To increase return or offset expenses, each of the Equity and Bond Portfolios may, from time to time, lend its portfolio securities to broker-dealers, banks or institutional borrowers of securities pursuant to agreements requiring that the loans be continuously secured by collateral equal at all times in value to at least the market value of the securities loaned. Collateral for such loans may include cash, securities of the U.S. Government, or its agencies or instrumentalities, or an irrevocable letter of credit issued by a bank that has at least $1.5 billion in total assets, or any combination thereof. The collateral must be valued daily, and, should the market value of the loaned securities increase, the borrower must furnish additional collateral to the lending Portfolio. By lending its securities, a Portfolio can increase its income by continuing to receive interest on the loaned securities as well as by either investing the cash collateral in short-term instruments or obtaining yield in the form of interest paid by the borrower when U.S. Government securities are used as collateral. In accordance with current SEC policies, each Portfolio is currently limiting its securities lending to 33-1/3% of the aggregate net assets of such Portfolio. Loans are subject to termination by a Portfolio or the borrower at any time.
[/R]

         SECURITIES OF OTHER INVESTMENT COMPANIES. Under certain circumstances described above and subject to their respective investment policies and limitations, each Portfolio may invest in securities issued by other investment companies which invest in securities in which that Portfolio is permitted to invest and which determine their net asset value per Share based on the amortized cost or penny-rounding method. Each Portfolio may invest in securities of other investment companies within the limits prescribed by the 1940 Act, which include, subject to certain exceptions, a prohibition on a Portfolio investing more than 10% of the value of its total assets in such securities. Investment companies in which a Portfolio may invest may impose a sales or distribution charge in connection with the purchase or redemption of their Shares as well as other types of commissions or charges. Such charges will be payable by a Portfolio and, therefore, will be borne indirectly by its shareholders. To the extent that a Portfolio may invest in securities of other investment companies, the Fund and the Adviser will ensure that there will be no duplication of advisory fees. If necessary to accomplish this, the Adviser will rebate its advisory fee to the Fund. (See the Statement of Additional Information under "Investment Objectives and Policies -- Securities of Other Investment Companies.") The income on securities of other investment companies may be taxable to investors at the state or local level. (See "Taxes" below.)

         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. Each Portfolio may purchase securities on a "when-issued" basis and may purchase or sell securities on a "forward commitment" basis. These transactions involve a commitment by a Portfolio to purchase or sell securities at a stated price and yield with settlement beyond the normal settlement date. Such transactions permit a Portfolio to lock-in a price or yield on a security, regardless of future changes in interest rates. When-issued and forward commitment transactions involve a risk of loss if the value of the security to be purchased declines prior to the settlement date, or if the value of the security to be sold increases prior to the settlement date. Each Portfolio expects that these transactions will not exceed 25% of the value of its total assets (at the time of purchase) under normal market conditions. No Portfolio intends to engage in such transactions for speculative purposes but only for the purpose of acquiring portfolio securities.

         OPTIONS. Each of the Equity and Bond Portfolios may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 10% of their respective net assets. Such options may relate to particular securities or to various stock or bond indices. Purchasing options is a specialized investment technique which entails a substantial risk of a complete loss of the amounts paid as premiums to the option writer. Such
[/R]
transactions will be entered into only as a hedge against fluctuations in the value of securities which a Portfolio holds or intends to purchase.

         These Portfolios may also write covered call options. A covered call option is an option to acquire a security that a Portfolio owns or has the right to acquire during the option period. Such options will be listed on a national securities exchange and issued by the Options Clearing Corporation.

         The International Equity Portfolio may write covered call options, buy put options, buy call options and write secured put options for hedging (or cross-hedging) purposes or for the purpose of earning additional income. Such options may relate to particular securities, foreign or domestic stock or bond indices, financial instruments or foreign currencies; may or may not be listed on a domestic or foreign securities exchange; and may or may not be issued by the Options Clearing Corporation. The International Equity Portfolio will invest and trade in unlisted over-the-counter options only with firms deemed creditworthy by the Adviser or Sub-Adviser. However, unlisted options are not subject to the protections afforded purchasers of listed options by the Options Clearing Corporation, which performs the obligations of its members which fail to perform them in connection with the purchase or sale of options. The International Equity Portfolio will not purchase put and call options in an amount that exceeds 10% of its net assets at the time of purchase.

         The aggregate value of the securities subject to covered call options written by a Portfolio will not exceed 25% of the value of its net assets. In order to close out an option position, a Portfolio may enter into a "closing purchase transaction" -- the purchase of a covered call option on the same security with the same exercise price and expiration date as the option which the Portfolio previously wrote. By writing a covered call option, a Portfolio forgoes the opportunity to profit from an increase in the market price of the underlying security above the exercise price except insofar as the premium represents such a profit and it is not able to sell the underlying security until the option expires, is exercised, or the Portfolio effects a closing purchase transaction by purchasing an option of the same series. The use of covered call options will not be a primary investment technique of any Portfolio. (For additional information relating to option trading practices, including particular risks, see the Statement of Additional Information and Appendix B thereof.)


         FOREIGN CURRENCY PUT OPTIONS. The International Equity Portfolio may purchase foreign currency put options on U.S. exchanges or U.S. over-the-counter markets. A put option gives the Portfolio, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency.

         UNLISTED CURRENCY OPTIONS. The International Equity Portfolio may purchase unlisted currency options. A number of major investment firms trade unlisted options which are more flexible than exchange listed options with respect to strike price and maturity date. These unlisted options generally are available on a wider range of currencies. Unlisted foreign currency options are generally less liquid than listed options and involve the credit risk associated with the individual issuer. They will be deemed to be illiquid for purposes of the limitation on investments in illiquid securities.

         WRITING FOREIGN CURRENCY CALL OPTIONS. A call option written by the International Equity Portfolio gives the purchaser, upon payment of a premium, the right to purchase from the International Equity Portfolio a currency at the exercise price until the expiration of the option.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. Because the International Equity Portfolio may buy and sell securities denominated in currencies other than the U.S. dollar, and receive interest, dividends and sale proceeds in currencies other than the U.S. dollar, the Portfolio may from time to time enter into foreign currency exchange transactions to convert to and from different foreign currencies and to convert foreign currencies to and from the U.S. dollar. The Portfolio may enter into currency exchange transactions on a spot (i.e., cash) basis at the spot rate prevailing in the foreign currency exchange market, or use forward currency contracts to purchase or sell foreign currencies.


         A forward foreign currency contract is an obligation by the International Equity Portfolio to purchase or sell a specific currency at a future date at a price set at the time of the contract. In this respect, forward currency contracts are similar to foreign currency futures contracts described below; however, unlike futures contracts, which are traded on recognized commodities exchanges, forward currency contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. Also, forward currency contracts usually involve delivery of the currency involved instead of cash payment as in the case of futures contracts.

         The International Equity Portfolio may use forward foreign currency exchange contracts in order to protect against uncertainty in the level of future foreign exchange rates. The use of such forward contracts is limited to hedging against movements in the value of foreign currencies relative to the U.S.

dollar in connection with specific portfolio transactions or with respect to portfolio positions. The purpose of transaction hedging is to "lock in" the U.S. dollar equivalent price of such specific securities. Position hedging is the sale of foreign currency with respect to portfolio security positions denominated or quoted in that currency. The Portfolio will not speculate in foreign currency exchange transactions. Transaction and position hedging will not be limited to an overall percentage of the Portfolio's assets but will be employed as necessary to correspond to particular transactions or positions. The Portfolio may not hedge its currency positions to an extent greater than the aggregate market value (at the time of entering into the forward contract) of the securities held in its portfolio denominated in, quoted in, or currently convertible into that particular currency. Neither spot transactions nor forward foreign currency exchange contracts eliminate fluctuations in the prices of the Portfolio's portfolio securities or in foreign exchange rates, or prevent loss if the prices of these securities decline, but forward foreign currency exchange contracts do allow the Portfolio to establish a rate of exchange for a future point in time.


         FUTURES CONTRACTS AND RELATED OPTIONS. The Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities and Balanced Portfolios may invest in futures contracts and options on futures contracts to the extent permitted by the Commodity Futures Trading Commission ("CFTC") and the SEC. The International Equity Portfolio may invest in interest rate futures contracts, options on futures contracts and other types of financial futures contracts (such as foreign currency contracts), as well as any index or foreign market futures which are available in recognized exchanges or in other established financial markets to the extent permitted by the CFTC and the SEC. Such transactions, including stock or bond index futures contracts, or options thereon, act as a hedge to protect a Portfolio from fluctuations in the value of its securities caused by anticipated changes in interest rate or market conditions without necessarily buying or selling the securities. Hedging is a specialized investment technique that entails skills different from other investment management skills. The Adviser (or Sub-Adviser) may also consider such transactions to be economically appropriate for the reduction of risk inherent in the ongoing management of a Portfolio. A stock or bond index futures contract is an agreement in which one party agrees to take or make delivery of an amount of cash equal to a specified dollar amount times the difference between the index value (which assigns relative values to the common stock or bonds included in the index) at the close of the last trading day of the contract and the price at which the agreement is originally made. No physical delivery of the underlying stock or bond in the index is contemplated. Similarly, it may be in the best interest of a Portfolio to purchase or sell interest rate futures contracts, or options thereon, which provide for the future delivery of specified fixed-income securities.


         The purchase and sale of futures contracts or related options will not be a primary investment technique of any Portfolio. None of the Portfolios will purchase or sell futures contracts (or related options thereon) for hedging purposes if, immediately after purchase, the aggregate initial margin deposits and premiums paid by a Portfolio on its open futures and options positions exceeds 5% of the liquidation value of the Portfolio, after taking into account any unrealized profits and unrealized losses on any such futures or related options contracts into which it has entered. (For a more detailed description of futures contracts and related options, see the Statement of Additional Information and Appendix B thereof.)


         ILLIQUID SECURITIES. A Portfolio will not knowingly invest more than 15% (10% for each of the Money Market Portfolios) of the value of its net assets in illiquid securities. Repurchase agreements that do not provide for settlement within seven days, time deposits maturing in more than seven days, and securities that are not registered under the Securities Act of 1933, as amended (the "1933 Act") but that may be purchased by institutional buyers pursuant to SEC Rule 144A are subject to the applicable limit (unless the Adviser or Sub-Adviser, pursuant to guidelines established by the Board of Directors, determines that a liquid market exists).

         PORTFOLIO TURNOVER AND TRANSACTIONS. Although the Equity and Bond Portfolios will not normally engage in short-term trading, each Portfolio reserves the right to do so if the Adviser (or Sub-Adviser) believes that selling a particular security is appropriate in light of the Portfolio's investment objective. Investments may be sold for a variety of reasons, such as a more favorable investment opportunity or other circumstances bearing on the desirability of continuing to hold such investments. A high rate of portfolio turnover involves correspondingly greater brokerage commission expenses and other transaction costs, which must be borne directly by the Portfolio involved and ultimately by its shareholders. High portfolio turnover may result in the realization of substantial net capital gains. (See "Taxes" in this Prospectus and the Statement of Additional Information.)


         All orders for transactions in securities or options on behalf of the Portfolios are placed by the Adviser (or SubAdviser) with broker-dealers that it selects. To the extent permitted by the 1940 Act and guidelines adopted by the Fund's Board of Directors, a Portfolio may utilize the Distributor or one or more of its affiliates as a broker in connection with the purchase or sale of securities when the Adviser believes the charge for the transaction does not exceed the usual and customary broker's commission.


INVESTMENT LIMITATIONS


         The investment limitations set forth below are fundamental policies and may be changed only by a vote of a majority of the outstanding Shares of a Portfolio. Other investment limitations that also cannot be changed without a vote of shareholders are contained in the Statement of Additional Information under "Investment Objectives and Policies."

THE MONEY MARKET PORTFOLIOS

         A Portfolio may not:

                  1. Make loans, except that a Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies and may enter into repurchase agreements with respect to securities (together with any cash collateral) that are consistent with the Portfolio's permitted investments and that equal at all times at least 100% of the value of the repurchase price.

                  2. Borrow money or issue senior securities, except that a Portfolio may borrow from banks, and the Money Market Portfolio may enter into reverse repurchase agreements, for temporary purposes in amounts up to 10% of the value of its total assets at the time of such borrowing; or mortgage, pledge or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of a Portfolio's total assets at the time of such borrowing. A Portfolio will not purchase securities while its borrowings (including reverse repurchase agreements) are outstanding.

                  3. With respect to the Treasury Money Market Portfolio, purchase securities other than obligations of the U.S. Government, its agencies and instrumentalities, some of which may be subject to repurchase agreements, except that the Portfolio may purchase securities of other investment companies that seek to maintain a constant net asset value per Share and that are permitted themselves only to invest in securities which may be acquired by the Portfolio.

                  4. With respect to the Money Market Portfolio, purchase any securities which would cause more than 25% of the value of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S.

         Government, its agencies or instrumentalities, domestic bank certificates of deposit, bankers' acceptances and repurchase agreements secured by domestic bank instruments or obligations of the U.S. Government, its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents; and (c) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry.

         In accordance with current regulations of the SEC, the Money Market Portfolio intends to limit investments in the securities of any single issuer (other than securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities) to not more than 5% of the Portfolio's total assets at the time of purchase, provided that the Portfolio may invest up to 25% of its total assets in the securities of any one issuer for a period of up to three business days. This intention is not, however, a fundamental policy of the Money Market Portfolio. The Portfolio would have the ability to invest more than five percent of its assets in any one issuer in accordance with its fundamental policy only in the event that Rule 2a-7 of the 1940 Act is amended in the future.


THE EQUITY AND BOND PORTFOLIOS


         A Portfolio may not:

                  1. Purchase securities of any one issuer (other than obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities), if, immediately after and as a result of such investments, more than 5% of the Portfolio's total assets would be invested in the securities of such issuer, or more than 10% of the issuer's outstanding voting securities would be owned by the Portfolio or the Fund, except that up to 25% of the Portfolio's total assets may be invested without regard to such limitations.


                  2. Purchase any securities which would cause 25% or more of the Portfolio's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided, however, that (a) there is no limitation with respect to obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by obligations of the U.S. Government or its agencies or instrumentalities; (b) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of their parents; and (c) utilities will be divided according to their services (for example, gas, gas transmission, electric and gas, electric, and telephone will each be considered a separate industry).

                  3. Borrow money or issue senior securities, except that each Portfolio may borrow from banks and enter into reverse repurchase agreements for temporary defensive purposes in amounts not in excess of 10% of the Portfolio's total assets at the time of such borrowing; or mortgage, pledge, or hypothecate any assets, except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the Portfolio's total assets at the time of such borrowing; or purchase securities while its borrowings exceed 5% of its total assets. A Portfolio's transactions in futures and related options (including the margin posted by a Portfolio in connection with such transactions), and securities held in escrow or separate accounts in connection with a Portfolio's investment practices described in this Prospectus or the Statement of Additional Information are not subject to this limitation.


                  4. Make loans, except that each Portfolio may purchase or hold debt instruments, lend portfolio securities, enter into repurchase agreements and make other investments in accordance with its investment objective and policies.

                  5. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio's transactions in options, and futures contracts and related options, and (b) a Portfolio may obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities.

                  If a percentage limitation is satisfied at the time of investment, a later increase or decrease in such percentage resulting solely from a change in the value of a Portfolio's portfolio securities will not constitute a violation of such limitation.

                  In order to permit the sale of a Portfolio's Shares in certain states, the Portfolio may make commitments more restrictive than the investment policies and limitations described above. Should the Adviser (or Sub-Adviser) determine that any such commitment is no longer in the best interests of a Portfolio, it will revoke the commitment by terminating sales of its Shares in the state involved.

                                PRICING OF SHARES

THE MONEY MARKET PORTFOLIOS


         The Money Market Portfolios' respective net asset values per Share are determined by the Administrator as of 12:00 noon (Eastern Time) and as of the close of regular trading hours on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) on each weekday, with the exception of those holidays on which the Exchange or the Federal Reserve Bank of St. Louis are closed (a "Business Day"). Currently one or both of these institutions are closed on the customary national business holidays of New Year's Day, Martin Luther King, Jr. Day, Presidents' Day, Good Friday, Memorial Day (observed), Independence Day (observed), Labor Day, Columbus Day, Veterans' Day, Thanksgiving Day and Christmas Day (observed).


         Each Portfolio's assets are valued based upon the amortized cost method. Although each Portfolio seeks to maintain its net asset value per Share at $1.00, there can be no assurance that the net asset value per Share will not vary. (See the Statement of Additional Information under "Net Asset Value" for further information.)


THE EQUITY AND BOND PORTFOLIOS

         The Equity and Bond Portfolios' respective net asset values per Share are determined by the Administrator as of the close of regular trading hours on the Exchange on each Business Day (currently 4:00 p.m. Eastern Time).


         Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded on only over-the-counter markets are valued on the basis of market values when available. Securities for which there are no transactions are valued at the average of the current bid and asked prices. Other securities, including restricted and other securities for which market quotations are not readily available, and other assets are valued at fair value by the Adviser (or Sub-Adviser) under the supervision of the Board of Directors. Investments in debt securities with remaining maturities of 60 days or less may be valued based upon the amortized cost method. (For further information about valuation of investments, see "Net Asset Value" in the Statement of Additional Information.)

OTHER INFORMATION


         The public offering price for each class of Shares of a Portfolio is based upon net asset value per Share plus, in the case of Investor A Shares of each Portfolio except the Money

Market Portfolios, a front-end sales charge. A class will calculate its net asset value per Share by adding the value of a Portfolio's investments, cash and other assets attributable to the class, subtracting the Portfolio's liabilities attributable to that class, and then dividing the result by the total number of shares in the class that are outstanding. Because the operating expenses of Investor B Shares are higher than those associated with the other classes of Shares, the net asset value per Share of Investor B Shares of a Portfolio which declares its net investment income quarterly will generally be lower than the net asset value per Share of Trust, Institutional or Investor A Shares of the same Portfolio.


                        HOW TO PURCHASE AND REDEEM SHARES

PURCHASE OF SHARES

         Institutional Shares are sold to financial institutions, such as banks, trust companies, thrift institutions, mutual funds or other financial institutions (collectively "financial institutions") acting on behalf of their employee benefit, retirement plan or other such accounts for which they do not have investment discretion. Institutional Shares are sold to qualified purchasers without a sales charge imposed by the Fund or the Distributor. Generally, investors purchase Institutional Shares through a financial institution, which is responsible for transmitting purchase orders directly to the Fund.

         Purchases may be effected on Business Days when the Adviser, Distributor and Mercantile (the Custodian) are open for business. The Fund reserves the right to reject any purchase order, including purchases made with foreign and third party drafts or checks.


         Financial institutions placing orders directly or on behalf of their clients should contact the Fund at 1-800-551-3731. Investors may also call the Fund for information on how to purchase Shares.

         All shareholders of record will receive confirmations of Share purchases, exchanges and redemptions in the mail. An investor's Shares are held in the name of a financial institution that has entered into a servicing agreement with the Fund, and such financial institution is responsible for transmitting purchase, exchange and redemption orders to the Fund on a timely basis, recording all purchase, exchange and redemption transactions, and providing regular account statements which confirm such transactions to beneficial owners (or arranging for such services). Payment for orders which are not received or accepted will be returned after prompt inquiry to the transmitting financial institution.

PURCHASE OF SHARES -- THE MONEY MARKET PORTFOLIOS

         A purchase order received and accepted by the Fund by 12:00 noon (Eastern time) on a Business Day is effected at the net asset value per Share next determined after receipt of the order in good form if the Fund's Custodian has received payment in federal funds by 4:00 p.m. (Eastern time) that day. If such funds are not available for investment by 4:00 p.m. (Eastern time), the order will be cancelled. Purchase orders received after 12:00 noon (Eastern time) will be placed the following Business Day.


PURCHASE OF SHARES -- THE EQUITY AND BOND PORTFOLIOS


         If purchase orders are received in good form and accepted by the Fund prior to 4:00 p.m. (Eastern time) on any Business Day, Institutional Shares will be priced according to the net asset value per Share next determined on that day after receipt of the order. Immediately available funds must be received by the Custodian prior to 4:00 p.m. on the next Business Day following receipt of such order. If funds are not received by such date, the order will be cancelled, and notice thereof will be given to the financial institution placing the order.

EXCHANGES


         The exchange privilege enables shareholders to exchange Institutional Shares of a Portfolio for Institutional Shares of another Portfolio offered by the Fund. Exchanges for Institutional Shares in another Portfolio are effected without payment of any exchange or sales charges. The exchange privilege may be exercised only in those states where the class of Shares of such other Portfolios may legally be sold.

         The Fund reserves the right to reject any exchange request. The exchange privilege may be modified or terminated at any time upon 60 days' written notice to shareholders. An investor may telephone an exchange request by calling his or her financial institution, which is responsible for transmitting such request to the Distributor. (See "Other Exchange or Redemption Information" below.) An investor should consult the financial institution or the Distributor for further information regarding procedures for exchanging Shares.


REDEMPTION OF SHARES


         Redemption orders should be placed with or through the same financial institution that placed the original purchase order. Redemption orders are effected at a Portfolio's net asset value per share next determined after receipt of the order by the Fund. The financial institution is responsible for transmitting redemption orders to the Fund on a timely basis. A charge for sending redemption payments electronically may be imposed by the Fund. The Fund reserves the right to send redemption proceeds electronically within seven days after receiving a redemption order if, in the judgment of the Adviser, an earlier payment could adversely affect a Portfolio.

         A written request for redemption must be received by the Fund in order to honor the request. The Transfer Agent may require a signature guarantee by an eligible guarantor institution. For purposes of this policy, the term "eligible guarantor institution" shall include banks, brokers, dealers, credit unions, securities exchanges and associations, clearing agencies and savings associations as those terms are defined in Rule 17Ad-15 under the Securities Exchange Act of 1934. The Transfer Agent reserves the right to reject any signature guarantee if (1) it has reason to believe that the signature is not genuine, (2) it has reason to believe that the transaction would otherwise be improper, or (3) the guarantor institution is a broker or dealer that is neither a member of a clearing corporation nor maintains net capital of at least $100,000. The signature guarantee requirement will be waived if all of the following conditions apply: (1) the redemption check is payable to the shareholder(s) of record and (2) the redemption check is mailed to the shareholder(s) at the address of record or the proceeds are either mailed or sent electronically to a commercial bank account previously designated on the account application. An investor with questions or needing assistance should contact the financial institution servicing his or her account or the Distributor. Additional documentation may be required if the redemption is requested by a corporation, partnership, trust, fiduciary, executor or administrator. If, due to temporary adverse conditions, investors are unable to effect telephone transactions, investors are encouraged to follow the procedures described in "Other Exchange or Redemption Information" below.


         Neither the Fund nor its service providers will be liable for any loss, damages, expense or cost arising out of any telephone redemption effected in accordance with the Fund's telephone redemption procedures, upon instructions reasonably believed to be genuine. The Fund will employ procedures designed to provide reasonable assurance that instructions by telephone are genuine; if these procedures are not followed, the Fund or its service providers may be liable for any losses due to unauthorized or fraudulent instructions. If Share certificates are outstanding with respect to an account, the telephone redemption and exchange privilege is not available.


         Proceeds from redemptions of Shares of the MONEY MARKET PORTFOLIOS with respect to redemption orders received by the Fund before 12:00 noon (Eastern time) on a Business Day normally are sent electronically the same day to the financial institution that placed the redemption order in good form. Proceeds for redemption orders that are received after 12:00 noon (Eastern time) or on a non-Business Day normally are sent electronically to the financial institution on the next Business Day.

         Proceeds from redemptions of Shares of the EQUITY AND BOND PORTFOLIOS with respect to redemption orders received by the Fund before 4:00 p.m. (Eastern time) on a Business Day normally are sent electronically to the financial institution that placed the redemption order the next Business Day after the Distributor's receipt of the order.


OTHER EXCHANGE OR REDEMPTION INFORMATION

         During periods of substantial economic or market change or activity, telephone redemptions or exchanges may be difficult to complete. In such event, Shares may be redeemed or exchanged by mailing the request directly to the financial institution through which the original Shares were purchased or directly to the Fund at P.O. Box 78069, St. Louis, Missouri 63178.

         At various times, the Fund may be requested to redeem Shares for which it has not yet received good payment. In such circumstances, the Fund may delay the forwarding of proceeds only until payment has been collected for the purchase of such Shares which may take up to 15 days or more. To avoid delay in payment upon redemption shortly after purchasing Shares, investors should purchase Shares by certified or bank check or by electronic transfer. The Fund intends to pay cash for all Shares redeemed, but under abnormal conditions which make payment in cash unwise, the Fund may make payment wholly or partly in portfolio securities at their then market value equal to the redemption price. In such cases, an investor may incur brokerage costs in converting such securities to cash.

         A shareholder may be required to redeem Shares in a Portfolio upon 60 days' written notice if the balance in the shareholder's account drops below $500. The Fund will not require a shareholder to redeem Shares if the value of the shareholder's account drops below $500 due to fluctuations in net asset value.

                            YIELDS AND TOTAL RETURNS


         Yield and total return quotations are computed separately for Trust Shares, Institutional Shares, Investor A Shares and/or Investor B Shares of a Portfolio. TOTAL RETURN AND YIELD FIGURES WILL FLUCTUATE, ARE BASED ON HISTORICAL EARNINGS, AND ARE NOT INTENDED TO INDICATE FUTURE PERFORMANCE. The methods used to compute each Portfolio's yields and total returns are described below and in the Statement of Additional Information.

THE MONEY MARKET PORTFOLIOS


         From time to time, performance information such as total return, "yield" and "effective yield" for the Money Market Portfolios' Institutional Shares may be quoted in advertisements or in communications to shareholders. The "yield" quoted in advertisements refers to the income generated by an investment in such Shares of a Portfolio over a specified period (such as a seven-day period) identified in connection with the particular yield quotation. This income is then "annualized." That is, the amount of income generated by the investment during that period is assumed to be generated for each such period over a 365-day or one-year period and is shown as a percentage of the investment. The "effective yield" is calculated similarly but, when annualized, the income earned by an investment in such Shares of a Portfolio is assumed to be reinvested. The "effective yield" will be slightly higher than the "yield" because of the compounding effect of this assumed reinvestment.


         In addition, the Treasury Money Market Portfolio's "state tax-equivalent yield" may also be quoted. The "state taxequivalent yield" shows the level of taxable yield needed to produce an after-tax yield that is equivalent to a particular state's tax-exempt yield achieved by the Portfolio. The "state tax-equivalent yield" refers to the portion of income that is derived from interest income on direct obligations of the U.S. Government, its agencies or instrumentalities that qualifies for exemption from state income tax. The yield calculation assumes that 100% of the interest income is exempt from state income tax. The "state tax-equivalent yield" is computed by dividing the tax-exempt portion of the Portfolio's yield by a denominator consisting of one minus a stated income tax rate.


THE EQUITY AND BOND PORTFOLIOS

         From time to time, performance information such as total return and yield data for the Equity and Bond Portfolios' Institutional Shares may be quoted in advertisements or in communications to shareholders. The yield is computed based on the net income of such Shares in the particular Portfolio during a 30-day (or one-month) period identified in connection with the particular yield quotation. More specifically, the yield is computed by dividing the Portfolio's net income per Share during a 30-day (or one-month) period by the net asset value per Share on the last day of the period and annualizing the result.

         The Portfolios' total returns may be calculated on an average annual total return basis, and may also be calculated on an aggregate total return basis, for various periods. Average annual total returns with respect to Institutional Shares reflect the average annual percentage change in value of an investment in such Shares of the particular Portfolio over the particular measuring period. Aggregate total returns reflect the cumulative percentage change in value over the measuring period. Both methods of calculating total returns assume that dividends and capital gain distributions made by a Portfolio during the period are reinvested in the Portfolio's Institutional Shares. When considering average annual total return figures for periods longer than one year, it is important to note that a Portfolio's annual total return for any one year in the period might have been more or less than the average for the entire period.


INFORMATION APPLICABLE TO ALL PORTFOLIOS

         Performance data of the Portfolios' Institutional Shares may be compared to the performance of other mutual funds with comparable investment objectives and policies through various mutual fund or market indices and data such as that provided by Lehman Brothers, Inc. or any of its affiliates, Ibbotson Associates, Inc., Lipper Analytical Services, Inc., Mutual Fund Forecaster and IBC/Donoghue's MONEY FUND REPORT(R) published by IBC/Donoghue. References may also be made to indices or data published in Money Magazine, Forbes, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Institutional Investor, Pensions and Investments, U.S.A. Today, Fortune, CDA/Weisenberger, Morningstar, Inc. and publications of a local or regional nature. In addition to performance information, general information about the Portfolios that appears in a publication such as those mentioned above may be included in advertisements and in reports to shareholders.


         Performance quotations of a class of Shares in a Portfolio represent that Portfolio's past performance and should not be considered as representative of future results. Any account fees charged by Service Organizations (as described under "Management of The Fund -- Service Organizations") or other institutions will not be included in the calculations of a Portfolio's yields and total returns. Such fees, if any, will reduce the investor's net return on an investment in a Portfolio. Investors may call 1-800-452-4015 to obtain current yield and total return information.


                           DIVIDENDS AND DISTRIBUTIONS

THE MONEY MARKET, TREASURY MONEY MARKET, GOVERNMENT & CORPORATE
BOND AND U.S. GOVERNMENT SECURITIES PORTFOLIOS

         Dividends from net investment income of the Money Market, Treasury Money Market, Government & Corporate Bond and U.S. Government Securities Portfolios are declared daily and paid monthly not later than five Business Days after the end of each month. Institutional Shares of the Money Market and Treasury Money Market Portfolios earn dividends from the day the purchase order is received by the Transfer Agent through the day before the redemption order for such Shares is received. Institutional Shares of the Government & Corporate Bond and U.S. Government Securities Portfolios earn dividends from the day after the purchase order is received by the Transfer Agent through the day the redemption order for such Shares is received. Dividends on each Share of such Portfolios are determined in the same manner and are paid in the same amounts irrespective of class, except that a Portfolio's Trust Shares and Institutional Shares bear all expenses of the respective Administrative Services Plans adopted for such Shares and a Portfolio's Investor A Shares and Investor B Shares (other than the Treasury Money Market Portfolio which does not offer Investor B Shares) bear all expenses of the respective Distribution and Services Plans adopted for such Shares. In addition, a Portfolio's Institutional Shares bear the expense of certain sub-transfer agency fees. (See "Management of the Fund" and "Other Information Concerning the Fund and Its Shares" below.)

THE GROWTH & INCOME EQUITY, EMERGING GROWTH, BALANCED AND
INTERNATIONAL EQUITY PORTFOLIOS

         Net investment income for the Growth & Income Equity, Emerging Growth, Balanced and International Equity Portfolios is declared and paid quarterly as a dividend to shareholders of record. Dividends on each Share of each of these Portfolios are determined in the same manner and paid in the same amount, irrespective of class, except that a Portfolio's Trust Shares and Institutional Shares bear all expenses of the respective Administrative Services Plans adopted for such Shares and a Portfolio's Investor A Shares and Investor B Shares bear all expenses of the respective Distribution and Service Plans adopted for such Shares. In addition, a Portfolio's Institutional Shares bear the expense of certain sub-transfer agency fees. (See "Management of the Fund" and "Other Information Concerning the Fund and Its Shares" below.)


OTHER DIVIDEND AND DISTRIBUTION INFORMATION

         The Money Market Portfolios do not expect to realize capital gains. Net realized capital gains of a Portfolio, if any, are distributed at least annually. All dividends and distributions paid on a Portfolio's Shares are automatically reinvested in additional Shares of the same class unless the investor has (i) otherwise indicated in the account application, or (ii) redeemed all the Shares held in a Portfolio, in which case a distribution will be paid in cash. Reinvested dividends and distributions will be taxed in the same manner as those paid in cash.

                                      TAXES

FEDERAL TAXES

         Each Portfolio of the Fund intends to qualify as a "regulated investment company" for the current taxable year. It is intended that each Portfolio will continue to so qualify as long as such qualification is in the best interests of shareholders. A regulated investment company is generally exempt from federal income tax on amounts distributed to shareholders.


         Qualification as a regulated investment company under the Internal Revenue Code of 1986, as amended (the "Code"), for a taxable year requires, among other things, that each Portfolio distribute to its shareholders an amount equal to at least the sum of 90% of its investment company taxable income and 90% of its net exempt-interest income (if any). In general, a Portfolio's investment company taxable income will be its taxable income, including dividends, interest and short-term capital gains (the excess of net short-term capital gain over net long-term capital loss), subject to certain adjustments and excluding the excess of any net long-term capital gain over net short-term capital loss, if any, for such taxable year. Each Portfolio intends to distribute as dividends substantially all of its investment company taxable income and any net tax-exempt interest income each year. Such dividends will be taxable as ordinary income to a Portfolio's shareholders who are not currently exempt from federal income taxes, whether such income is received in cash or reinvested in additional Shares. (Federal income taxes for distributions to an IRA are deferred under the Code.) In the case of the Growth & Income Equity, Emerging Growth, Balanced and International Equity Portfolios, such dividends will qualify for the dividends received deduction for corporations to the extent of the total qualifying dividends received by the Portfolios from domestic corporations for the taxable year. Because all of the Money Market, Treasury Money Market, Government & Corporate Bond, and U.S. Government Securities Portfolios' net investment income is expected to be derived from earned interest, it is not expected that any distributions from such Portfolios will be eligible for the dividends received deduction.


         Substantially all of each Portfolio's net realized long-term capital gains, if any, will be distributed at least annually to its shareholders. A Portfolio generally will have no tax liability with respect to such gains and the distributions will be taxable to shareholders who are not currently exempt from federal income taxes as long-term capital gains, regardless of how long the shareholders have held the Shares and whether such gains are received in cash or reinvested in additional Shares.


         An investor considering purchasing Shares of a Money Market Portfolio on or just before the record date of any capital gains distribution (or in the case of the Equity and Bond Portfolios, the record date of any dividend or capital gains distribution) should be aware that the amount of the forthcoming distribution, although in effect a return of capital, will be taxable.


         Dividends declared by a Portfolio in October, November, or December of any year payable to shareholders of record on a specified date in such months will be deemed to have been received by shareholders and paid by the Fund on December 31 of such year, if such dividends are actually paid during January of the following year.

         Each Portfolio may be required in certain cases to withhold and remit to the U.S. Treasury 31% of taxable dividends or gross sale proceeds paid to shareholders who have failed to provide a correct tax identification number in the manner required, who are subject to withholding by the Internal Revenue Service for failure properly to include on their return payments of taxable interest or dividends, or who have failed to certify to the Portfolio that they are not subject to backup withholding when required to do so or that they are "exempt recipients."


         A taxable gain or loss may be realized by an investor upon redemption, transfer or exchange of Shares of the Equity and Bond Portfolios, depending upon the tax basis of such Shares and their price at the time of redemption, transfer or exchange.

         Certain interest income and dividends earned by the International Equity Portfolio from foreign securities is expected to be subject to foreign withholding taxes or other taxes. So long as more than 50% of the value of the Portfolio's total assets at the close of any taxable year consists of stock or securities of foreign corporations, the Portfolio may elect, for U.S. federal income tax purposes, to treat certain foreign taxes paid by it, including generally any withholding taxes and other foreign income taxes, as paid by its shareholders. The Portfolio may make this election. As a consequence, the amount of these foreign taxes paid by the Portfolio will be included in its shareholders' taxable income pro rata (in addition to taxable distributions actually received by them), and each shareholder may elect either (a) to credit his proportionate amount of such taxes against his U.S. federal income tax liabilities (subject to certain limitations), or (b) if he itemizes his deductions, to deduct such proportionate amounts from his U.S. taxable income.

STATE AND LOCAL TAXES


         Shareholders should note that dividends paid by a Portfolio may be taxable to investors under state or local law as dividend income even though all or a portion of such dividends may be derived from interest on obligations that, if realized directly, would be exempt from such income taxes.


         The Treasury Money Market Portfolio is structured to provide investors, to the extent permissible by federal and state law, with income that is exempt or excluded from taxation at the state and local level. Shareholders should note that many, but not all, states permit all or a portion of a regulated investment company's dividends which are derived from interest on U.S. Treasury obligations (and obligations of certain U.S. Government agencies)("Treasury Obligations") to be exempt or excluded from state and local taxation. In addition, only certain states allow dividends of a regulated investment company that are derived from dividends of other regulated investment companies investing directly in Treasury Obligations to be exempt or excluded from state and local taxation. Some states reduce a shareholder's allowable deductions by interest on debt incurred to carry obligations producing state tax-exempt interest and by other expenses related to such obligations. Income earned by the Portfolio from repurchase agreements generally is not exempt from state or local income tax. Shareholders should consult their own tax advisors about the status of distributions from the Treasury Money Market Portfolio under state and local law.

MISCELLANEOUS


         The foregoing summarizes some of the important federal and state tax considerations generally affecting the Portfolios and their shareholders and is not intended as a substitute for careful tax planning. Accordingly, potential investors in the Portfolios should consult their tax advisers with specific reference to their own tax situation. Shareholders will be advised at least annually as to the federal and, for the Treasury Money Market Portfolio, the state income tax consequences of distributions made each year.


                             MANAGEMENT OF THE FUND

         The Fund is managed under the direction of its Board of Directors. The Statement of Additional Information contains the names of and general background information concerning each director.

INVESTMENT ADVISER AND SUB-ADVISER


Mississippi Valley Advisors Inc. ("MVA") serves as the investment adviser to each Portfolio. MVA's principal office is located at One Mercantile Center, Seventh & Washington Streets, St. Louis, Missouri 63101. MVA is a wholly-owned subsidiary of Mercantile. As of December 31, 1995, MVA had approximately $7 billion in assets under investment management, including the

Fund's assets, which were approximately $2.1 billion. MVA also serves as investment adviser for the Fund's Short-Intermediate Municipal, Tax-Exempt Money Market, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios.


         Subject to the general supervision of the Fund's Board of Directors and in accordance with the Fund's investment policies, MVA manages the Portfolios, makes investment decisions with respect to and places orders for all purchases and sales of the Portfolios' securities and other investments, and directs the maintenance of each Portfolio's records relating to such purchases and sales.


         For the services provided and expenses assumed pursuant to the investment advisory agreement, MVA is entitled to receive fees, computed daily and payable monthly, with respect to the Money Market and Treasury Money Market Portfolios, at the annual rates of .40% of the first $1.5 billion of each such Portfolio's average daily net assets, .35% of the next $1.0 billion of net assets and .25% of net assets in excess of $2.5 billion, and with respect to the Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced and International Equity Portfolios, at the annual rates of .55%, .75%, .45%, .45%, .75% and 1.00% of the average daily net assets of each Portfolio, respectively. For the fiscal year ended November 30, 1995, MVA received advisory fees (net of waivers) at the effective annual rates of .35%, .35%, .55%, .75%, .45%, .45%, .75% and .75% of the respective average daily net assets of the Money Market, Treasury Money Market, Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced and International Equity Portfolios.


         MVA may from time to time voluntarily reduce all or a portion of its advisory fee to increase the net income of one or more Portfolios available for distributions as dividends. The voluntary fee reduction will cause the return of any such Portfolio to be higher than it would otherwise be in the absence of such reduction.

         Gene E. Gillespie, CFA, is the person primarily responsible for the day-to-day management of the Growth & Income Equity and Balanced Portfolios. Mr. Gillespie, Director of Research, has been with MVA for 23 years.

         Robert J. Anthony is the person primarily responsible for the day-to-day management of the Emerging Growth Portfolio. Mr. Anthony, Senior Associate, has been with MVA for 21 years.

         David A. Bethke, CFA, is the person primarily responsible for the day-to-day management of the U.S. Government Securities and Government & Corporate Bond Portfolios. Mr. Bethke, Senior

Associate, joined MVA in 1987 and has six years of prior investment experience.

         MVA has entered into a sub-investment advisory agreement with Clay Finlay, Inc. Pursuant to the terms of such subinvestment advisory agreement, Clay Finlay has been retained by MVA to manage the investment and reinvestment of the assets of the International Equity Portfolio and to provide analytical and investment research services to it, subject to the supervision of MVA and to the direction and control of the Fund's Board of Directors.

         Under this arrangement, Clay Finlay is responsible for the day-to-day management of the International Equity Portfolio's assets. MVA reviews investment performance policies and guidelines, maintains certain books and records, is responsible for selecting and monitoring the performance of Clay Finlay, and for reporting the activities of Clay Finlay in managing the Portfolio to the Fund's Board of Directors.


         Clay Finlay is registered as an investment adviser with the SEC and is entirely owned by its investment professionals. Clay Finlay's principal office is located at 200 Park Avenue, 56th Floor, New York, New York 10166. As of December 31, 1995, Clay Finlay had approximately $6.0 billion in assets under management. Clay Finlay, founded in 1982, has eight senior investment professionals with extensive experience in international investments. Each of the eight senior investment professionals has been with the firm since its inception.


         Frances Dakers is the person primarily responsible for the day-to-day management of the International Equity Portfolio's investments. Ms. Dakers, a Principal of Clay Finlay, has been associated with Clay Finlay since January, 1982.


         For the services provided and expenses assumed pursuant to its sub-investment advisory agreement with MVA, Clay Finlay receives from MVA a fee, computed daily and payable monthly, at the annual rate of .75% of the International Equity Portfolio's average daily net assets. For the fiscal year ended November 30, 1995, Clay Finlay received sub-advisory fees at an effective annual rate of .75% of the International Equity Portfolio's average daily net assets. Clay Finlay bears all expenses incurred by it in connection with its services under the subinvestment advisory agreement.


ADMINISTRATOR


         BISYS Fund Services Ohio, Inc. located at 3435 Stelzer Road, Columbus, Ohio 43219, acts as the Portfolios' Administrator. The Administrator also acts as administrator for the Fund's ShortIntermediate Municipal, Tax-Exempt Money

Market, Missouri TaxExempt Bond and Kansas Tax-Exempt Bond Portfolios.


         The Administrator generally assists in all aspects of each Portfolio's administration and operation and also monitors and performs other services pertaining to the Fund's arrangements under the Administrative Services Plan described below. For its services, the Administrator is entitled to receive a fee, computed daily and payable monthly, at the annual rate of .20% of each Portfolio's average daily net assets. For the fiscal year ended November 30, 1995, the Administrator received administration fees (net of waivers) at the effective rates of 0.10% of the average daily net assets of the Money Market, Treasury Money Market, Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities and Balanced Portfolios and at the effective rate of 0.15% of the average daily net assets of the International Equity Portfolio. From time to time, the Administrator may voluntarily waive all or a portion of the administration fees otherwise payable by a Portfolio in order to increase the net income available for distribution to shareholders.


DISTRIBUTOR


         Institutional Shares in each Portfolio are sold continuously by the Distributor, BISYS Fund Services, an affiliate of the Administrator. BISYS is a registered broker-dealer with principal offices at 3435 Stelzer Road, Columbus, Ohio 43219. The Distributor also acts as distributor of the Fund's Short-Intermediate Municipal, Tax-Exempt Money Market, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios.


ADMINISTRATIVE SERVICES PLAN


         The Fund has adopted an Administrative Services Plan with respect to Institutional Shares of the Portfolios. Pursuant to the Administrative Services Plan, Institutional Shares are sold to banks and other financial institutions (which may include Mercantile or its affiliated or correspondent banks) on behalf of their qualified accounts (such financial institutions collectively, the "Service Organizations"), which agree to provide certain shareholder administrative services for their clients or account holders (collectively, the "customers") who are the beneficial owners of such Shares. The holders of Institutional Shares bear separately their pro rata portion of the fees which may be paid to Service Organizations for such services at an annual rate of up to .25%, for the Money Market Portfolios, and up to .30%, for the Equity and Bond Portfolios, of the average daily net assets of a Portfolio's Institutional Shares owned beneficially by a Service Organization's customers.

SERVICE ORGANIZATIONS


         The servicing agreements adopted under the Administrative Services Plan (the "Servicing Agreements") require the Service Organizations receiving such compensation (which may include Mercantile and its affiliates) to perform certain services, including providing administrative services with respect to the beneficial owners of Institutional Shares of a Portfolio, such as establishing and maintaining accounts and records for their customers who invest in such Shares and assisting customers in processing purchase, exchange and redemption requests, and responding to customer inquiries concerning their investments.

         Under the Servicing Agreements and upon notice to the Fund, a Service Organization may subcontract with one or more entities for the performance of certain services provided under its Servicing Agreements with the Fund. Such Service Organization shall be fully responsible to the Fund for the acts or omissions of any sub-contractor as it would be for its own acts or omissions. The fees payable to any sub-contractor are paid by the Service Organization out of the fees it receives from the Fund.


         The Fund understands that Service Organizations providing such administrative services may also charge fees to their customers beneficially owning such Shares. These fees would be in addition to any amounts which may be received by such a Service Organization under its Servicing Agreement with the Fund. The Fund's Servicing Agreements require a Service Organization to disclose to its customers any compensation payable to the Service Organization by a Portfolio and any other compensation payable by its customers in connection with their investment in such Shares. Customers of such Service Organizations receiving servicing fees should read this Prospectus in light of the terms governing their accounts with their Service Organization.

CUSTODIAN, SUB-CUSTODIAN, TRANSFER AGENT AND SUB-TRANSFER AGENT


         Mercantile Bank of St. Louis National Association, an affiliate of the Fund and a wholly-owned subsidiary of Mercantile Bancorporation, Inc., with principal offices located at One Mercantile Center, 8th and Locust Streets, St. Louis, Missouri 63101, serves as Custodian of each Portfolio's assets. In addition, Bankers Trust Company of New York, with principal offices located at 16 Wall Street, New York, New York 10005, serves as Sub-Custodian for the International Equity Portfolio. BISYS Fund Services Ohio, Inc. also serves as the Fund's transfer agent and dividend disbursing agent. Its address is 3435 Stelzer Road, Columbus, Ohio 43219.

         Pursuant to an agreement with BISYS Fund Services Ohio, Inc. and in connection with the Institutional Shares offered to its customers, a financial institution (which may include Mercantile or its affiliated or correspondent banks) serves as sub-transfer agent with respect to the underlying beneficial owners of Institutional Shares. For the account maintenance services provided, a sub-transfer agent is entitled to receive an annual fee of $30 with respect to each beneficial owner's holdings in Institutional Shares (irrespective of the number of Portfolios in which such Institutional Shares are held).

REGULATORY MATTERS


         Banking laws and regulations currently prohibit a bank holding company registered under the Federal Bank Holding Company Act of 1956 or any affiliate thereof from sponsoring, organizing, or controlling the shares of a registered, open-end investment company continuously engaged in the issuance of its Shares, and prohibit banks generally from issuing, underwriting, selling, or distributing securities such as Shares of the Portfolios. Such banking laws and regulations do not prohibit such a holding company or affiliate, or banks, from acting as investment adviser, transfer agent or custodian to such an investment company, or from purchasing Shares of such a company as agent for and upon the order of customers. Mercantile, MVA, Service Organizations that are banks or bank affiliates, and broker-dealers that are bank affiliates are subject to such laws and regulations, but believe they may perform the services for the Portfolios contemplated by their respective agreements, this Prospectus and the Statement of Additional Information without violating applicable banking laws and regulations.

         Should future legislative, judicial or administrative action prohibit or restrict the activities of such companies in connection with the provision of services on behalf of the Portfolios and the shareholders, the Fund might be required to alter materially or discontinue its arrangements with such companies and change its method of operation. It is not expected that investors would suffer any adverse financial consequences as a result of any of these occurrences.

         If current restrictions preventing a bank from legally sponsoring, organizing, controlling or distributing Shares of an investment company were relaxed, Mercantile, or an affiliate of Mercantile, would consider the possibility of offering to perform additional services for the Portfolios. It is not possible, of course, to predict whether or in what form such legislation might be enacted or the terms upon which Mercantile, or such an affiliate, might offer to provide such services.

         Conflict of interest restrictions may apply to the receipt of compensation paid pursuant to a Servicing Agreement by the

Portfolios to a financial intermediary in connection with the investment of fiduciary funds in a Portfolio's Shares. Institutions, including banks regulated by the Comptroller of the Currency and investment advisers and other money managers subject to the jurisdiction of the SEC, the Department of Labor or state securities commissions, should consult legal counsel before entering into Servicing Agreements.


EXPENSES


         Except as noted above and in the Statement of Additional Information under "Investment Advisory and Administrative Contracts" and "Custodian and Transfer Agent," the Fund's service contractors bear all expenses in connection with the performance of their services, except that the Distributor is compensated pursuant to the Distribution and Services Plans (as described below under "Other Information Concerning The Fund and Its Shares"). Expenses are deducted from the total income of each Portfolio before dividends and distributions are paid. These expenses include, but are not limited to, fees paid to the Adviser and Administrator, transfer agency fees, fees and expenses of officers and directors who are not affiliated with the Adviser or the Distributor, taxes, interest, legal fees, custodian fees, auditing fees, 12b-1 fees, servicing fees, certain fees and expenses in registering and qualifying a Portfolio and its Shares for distribution under federal and state securities laws, costs of preparing and printing prospectuses and statements of additional information for regulatory purposes and for distribution to existing shareholders, the expense of reports to shareholders, shareholders' meetings and proxy solicitations, fidelity bond and directors and officers liability insurance premiums, the expense of using independent pricing services and other expenses which are not expressly assumed by the Adviser, Distributor or Administrator under their respective agreements with the Fund. The Fund also pays for brokerage fees, commissions and other transaction charges, if any, in connection with the purchase and sale of portfolio securities. Any general expenses of the Fund that are not readily identifiable as belonging to a particular Portfolio will be allocated among all Portfolios by or under the direction of the Board of Directors in a manner the Board determines to be fair and equitable. Any expenses relating only to a particular class of Shares within a Portfolio will be borne solely by such class. (See "Certain Financial Information" and "Management of the Fund" above for additional information regarding expenses of each Portfolio.)

                          OTHER INFORMATION CONCERNING
                             THE FUND AND ITS SHARES

DESCRIPTION OF SHARES


         The Fund was organized as a Maryland corporation on September 9, 1982 and is a mutual fund of the type known as an "open-end management investment company". The Fund's principal office is located at 3435 Stelzer Road, Columbus, Ohio 43219.

         The Fund's Charter authorizes the Board of Directors to issue up to seven billion full and fractional Shares of common stock, and to classify and reclassify any unauthorized and unissued Shares into one or more classes of Shares. The Board of Directors may similarly classify or reclassify any class of shares into one or more series.

         Pursuant to such authority, the Board of Directors has authorized the issuance of the following series of Shares representing interests in the Portfolios, each of which is classified as a diversified company under the 1940
Act: 1.8 billion Trust Shares, 300 million Institutional Shares, 550 million Investor A Shares and 50 million Investor B Shares, representing interests in the Money Market Portfolio; 1 billion Trust Shares, 300 million Institutional Shares and 100 million Investor A Shares representing interests in the Treasury Money Market Portfolio; 50 million Trust Shares, 20 million Institutional Shares, 5 million Investor A Shares and 50 million Investor B Shares, representing interests in the Growth & Income Equity Portfolio; 50 million Trust Shares, 20 million Institutional Shares, 5 million Investor A Shares and 50 million Investor B Shares, representing interests in the Government & Corporate Bond Portfolio; 15 million Trust Shares, 20 million Institutional Shares, 5 million Investor A Shares and 50 million Investor B Shares, representing interests in the U.S. Government Securities Portfolio; 15 million Trust Shares, 20 million Institutional Shares, 5 million Investor A Shares and 50 million Investor B Shares and 50 million Investor B Shares, representing interests in the Emerging Growth Portfolio; 15 million Trust Shares, 20 million Institutional Shares, 5 million Investor A Shares and 50 million Investor B Shares, representing interests in the Balanced Portfolio; and 10 million Trust Shares, 10 million Institutional Shares, 10 million Investor A Shares and 50 million Investor B Shares, representing interests in the International Equity Portfolio. Trust, Investor A and/or Investor B Shares of the Portfolios are described in separate prospectuses which are available from the Distributor at the telephone number on the cover of this Prospectus. Shares in the Fund's Portfolios will be issued without Share certificates.

         The Institutional Shares of the Portfolios are described in this Prospectus. The Portfolios also offer Trust Shares and Investor A Shares and, in addition, the Money Market Portfolio and Equity and Bond Portfolios offer Investor B Shares. Trust Shares, which are offered to financial institutions acting on their own behalf or on behalf of certain qualified accounts, are sold without a sales charge. Investor A Shares (other than Investor A Shares of the Money Market Portfolios which are sold without a sales charge) are sold with a maximum 4.5% (2.5% with respect to the Short-Intermediate Municipal Portfolio) front-end sales charge, and Investor B Shares are sold with a maximum 5.0% contingent deferred sales charge. Investor A Shares and Investor B Shares are sold through selected broker/dealers and other financial intermediaries to individual or institutional customers. Trust Shares, Institutional Shares, Investor A Shares and Investor B Shares bear their pro rata portion of all operating expenses paid by a Portfolio, except that Trust Shares and Institutional Shares bear all payments under the Portfolio's respective Administrative Services Plans adopted for such Shares and Investor A Shares and Investor B Shares bear all payments under the Portfolio's respective Distribution and Services Plans adopted for such Shares. In addition, Institutional Shares of a Portfolio bear the expense of certain sub-transfer agency fees.

         Payments under the Administrative Services Plans for Trust Shares are made to Service Organizations for administrative services provided to the Service Organizations' clients or account holders who are the beneficial owners of Trust Shares. Payments under the Administrative Services Plans may not exceed
 .25% (on an annual basis) of the average daily net asset value of outstanding Trust Shares of the Money Market Portfolios or .30% (on an annual basis) of the average daily net asset value of outstanding Trust Shares of the Equity and Bond Portfolios.

         Payments under the Distribution and Services Plans for Investor A Shares and Investor B Shares are made to (i) the Distributor or another person for providing distribution assistance and assuming certain related expenses, and
(ii) Service Organizations for administrative services provided to the Service Organizations' clients or account holders who are the beneficial owners of Investor A Shares or Investor B Shares. Payments under the Distribution and Services Plan for Investor A Shares may not exceed .25% (on an annual basis) of the average daily net asset value of outstanding Investor A Shares of the Money Market Portfolios or .30% (on an annual basis) of the average daily net asset value of Investor A Shares of the Equity and Bond Portfolios. Payments under the Distribution and Services Plan for Investor B Shares may not exceed 1.00% (on an annual basis) of the average daily net asset value of outstanding Investor B Shares of a Portfolio. Distribution payments made under the Distribution and Services Plans are subject to the requirements of Rule 12b-1 under the 1940 Act.


         The Fund offers various services and privileges in connection with Investor A Shares and Investor B Shares of a Portfolio that are not offered in connection with the Portfolio's Trust or Institutional Shares, including an automatic investment program and an automatic withdrawal plan. In addition, each class of Shares offer different exchange privileges. Investor B Shares convert automatically into Investor A Shares eight years after the beginning of the calendar month in which the Shares were purchased.


         Shareholders are entitled to one vote for each full Share held and proportionate fractional votes for fractional Shares held. Shares of all Portfolios will vote together and not by class unless otherwise required by law or permitted by the Board of Directors. All shareholders of a particular Portfolio will vote together as a single class on matters relating to the Portfolio's investment advisory (or sub-advisory) agreement and investment objective and fundamental policies. Only holders of Trust Shares, however, will vote on matters relating to the Administrative Services Plan for Trust Shares and only holders of Institutional Shares will vote on matters pertaining to the Administrative Services Plan for Institutional Shares. Similarly, only holders of Investor A Shares will vote on matters pertaining to the Distribution and Services Plan for Investor A Shares and only holders of Investor B Shares will vote on matters pertaining to the Distribution and Services Plan for Investor B Shares.

         Shares of the Portfolios have noncumulative voting rights and, accordingly, the holders of more than 50% of the Fund's outstanding Shares (irrespective of Portfolio or class) may elect all of the Directors. Shares have no preemptive rights and only such conversion and exchange rights as the Board may grant in its discretion. When issued for payment as described in this Prospectus, Shares will be fully paid and nonassessable.

MISCELLANEOUS


         As used in this Prospectus, a "vote of a majority of the outstanding Shares" of a Portfolio means, with respect to the approval of an investment advisory agreement or a change in an investment objective or fundamental investment policy, the affirmative vote of the lesser of (a) more than 50% of the outstanding Shares of such Portfolio (irrespective of class), or (b) 67% or more of the Shares of such Portfolio (irrespective of class) present at a meeting if more than 50% of the outstanding Shares of such Portfolio are represented at the meeting in person or by proxy.

         As of January 1, 1996, Mercantile and its affiliates possessed, of record on behalf of their underlying customer accounts, voting or investment power with respect to more than 25% of the Fund's outstanding Shares; and Mercantile may be deemed to be a controlling person of the Fund within the meaning of the 1940 Act.

         Inquiries regarding the Portfolios may be directed to the Fund at 1-800-551-3731.

NO PERSON HAS BEEN AUTHORIZED                              THE ARCH
TO GIVE ANY INFORMATION OR TO MAKE                         FUND(R), INC.
ANY REPRESENTATIONS NOT CONTAINED
IN THIS PROSPECTUS, OR IN THE                              MONEY MARKET
PORTFOLIOS' STATEMENT OF ADDITIONAL                        PORTFOLIO
INFORMATION INCORPORATED HEREIN BY
REFERENCE, IN CONNECTION WITH THE                          TREASURY MONEY
OFFERING MADE BY THIS PROSPECTUS AND,                      MARKET PORTFOLIO
IF GIVEN OR MADE, SUCH INFORMATION
OR REPRESENTATIONS MUST NOT BE RELIED                      GROWTH &
UPON AS HAVING BEEN AUTHORIZED BY THE                      INCOME EQUITY
PORTFOLIOS, THE FUND, OR THE                               PORTFOLIO
DISTRIBUTOR.  THIS PROSPECTUS DOES
NOT CONSTITUTE AN OFFERING BY THE                          EMERGING GROWTH
PORTFOLIOS, THE FUND OR THE DISTRIBUTOR                    PORTFOLIO
IN ANY JURISDICTION IN WHICH SUCH
OFFERING MAY NOT LAWFULLY BE MADE.                         GOVERNMENT &
                                                           CORPORATE BOND
                                                           PORTFOLIO

                                                           U.S. GOVERNMENT
                                                           SECURITIES
                                                           PORTFOLIO

                                                           BALANCED
                                                           PORTFOLIO

                                                           INTERNATIONAL
                                                           EQUITY
                                                           PORTFOLIO

                                                           INSTITUTIONAL
          TABLE OF CONTENTS                                SHARES

                                        PAGE
                                        ----


Highlights..........................
Certain Financial Information.......
Financial Highlights................
Expense Summary for
  Institutional Shares..............
Investment Objectives,
  Policies and Risk Considerations..
Pricing of Shares...................                  [OLD LOGO]
         The Money Market
            Portfolios
         The Equity and Bond
            Income Portfolios
How to Purchase and Redeem Shares...
         Purchase of Shares ........
         Purchase of Shares - The

           Money Market Portfolios...
         Purchase of Shares - The
           Equity and Bond Portfolios
         Exchanges...................
         Redemption of Shares........
         Other Exchange or
           Redemption Information....
Yields and Total Returns.............              PROSPECTUS
Dividends and Distributions..........              MARCH 28, 1996
Taxes................................
Management of the Fund ..............
Other Information Concerning
  the Fund and its Shares............
         Miscellaneous...............

     Investment Adviser:
Mississippi Valley Advisors Inc.
  a wholly-owned subsidiary of
    Mercantile Bank of
St. Louis National Association

Distributor:  BISYS Fund Services

                             CROSS REFERENCE SHEET
                             ---------------------

                        The ARCH Money Market Portfolio
                    The ARCH Treasury Money Market Portfolio
                   The ARCH Tax-Exempt Money Market Portfolio
                   The ARCH Growth & Income Equity Portfolio
                       The ARCH Emerging Growth Portfolio
                 The ARCH Government & Corporate Bond Portfolio
                 The ARCH U.S. Government Securities Portfolio
                          The ARCH Balanced Portfolio
                    The ARCH International Equity Portfolio
                The ARCH Short-Intermediate Municipal Portfolio
                  The ARCH Missouri Tax-Exempt Bond Portfolio
                   The ARCH Kansas Tax-Exempt Bond Portfolio


                                                                                     HEADING IN STATEMENT OF
ITEM NO. IN PART B                                                                    ADDITIONAL INFORMATION
------------------                                                                   -----------------------

10. Cover Page  . . . . . . . . . . . . . . . . . . . . . . . . . .                  Cover Page

11. Table of Contents . . . . . . . . . . . . . . . . . . . . . . .                  Table of Contents

12. General Information and History . . . . . . . . . . . . . . . .                  The Fund

13. Investment Objectives and Policies  . . . . . . . . . . . . . .                  Investment
                                                                                     Objectives and Policies

14. Management of the Fund  . . . . . . . . . . . . . . . . . . . .                  Management of the Fund

15. Control Persons and Principal . . . . . . . . . . . . . . . . .                  Miscellaneous
         Holders of Securities

16. Investment Advisory and Other . . . . . . . . . . . . . . . . .                  Management of the Fund;
         Services                                                                    Independent Auditors; Counsel

17. Brokerage Allocation and Other  . . . . . . . . . . . . . . . .                  Investment Objectives
         Practices                                                                   and Policies

18. Capital Stock and Other   . . . . . . . . . . . . . . . . . . .                  Description of Shares
         Securities

19. Purchase, Redemption and Pricing  . . . . . . . . . . . . . . .                  Net Asset Value;
of Securities Being Offered                                                          Additional Purchase and
                                                                                     Redemption Information

20. Tax Status  . . . . . . . . . . . . . . . . . . . . . . . . . .                  Additional Information
                                                                                     Concerning Taxes

21. Underwriters  . . . . . . . . . . . . . . . . . . . . . . . . .                  Management of the Fund

22. Calculation of Performance Data . . . . . . . . . . . . . . . .                  Additional Yield and
                                                                                     Total Return
                                                                                     Information; Net Asset
                                                                                     Value

23. Financial Statements  . . . . . . . . . . . . . . . . . . . . .                  Financial Statements


                             THE ARCH FUND(R), INC.


                         THE ARCH MONEY MARKET PORTFOLIO
                    THE ARCH TREASURY MONEY MARKET PORTFOLIO
                   THE ARCH TAX-EXEMPT MONEY MARKET PORTFOLIO
                    THE ARCH GROWTH & INCOME EQUITY PORTFOLIO
                       THE ARCH EMERGING GROWTH PORTFOLIO
                 THE ARCH GOVERNMENT & CORPORATE BOND PORTFOLIO
                  THE ARCH U.S. GOVERNMENT SECURITIES PORTFOLIO
                           THE ARCH BALANCED PORTFOLIO
                     THE ARCH INTERNATIONAL EQUITY PORTFOLIO
                 THE ARCH SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO
                   THE ARCH MISSOURI TAX-EXEMPT BOND PORTFOLIO
                    THE ARCH KANSAS TAX-EXEMPT BOND PORTFOLIO


                       Statement of Additional Information

                                     Part B





                                 March 28, 1996

                              THE ARCH FUND, INC.

                       Statement of Additional Information

                                       for


                         The ARCH Money Market Portfolio
                    The ARCH Treasury Money Market Portfolio
                   The ARCH Tax-Exempt Money Market Portfolio
                    The ARCH Growth & Income Equity Portfolio
                       The ARCH Emerging Growth Portfolio
                 The ARCH Government & Corporate Bond Portfolio
                  The ARCH U.S. Government Securities Portfolio
                           The ARCH Balanced Portfolio
                     The ARCH International Equity Portfolio
                 The ARCH Short-Intermediate Municipal Portfolio
                   The ARCH Missouri Tax-Exempt Bond Portfolio
                    The ARCH Kansas Tax-Exempt Bond Portfolio

                                 March 28, 1996


                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

Investment Objectives and Policies  . . . . . . . . . . . . . . . . .
Net Asset Value . . . . . . . . . . . . . . . . . . . . . . . . . . .
Additional Purchase and Redemption Information  . . . . . . . . . . .
Additional Yield and Total Return Information . . . . . . . . . . . .
Description of Shares . . . . . . . . . . . . . . . . . . . . . . . .
Additional Information Concerning Taxes . . . . . . . . . . . . . . .
Management of the Fund  . . . . . . . . . . . . . . . . . . . . . . .
Independent Auditors  . . . . . . . . . . . . . . . . . . . . . . . .
Counsel . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Miscellaneous . . . . . . . . . . . . . . . . . . . . . . . . . . . .
Financial Statements  . . . . . . . . . . . . . . . . . . . . . . . .
Appendix A  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       A-1
Appendix B  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .       B-1


This Statement of Additional Information, which provides supplemental information applicable to the Money Market, Treasury Money Market, Tax-Exempt Money Market, Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced, International Equity, Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios (the "Portfolios"), is not a prospectus. It should be read only in conjunction with the Portfolios' Prospectuses dated March 28, 1996 and is incorporated by reference in its entirety into the Prospectuses. No investment in shares of any Portfolio should be made without reading the applicable Prospectus. A copy of the applicable Prospectus may be obtained by writing the Fund at P.O. Box 78069, St. Louis Missouri 63178 or by calling 1-800-551-3731. Capitalized terms used but not defined herein have the same meanings as in each Prospectus.

                                    THE FUND


         The ARCH Fund, Inc. (the "Fund") is an open-end investment company currently offering forty-one classes of shares in twelve investment portfolios.

         The Fund was organized on September 9, 1982 as a Maryland corporation. The ARCH Tax-Exempt Money Market Portfolio (the "Predecessor Tax-Exempt Money Market Portfolio") and the ARCH Missouri Tax Exempt Bond Portfolio (the "Predecessor Missouri Tax-Exempt Bond Portfolio") commenced operations on July 10, 1986 and July 15, 1988, respectively, as separate investment portfolios of The ARCH Tax-Exempt Trust, which was organized as a Massachusetts business trust. On October 2, 1995, the Predecessor Tax-Exempt Money Market Portfolio and the Predecessor Missouri Tax-Exempt Bond Portfolio were reorganized as new portfolios of the Fund. Prior to the reorganization, these Predecessor Portfolios offered and sold shares of beneficial interest that were similar to the Fund's Trust Shares, Investor A Shares and Investor B Shares. As of the date of this Statement of Additional Information, the Kansas Tax-Exempt Bond Portfolio had not commenced operations.


                       INVESTMENT OBJECTIVES AND POLICIES


         The following policies supplement the description of the investment objectives and policies of the Money Market, Treasury Money Market and Tax-Exempt Money Market Portfolios (the "Money Market Portfolios") and the Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced, International Equity, Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios (the "Equity and Bond Portfolios") described in the Prospectuses.


MONEY MARKET PORTFOLIO

         The Adviser makes investment decisions with respect to the Money Market Portfolio in accordance with the SEC's rules and regulations for money market funds.


         COMMERCIAL PAPER, BANKERS' ACCEPTANCES, CERTIFICATES OF DEPOSIT AND TIME DEPOSITS. Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

         As stated in the Prospectuses, the Money Market Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations may include Eurodollar Certificates of Deposit ("ECDs") which are U.S. dollar-denominated certificates of deposit issued by offices of foreign and domestic banks located outside the United States; Eurodollar Time Deposits ("ETDs") which are U.S. dollar-denominated deposits in a foreign branch of a U.S. bank or a foreign bank; Canadian Time Deposits ("CTDs") which are essentially the same as ETDs except they are issued by Canadian offices of major Canadian banks; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee Certificates of Deposit ("Yankee CDs") which are U.S. dollar-denominated certificates of deposit issued by a U.S. branch of a foreign bank and held in the United States; and Yankee Bankers' Acceptances ("Yankee BAs") which are U.S. dollar-denominated bankers' acceptances issued by a U.S. branch of a foreign bank and held in the United States.


TREASURY MONEY MARKET PORTFOLIO

         The Adviser makes investment decisions with respect to the Treasury Money Market Portfolio in accordance with the SEC's rules and regulations for money market funds.

         STATE EXEMPTIONS AND U.S. GOVERNMENT OBLIGATIONS. As stated in the Prospectuses, the Treasury Money Market Portfolio invests primarily in selected U.S. Government (and certain agency and instrumentality) obligations, the income from which is generally exempt from state income tax. In addition, investments in certain of these obligations are, or may be, exempt from your State's income tax. For a current list of the types of investments that are and are not exempt from your State's income tax, please consult your tax adviser or write to your State's Department of Revenue.


TAX-EXEMPT MONEY MARKET PORTFOLIO

         The Adviser makes investment decisions with respect to the Tax-Exempt Money Market Portfolio in accordance with the SEC's rules and regulations for money market funds.


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GROWTH & INCOME EQUITY PORTFOLIO

         The Growth & Income Equity Portfolio will not normally invest in securities of issuers having a record, together with predecessors, of less than three years of continuous operations.


         RIGHTS AND WARRANTS. As stated in the Prospectuses, the Growth & Income Equity Portfolio may participate in rights offerings and purchase warrants, which are privileges issued by corporations enabling the owners to subscribe to and purchase a specified number of shares of the corporation at a specified price during a specified period of time. Subscription rights normally have a short life span to expiration. The purchase of rights or warrants involves the risk that the Portfolio could lose the purchase value of a right or warrant if the right to subscribe to additional shares is not exercised prior to the rights' or warrants' expiration. Also, the purchase of rights or warrants involves the risk that the effective price paid for the right or warrant added to the subscription price of the related security may exceed the value of the subscribed security's market price such as when there is no movement in the level of the underlying security. The Portfolio will not invest more than 5% of its total assets, taken at market value, in warrants, or more than 2% of its total assets, taken at market value, in warrants not listed on the New York, American or Canadian Stock Exchanges. Warrants acquired by the Portfolio in units or attached to other securities are not subject to this restriction.


EMERGING GROWTH PORTFOLIO

         As stated in the Prospectuses, the Emerging Growth Portfolio may participate in rights offerings and purchase warrants. (See "Investment Objectives and Policies -- Growth & Income Equity Portfolio" above for a discussion of rights and warrants). The Portfolio will not invest more than 5% of its total assets, taken at market value, in warrants.

GOVERNMENT & CORPORATE BOND PORTFOLIO

         An increase in interest rates will generally reduce the value of the investments in the Government & Corporate Bond Portfolio, and a decline in interest rates will generally increase the value of those investments. Depending upon the prevailing market conditions, the Adviser may purchase debt securities at a discount from face value, which produces a yield greater than the coupon rate. Conversely, if debt securities are purchased at a premium over face value, the yield will be lower than the coupon rate. In response to changing conditions in fixed-income markets, the Portfolio may make modest shifts in terms of anticipated interest rate and sector spread changes.

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U.S. GOVERNMENT SECURITIES PORTFOLIO

         The U.S. Government Securities Portfolio may invest in certificates issued by government-backed trusts. Such certificates represent an undivided fractional interest in the respective government-backed trust's assets. The assets of each government-backed trust consist of (i) a promissory note issued by a foreign government (the "Note"), (ii) a guaranty by the U.S. Government, acting through the Defense Security Assistance Agency of the Department of Defense, of the due and punctual payment of 90% of all principal and interest due on such Note, and (iii) a beneficial interest in a government securities trust holding U.S. Treasury bills, notes and other direct obligations of the U.S. Treasury sufficient to provide the Portfolio with funds in an amount equal to at least 10% of all principal and interest payments due on the Note.

BALANCED PORTFOLIO


         The fixed-income securities in which the Balanced Portfolio may invest are rated "investment grade" (e.g., fixed income securities rated at the time of purchase in the four highest categories by Rating Agencies or deemed comparable). The Portfolio will not normally invest in securities of issuers having a record, together with predecessors, of less than three years of continuous operations.


         The value of the fixed income investments of the Balanced Portfolio is generally sensitive to change in interest rates. (See "Investment Objectives and Policies -- Government & Corporate Bond Portfolio" above for a discussion of the effects of interest rate changes). The Portfolio may also participate in rights offerings and purchase warrants. (See "Investment Objectives and Policies -- Growth & Income Equity Portfolio" above for a discussion of rights and warrants).

INTERNATIONAL EQUITY PORTFOLIO

         The International Equity Portfolio will not normally invest in securities of issuers having a record, together with predecessors, of less than three years of continuous operations.

         As stated in the Prospectuses, the Portfolio may participate in rights offerings and purchase warrants. (See "Investment Objectives and Policies -- Growth & Income Equity Portfolio" above for a discussion of rights and warrants). The Portfolio will not invest more than 5% of its total assets, taken at market value, in warrants. Warrants acquired by the Portfolio in units or attached to other securities are not subject to this restriction.

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         CONVERTIBLE SECURITIES. Convertible securities entitle the holder to receive interest paid or accrued on debt until the convertible securities mature or are redeemed, converted or exchanged. Prior to conversion, convertible securities have characteristics similar to ordinary debt securities in that they normally provide a stable stream of income with generally higher yields than those of common stock of the same or similar issuers. Convertible securities rank senior to common stock in a corporation's capital structure and therefore generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.


         In selecting convertible securities for the International Equity Portfolio, the Adviser or Sub-Adviser will consider, among other factors, its evaluation of the creditworthiness of the issuers of the securities; the interest or dividend income generated by the securities; the potential for capital appreciation of the securities and the underlying stocks; the prices of the securities relative to other comparable securities and to the benefits of sinking funds or other protective conditions; diversification of the Portfolio as to issuers; and whether the securities are rated by Ratings Agencies and, if so, the ratings assigned.


         The value of convertible securities is a function of their investment value (determined by yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and their conversion value (their worth, at market value, if converted into the underlying stock). The investment value of convertible securities is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline, and by the credit standing of the issuer and other factors. The conversion value of convertible securities is determined by the market price of the underlying stock. If the conversion value is low relative to the investment value, the price of the convertible securities is governed principally by their investment value. To the extent the market price of the underlying stock approaches or exceeds the conversion price, the price of the convertible securities will be increasingly influenced by their conversion value. In addition, convertible securities generally sell at a premium over their conversion value determined by the extent to which investors place value on the right to acquire the underlying stock while holding fixed income securities.


         The other Equity Portfolios may also invest in convertible securities, subject to their investment objectives and policies.

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SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO

         The Municipal Obligations in which the Short-Intermediate Municipal Portfolio may invest are rated "investment grade". (See "Investment Objectives and Policies -- Balanced Portfolio" above for a description of investment grade securities). The value of the Municipal Obligations held by the Portfolio is generally sensitive to change in interest rates. (See "Investment Objectives and Policies -- Government & Corporate Bond Portfolio" above for a discussion of the effects of interest rate changes.)

MISSOURI TAX-EXEMPT BOND PORTFOLIO

         The Municipal Obligations in which the Missouri Tax-Exempt Bond Portfolio may invest are rated "investment grade". (See "Investment Objectives and Policies -- Balanced Portfolio" above for a description of investment grade securities.) The value of the Municipal Obligations held by the Portfolio is generally sensitive to change in interest rates. (See "Investment Objectives and Policies -- Government & Corporate Bond Portfolio" above for a discussion of the effects of interest rate changes.)

KANSAS TAX-EXEMPT BOND PORTFOLIO

         The Municipal Obligations in which the Kansas Tax-Exempt Bond Portfolio may invest are rated "investment grade". (See "Investment Objectives and Policies -- Balanced Portfolio" above for a description of investment grade securities.) The value of the Municipal Obligations held by the Portfolio is generally sensitive to change in interest rates. (See "Investment Objectives and Policies -- Government & Corporate Bond Portfolio" above for a discussion of the effects of interest rate changes.)

                                 *     *     *

         The following policies supplement the description of the Portfolios' investment objectives and policies in the Prospectuses.


OTHER APPLICABLE INVESTMENT POLICIES


         MUNICIPAL OBLIGATIONS. As described in their Prospectuses and subject to their respective investment limitations, the Tax-Exempt Money Market, Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios (the "Tax-Exempt Portfolios") may invest in Municipal Obligations. Municipal Obligations include debt obligations issued by governmental entities which obtain funds for various

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
public purposes, including the construction of a wide range of public facilities, the refunding of outstanding obligations, the payment of general operating expenses and the extension of loans to public institutions and facilities.

         As described in the Prospectuses, the two principal classifications of Municipal Obligations consist of "general obligation" and "revenue" issues. In addition, the Portfolios may purchase "moral obligation" issues, which are normally issued by special purpose authorities. There are, of course, variations in the quality of Municipal Obligations both within a particular classification and between classifications, and the yields on Municipal Obligations depend upon a variety of factors, including general conditions of the money market and/or the municipal bond market, the financial condition of the issuer, the size of a particular offering, the maturity of the obligation and the rating of the issue. The ratings of Rating Agencies, such as Moody's Investors Service, Inc. ("Moody's") and Standard & Poor's Ratings Group ("S&P"), represent their opinions as to the quality of Municipal Obligations. It should be emphasized, however, that ratings are general and are not absolute standards of quality, and Municipal Obligations with the same maturity, interest rate and rating may have different yields while Municipal Obligations of the same maturity and interest rate with different ratings may have the same yield. Subsequent to its purchase by a Portfolio, an issue of Municipal Obligations may cease to be rated or its rating may be reduced below the minimum rating required for purchase by such Portfolio. The Adviser will consider such an event in determining whether the Portfolio involved should continue to hold the obligation.

         The Tax-Exempt Portfolios may also purchase Municipal Obligations in the form of certificates of participation which represent undivided interests in lease payments by a governmental or nonprofit entity. A lease may provide that the certificate trustee cannot accelerate lease obligations upon default. The trustee would only be able to enforce lease payments as they become due. In the event of a default or failure of appropriation, it is unlikely that the trustee would be able to obtain an acceptable substitute source of payment. In addition, certificates of participation are less liquid than other bonds because there is a limited secondary trading market for such obligations. To alleviate potential liquidity problems with respect to these investments, a Portfolio may enter into remarketing agreements which may provide that the seller or a third party will repurchase the obligation within seven days after demand by the Portfolio and upon certain conditions such as the Portfolio's payment of a fee.

         The payment of principal and interest on most securities purchased by a Tax-Exempt Portfolio will depend upon

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
the ability of the issuers to meet their obligations. An issuer's obligations under its Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the federal bankruptcy code, and laws, if any, which may be enacted by federal or state legislatures extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. The power or ability of an issuer to meet its obligations for the payment of interest on and principal of its Municipal Obligations may be materially adversely affected by litigation or other conditions. The District of Columbia, each state, each of their political subdivisions, agencies, instrumentalities and authorities and each multi-state agency of which a state is a member is a separate "issuer" as that term is used in this Statement of Additional Information and the Prospectuses. The non-governmental user of facilities financed by private activity bonds is also considered to be an "issuer."

         Each Tax-Exempt Portfolio may also purchase General Obligation Notes, Tax Anticipation Notes, Bond Anticipation Notes, Revenue Anticipation Notes, Tax-Exempt Commercial Paper, Construction Loan Notes and other tax-exempt loans. Such instruments are issued in anticipation of the receipt of tax funds, the proceeds of bond placements, or other revenues.

         Certain types of Municipal Obligations (private activity bonds) have been or are issued to obtain funds to provide, among other things, privately operated housing facilities, pollution control facilities, convention or trade show facilities, mass transit, airport, port or parking facilities and certain local facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are also issued to privately held or publicly owned corporations in the financing of commercial or industrial facilities. State and local governments are authorized in most states to issue private activity bonds for such purposes in order to encourage corporations to locate within their communities. The principal and interest on these obligations may be payable from the general revenues of the users of such facilities. Furthermore, payment of principal and interest on Municipal Obligations of certain projects may be secured by mortgages or deeds of trust. In the event of a default, enforcement of the mortgages or deeds of trust will be subject to statutory enforcement procedures and limitations, including rights of redemption and limitations on obtaining deficiency judgments. In the event of a foreclosure, collection of the proceeds of the foreclosure may be delayed, and the amount of proceeds from the foreclosure may not be sufficient to pay the principal of and accrued interest on the defaulted Municipal Obligations.

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
         From time to time, proposals have been introduced before Congress for the purpose of restricting or eliminating the federal income tax exemption for interest on Municipal Obligations. For example, the Tax Reform Act of 1986 (the "Act"), adopted in October 1986, substantially revised provisions of prior law affecting the issuance and use of proceeds of certain tax-exempt obligations. The Act made a new definition of private activity bonds applicable to many types of bonds, including those which were industrial development bonds under prior law. Interest on private activity bonds is exempt from regular federal income tax only if the bonds fall within and meet the requirements of certain defined categories of qualified private activity bonds. The Act also extended to all Municipal Obligations issued after August 16, 1986 (August 31, 1986 in the case of certain bonds) certain rules formerly applicable only to industrial development bonds. If the issuer fails to observe such rules, the interest on the Municipal Obligations may become taxable retroactive to the date of issue. In addition, interest on certain private activity bonds must be included in an investor's federal alternative minimum taxable income, and corporate investors must include all tax-exempt interest in their federal alternative minimum taxable income. (See the applicable Prospectus under "Taxes - Federal Taxes.") Moreover, with respect to Missouri and Kansas Obligations, the Fund cannot predict what legislation, if any, may be proposed in the Missouri or Kansas Legislatures relating to the status of the Missouri or Kansas income tax on interest on such obligations, or which proposals, if any, might be enacted. Such proposals, while pending or if enacted, might adversely affect the availability of Municipal Obligations generally, or Missouri or Kansas Obligations specifically, for investment by a Portfolio and the liquidity and value of a Portfolio's assets. In such an event, each Portfolio would reevaluate its investment objective and policies and consider possible changes in its structure or possible dissolution.

         As stated in the Prospectuses and subject to its investment policies, the Money Market Portfolio may also invest in Municipal Obligations. Dividends paid by the Money Market Portfolio that are derived from interest on Municipal Obligations would be taxable to its shareholders for federal income tax purposes.

         VARIABLE AND FLOATING RATE INSTRUMENTS. Subject to their respective investment limitations, each Portfolio may purchase variable and floating rate obligations as described in the Prospectuses. The Adviser will consider the earning power, cash flows and other liquidity ratios of the issuers and guarantors of such obligations and, for obligations subject to a demand feature, will monitor their financial status to meet payment on demand. The Money Market Portfolios and the

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International Equity Portfolio will invest in such instruments only when the
Adviser believes that any risk of loss due to issuer default is minimal. In determining average weighted portfolio maturity, a variable or floating rate instrument issued or guaranteed by the U.S. Government, its agencies and instrumentalities, or a variable or floating rate instrument scheduled on its face to be paid in 397 days or less, will be deemed to have a maturity equal to the period remaining until the obligation's next interest rate adjustment. Other variable or floating rate notes will be deemed to have a maturity equal to the longer of the period remaining to the next interest rate adjustment or the time the Portfolio can recover payment of principal as specified in the instrument.

         Variable or floating rate obligations held by the Money Market Portfolios may have maturities of more than 397 days provided that: (i) the Portfolio is entitled to payment of principal at any time upon not more than 30 days' notice or at specified intervals not exceeding 397 days (upon not more than 30 days' notice); (ii) the rate of interest on a variable rate instrument is adjusted automatically on set dates not exceeding 397 days, and the instrument, upon adjustment, can reasonably be expected to have a market value that approximates its par value; and (iii) the rate of interest on a floating rate instrument is adjusted automatically whenever a specified interest rate changes and the instrument, at any time, can reasonably be expected to have a market value that approximates its par value.

         The variable and floating rate demand instruments that the Tax-Exempt Portfolios may purchase include participations in Municipal Obligations purchased from and owned by financial institutions, primarily banks. Participation interests provide a Portfolio with a specified undivided interest (up to 100%) in the underlying obligation and the right to demand payment of the unpaid principal balance plus accrued interest on the participation interest from the institution upon a specified number of days' notice, not to exceed thirty days. Each participation interest is backed by an irrevocable letter of credit or guarantee of a bank that the Adviser has determined meets the prescribed quality standards for the Portfolio. The bank typically retains fees out of the interest paid on the obligation for servicing the obligation, providing the letter of credit and issuing the repurchase commitment.

         RESTRICTED SECURITIES. The SEC has adopted Rule 144A which allows for a broader institutional trading market for securities otherwise subject to restrictions on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act of 1933 for the resale of certain securities to qualified institutional buyers. The purchase of securities which can be sold under Rule 144A could have the effect of increasing the level of illiquidity in the Portfolios to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these restricted securities. The International Equity Portfolio will not invest more than 10% of its total assets in the securities of issuers which are restricted as to disposition, other than restricted securities eligible for resale pursuant to Rule 144A.

         The Adviser or Sub-Adviser monitors the liquidity of restricted securities in the Fund's Portfolios under the supervision of the Board of Directors. In reaching liquidity decisions, the Adviser and Sub-Adviser may consider the following factors, although such factors may not necessarily be determinative: (1) the unregistered nature of a security; (2) the frequency of trades and quotes for the security; (3) the number of dealers willing to purchase or sell the security and the number of other potential purchasers; (4) the trading markets for the security; (5) dealer undertakings to make a market in the security; and (6) the nature of the security and the nature of the marketplace trades (including the time needed to dispose of the security, methods of soliciting offers, and mechanics of transfer).

         STAND-BY COMMITMENTS. As described in their Prospectuses and subject to their respective investment limitations, the Tax-Exempt Portfolios may acquire "stand-by commitments" with respect to Municipal Obligations held by a Portfolio. Under a stand-by commitment, a dealer or bank agrees to purchase from a Portfolio, at the Portfolio's option, specified Municipal Obligations at their amortized cost value to the Portfolio plus accrued interest, if any. Standby commitments acquired by a Portfolio must meet the quality standards described in the Prospectuses (be rated in the two highest categories as determined by a Rating Agency, or, if not rated, must be of comparable quality as determined by the Adviser pursuant to guidelines approved by the Fund's Board of Directors). Stand-by commitments are exercisable by a Portfolio at any time before the maturity of the underlying Municipal Obligations and may be sold, transferred or assigned by the Portfolio only with the underlying instruments. Each of the Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios expects that its investments in stand-by commitments will not exceed 5% of the value of its total assets under normal market conditions.

         The Fund expects that stand-by commitments will generally be available without the payment of any direct or indirect consideration. However, if necessary or advisable, a Tax-Exempt Portfolio may pay for a stand-by commitment either separately in cash or by paying a higher price for portfolio securities which are acquired subject to the commitment (thus reducing the yield to maturity otherwise available for the same securities).

         The Tax-Exempt Portfolios intend to enter into stand-by commitments only with dealers, banks and broker-dealers which, in the Adviser's opinion, present minimal credit risks. A Portfolio's reliance upon the credit of these dealers, banks and broker-dealers will be secured by the value of the underlying Municipal Obligations that are subject to the commitment. In evaluating the creditworthiness of the issuer of a stand-by commitment, the Adviser will review periodically the issuer's assets, liabilities, contingent claims and other relevant financial information.

         Each Tax-Exempt Portfolio will acquire stand-by commitments solely to facilitate portfolio liquidity and does not intend to exercise its rights thereunder for trading purposes. Stand-by commitments acquired by a Portfolio would be valued at zero in determining net asset value. The acquisition of a "stand-by commitment" by the Tax-Exempt Money Market Portfolio would thus not affect the valuation or assumed maturity of the underlying Municipal Obligations, which would continue to be valued in accordance with the amortized cost method. Where a Portfolio paid any consideration directly or indirectly for a stand-by commitment, its cost would be reflected as unrealized depreciation for the period during which the commitment was held by the Portfolio. If a stand-by commitment is exercised, its cost will reduce the amount realized on the sale of the Municipal Obligations for purposes of determining the amount of gain or loss. If a stand-by commitment expires unexercised, its cost is added to the basis of the security to which it relates in those instances where the stand-by commitment was acquired on the same day as the bond, and in other cases will be treated as a capital loss at the time of expiration. Stand-by commitments would not affect the average weighted maturity of a Portfolio.

         TAX-EXEMPT DERIVATIVES. As described in their Prospectuses and subject to their respective investment limitations, the Tax-Exempt Portfolios may hold tax-exempt derivatives which may be in the form of tender option bonds, participations, beneficial interests in a trust, partnership interests or other forms. A number of different structures have been used. For example, interests in long-term fixed-rate Municipal Obligations, held by a bank as trustee or custodian, are coupled with tender option, demand and other features when the tax-exempt derivatives are created. Together, these features entitle the holder of the interest to tender (or put), the underlying Municipal Obligation to a third party at periodic intervals and to receive the principal amount thereof. In some cases, Municipal Obligations are represented by custodial receipts evidencing rights to receive specific future interest payments, principal payments, or both, on the underlying municipal securities held by the custodian. Under such arrangements, the holder of the custodial receipt has the option to tender the underlying Municipal Obligation at its face value to the sponsor (usually a bank or broker dealer or other financial institution), which is paid periodic fees equal to the difference between the bond's fixed coupon rate and the rate that would cause the bond, coupled with the tender option, to trade at par on the date of a rate adjustment. The Portfolios may hold tax-exempt derivatives, such as participation interests and custodial receipts, for Municipal Obligations which give the holder the right to receive payment of principal subject to the conditions described above. The Internal Revenue Service has not ruled on whether the interest received on tax-exempt derivatives in the form of participation interests or custodial receipts is tax-exempt, and accordingly, purchases of any such interests or receipts are based on the opinion of counsel to the sponsors of such derivative securities. Neither the Fund nor its investment adviser will review the proceedings related to the creation of any tax-exempt derivatives or the basis for such opinions.


         U.S. GOVERNMENT OBLIGATIONS. Examples of the types of U.S. Government obligations that may be held by the Portfolios, subject to their respective investment policies, include, in addition to U.S. Treasury bills, the obligations of Federal Home Loan Banks, Federal Farm Credit Banks, Federal Land Banks, the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, Government National Mortgage Association, General Services Administration, Central Bank for Cooperatives, Federal Home Loan Mortgage Corporation, Federal Intermediate Credit Banks, Maritime Administration, Resolution Trust Corporation, and International Bank for Reconstruction and Development.


         Obligations of certain agencies and instrumentalities of the U.S. Government, such as the Government National Mortgage Association, are supported by the full faith and credit of the U.S. Treasury; others, such as those of the Export-Import Bank of the United States, are supported by the right of the issuer to borrow from the Treasury; others, such as those of the Federal National Mortgage Association, are supported by the discretionary authority of the U.S. Government to purchase the agency's obligations; still others, such as those of the Student Loan Marketing Association, are supported only by the credit of the instrumentality. No assurance can be given that the U.S. Government would provide financial support to U.S. Government-sponsored instrumentalities if it is not obligated to do so by law.

         STRIPPED U.S. GOVERNMENT OBLIGATIONS. As described in the Prospectuses and subject to their respective investment

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policies, each Portfolio, except the International Equity Portfolio and the
Tax-Exempt Portfolios, may hold stripped U.S. Treasury securities, including (1) coupons that have been stripped from U.S. Treasury bonds, which are held through the Federal Reserve Bank's book-entry system called "Separate Trading of Registered Interest and Principal of Securities" ("STRIPS") or (2) through a program entitled "Coupon Under Book-Entry Safekeeping" ("CUBES"). Each Portfolio (except the Treasury Money Market and U.S. Government Securities Portfolios) may also acquire U.S. Government obligations and their unmatured interest coupons that have been stripped by a custodian bank or investment brokerage firm. Having separated the interest coupons from the underlying principal of the U.S. Government obligations, the holder will resell the stripped securities in custodial receipt programs with a number of different names, including "Treasury Income Growth Receipts" ("TIGRS") and "Certificates of Accrual on Treasury Securities" ("CATS"). Such securities may not be as liquid as STRIPS and CUBES and are not viewed by the staff of the SEC as U.S. Government securities for purposes of the 1940 Act.


         The stripped coupons are sold separately from the underlying principal, which is sold at a deep discount because the buyer receives only the right to receive a future fixed payment on the security and does not receive any rights to periodic interest (cash) payments. Purchasers of stripped principal-only securities acquire, in effect, discount obligations that are economically identical to the zero coupon securities that the Treasury Department sells itself. In the case of bearer securities (i.e., unregistered securities which are owned ostensibly by the bearer or holder, the underlying U.S. Treasury bonds and notes themselves are held in trust on behalf of the owners. Counsel to the underwriters of these certificates or other evidences of ownership of the U.S. Treasury securities have stated that, in their opinion, purchasers of the stripped securities, such as the Portfolios, most likely will be deemed the beneficial holders of the underlying U.S. Government obligations for federal tax and security purposes.

         The U.S. Government does not issue stripped Treasury securities directly. The STRIPS program, which is ongoing, is designed to facilitate the secondary market in the stripping of selected U.S. Treasury notes and bonds into separate interest and principal components. Under the program, the U.S. Treasury continues to sell its notes and bonds through its customary auction process. A purchaser of those specified notes and bonds who has access to a book-entry account at a Federal Reserve bank, however, may separate the Treasury notes and bonds into interest and principal components. The selected Treasury securities thereafter may be maintained in the book-entry system operated by the Federal Reserve in a manner that permits the separate trading and ownership of the interest and principal payments.

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

         For custodial receipts, the underlying debt obligations are held separate from the general assets of the custodian and nominal holder of such securities, and are not subject to any right, charge, security interest, lien or claim of any kind in favor of or against the custodian or any person claiming through the custodian. The custodian is also responsible for applying all payments received on those underlying debt obligations to the related receipts or certificates without making any deductions other than applicable tax withholding. The custodian is required to maintain insurance for the protection of holders of receipts or certificates in customary amounts against losses resulting from the custody arrangement due to dishonest or fraudulent action by the custodian's employees. The holders of receipts or certificates, as the real parties in interest, are entitled to the rights and privileges of the underlying debt obligations, including the right, in the event of default in payment of principal or interest, to proceed individually against the issuer without acting in concert with other holders of those receipts or certificates or the custodian.

         SECURITIES LENDING. As described in the Prospectuses, each Portfolio (except the Money Market, Treasury Money Market, Tax-Exempt Money Market, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios) may lend its portfolio securities to broker-dealers, banks or institutional borrowers. While these Portfolios would not have the right to vote securities on loan, each Portfolio intends to terminate the loan and regain the right to vote should this be considered important with respect to the investment. When the Portfolios lend their securities, they continue to receive interest or dividends on the securities loaned and may simultaneously earn interest on the investment of the cash collateral which will be invested in readily marketable, high quality, short-term obligations. Although voting rights, or rights to consent, attendant to securities on loan pass to the borrower, such loans may be called at any time and will be called so that the securities may be voted by a Portfolio if a material event affecting the investment is to occur.


         Securities lending arrangements with broker/dealers require that the loans be secured by the collateral equal in value to at least the market value of the securities loaned. During the term of such arrangements, the Portfolios will maintain such value by the daily marking-to-market of the collateral.

         SECURITIES OF OTHER INVESTMENT COMPANIES. As described in the applicable Prospectuses, the Portfolios intend to limit investments in securities issued by other investment companies within the limits prescribed by the 1940 Act. Each Portfolio currently intends to limit its investments so that, as determined immediately after a securities purchase is made: (a) not more than 5% of the value of its total assets will be invested in the securities of any one investment company; (b) not more than 10% of the value of its total assets will be invested in the aggregate in securities of investment companies as a group; (c) not more than 3% of the outstanding voting stock of any one investment company will be owned by the Portfolio; and
(d) not more than 10% of the outstanding voting stock of any one investment company will be owned in the aggregate by the Portfolios and other investment companies advised by the Adviser.

         ASSET-BACKED SECURITIES. Subject to their respective investment policies, the Portfolios (except the Treasury Money Market and International Equity Portfolios) may purchase asset-backed securities, as described in the Prospectuses. Asset-backed securities represent interests in "pools" of assets in which payments of both interest and principal on the securities are made monthly, thus in effect "passing through" monthly payments made by the individual borrowers on the assets that underlie the securities, net of any fees paid to the issuer or guarantor of the securities. The average life of asset-backed securities varies with the maturities of the underlying instruments, and for this and other reasons, an asset-backed security's stated maturity may be shortened, and the security's total return may be difficult to predict precisely.

         There are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-backed securities and among the securities that they issue. Mortgage-backed securities guaranteed by GNMA include GNMA Mortgage Pass-Through Certificates (also known as "Ginnie Maes") which are guaranteed as to the timely payment of principal and interest by GNMA and such guarantee is backed by the full faith and credit of the United States. GNMA is a wholly-owned U.S. Government corporation with the Department of Housing and Urban Development. GNMA certificates also are supported by the authority of GNMA to borrow funds from the U.S. Treasury to make payments under its guarantee. Mortgage-backed securities issued by the FNMA include FNMA Guaranteed Mortgage Pass-through Certificates (also known as "Fannie Maes") which are solely the obligations of the FNMA and are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the Treasury. FNMA is a government-sponsored organization owned entirely by private stockholders. Fannie Maes are guaranteed as to timely payment of the principal and interest by FNMA. Mortgage-backed securities issued by the FHLMC include FHLMC Mortgage Participation Certificates (also known as "Freddie Macs" or "Pcs"). FHLMC is a corporate instrumentality of the United States, created pursuant to an Act of Congress, which is owned entirely by Federal Home Loan Banks. Freddie Macs are not guaranteed by the United States or by any Federal Home Loan Bank. Freddie Macs entitle the holder to timely payment of interest, which is guaranteed by the FHLMC. FHLMC guarantees either ultimate collection or timely payment of all principal payments on the underlying mortgage loans. When FHLMC does not guarantee timely payment of principal, FHLMC may remit the amount due on account of its guarantee of ultimate payment of principal at any time after default on an underlying mortgage, but in no event later than one year after it becomes payable.

         Non-mortgage asset-backed securities involve certain risks that are not presented by mortgage-backed securities. Primarily, these securities do not have the benefit of the same security interest in the underlying collateral. Credit card receivables are generally unsecured, and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which have given debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the servicers to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have an effective security interest in all of the obligations backing such receivables. Therefore, there is a possibility that recoveries on repossessed collateral may not, in some cases, be able to support payments on these securities.


         WHEN-ISSUED PURCHASES AND FORWARD COMMITMENTS. When a Portfolio agrees to purchase securities on a when-issued or forward commitment basis, the Custodian (or sub-custodian) will maintain in a segregated account cash, U.S. Government securities, liquid portfolio securities or other high-grade debt obligations having a value (determined daily) at least equal to the amount of the Portfolio's commitments. In the case of a forward commitment to sell portfolio securities, the Custodian (or sub-custodian) will hold the portfolio securities themselves in a segregated account while the commitment is outstanding. These procedures are designed to ensure that a Portfolio will maintain sufficient assets at all times to cover is obligations under when-issued purchases and forward commitments.


         A Portfolio will make commitments to purchase securities on a when-issued basis or to purchase or sell securities on a forward commitment basis only with the intention of completing the transaction and actually purchasing or selling the securities. If deemed advisable as a matter of investment strategy, however, a Portfolio may dispose of or renegotiate a commitment after it is entered into and may sell securities it has committed to purchase before those securities are delivered to the Portfolio on the settlement date. In these cases, the Portfolio may realize a capital gain or loss.

         When a Portfolio engages in when-issued and forward commitment transactions, it relies on the other party to consummate the trade. Failure of such party to do so may result in the Portfolio's incurring a loss or missing an opportunity to obtain a price considered to be advantageous.

         The value of the securities underlying a when-issued purchase or a forward commitment to purchase securities, and any subsequent fluctuations in their value, is taken into account when determining a Portfolio's net asset value starting on the day the Portfolio agrees to purchase the securities. The Portfolio does not earn interest on the securities it has committed to purchase until they are paid for and delivered on the settlement date. When a Portfolio makes a forward commitment to sell securities it owns, the proceeds to be received upon settlement are included in the Portfolio's assets, and fluctuations in the value of the underlying securities are not reflected in the Portfolio's net asset value as long as the commitment remains in effect.


         Because the Portfolios will each set aside cash or liquid assets to satisfy its purchase commitments in the manner described, a Portfolio's liquidity and ability to manage its portfolio might be affected in the event its commitments to purchase securities on a when-issued or forward commitment basis ever exceeded 25% of the value of its total assets.

         FOREIGN CURRENCY EXCHANGE TRANSACTIONS. The International Equity Portfolio is authorized to enter into forward foreign currency exchange contracts. These contracts involve an obligation to purchase or sell a specified currency at a future date at a price set at the time of the contract. Forward currency contracts do not eliminate fluctuations in the values of portfolio securities but rather allow the Portfolio to establish a rate of exchange for a future point in time. The Portfolio may enter into forward foreign currency exchange contracts when deemed advisable by their investment adviser under two circumstances.

         When entering into a contract for the purchase or sale of a security, the International Equity Portfolio may enter into a forward foreign currency exchange contract for the amount of the purchase or sale price to protect against variations in

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
the value of the foreign currency relative to the U.S. dollar or other foreign currency between the date the security is purchased or sold and the date on which payment is made or received.

         When the Sub-Adviser anticipates that a particular foreign currency may decline substantially relative to the U.S. dollar or other leading currencies, in order to reduce risk, the International Equity Portfolio may enter into a forward contract to sell, for a fixed amount, the amount of foreign currency approximating the value of some or all of the Portfolio's securities denominated in such foreign currency. The Portfolio does not intend to enter into forward contracts under this second circumstance on a regular or continuing basis. The Portfolio will not enter into such forward contracts or maintain a net exposure to such contracts where the consummation of the contracts would obligate the Portfolio to deliver an amount of foreign currency in excess of the value of its portfolio securities or other assets denominated in that currency. While forward contracts may offer protection from losses resulting from declines in the value of a particular foreign currency, they also limit potential gains which might result from increases in the value of such currency. Furthermore, forward foreign currency exchange contracts do not eliminate fluctuations in the underlying prices of securities. In addition, the Portfolio will incur costs in connection with forward foreign currency exchange contracts and conversions of foreign currencies and U.S. dollars.


         The International Equity Portfolio's Custodian will place in a separate account of the Portfolio cash or liquid securities in an amount equal to the value of the Portfolio's assets that could be required to consummate forward contracts entered into under the second circumstance, as set forth above. For the purpose of determining the adequacy of the securities in the account, the deposited securities will be valued at market or fair value. If the market or fair value of such securities declines, additional cash or securities will be placed in the account daily so that the value of the account will equal the amount of such commitments by the Portfolio.

         At the maturity of a forward contract, the International Equity Portfolio may either sell the portfolio security and make delivery of the foreign currency, or it may retain the security and terminate its contractual obligation to deliver the foreign currency by purchasing an "offsetting" contract with the same currency trader obligating it to purchase, on the same maturity date, the same amount of the foreign currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of the contract. Accordingly, it may be necessary for the International

Equity Portfolio to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of foreign currency the Portfolio is obligated to deliver and if a decision is made to sell the security and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security if its market value exceeds the amount of foreign currency the Portfolio is obligated to deliver.

         If the International Equity Portfolio retains the portfolio security and engages in an offsetting transaction, it will incur a gain or a loss (as described below) to the extent that there has been movement in forward contract prices. If the Portfolio engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the foreign currency. Should forward prices decline between the date the Fund enters into a forward contract for the sale of a foreign currency and the date it enters into an offsetting contract for the purchase of the foreign currency, it will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. For a discussion of the Federal tax treatment of forward contracts, see "Additional Information Concerning Taxes -- Taxation of Certain Financial Instruments."


         OPTIONS TRADING. As described in the Prospectuses, each of the Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced and International Equity Portfolios may purchase put and call options listed on a national securities exchange and issued by the Options Clearing Corporation in an amount not exceeding 10% of that Portfolio's net assets. The International Equity Portfolio will not invest more than 5% of its total assets in initial margin deposits and premiums (including without limitation, puts, calls, straddles and spreads) and any combination thereof. Options trading is a specialized activity which entails greater than ordinary investment risks. Regardless of how much the market price of the underlying security or index increases or decreases, the option buyer's risk is limited to the amount of the original investment for the purchase of the option. However, options may be more volatile than the underlying securities, and therefore, on a percentage basis, an investment in options may be subject to greater fluctuation than an investment in the underlying securities. A listed call option gives the purchaser of the option the right to buy from a clearing corporation, and a writer has the obligation to sell to the clearing corporation, the underlying security at the stated exercise price at any time prior to the expiration of the option, regardless of the market price of the security. The premium paid to the writer is in consideration for undertaking the obligations under the option contract. A listed put option gives the purchaser the right to sell to a clearing corporation the underlying security at the stated exercise price at any time prior to the expiration date of the option, regardless of the market price of the security. In contrast to an option on a particular security, an option on a stock or bond index provides the holder with the right to make or receive a cash settlement upon the exercise of the option. The amount of this settlement will be equal to the difference between the closing price of the index at the time of exercise and the exercise price of the option expressed in dollars, times a specified multiple.

         A Portfolio's obligation to sell a security subject to a covered call option written by it may be terminated prior to the expiration date of the option by the Portfolio's executing a closing purchase transaction, which is effected by purchasing on an exchange an option of the same series (i.e., same underlying security, exercise price and expiration date) as the option previously written. Such a purchase does not result in the ownership of an option. A closing purchase transaction will ordinarily be effected to realize a profit on an outstanding option, to prevent an underlying security from being called, to permit the sale of the underlying security or to permit the writing of a new option containing different terms on such underlying security. The cost of such a liquidation purchase plus transaction costs may be greater than the premium received upon the original option, in which event the Portfolio will have incurred a loss in the transaction. An option position may be closed out only on an exchange which provides a secondary market for an option of the same series. There is no assurance that a liquid secondary market on an exchange will exist for any particular option. A covered call option writer, unable to effect a closing purchase transaction, would not be able to sell the underlying security until the option expires or the underlying security is delivered upon exercise with the result that the writer in such circumstances will be subject to the risk of market decline in the underlying security during such period. A Portfolio will write an option on a particular security only if the Adviser or Sub-Adviser believes that a liquid secondary market will exist on an exchange for options of the same series which will permit the Portfolio to make a closing purchase transaction in order to close out its position.

         When a Portfolio writes a covered call option, an amount equal to the net premium (the premium less the commission) received by the Portfolio is included in the liability section of the Portfolio's statement of assets and liabilities as a deferred credit. The amount of the deferred credit is subsequently marked-to-market to reflect the current value of the option written. The current value of the traded option is the last sale price or, in the absence of a sale, the average of the closing bid and asked prices. If an option expires on the stipulated expiration date or if the Portfolio enters into a closing purchase transaction, it will realize a gain (or loss if the cost of a closing purchase transaction exceeds the net premium received when the option is sold) and the deferred credit related to such option will be eliminated. Any gain on a covered call option may be offset by a decline in the market price of the underlying security during the option period. If a covered call option is exercised, the Portfolio may deliver the underlying security held by it or purchase the underlying security in the open market. In either event, the proceeds of the sale will be increased by the net premium originally received, and the Portfolio will realize a gain or loss. Premiums from expired options written by a Portfolio and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses.


         As noted previously, there are several risks associated with transactions in options on securities and indices. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. In addition, a liquid secondary market for particular options, even when traded on a national securities exchange ("Exchange"), may be absent for reasons which include the following: there may be insufficient trading interest in certain options; restrictions may be imposed by an Exchange on opening transactions or closing transactions or both; trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options or underlying securities; unusual or unforeseen circumstances may interrupt normal operations on an Exchange; the facilities of an Exchange or the Options Clearing Corporation may not at all times be adequate to handle current trading volume; or one or more Exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that Exchange (or in that class or series of options) would cease to exist, although outstanding options that had been issued by the Options Clearing Corporation as a result of trades on that Exchange would continue to be exercisable in accordance with their terms.


         A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

         FOREIGN CURRENCY PUT AND CALL OPTIONS. The International Equity Portfolio may purchase foreign currency put options on U.S. exchanges or U.S. over-the-counter markets. (See "Other Applicable Investment Policies -- Options Trading" above for a discussion of options trading). A put option gives the Portfolio, upon payment of a premium, the right to sell a currency at the exercise price until the expiration of the option and serves to insure against adverse currency price movements in the underlying portfolio assets denominated in that currency. Exchange listed options markets in the United States include seven major currencies, and trading may be thin and illiquid. The seven major currencies are Australian dollars, British pounds, Canadian dollars, German marks, French francs, Japanese yen and Swiss francs.


         FUTURES CONTRACTS. As discussed in the Prospectuses, the Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities and Balanced Portfolios may invest in futures contracts (and with respect to the International Equity Portfolio -- interest rate, foreign currency and other types of financial futures contracts) and options thereon (stock or bond index futures contracts or interest rate futures or options) to hedge or manage risks associated with a Portfolio's securities investments.

         To enter into a futures contract, an amount of cash and cash equivalents, equal to the market value of the futures contracts, is deposited in a segregated account with the Fund's Custodian and/or in a margin account with a broker to collateralize the position and thereby insure that the use of such futures is unleveraged. Positions in futures contracts may be closed out only on an exchange which provides a secondary market for such futures. However, there can be no assurance that a liquid secondary market will exist for any particular futures contract at any specific time. Thus, it may not be possible to close a futures position. In the event of adverse price movements, a Portfolio would continue to be required to make daily cash payments to maintain its required margin. In such situations, if a Portfolio had insufficient cash, it might have to sell portfolio securities to meet daily margin requirements at a time when it would be disadvantageous to do so. In addition, a Portfolio might be required to make delivery of the instruments underlying futures contracts that it holds. The inability to close options and futures positions also could have an adverse impact on a Portfolio's ability to hedge effectively.


         Successful use of futures by a Portfolio is also subject to the Adviser's or Sub-Adviser's ability to predict movements correctly in the direction of the market. There is an imperfect correlation between movements in the price of futures and movements in the price of the securities which are the subject of the hedge. In addition, the price of futures may not correlate perfectly with movement in the cash market due to certain market distortions. Due to the possibility of price distortion in the futures market and because of the imperfect correlation between the movements in the cash market and movements in the price of futures, a correct forecast of general market trends or interest rate movements by the Adviser or Sub-Adviser may still not result in a successful hedging transaction over a short time frame.


         The risk of loss in trading futures contracts in some strategies can be substantial, due both to the low margin deposits required, and the extremely high degree of leverage involved in futures pricing. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss (or gain) to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, before any deduction for the transaction costs, if the contract were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount invested in the contract.


         Utilization of futures transactions by a Portfolio involves the risk of loss by the Portfolio of margin deposits in the event of bankruptcy of a broker with whom the Fund has an open position in a futures contract or related option.

         Most futures exchanges limit the amount of fluctuation permitted in futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of a trading session. Once the daily limit has been reached in a particular type of contract, no trades may be made on that day at a price beyond the limit. The daily limit governs only price movement during a particular trading day and therefore does not limit potential losses, because the limit may prevent the liquidation of unfavorable positions. Futures contract prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of futures positions and subjecting some futures traders to substantial losses.

         The trading of futures contracts is also subject to the risk of trading halts, suspensions, exchange or clearing house equipment failures, government intervention, insolvency of a brokerage firm or clearing house or other disruptions of normal trading activity, which could at times make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

         ADRS AND EDRS. The Growth & Income Equity, Emerging Growth, Government & Corporate Bond, Balanced and International Equity Portfolios may invest their assets in securities such as ADRs and EDRs, which are receipts issued by a U.S. bank or trust company evidencing ownership of underlying securities issued by a foreign issuer. ADRs and EDRs may be listed on a national securities exchange or may trade in the over-the-counter market. ADR and EDR prices are denominated in U.S. dollars, even though the underlying security may be denominated in a foreign currency. The underlying security may be subject to foreign government taxes which would reduce the yield on such securities. Investments in such instruments involve risks similar to those of investing directly in foreign securities. Such risks include political or economic instability of the issuer or the country of issue, the difficulty of predicting international trade patterns and the possibility of imposition of exchange controls. Such securities may also be subject to greater fluctuations in price than securities of domestic corporations. In addition, there may be less publicly available information about a foreign company than about a domestic company. Foreign companies generally are not subject to uniform accounting, auditing and financial reporting standards comparable to those applicable to domestic companies. With respect to certain foreign countries, there is a possibility of expropriation or confiscatory taxation, or diplomatic developments which could affect investment in those countries.


         CASH EQUIVALENTS. As stated in the Prospectuses and subject to their respective investment policies, the Equity and Bond Portfolios may invest in the following taxable investments for temporary defensive or other purposes: commercial paper, bankers' acceptances, certificates of deposit, time deposits and floating rate notes. (See "Investment Objectives and Policies --Money Market Portfolio" above for a discussion of cash equivalents and "Investment Objectives and Policies -- Other Applicable Investment Policies -- Variable and Floating Rate Instruments" above for a discussion of variable and floating rate instruments.)

         Commercial paper represents short-term unsecured promissory notes issued in bearer form by banks or bank holding companies, corporations and finance companies. Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, normally drawn by an importer or exporter to pay for specific merchandise, which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed time deposits may be withdrawn on demand by the investor but may be subject to early withdrawal penalties that vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed time deposit to a third party, although there is no market for such deposits.

         The International Equity Portfolio may invest a portion of its assets in the obligations of foreign banks and foreign branches of domestic banks. Such obligations may include ECDs; ETDs; CTDs; Schedule Bs, which are obligations issued by Canadian branches of foreign or domestic banks; Yankee CDs; and Yankee BAs. (See "Investment Objectives and Policies -- Money Market Portfolio" above for a description of certain of these obligations.)

         REPURCHASE AGREEMENTS. The repurchase price under the repurchase agreements described in the Prospectuses generally equals 102% of the price paid by a Portfolio plus interest negotiated on the basis of current short-term rates (which may be more or less than the rate on the underlying portfolio securities). Securities subject to repurchase agreements are held by the Portfolios' Custodian in segregated accounts or in the Federal Reserve/Treasury book-entry system.

         REVERSE REPURCHASE AGREEMENTS. As described in the Prospectuses, the Portfolios (except for the Treasury Money Market Portfolio and the Tax-Exempt Portfolios) may enter into reverse repurchase agreements. At the time a Portfolio enters into such an arrangement, it will place, in a segregated custodial account, liquid assets having a value at least equal to the repurchase price (including accrued interest) and will subsequently monitor the account to ensure that such equivalent value is maintained.


PORTFOLIO TURNOVER AND TRANSACTIONS

         Subject to the general control of the Fund's Board of Directors, the Adviser (and with respect to the International Equity Portfolio, the Sub-Adviser) is responsible for, makes decisions with respect to, and places orders for all purchases and sales of portfolio securities for the Portfolios.


         In the case of the Equity and Bond Portfolios, portfolio turnover may vary greatly from year to year as well as within a particular year. Portfolio turnover may also be affected by cash requirements for redemptions of shares and by

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
requirements which enable a Portfolio to receive certain favorable tax treatment. Portfolio turnover will not be a limiting factor in making investment decisions.

         The Fund is required to identify any securities of its "regular brokers or dealers" or their parents which the Fund acquired during its most recent fiscal year. As of May 31, 1995, the Predecessor Tax-Exempt Money Market Portfolio held commercial paper of J.P. Morgan in the aggregate principal amount of $28,000,000 and commercial paper of Merrill Lynch in the aggregate principal amount of $25,000,000.

         Transactions on United States stock exchanges involve the payment of negotiated brokerage commissions. On the exchanges on which commissions are negotiated, the cost of the transactions may vary among different brokers. During the fiscal years ended November 30, 1995, 1994 and 1993, the Growth & Income Equity Portfolio paid $461,078, $504,330 and $534,491, respectively, in brokerage commissions. During the fiscal years ended November 30, 1995, 1994 and 1993, the Emerging Growth Portfolio paid $307,607, $174,206 and $143,805, respectively, in brokerage commissions. During the fiscal year ended November 30, 1995, 1994 and the period April 1, 1993 (commencement of operations) through November 30, 1993, the Balanced Portfolio paid $96,090, $115,913 and $75,773, respectively, in brokerage commissions. During the fiscal year ended November 30, 1995 and the period April 4, 1994 (commencement of operations) through November 30, 1994, the International Equity Portfolio paid $129,568 and $98,911 in brokerage commissions. No commissions were paid by the Fund to any "affiliated" persons (as defined in the 1940 Act) of the Fund.

         Securities purchased and sold by the Portfolios which are traded in the over-the-counter market are generally done so on a net basis (i.e., without commission) through dealers, or otherwise involve transactions directly with the issuer of an instrument. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price of those securities includes an undisclosed commission or mark-up. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down.


         The Portfolios may participate, if and when practicable, in bidding for the purchase of portfolio securities directly from an issuer in order to take advantage of the lower purchase price available to members of a bidding group. The Portfolios will engage in this practice, however, only when the Adviser (or Sub-Adviser in the case of the International Equity

Portfolio), in its sole discretion, believes such practice to be otherwise in a Portfolio's interests.

         While the Adviser (or Sub-Adviser in the case of the International Equity Portfolio) generally seeks competitive spreads or commissions, it may not necessarily allocate each transaction to the underwriter or dealer charging the lowest spread or commission available on the transaction. Allocation of transactions, including their frequency, to various dealers is determined by the Adviser or Sub-Adviser in its best judgment and in a manner deemed fair and reasonable to shareholders. The primary consideration is prompt execution of orders in an effective manner at the most favorable price.

         Subject to this consideration, dealers who provide supplemental investment research to the Adviser (or Sub-Adviser) may receive orders for transactions by a Portfolio. Information so received is in addition to and not in lieu of services required to be performed by the Adviser (or Sub-Adviser) and does not reduce the advisory fees payable to it by a Portfolio. Such information may be useful to the Adviser (or Sub-Adviser) in serving both the Portfolios and other clients, and conversely, supplemental information obtained by the placement of business of other clients may be useful to the Adviser (or Sub-Adviser) in carrying out its obligations to the Portfolios. Portfolio securities will not be purchased from or sold to the Adviser, the Sub-Adviser, the Distributor, the Administrator or any "affiliated person" (as such term is defined under the 1940 Act) or any of them acting as principal, except to the extent permitted by the SEC. In addition, the Portfolios will not give preference to the Adviser's correspondents with respect to such transactions, securities, savings deposits, repurchase agreements and reverse repurchase agreements.

         Investment decisions for the Portfolios are made independently from those for other investment companies and accounts advised or managed by the Adviser (or Sub-Adviser). Such other investment companies and accounts may also invest in the same securities as the Portfolios. When a purchase or sale of the same security is made at substantially the same time on behalf of a Portfolio and another investment company or account, the transaction will be averaged as to price, and available investments allocated as to amount, in a manner which the Adviser (or Sub-Adviser) believes to be equitable to the Portfolio and such other investment company or account. In some instances, this investment procedure may adversely affect the price paid or received by the Portfolio or the size of the position obtained by the Portfolio. To the extent permitted by law, the Adviser (or Sub-Adviser) may aggregate the securities to be sold or purchased for the Portfolios with those to be sold or purchased for other investment companies or accounts in order to obtain best execution.


SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN MISSOURI OBLIGATIONS

         The following highlights some of the more important economic and financial trends and considerations and is based on information from official statements, prospectuses and other publicly available documents relating to securities offerings of the State of Missouri, its agencies and instrumentalities, as available on the date of this Statement of Additional Information. The Fund has not independently verified any of the information contained in such statements or other documents.

         Missouri's population was 5,117,073 according to the 1990 decennial census of the United States Bureau of Census, which represented an increase of 4.1% from the 1980 decennial census of 4,916,686 inhabitants. Based on July, 1992 U.S. Census Bureau estimates, St. Louis and the surrounding metropolitan area constituted the 17th largest Metropolitan Statistical Area ("MSA") in the nation with approximately 2.52 million inhabitants, of which 1.92 million are Missouri residents. St. Louis is located on the eastern boundary of the state on the Mississippi River and is a distribution center and an important site for banking and manufacturing activity, Anchoring the western boundary is Kansas City, which is Missouri's second largest metropolitan area. Based on July, 1992 U.S. Census Bureau estimates, Kansas City was the 25th largest MSA nationally with approximately 1.62 million inhabitants, nearly one million of which were Missouri residents. Kansas City is a major agri-business center for the United States and is an important center for finance and industry. Springfield, St. Joseph, Joplin and Columbia are also important population and industrial centers in the State. [Source: U.S. Department of Commerce, Bureau of the Census.] Per capita personal income in Missouri grew 3.1% between 1992 and 1993 while during the same period per capita personal income nationally grew 3.2%. [Source: U.S. Department of Commerce, Bureau of Economic Analysis.]

         The major sectors of the State's economy include agriculture, manufacturing, trade, government and services. Farming has traditionally played a dominant role in the State's economy contributing between $15 billion and $17 billion annually. Although the concentration in farming remains above the national average, with increasing urbanization, significant income-generating activity has shifted from agriculture to the manufacturing and services sectors. Earnings and employment are distributed among the manufacturing, trade and service sectors in a close approximation of the average national distribution, thus lessening the State's cyclical sensitivity to impact by any single sector. In 1990, services represented the single most significant economic activity, with wholesale and retail trade ranking second and manufacturing ranking third. In 1990, these three economic sectors accounted for 66% of the State's nonagricultural employment. Manufacturing, which accounts for approximately 15.4% of employment, is concentrated in defense, transportation equipment and other durable goods.

         Defense-related business plays an important role in Missouri's economy. In addition to the large number of civilians employed at the various military installations and training bases in the State, aircraft production and defense related businesses receive sizeable annual defense contract awards. Over the past decade, Missouri has annually ranked among the top six states in total military contract awards. Although declining defense appropriations by the U.S. Congress have had and will continue to have an impact on the State, Missouri's defense related industries have rebounded and shown significant strength over the past year. Nonetheless, McDonnell-Douglas remains the state's largest employer with over 29,000 employees and analysts expect the long term effects of federal downsizing in defense to be negligible. [Source: Missouri's Economic
Forecast: 1994; Mo. Dept. of Economic Development].

         Limitations on State debt and bond issues are contained in Article III,
Section 37 of the Constitution of Missouri. Pursuant to this section, the General Assembly may issue general obligation bonds solely (1) to refund outstanding bonds (provided that the refunding bonds must mature within 25 years of issuance) or (2) upon the recommendation of the Governor, to incur a temporary liability by reason of unforeseen emergency or of deficiency in revenue, in an amount not to exceed $1,000,000 for any one year and to be paid in not more than five years. When the liability exceeds $1,000,000, the General Assembly, or the people by initiative, may submit the proposition to incur indebtedness to the voters of the State, and the bonds may be issued if approved by a majority of those voting. Such bonds must be retired serially and by installment within 25 years of issuance. Before any bonds which are so authorized are issued, the General Assembly must make provisions for the payment of principal and interest and may provide for an annual tax on all taxable property in an amount sufficient for that purpose. Certain water pollution bonds and state building bonds are also authorized pursuant to Sections 37(b)-(e), inclusive, of Article III.

         In 1971, Missouri voters approved a constitutional amendment providing for the issuance of $150,000,000 of general obligation bonds for the protection of the environment through the control of water pollution. The bonds were subsequently issued over a period of years. In 1979, voters approved a constitutional amendment authorizing an additional $200,000,000 State Water Pollution Control Bonds. In 1982 State voters approved a constitutional amendment authorizing the issuance of $600,000,000 Third State Building Bonds. Proceeds from the Third State Building Bonds are used to provide funds for improvement of State buildings and property, including education, mental health, parks, corrections and other State facilities, and for water, sewer, transportation, soil conservation and other economic development projects. In 1988, Missouri voters approved a constitutional amendment authorizing the issuance of bonds in the aggregate sum of $275,000,000 for controlling water pollution and making improvements to drinking water systems.

         Article III, Section 36 of the Constitution of Missouri requires that the General Assembly appropriate the annual principal and interest requirements for outstanding general obligation bonds before any other appropriations are made. Such amounts must be transferred from the General Revenue Fund to bond interest and sinking funds. Authorization for these transfers, as well as the actual payments of principal and interest, are provided in the first appropriation bill of each fiscal year.

         In addition to general obligation bonds, the Missouri legislature has established numerous entities as bodies corporate and politic which are authorized to issue bonds to carry out their corporate purposes.

         Article X, Sections 16-24 of the Constitution of Missouri (the "Tax Limitation Amendment"), imposes a limit on the amount of taxes and other revenue enhancement charges such as user fees which may be imposed by the State or a political subdivision in any fiscal year. This limit is tied to total State revenues for the fiscal year ended June 30, 1981, as defined in the Tax Limitation Amendment, adjusted annually, in accordance with the formula set forth in the amendment. Under that formula, the revenue limit for any fiscal year equals the product of the ratio of total state revenues in fiscal year 1980-1981 divided by the aggregate personal income received by persons in Missouri from all sources ("Personal Income of Missouri") in calendar year 1979 multiplied by the Personal Income of Missouri in either the calendar year prior to the calendar year in which appropriations for the fiscal year for which the calculation is being made, or the average of Personal Income of Missouri in the previous three calendar years, whichever is greater. If the revenue limit is exceeded by 1% or more in any fiscal year, a refund of the excess revenues collected by the State is required. If the excess revenues collected are less than 1%, then they are not refunded but are transferred to the General Revenue Fund. Since passage of the legislation, no refund to taxpayers has ever occurred.

         The details of the Tax Limitation Amendment are complex. The revenue limit can be exceeded only if the General Assembly approves by a two-thirds vote of each house an emergency declaration as requested by the Governor. As previously noted, however, Article III, Section 36 of the Constitution of Missouri requires the General Assembly to appropriate the annual principal and interest requirements for outstanding general obligation bonds before any other appropriations are made. The revenue limitation also does not apply to taxes imposed for payment of principal and interest on bonds that have been approved by the voters, as authorized by the Missouri Constitution. The Tax Limitation Amendment could adversely affect the repayment capabilities of certain non-general obligation issues if payment is dependent upon increases in taxes or appropriations by the State's General Assembly.

         In the spring of 1993, the Missouri legislature passed into law a $310,000,000 tax increase, with most of the increase being allocated for state-wide education needs. This tax increase was approved by the citizens of the state in November, 1994.

         Revenue collections for the fiscal year ended June 30, 1995 ("Fiscal Year 1995") were $5,390.3 million, excluding $48 million from the state lottery and other transfers, representing an increase of 15.7 percent over revenue collections from the fiscal year ended June 30, 1994. These revenues supplement a carry-over balance from the previous year of $173.7 million. Expenditures for Fiscal Year 1995 are estimated at $5,326.1 million including $155.7 million and $203.2 million, respectively, for the St. Louis and Kansas City school desegregation cases.

         For the fiscal year ending June 30, 1996 ("Fiscal Year 1996") revenues are projected to be $5,455.6 million. This projection does not include an estimated $26.4 million in proceeds from other transfers or a carry-over balance of approximately $238.1 million. Expenditures are projected at $5,762 million, including $143.5 million and $200.9 million respectively for the St. Louis and Kansas City desegregation cases. Projected expenditures also include $62.2 million for supplemental appropriations for Fiscal Year 1996.

SPECIAL CONSIDERATIONS REGARDING INVESTMENT IN KANSAS OBLIGATIONS

         The following highlights some of the more important economic and financial trends and considerations relating to the State of Kansas and is based on information contained in publicly available documents prepared by agencies of the federal government and the State of Kansas and in official statements relating to securities offerings of political subdivisions of the

State of Kansas. The Fund has not independently verified any of the information contained in such documents or official statements.

         According to revised data released by the United States Bureau of the Census during 1994, the population of Kansas increased from 2,478,099 in 1990 to 2,515,320 in 1992. The population growth rate from 1990 to 1992 was 1.5%, while the national population growth rate was 2.6% for the same period. The population growth rate from 1980 to 1990 was 4.8%, while the national population growth rate was 9.8% for the same period. The majority of Kansas counties lost population during that decade. Johnson County, which is adjacent to Kansas City, Missouri and is included in the Kansas City Standard Metropolitan Statistical Area, experienced the most dramatic growth during that decade, with an increase in population of approximately 85,000 representing a growth rate in excess of 31%. The population of Sedgwick County, which includes the City of Wichita, the largest city in the State, increased 10% to 403,662. By 1994, the populations of Johnson and Sedgwick Counties were 375,147 and 416,690, respectively.

         Employment growth in Kansas, as measured by household survey data, did not exceed the national rate in 1993. National employment based on household survey data increased 1.4 percent in 1993. As measured by place-of-residence data, Kansas employment increased from 1,270,000 to 1,275,000, or 0.4 percent in 1993. [Source: Kansas Department of Human Resources, Labor Market Information Services.] The weakly growing economy contributed to the reduction in manufacturing employment in Kansas in 1993 of 2,500 workers, or 1.4 percent. Nationally manufacturing employment fell 1.8 percent. Retail trade employed 2.7 percent more persons, and wholesale trade added 1.9 percent to its employment base in Kansas in 1993. Nationally, employment in wholesale and retail trade rose 0.9 percent for the same year. Employment increases in Kansas were concentrated in service industries, with an increase in 1993 of 7,100 service sector jobs, or 22.0 percent. The most important service industries in Kansas, in terms of employment, are health services and business services. Nationally, service sector employment rose at a slower rate 2.9 percent for this same period. Since 1987, the Kansas unemployment rate has been 4.9 percent or below, in contrast to the national unemployment rate of 7.4 percent in 1992. The Kansas unemployment rate was 4.0 percent in 1992, and rose to 4.9 percent in 1993 but was still below the national average. According to The Governor's Economic and Demographic Report, 1994-1995 the growth of Kansas personal income was improved in 1994 with an estimated growth rate of 5.3% compared with 4.0% in 1993. The 1995 forecast for personal income growth in Kansas is 5.2%, slightly below an anticipated U.S. growth rate of 5.4%.

         The issuance of general obligation debt by the State of Kansas is significantly limited by Article II of the Constitution of the State of Kansas. As of the date of this Statement of Additional Information, the State has no such debt outstanding. Statutory authority exists to issue revenue bonds (generally payable from user fees) for academic and hospital facilities, parking facilities and other facilities at state universities, for highway construction, for sewage disposal facilities and certain other revenue producing facilities. The Kansas Development Finance Authority also issues conduit revenue debt on behalf of state agencies and other entities. Limitations on bond issues of Kansas cities and counties are contained in Article 3 of Chapter 10 of the Kansas Statutes Annotated. In general, the bonded indebtedness of a city may not exceed 30% (35% for the City of Olathe) of the assessed value of all taxable tangible property in such city, and the bonded indebtedness of a county may not exceed 3% (30% for Wyandotte County) of the assessed value of all taxable tangible property in such county. In connection with a state-wide property reappraisal of taxable tangible property in Kansas mandated by the legislature in 1988, the statutory debt limitations of Kansas cities and counties stated in
Article 3, Chapter 10 of the Kansas Statutes were suspended. The currently applicable limitation is calculated by taking the maximum legal debt available to such city or county under the applicable limitations in 1988 and dividing that amount by the 1989 assessed valuation of the city or county. The resulting percentage factor is applied against subsequent years assessed valuations to determine each city or county limit. The percentage factor which limits each city's or county's general obligation debt is unique to each city or county. Revenue bonds are not included in computing the total bonded indebtedness of a city or county for the purpose of determining such limitations. In addition, certain other bonds (e.g., bonds issued for a county hospital, courthouse or jail or for a city sewer system or utility) are not included in such computation. The majority of general obligation debt issued by Kansas counties is exempt from such limitation.

         The Constitution of the State of Kansas has no provision that limits the amount of taxes and other similar charges that may be imposed by the State or its political subdivisions. Tax levies on tangible property by cities, counties and certain other taxing subdivisions in Kansas are subject to the restrictions of the "Tax Lid Law" of Kansas. Although those restrictions affect most operating funds of such taxing subdivisions, including the general fund, they do not apply to or limit the levy of taxes for the payment of principal and interest on bonds and certain other indebtedness. Kansas cities and counties may utilize their home rule powers to exempt them from the Tax Lid Law. Such action is subject to protest by voters.

         Since 1992, the Kansas school finance law (K.S.A. 72-6405 to K.S.A. 72-6440, inclusive) has placed the majority of responsibility for funding of Kansas public education on the State and equalized the per pupil spending the public education across the State. A school district's authority to issue general obligation bonds and to levy unlimited ad valorem taxes to pay such bonds was not amended by the 1992 legislation.

         In conjunction with the November, 1986 general election, Kansas voters approved a proposition to modify the Kansas Constitution with respect to classification of property for ad valorem taxation. In 1985, the Kansas legislature passed a bill requiring county assessors to reassess property for tax purposes, with an effective date of January 1, 1989. The 1985 legislation also made provision for a new limitation on taxing authority effective January 1, 1989. Legislation adopted in 1992 continued this limitation. Although the limitation affects most operating funds of Kansas municipalities, it does not affect their ability to levy unlimited taxes to make principal and interest payment on indebtedness.

         On November 3, 1992, Kansas voters approved a proposition to amend the Kansas Constitution with regard to property classification and assessment rates for ad valorem tax purposes. Under such amendment, assessment rates for certain classes of property were increased and assessment rates for certain other classes of property were decreased. The ability of Kansas municipalities to levy unlimited taxes to make principal and interest payments on general obligation indebtedness was not affected by the 1992 constitutional amendment.


INVESTMENT LIMITATIONS

         The following investment limitations may be changed with respect to a particular Portfolio only by an affirmative vote of a majority of the outstanding shares of that Portfolio (as defined under "Other Information Concerning the Fund and Its Shares -- Miscellaneous" in the Portfolios' Prospectuses). These investment limitations supplement those that appear in the Prospectuses.

         THE MONEY MARKET PORTFOLIO MAY NOT:

         1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets, or where otherwise permitted by the 1940 Act.

         2. Purchase securities of any one issuer, other than obligations of the U.S. Government, its agencies or instrumentalities, if immediately after such purchase more than

5% of the value of the Portfolio's total assets would be invested in such issuer, except that up to 25% of the value of a Portfolio's total assets may be invested without regard to such 5% limitation.

         3. Buy common stocks or voting securities, or state, municipal or industrial revenue bonds.

         4. Purchase or sell real estate (the Portfolio may purchase commercial paper issued by companies which invest in real estate or interests therein).

         5. Purchase securities on margin, make short sales of securities or maintain a short position.

         6. Underwrite the securities of other issuers.

         7. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs.

         8. Write or purchase put or call options.

         In accordance with Rule 2a-7 of the 1940 Act, the Money Market Portfolio intends to invest no more than five percent of its total assets in securities issued by the issuer of the security, provided, however, that the Portfolio may invest more than five percent of its total assets in the First Tier Eligible Securities of a single issuer for a period of up to three business days after the purchase thereof, provided, further that the Portfolio would not make more than one investment in accordance with the foregoing provision at any time. This intention is not, however, a fundamental policy of the Portfolio and may change in the event Rule 2a-7 is amended in the future.

         THE TREASURY MONEY MARKET PORTFOLIO MAY NOT:

         1. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or where otherwise permitted by the 1940 Act.

         2. Borrow money except from banks for temporary purposes and then in an amount not exceeding 10% of the value of the Portfolio's total assets, or mortgage, pledge or hypothecate its assets except in connection with any such borrowing and in amounts not in excess of the lesser of the dollar amounts borrowed or 10% of the value of the Portfolio's total assets at the time of such borrowing. (This borrowing provision is not for investment leverage, but solely to facilitate management of the Portfolio by enabling the Fund to meet redemption requests where the liquidation of portfolio securities is deemed to be inconvenient or disadvantageous). Borrowing may take the form of a sale of portfolio securities accompanied by a simultaneous agreement as to their repurchase. Interest paid on borrowed funds will not be available for investment.

         3. Underwrite the securities of other issuers.

         4. Make loans except that the Portfolio may purchase or hold debt obligations in accordance with its investment objective and policies and, under the certain circumstances described in the Prospectuses, may enter into repurchase agreements for U.S. Treasury securities.


         THE TAX-EXEMPT MONEY MARKET PORTFOLIO MAY NOT:

         1. Make loans, except that the Portfolio may purchase or hold debt instruments in accordance with its investment objective and policies.

         2. Purchase securities of other investment companies except in connection with a merger, consolidation, acquisition or reorganization or where otherwise permitted by the 1940 Act.

         3. Purchase securities on margin, make short sales of securities, or maintain a short position.

         4. Act as an underwriter of securities within the meaning of the Securities Act of 1933, except insofar as the Portfolio might be deemed to be an underwriter upon purchase of certain portfolio securities acquired subject to the investment limitation pertaining to purchases of restricted securities.

         5. Purchase or sell real estate, except that the Portfolio may invest in Municipal Obligations which are secured by real estate or interests therein.

         6. Purchase or sell commodities or commodity contracts or invest in oil, gas, or other mineral exploration or development programs.

         7. Invest in or sell put options (except as described above under "Investment Objectives and Policies --Stand-by Commitments"), call options, straddles, spreads, or any combination thereof.

         8. Purchase foreign securities.

         9. Invest in industrial development bonds where the payment of principal and interest are the responsibility of a company (including its predecessors) with less than three years of continuous operation, or buy common stock or voting securities.

         With respect to investment limitation number 1 pertaining to the Tax-Exempt Money Market Portfolio in the Prospectuses, the Fund intends that guarantees will only be treated as separate securities for diversification purposes to the extent required by Rule 5b-2 under the 1940 Act. Letters of credit will not be treated as separate securities with regard to diversification as the Fund does not consider the latter instruments to be securities.


         THE GROWTH & INCOME EQUITY, EMERGING GROWTH, GOVERNMENT & CORPORATE BOND, U.S. GOVERNMENT SECURITIES, AND BALANCED PORTFOLIOS MAY NOT:

         1. Make investments for the purpose of exercising control or management.

         2. Purchase or sell real estate, provided that each Portfolio may invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein, provided further that, as described in the Prospectuses, the Government & Corporate Bond Portfolio may invest in first mortgage loans, income participation loans and participation certificates in pools of mortgages, including mortgages issued or guaranteed by the U.S. Government, its agencies or its instrumentalities and CMOs; and, as described in the Prospectuses, the U.S. Government Securities Portfolio may invest in certain mortgage-backed securities, CMOs and certain other securities.

         3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as a Portfolio might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with a Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

         4. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Balanced Portfolio may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities and may enter into futures contracts and related options.

         5. Purchase securities on margin, make short sales of securities or maintain a short position, except that (a) this investment limitation shall not apply to a Portfolio's transactions in options, and futures contracts and related options, and (b) a Portfolio may obtain short-term credits as may be necessary for the clearance of purchases and sales of portfolio securities.

         THE INTERNATIONAL EQUITY PORTFOLIO MAY NOT:

         1. Make investments for the purpose of exercising control or management.

         2. Purchase or sell real estate, provided that the Portfolio may invest in securities secured by real estate or interests therein or issued by companies or investment trusts which invest in real estate or interests therein.

         3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Portfolio might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

         4. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that: (a) it may, to the extent appropriate to its investment objective, invest in securities issued by companies which purchase or sell commodities or commodity contracts or which invest in such programs; and (b) it may purchase and sell futures contracts and options on futures contracts.


         THE SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO MAY NOT:

         1. Make investments for the purpose of exercising control or management.

         2. Purchase or sell real estate, except that the Portfolio may invest in Municipal Obligations which are secured by real estate or interests therein.

         3. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as the Portfolio might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

         4. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs.

         THE MISSOURI TAX-EXEMPT BOND AND KANSAS TAX-EXEMPT BOND PORTFOLIOS MAY
NOT:

         1. Purchase or sell real estate, except that the Portfolio may purchase securities of issuers which deal in real estate and may purchase securities which are secured by interests in real estate.

         2. Purchase securities of companies for the purpose of exercising control.

         3. Acquire any other investment company or investment company security except in connection with a merger, consolidation, reorganization or acquisition of assets or as otherwise permitted by the 1940 Act.

         4. Act as an underwriter of securities within the meaning of the Securities Act of 1933 except insofar as it might be deemed to be an underwriter upon disposition of portfolio securities acquired within the limitation on purchases of restricted securities and except to the extent that the purchase of obligations directly from the issuer thereof in accordance with the Portfolio's investment objective, policies and limitations may be deemed to be underwriting.

         5. Purchase securities on margin, make short sales of securities or maintain a short position, except that the Portfolio may obtain short-term credit as may be necessary for the clearance of purchases and sales of portfolio securities.

         6. Purchase or sell commodity contracts, or invest in oil, gas or mineral exploration or development programs, except that the Portfolio may, to the extent appropriate to its investment objective, purchase publicly traded securities of companies engaging in whole or in part in such activities.

         7. Write or sell put options, call options, straddles, spreads, or any combination thereof.

                                 NET ASSET VALUE

         As stated in the applicable Prospectuses, the net asset value per share of each class of shares of a Portfolio is calculated separately by adding the value of all of the portfolio securities and other assets belonging to a Portfolio that are attributable to such class, subtracting the liabilities of the Fund that are attributable to such class, and dividing the result by the number of outstanding shares of such class. Assets attributable to a particular class of shares of a Portfolio are charged with any direct liabilities that the Board of Directors has allocated to such class pursuant to the Fund's Plan for Operation of a Multi-Class System adopted pursuant to Rule 18f-3 under the 1940 Act. The determinations by the Board of Directors as to the direct and allocable liabilities, and the allocable portion of general assets, with respect to a particular Portfolio or class are conclusive.

THE MONEY MARKET PORTFOLIOS

         The assets in the Money Market Portfolios are valued according to the amortized cost method of valuation. Pursuant to this method, an instrument is valued at its cost initially and, thereafter, a constant amortization to maturity of any discount or premium is assumed, regardless of the impact of fluctuating interest rates on the market value of the instrument. This method may result in periods during which value, as determined by amortized cost, is higher or lower than the market price a Portfolio would receive if it sold the instrument. The value of securities in the Portfolios can be expected to vary inversely with changes in prevailing interest rates.

         Each Portfolio invests only in instruments that present minimal credit risks and meet the ratings criteria described in the Prospectuses. In addition, each Portfolio maintains a dollar-weighted average portfolio maturity appropriate to its objective of maintaining a stable net asset value per share, provided that no Portfolio will purchase any security with a remaining maturity of more than thirteen months (397 days) (securities subject to repurchase agreements and certain other securities may bear longer maturities) nor maintain a dollar-weighted average portfolio maturity that exceeds 90 days. The Fund's Board of Directors has approved procedures that are intended to stabilize the Portfolios' net asset value per share at $1.00 for purposes of pricing sales and redemptions. These procedures include the determination, at such intervals as the Board deems appropriate, of the extent, if any, to which the net asset value per share of a Portfolio calculated by using available market quotations deviates from $1.00 per share. In the event such deviation exceeds one-half of one percent, the Board will promptly consider what action, if any, should be initiated. If the Board believes that the extent of any deviation from a Portfolio's $1.00 amortized cost price per share may result in material dilution or other unfair results to new or existing investors, it will take such steps as it considers appropriate to eliminate or reduce to the extent reasonably practicable any such dilution or unfair results. These steps may include, but are not limited to, selling portfolio instruments prior to maturity; shortening the average portfolio maturity;

withholding or reducing dividends; redeeming shares in kind; or utilizing a net asset value per share determined by using available market quotations.

THE EQUITY AND BOND PORTFOLIOS

         Securities which are traded on a recognized stock exchange are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market. Securities traded on only over-the-counter markets are valued on the basis of closing over-the-counter bid prices. Securities for which there were no transactions are valued at the average of the current bid and asked prices. Restricted securities and other assets for which market quotations are not readily available are valued at fair value as determined in accordance with guidelines approved by the Fund's Board of Directors. In computing net asset value, the current value of a Portfolio's open futures contracts and related options will be "marked-to-market." Short-term securities are valued at amortized cost, which approximates fair market value.


         Among the factors that ordinarily will be considered in valuing portfolio securities are the existence of restrictions upon the sale of the security by the Portfolio, the existence and extent of a market for the security, the extent of any discount in acquiring the security, the estimated time during which the security will not be freely marketable, the expenses of registering or otherwise qualifying the security for public sale, underwriting commissions if underwriting would be required to effect a sale, the current yields on comparable securities for debt obligations traded independently of any equity equivalent, changes in the financial condition and prospects of the issuer, and any other factors affecting fair value. In making valuations, opinions of counsel to the issuer may be relied upon as to whether or not securities are restricted securities and as to the legal requirements for public sale.

         The Administrator may use a pricing service to value certain portfolio securities where the prices provided are believed to reflect the fair market value of such securities. The methods of valuation used by the pricing service will be reviewed by the Administrator under the general supervision of the Fund's Board of Directors. Several pricing services are available, one or more of which may be used by the Administrator from time to time. In valuing a Portfolio's securities, the pricing service would normally take into consideration such factors as yield, risk, quality, maturity, type of issue, trading characteristics, special circumstances, and other factors which are deemed relevant in determining valuations for normal institutionalized trading units of debt securities and would not rely exclusively on quoted prices.

                 ADDITIONAL PURCHASE AND REDEMPTION INFORMATION


         Shares in each Portfolio are sold on a continuous basis by the Distributor. As described in the applicable Prospectuses, Trust shares and Institutional shares of each Portfolio are sold to certain qualified customers at their net asset value without a sales charge. Investor A Shares of each Portfolio (other than Investor A Shares of the Money Market Portfolios which are sold at their net asset value without a sales charge) are sold to retail customers at the public offering price based on a Portfolio's net asset value plus a front-end load or sales charge as described in the applicable Prospectuses. Investor B Shares of each Portfolio (other than the Treasury Money Market, Tax-Exempt Money Market and Short-Intermediate Municipal Portfolios which do not offer Investor B Shares) are sold to retail customers at the net asset value next determined after a purchase order is received, but are subject to a contingent deferred sales charge which is payable on redemption of such shares as described in the applicable Prospectuses.


         The Fund may redeem shares involuntarily if the net income with respect to a Portfolio's shares is negative or such redemption otherwise appears appropriate in light of the Fund's responsibilities under the 1940 Act.


         An illustration of the computation of the public offering price per share of Investor A Shares of the Equity and Bond Portfolios, based on the value of each Portfolio's net assets and the number of outstanding Investor A Shares on November 30, 1995 (with respect to the Kansas Tax-Exempt Bond Portfolio, based on the projected value of the Portfolio's estimated net assets and projected number of outstanding shares on the date its shares are first offered for sale to public investors) and the maximum front-end sales charge of 4.5% (2.5% with respect to the Short-Intermediate Municipal Portfolio) currently applicable, is as follows:

                                                                                    U.S.
                                               Government &       Emerging       Government
                         Growth & Income      Corporate Bond       Growth        Securities
                        Equity Portfolio        Portfolio        Portfolio       Portfolio
                        ----------------      --------------   ------------     -----------
Net Assets                $ 25,081,694         $ 5,496,120     $ 15,056,268     $ 8,178,713

Outstanding Shares           1,538,629             521,953        1,119,927         753,697
Net Asset Value                                $     10.53
  Per Share               $      16.30                         $      13.44     $     10.85

Sales Charge, 4.50%
  of offering price
  (4.70% of net
  asset value per
  share)                  $       0.77         $      0.50     $       0.63     $      0.51

Offering Price
  to Public               $      17.07         $     11.03     $      14.07     $     11.36


                                                                         Missouri
                              Balanced         International          Tax-Exempt Bond        Kansas Tax-Exempt
                              Portfolio       Equity Portfolio           Portfolio             Bond Portfolio
                             ----------       ----------------        ---------------        -----------------
  Net Assets                 $8,347,972          $1,567,574               $24,725,527             $100.00

  Outstanding Shares            716,840             145,651                 2,106,529                  10
  Net Asset Value
    Per Share                $    11.65          $    10.76                    $11.74             $ 10.00

  Sales Charge, 4.50%
    of offering price
    (4.70% of net
    asset value per
    share)                   $     0.55          $     0.51               $      0.55             $   .47

  Offering Price
    to Public                $    12.20          $    11.27               $     12.29             $ 10.47

                               Short-Intermediate
                              Municipal Portfolio
                              -------------------
  Net Assets                          $10.00

  Outstanding Shares                       1

  Net Asset Value
    Per Share                         $10.08

  Sales Charge, 2.50%
    of offering price
    (2.56% of net
    asset value per
    share)                            $ 0.26

  Offering Price
    to Public                         $10.34

         Under the 1940 Act, a Portfolio may suspend the right of redemption or postpone the date of payment for shares during any period when (a) trading on the Exchange is restricted by applicable rules and regulations of the SEC; (b) the Exchange is closed for other than customary weekend and holiday closing; (c) the SEC has by order permitted such suspension; or (d) an emergency exists as determined by the SEC. A Portfolio may also suspend or postpone the recordation of the transfer of its shares upon the occurrence of any of the foregoing conditions.


         In addition to the situations described in the Prospectuses under "How to Purchase and Redeem Shares," the Portfolios may redeem shares involuntarily to reimburse the Portfolios for any loss sustained by reason of the failure of a shareholder to make full payment for shares purchased by the shareholder or to collect any charge relating to a transaction effected for the benefit of a shareholder which is applicable to Portfolio shares as provided in the applicable Prospectuses from time to time.

                  ADDITIONAL YIELD AND TOTAL RETURN INFORMATION


THE MONEY MARKET PORTFOLIOS

         A Money Market Portfolio's "yield" and "effective yield," as described in the Prospectuses, are calculated separately for Trust shares, Institutional shares, Investor A Shares and/or Investor B Shares of the Portfolios according to formulas prescribed by the SEC. Standardized 7 day "yield" is computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in a Portfolio having a balance of one share at the beginning of the period, subtracting a hypothetical charge reflecting deductions from shareholder accounts, dividing the difference by the value of the account at the beginning of the base period to obtain the base period return, and then multiplying the base period return by (365/7). The net change in the value of an account includes the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares, net of all fees, other than nonrecurring account or sales charges, that are charged by the Portfolio to all shareholder accounts in proportion to the length of the base period and the Portfolio's mean (or median) account size. The capital changes to be excluded from the calculation of the net change in account value are realized gains and losses from the sale of securities and unrealized appreciation and depreciation. "Effective yield" is computed by compounding the unannualized base period return (calculated as above) by adding one to the base period return, raising the sum to a power equal to 365 divided by seven, and subtracting one from the result. Based upon the same calculations, each Portfolio's 30 day yields and 30 day effective yields may also be quoted. The Tax-Exempt Money Market Portfolio's "tax-equivalent yield" is computed by dividing the tax-exempt portion of the yield (calculated as above) by one minus a stated federal income tax rate and adding the product to that portion, if any, of the yield that is not tax-exempt. In addition, a "Missouri" tax-equivalent yield may be calculated by dividing the portion of the Tax-Exempt Money Market Portfolio's yield (calculated as above) that is exempt from federal tax and the portion that is exempt from Missouri personal income tax by one minus a stated tax rate and adding such figure to that portion, if any, of the Portfolio's yield that is not exempt from federal or state income tax. Based on the foregoing calculations, for the year ended November 30, 1995, the 7-day yields, 7-day effective yields and the 30-day yields were as follows:

                                                    7-DAY EFFECTIVE
              PORTFOLIO              7-DAY YIELD         YIELD           30-DAY YIELD
              ---------              -----------    ---------------      ------------
  Money Market
    Trust Shares                        5.30%            5.44%              5.30%
    Institutional Shares                5.10%            5.23%              5.09%
    Investor A Shares                   5.10%            5.23%              5.09%
    Investor B Shares*                   N/A              N/A                N/A

  Treasury Money Market
    Trust Shares                        4.91%            5.04%              4.83%
    Institutional Shares                4.74%            4.85%              4.70%
    Investor A Shares                   4.74%            4.86%              4.70%

  Tax-Exempt Money Market
    Trust Shares                        3.21%            3.26%              3.11%
    Investor A Shares                   2.97%            3.01%              2.93%

         * Public offering had not commenced as of November 30, 1995.

           Based on the foregoing calculations, the tax-equivalent yields and tax-equivalent effective yields of the Tax-Exempt Money Market Portfolio for the same 7-day and 30-day periods were as follows (assuming payment of federal income tax at a rate of 39.60%):

                                                               7-DAY TAX-          30-DAY TAX-
                                        7-DAY TAX-             EQUIVALENT          EQUIVALENT
              PORTFOLIO              EQUIVALENT YIELD        EFFECTIVE YIELD          YIELD
              ---------              ----------------        ---------------       -----------
  Tax-Exempt Money Market
        Trust Shares                       5.31%                  5.40%               5.14%
        Investor A Shares                  4.92%                  4.98%               4.85%

         In addition, as described in the applicable Prospectuses, the Treasury Money Market Portfolio may calculate a 7 day "state tax-exempt yield," which is computed by dividing the portion of the Portfolio's yield (calculated as above) that is exempt from state income tax by one minus a state income tax rate. Based upon the same calculations, the Portfolio's 30 day state tax-exempt yield may also be quoted.

         A Portfolio's quoted yield is not indicative of future yields and depends upon factors such as portfolio maturity, the Portfolio's expenses, and the types of instruments held by the Portfolio. Any account fees imposed by financial institutions, Service Organizations, or broker-dealers would reduce a Portfolio's effective yield.

THE EQUITY AND BOND PORTFOLIOS

         An Equity and Bond Portfolio's 30 day "yield" described in the Prospectuses is calculated separately for Trust shares, Institutional shares, Investor A Shares and/or Investor B Shares of a Portfolio by dividing the Portfolio's net investment income per share earned during a 30-day period by the maximum offering price per share (the "maximum offering price") with respect to Investor A Shares and the net asset value per share with respect to Trust shares, Institutional shares and Investor B Shares on the last day of the period and annualizing the result on a semi-annual basis by adding one to the quotient, raising the sum to the power of six, subtracting one from the result and then doubling the difference. A Portfolio's net investment income per share (irrespective of series) earned during the period is based on the average daily number of shares outstanding during the period entitled to receive dividends and includes income dividends and interest earned during the period minus expenses accrued for the period, net of reimbursements. This calculation can be expressed as follows:


                                      a-b
                        Yield = 2 [(------- + 1)(6) - 1]
                                      cd

         Where:  a =  dividends and interest earned during the period.

                 b =  expenses accrued for the period (net of
                      reimbursements).

                 c = the average daily number of shares outstanding that were entitled to receive dividends.

                 d = maximum offering price per share on the last day of the period.

       For the purpose of determining interest earned during the period (variable "a" in the formula), dividend income on equity securities held by a Portfolio is recognized by accruing 1/360 of the stated dividend rate of the security each day that the security is in that Portfolio. A Portfolio calculates interest earned on any debt obligation held in its portfolio by computing the yield to maturity of each obligation held by it based on the market value of the obligation

(including actual accrued interest) at the close of business on the last business day of each 30 day period, or, with respect to obligations purchased during the 30 day period, the purchase price (plus actual accrued interest) and dividing the result by 360 and multiplying the quotient by the market value of the obligation (including actual accrued interest) in order to determine the interest income on the obligation for each day of the subsequent 30 day period that the obligation is in the portfolio. The maturity of an obligation with a call provision is the next call date on which the obligation reasonably may be expected to be called or, if none, the maturity date. With respect to debt obligations purchased at a discount or premium, the formula generally calls for amortization of the discount or premium. The amortization schedule will be adjusted monthly to reflect changes in the market values of such debt obligations.


       Interest earned on Municipal Obligations of the Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios that are issued without original issue discount and have a current market discount is calculated by using the coupon rate of interest instead of the yield to maturity. In the case of Municipal Obligations that are issued with original issue discount but which have discounts based on current market value that exceed the then-remaining portion of the original issue discount (market discount), the yield to maturity is the imputed rate based on the original issue discount calculation. On the other hand, in the case of Municipal Obligations that are issued with original issue discount but which have discounts based on current market value that are less than the then-remaining portion of the original issue discount (market premium), the yield to maturity is based on the market value.

       Expenses accrued for the period (variable "b" in the formula) include all recurring fees charged by a Portfolio to all shareholder accounts in proportion to the length of the base period and the Portfolio's mean (or median) account size. Investor A Shares, Investor B Shares, Institutional shares and Trust shares each bear separate fees applicable to the particular class of shares. Undeclared earned income will not be subtracted from the maximum offering price per share (variable "d" in the formula). Undeclared earned income is net investment income which, at the end of the base period, has not been declared and paid as a dividend, but is reasonably expected to be and is declared and paid as a dividend shortly thereafter.

       The Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios' "tax-equivalent" yield for each class of shares is computed by dividing the portion of a Portfolio's yield (calculated as above) that is exempt from federal income tax by one minus a stated federal income tax rate and adding that figure to that portion, if any, of the Portfolio's yield that is not exempt from federal income tax. Similarly, the Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios' "Missouri tax-equivalent" or "Kansas tax-equivalent" yields for each class of shares is calculated by dividing the portion of a Portfolio's yield (calculated as above) that is exempt from federal tax and the portion that is exempt from Missouri or Kansas personal income tax by one minus a stated tax rate and adding such figure to that portion, if any, of the Portfolio's yield that is not exempt from federal or state income tax.

       The Fund currently calculates 30-day yields for its Bond Portfolios but not for its Equity Portfolios. For the 30- day period ended November 30, 1995, the yields on the Bond Portfolios were as follows:

             PORTFOLIO                                    30-Day Yield
             ---------                                    ------------
  Government & Corporate Bond
           Trust Shares                                      5.87%
           Institutional Shares                              5.57%
           Investor A Shares                                 5.31%
           Investor B Shares                                 4.89%


  U.S. Government Securities
           Trust Shares                                      5.99%
           Institutional Shares                              5.69%
           Investor A Shares                                 5.43%
           Investor B Shares                                 4.99%


  Balanced
           Trust Shares                                      3.02%
           Institutional Shares                              2.73%
           Investor A Shares                                 2.60%
           Investor B Shares                                 2.04%

  Short-Intermediate Municipal
           Trust Shares                                      3.99%
           Investor A Shares                                    0%

  Missouri Tax Exempt Bond
           Trust Shares                                      4.48%
           Investor A Shares                                 4.09%
           Investor B Shares                                 3.49%

       For the same 30-day period, the Short-Intermediate Municipal and Missouri Tax-Exempt Bond Portfolios' tax-equivalent yields (assuming payment of federal income taxes at a rate of 39.60%) and the Missouri Tax-Exempt Bond Portfolio's Missouri tax-equivalent yield (assuming Missouri state income taxes at a rate of 43.20%) were as follows:

                                     30-DAY TAX-              30-DAY MISSOURI
         PORTFOLIO                 EQUIVALENT YIELD         TAX-EQUIVALENT YIELD
         ---------                 ----------------         --------------------
Short-Intermediate Municipal
         Trust Shares                   6.61%                       N/A
         Investor A Shares                 0%                       N/A

Missouri Tax-Exempt Bond
         Trust Shares                   7.42%                      7.89%
         Investor A Shares              6.77%                      7.20%
         Investor B Shares              5.78%                      6.14%




                  A Portfolio computes its "average annual total return" for each series of that Portfolio by determining the average annual compounded rate of return during specified periods that would equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series by dividing the ending redeemable value of a hypothetical $1,000 payment by $1,000 (representing a hypothetical initial payment) and raising the quotient to a power equal to one divided by the number of years (or fractional portion thereof) covered by the computation and subtracting one from the result. This calculation can be expressed as follows:


            ERV 1/n
T =      [(-------)  - 1]
              P

                   Where:          T =       average annual total return

                   ERV = ending redeemable value of a hypothetical $1,000 payment made at the beginning of the 1, 5 or 10 year (or other) periods at the end of the 1, 5 or 10 year (or other) periods (or a fractional portion thereof)

                   P =             hypothetical initial payment of $1,000

                   n = period covered by the computation, expressed in terms of years

                   A Portfolio computes its aggregate total returns separately for each series by determining the aggregate compounded rates of return during specified periods that likewise equate the initial amount invested in a particular series to the ending redeemable value of such investment in the series. The formula for calculating aggregate total return is as follows:

                                                ERV
                   Aggregate Total Return =  [(------)- 1]
                                                 P


                   The calculations of average annual total return and aggregate total return assume reinvestment of all income dividends and capital gain distributions on the reinvestment dates during the period and include all recurring fees charged to all shareholder accounts, assuming an account size equal to a Portfolio's mean or median account size for any fees that vary with the size of the account. The ending redeemable value (variable "ERV" in each quotation) is determined by assuming complete redemption of the hypothetical investment and the deduction of all non-recurring charges at the end of the period covered by the computation. In addition, a non-money market Portfolio's average annual total return and aggregate total return quotations reflect the deduction of the maximum front-end sales charge in connection with the purchase of Investor A Shares and the deduction of any applicable contingent deferred sales charge with respect to Investor B Shares.

                   Based on the foregoing calculations, the average annual total returns for the year ended November 30, 1995, the average annual total returns for the 5-year period ended November 30, 1995 and the average annual total returns for the period from commencement of operations were as follows:



                                          AVERAGE ANNUAL TOTAL RETURN
                                          ---------------------------

                                                   FOR THE 5      SINCE
                                 FOR THE YEAR      YEARS ENDED    COMMENCEMENT
        PORTFOLIO                ENDED 11/30/95    11/30/95       OF OPERATIONS
        ---------                --------------    --------       -------------
Growth & Income Equity
   Trust Shares(1)                   32.27%         15.56%          14.00%
   Institutional Shares(2)           31.88%         15.45%(3)       13.93%(3)
   Investor A Shares(1)              26.00%         14.44%          13.28%
   Investor B Shares(4)              26.20%         15.22%          13.86%

Government & Corporate Bond
   Trust Shares(5)                   16.31%          8.79%           8.48%
   Institutional Shares(2)           15.98%          8.49%(6)        8.27%(6)
   Investor A Shares(5)              10.81%          7.42%           7.56%
   Investor B Shares(4)              10.27%          8.21%           8.19%

U.S. Government Securities
   Trust Shares(1)                   15.00%          8.34%           8.60%
   Institutional Shares(7)           14.69%          7.97%(8)        8.35%(8)
   Investor A Shares(1)               9.54%          6.99%           7.69%
   Investor B Shares(4)               7.85%          7.54%           8.16%

                                          AVERAGE ANNUAL TOTAL RETURN
                                          ---------------------------

                                                   FOR THE 5      SINCE
                                 FOR THE YEAR      YEARS ENDED    COMMENCEMENT
        PORTFOLIO                ENDED 11/30/95    11/30/95       OF OPERATIONS
        ---------                --------------    --------       -------------
Emerging Growth
   Trust Shares(9)                   21.70%           N/A           17.22%
   Institutional Shares(2)           21.43%           N/A           17.01%(11)
   Investor A Shares(10)             16.04%           N/A           15.61%
   Investor B Shares(4)              15.83%           N/A           16.37%

Balanced
   Trust Shares(12)                  24.97%           N/A            9.51%
   Institutional Shares(12)          24.67%           N/A            9.34%(13)
   Investor A Shares(12)             19.26%           N/A            7.56%
   Investor B Shares(4)              18.92%           N/A            8.74%

International Equity
   Trust Shares(14)                   8.97%           N/A            4.80%
   Institutional Shares(14)           8.78%           N/A            4.57%(16)
   Investor A Shares(15)              3.95%           N/A            1.77%
   Investor B Shares(4)               3.38%           N/A            1.97%

Short-Intermediate Municipal
   Trust Shares(17)                    N/A            N/A            2.15%
   Investor A Shares(18)                 0            N/A          - 1.75%

Missouri Tax-Exempt Bond(19)
   Trust Shares(20)                  18.64%          8.33%           8.64%
   Investor A Shares(21)             13.09%          7.15%           7.80%
   Investor B Shares(4)              12.60%          7.74%           8.29%

Kansas Tax-Exempt Bond(22)
   Trust Shares                        N/A            N/A             N/A
   Investor A Shares                   N/A            N/A             N/A
   Investor B Shares                   N/A            N/A             N/A




-----------------------------
      (1)  Commenced operations on June 2, 1988.

      (2)  Initial public offering commenced on January 4, 1994.

      (3) Reflects combined performance of Institutional Shares which were initially offered to the public on January 4, 1994 and Investor A Shares for the period prior to January 4, 1994.


      (4) Investor B Shares were initially offered on March 1, 1995. The performance figures for Investor B Shares for periods prior to such date represent the performance for Investor A Shares of the Portfolio which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B Shares that redeem within six years of the date of purchase. Investor B Shares are also subject to distribution and services fees at a maximum annual rate of 1.00%. Had those distribution and services fees been reflected, performance would have been reduced.

      (5)  Commenced operations on June 15, 1988.

      (6) Reflects combined performance of Institutional Shares which were initially offered to the public on January 4, 1994 and Investor A Shares for the period prior to January 4, 1994.

      (7)  Commenced operations on June 7, 1994.

      (8) Reflects combined performance of Institutional Shares which were initially offered to the public on June 7, 1994 and Investor A Shares for the period prior to January 4, 1994.

      (9)  Commenced operations on May 1, 1992.

      (10) Initial public offering commenced on May 6, 1992.

      (11) Reflects combined performance of Institutional Shares which were initially offered to the public on January 4, 1994 and Investor A Shares for the period May 1, 1992 through January 3, 1994.

      (12) Commenced operations on April 1, 1993.

      (13) Reflects combined performance of Institutional Shares which were initially offered to the public on January 4, 1994 and Investor A Shares for the period April 1, 1993 through January 3, 1994.

      (14) Commenced operations on April 4, 1994.

      (15) Initial public offering commenced on May 2, 1994.

      (16) Reflects combined performance of Institutional Shares which were initially offered to the public on April 24, 1994 and Investor A Shares for the period April 4, 1994 through April 23, 1994.

      (17) Commenced operations on July 10, 1995.

      (18) Initial public offering had not commenced as of November 30, 1995.

      (19) Commenced operations on July 15, 1988 as a portfolio of The ARCH Tax-Exempt Trust. On October 2, 1995, the Portfolio was reorganized as a new Portfolio of the Fund.

      (20) Commenced operations on July 15, 1988.

      (21) Initial public offering commenced on September 28, 1990.

      (22) Portfolio had not commenced operations as of November 30, 1995.

           Based on the foregoing calculations, the aggregate total returns for the Equity and Bond Portfolios from their respective dates of commencement of operations through November 30, 1995 were as follows:




                                                         AGGREGATE TOTAL RETURN
      PORTFOLIO                                            SINCE COMMENCEMENT
      ---------                                              OF OPERATIONS
                                                             -------------
Growth & Income Equity
   Trust Shares                                                  167.27%
   Institutional Shares(1)                                       166.04%
   Investor A Shares                                             154.73%
   Investor B Shares(2)                                          164.72%

Government & Corporate Bond
   Trust Shares                                                   83.59%
   Institutional Shares(1)                                        81.04%
   Investor A Shares                                              72.32%
   Investor B Shares(2)                                           79.94%

U.S. Government Securities
   Trust Shares                                                   85.64%
   Institutional Shares(1)                                        82.47%
   Investor A Shares                                              74.34%
   Investor B Shares(2)                                           80.12%

                                                         AGGREGATE TOTAL RETURN
      PORTFOLIO                                            SINCE COMMENCEMENT
      ---------                                              OF OPERATIONS
                                                             -------------
Emerging Growth
   Trust Shares                                                   76.42%
   Institutional Shares(1)                                        75.31%
   Investor A Shares                                              67.90%
   Investor B Shares(2)                                           71.87%

Balanced
   Trust Shares                                                   27.44%
   Institutional Shares(1)                                        26.90%
   Investor A Shares                                              21.48%
   Investor B Shares(2)                                           25.06%

International Equity
   Trust Shares                                                    8.10%
   Institutional Shares(1)                                         7.70%
   Investor A Shares                                               2.96%
   Investor B Shares(2)                                            3.30%

Short-Intermediate Municipal
   Trust Shares                                                    2.15%
   Investor A Shares                                              -1.75%

Missouri Tax-Exempt Bond
   Trust Shares                                                   84.30%
   Investor A Shares                                              74.03%
   Investor B Shares(2)                                           80.07%

Kansas Tax-Exempt Bond(3)
   Trust Shares                                                    N/A
   Investor A Shares                                               N/A
   Investor B Shares(2)                                            N/A



-----------------------------


(1) Reflects combined performance of Institutional Shares which were initially offered to the public on January 4, 1994 and Investor A Shares for the period prior to January 4, 1994.

(2) Investor B Shares were initially offered on March 1, 1995. The performance figures for Investor B Shares for periods prior to such date represent the performance for Investor A Shares of the Portfolio which has been restated to reflect the contingent deferred sales charges payable by holders of Investor B Shares that redeem within six years of the date of purchase. Investor B Shares are also subject to distribution and services fees at a maximum annual rate of 1.00%. Had those distribution and services fees been reflected, performance would have been reduced.

(3)      Portfolio had not commenced operations as of November 30, 1995.

         As stated in the Prospectuses relating to Investor A Shares and Investor B Shares, a Portfolio may also calculate total return figures for that Portfolio without deducting the maximum sales charge imposed on purchases or redemptions. The effect of not deducting the sales charge will be to increase the total return reflected.

                   Investors may judge the performance of the Portfolios by comparing them to the performance of other mutual funds or mutual fund portfolios with comparable investment objectives and policies. Such comparisons may be made by referring to market indices such as those prepared by Dow Jones & Co., Inc., Russell, Salomon Brothers, Inc., Lehman or Standard & Poor's Ratings Group or any of their affiliates, the Consumer Price Index, the EAFE Index, the NASDAQ Composite, or to rankings prepared by independent services or other financial or industry publications that monitor the performance of mutual funds. Such comparisons may also be made by referring to data prepared by Lipper Analytical Services, Inc., (a widely recognized independent service which monitors the performance of mutual funds) Indata, Frank Russell, CDA, and the Bank Rate Monitor (which reports average yields for money market accounts offered by the 50 leading banks and thrift institutions in the top five standard metropolitan statistical areas). Other similar yield data, including comparisons to the performance of Mercantile repurchase agreements, or the average yield data for similar asset classes including but not limited to Treasury bills, notes and bonds, may also be used for comparison purposes. Comparisons may also be made to indices or data published in the following national financial publications: IBC/Donoghue's Money Fund Report(R) published by IBC/Donoghue, MorningStar, CDA/Wiesenberger, Money Magazine, Forbes, Fortune, Barron's, The Wall Street Journal, The New York Times, Business Week, American Banker, Fortune, Institutional Investor, U.S.A. Today and publications of Ibbotson Associates, Inc. and other publications of a local or regional nature. In addition to performance information, general information about the Portfolios that appears in a publication such as those mentioned above may be included in advertisements, supplemental sales literature and in reports to Shareholders.


                   From time to time, the Fund may include the following types of information in advertisements, supplemental sales literature and reports to
Shareholders: (1) discussions of general economic or financial principles (such as the effects of inflation, the power of compounding and the benefits of dollar-cost averaging); (2) discussions of general economic trends; (3) presentations of statistical data to supplement such discussions; (4) descriptions of past or anticipated portfolio holdings for one or more of the Portfolios within the Fund; (5) descriptions of investment strategies for one or more of such Portfolios; (6) descriptions or comparisons of various investment products, which may or may not include the Portfolios; (7) comparisons of investment products (including the Portfolios) with relevant market or industry indices or other appropriate benchmarks; and (8) discussions of rankings or ratings by recognized rating organizations.


         In addition, with respect to the Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios the benefits of tax-free investments may be communicated in advertisements or communications to shareholders. For example, the tables below present the approximate yield that a taxable investment must earn at various income brackets to produce after-tax yields equivalent to those of tax-exempt investments yielding from 4.50% to 7.00%. The yields below are for illustration purposes only and are not intended to represent current or future yields for the Portfolios, which may be higher or lower than those shown. The tax brackets shown below will be indexed for inflation for years after 1996. Investors should consult their tax advisor with specific reference to their own tax situation.

         APPROXIMATE YIELD TABLE: SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO



SINGLE RETURN

Sample Taxable     Federal           --------Tax-Exempt Yields---------
     Income        Marginal
     (1996)        Tax Rate     4.50%    5.00%     5.50%     6.50%     7.00%
FROM
 $0 TO
 $24,000             15.00%     5.29%    5.88%     6.47%     7.65%     8.24%

FROM
$24,000 TO
$58,150              28.00%     6.25%    6.64%     7.64%     9.03%     9.72%

FROM
 $58,150 TO
 $121,300            31.00%     6.52%    7.25%     7.97%     9.42     10.41%

FROM
 $121,300 TO
 $263,750            36.00%     7.03%    7.81%     8.59%    10.16%    10.94%

OVER
 $263,750            39.60%     7.45%    8.28%     9.11%    10.76%    11.59%

         APPROXIMATE YIELD TABLE: SHORT-INTERMEDIATE MUNICIPAL PORTFOLIO



 MARRIED FILING
     JOINTLY

Sample Taxable     Federal           --------Tax-Exempt Yields---------
     Income        Marginal
     (1996)        Tax Rate     4.50%    5.00%     5.50%     6.50%     7.00%
FROM
 $0 TO
 $40,000             15.00%     5.29%    5.88%     6.47%     7.65%     8.24%

FROM
$40,000 TO
$96,900              28.00%     6.25%    6.94%     7.64%     9.03%     9.72%

FROM
 $96,900 TO
 $147,700            31.00%     6.52%    7.25%     7.97%     9.42%    10.14%

FROM
 $147,700 TO
 $263,750            36.00%     7.03%    7.81%     8.59%    10.16%    10.94%

OVER
 $263,750            39.60%     7.45%    8.28%     9.11%    10.76%    11.59%

            APPROXIMATE YIELD TABLE: KANSAS TAX-EXEMPT BOND PORTFOLIO


  SINGLE RETURN                                     Combined
                                                   Federal and             ---------------Tax-Exempt Yields--------------
 Sample Taxable         Federal         Kansas       Kansas
     Income            Marginal       Marginal    Marginal Tax
     (1996)            Tax Rate       Tax Rate        Rate             4.50%      5.00%   5.50%      6.00%    6.50%     7.00%
FROM
 $0 TO
 $20,000                 15.00%          4.40%          18.74%         5.54%      6.15%   6.77%      7.38%    8.00%     8.61%

FROM
 $20,000 TO
 $24,000                 15.00%          7.50%          21.38%         5.72%      6.36%   7.00%      7.63%    8.27%     8.90%

FROM
 $24,000 TO
 $30,000                 28.00%          7.50%          33.40%         6.76%      7.51%   8.26%      9.01%    9.76%    10.51%

FROM
 $30,000 TO
 $58,150                 28.00%          7.75%          34.59%         6.88%      7.64%   8.41%      9.17%    9.94%    10.70%

FROM
 $58,150 TO
 $121,300                31.00%          7.75%          37.59%         7.21%      8.01%   8.81%      9.61%   10.41%    11.22%

FROM
 $121,300 TO
 $263,750                36.00%          7.75%          40.96%         7.62%      8.47%   9.32%     10.16%   11.01%    11.86%

OVER
 $263,750                39.60%          7.75%          44.28%         8.08%      8.97%   9.87%     10.77%   11.67%    12.56%

            APPROXIMATE YIELD TABLE: KANSAS TAX-EXEMPT BOND PORTFOLIO

 MARRIED FILING
     JOINTLY                                        Combined
                                                   Federal and             ---------------Tax-Exempt Yields--------------
 Sample Taxable         Federal         Kansas       Kansas
     Income            Marginal       Marginal    Marginal Tax
     (1996)            Tax Rate       Tax Rate        Rate             4.50%      5.00%   5.50%      6.00%    6.50%     7.00%
FROM
 $0 TO
 $30,000                 15.00%         3.50%          17.98%          5.49%     6.10%     6.71%    7.31%     7.92%     8.53%

FROM
 $30,000 TO
 $40,100                 15.00%         6.25%          20.31%          5.65%     6.27%     6.90%    7.53%     8.16%     8.78%

FROM
 $40,100 TO
 $60,000                 28.00%         6.25%          32.50%          6.67%     7.41%     8.15%    8.89%     9.63%    10.37%

FROM
 $60,000 TO
 $96,900                 28.00%         6.45%          32.64%          6.68%     7.42%     8.17%    8.91%     9.65%    10.39%

FROM
 $96,900 TO
 $147,700                31.00%         6.45%          35.45%          6.97%     7.75%     8.52%    9.30%    10.07%    10.84%

FROM
 $147,700 TO
 $263,750                36.00%         6.45%          40.13%          7.52%     8.35%     9.19%   10.02%    10.86%    11.69%

OVER
 $263,750                39.60%         6.45%          43.50%          7.96%     8.85%     9.73%   10.62%    11.50%    12.39%

           APPROXIMATE YIELD TABLE: MISSOURI TAX-EXEMPT BOND PORTFOLIO



  SINGLE RETURN                                    Combined
                                                  Federal and              ---------------Tax-Exempt Yields--------------
 Sample Taxable         Federal      Missouri      Missouri
     Income            Marginal      Marginal    Marginal Tax
     (1996)            Tax Rate      Tax Rate        Rate              4.50%     5.00%     5.50%    6.00%     6.50%     7.00%
FROM
 $0 TO
 $24,000                 15.00%         6.00%          20.10%          5.63%     6.26%     6.88%    7.51%     8.14%     8.76%

FROM
 $24,000 TO
 $58,150                 28.00%         6.00%          32.32%          6.65%     7.39%     8.13%    8.87%     9.60%    10.34%

FROM
 $58,150 TO
 $121,300                31.00%         6.00%          35.14%          6.94%     7.71%     8.48%    9.25%    10.02%    10.79%

FROM
 $121,300 TO
 $263,750                36.00%         6.00%          39.84%          7.48%     8.31%     9.14%    9.97%    10.80%    11.64%

OVER
 $263,750                39.60%         6.00%          43.22%          7.93%     8.81%     9.69%   10.57%    11.45%    12.33%




           APPROXIMATE YIELD TABLE: MISSOURI TAX-EXEMPT BOND PORTFOLIO


 MARRIED FILING
     JOINTLY                                       Combined
                                                  Federal and              ---------------Tax-Exempt Yields--------------
 Sample Taxable         Federal      Missouri      Missouri
     Income            Marginal      Marginal    Marginal Tax
     (1996)            Tax Rate      Tax Rate        Rate              4.50%     5.00%     5.50%    6.00%     6.50%     7.00%
FROM
 $0 TO
 $40,000                 15.00%         6.00%          20.10%          5.63%     6.26%     6.88%    7.51%     8.14%     8.76%

FROM
 $40,000 TO
 $96,900                 28.00%         6.00%          32.32%          6.65%     7.39%     8.13%    8.87%     9.60%    10.34%

FROM
 $96,900 TO
 $147,700                31.00%         6.00%          35.14%          6.94%     7.71%     8.48%    9.25%    10.02%    10.79%

FROM
 $147,700 TO
 $263,750                36.00%         6.00%          39.84%          7.48%     8.31%     9.14%    9.97%    10.80%    11.64%

OVER
 $263,750                39.60%         6.00%          43.22%          7.93%     8.81%     9.69%   10.57%    11.45%    12.33%




      Such data are for illustrative purposes only and are not intended to indicate past or future performance results of a Portfolio. Actual performance of the Portfolios' may be more or less than that noted in the hypothetical illustrations.

         Since performance will fluctuate, performance data for the Portfolios cannot necessarily be used to compare an investment in the Portfolios' shares with bank deposits, savings accounts, and similar investment alternatives which often provide an agreed or guaranteed fixed yield for a stated period of time. Shareholders should remember that performance is generally a function of the kind and quality of the instruments held in a portfolio, portfolio maturity, operating expenses, and market conditions. The current yield and performance of the Portfolios may be obtained by calling the Fund at: INVESTOR A OR INVESTOR B SHARES - 1-800-452-ARCH; OR TRUST OR INSTITUTIONAL SHARES - 1-800-452-401K.


                              DESCRIPTION OF SHARES


         The Fund's Articles of Incorporation authorize the Board of Directors to issue up to seven billion full and fractional shares of capital stock, and to classify or reclassify any unissued shares of the Fund into one or more additional classes or by setting or changing in any one or more respects, their respective preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications and terms and conditions of redemption. Pursuant to such authority the Fund's Board of Directors has authorized the issuance of forty-one classes of shares representing interests in one of twelve investment Portfolios: the Money Market, Treasury Money Market, Tax-Exempt Money Market, Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced, International Equity, Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios. Trust shares, Institutional shares, Investor A Shares and Investor B Shares in each Portfolio (except the Treasury Money Market Portfolio which does not offer Investor B Shares, the Tax-Exempt Money Market and Short-Intermediate Municipal Portfolios which do not offer Institutional or Investor B Shares and the Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios which do not offer Institutional Shares) are offered through separate prospectuses to different categories of investors. Portfolio shares have no preemptive rights and only such conversion or exchange rights as the Board may grant in its discretion. When issued for payment as described in the Prospectuses, the shares will be fully paid and nonassessable.

         Except as noted in the Prospectuses with respect to certain sub-transfer agency expenses borne by Institutional shares and below with respect to the Administrative Services Plans for Trust shares and Institutional shares and the Distribution and Services Plans for Investor A Shares and Investor B Shares, shares of the Portfolios bear the same types of ongoing expenses with respect to the Portfolio to which they belong. In addition,

Investor A Shares (other than Investor A Shares of the Money Market Portfolios) are subject to a front-end sales charge and Investor B Shares are subject to a contingent deferred sales charge as described in the Prospectuses. The classes also have different exchange privileges, and Investor B Shares are subject to conversion as described in the Prospectus for those shares.

         In the event of a liquidation or dissolution of the Fund, shares of a Portfolio are entitled to receive the assets available for distribution belonging to that Portfolio, and a proportionate distribution, based upon the relative asset values of the respective Portfolios, of any general assets not belonging to any particular Portfolio which are available for distribution. Shareholders of a Portfolio are entitled to participate equally in the net distributable assets of the particular Portfolio involved on liquidation, except that Trust shares of a particular Portfolio will be solely responsible for that Portfolio's payments pursuant to the Administrative Services Plan for those shares, Institutional shares of a particular Portfolio will be solely responsible for that Portfolio's payments pursuant to the Administrative Service Plan for those shares, Investor A Shares of a particular Portfolio will be solely responsible for that Portfolio's payments pursuant to the Distribution and Services Plan for those shares and Investor B Shares of a particular Portfolio will be solely responsible for that Portfolio's payments pursuant to the Distribution and Services Plan for those shares. In addition, Institutional shares will be solely responsible for the payment of certain sub-transfer agency fees attributable to those shares.

                   Holders of all outstanding shares of a particular Portfolio will vote together in the aggregate and not by class, except that only Trust shares of a Portfolio will be entitled to vote on matters submitted to a vote of shareholders pertaining to a Portfolio's Administrative Services Plan for Trust shares, only Institutional shares of a Portfolio's will be entitled to vote on matters submitted to a vote of shareholders pertaining to such Portfolio's Administrative Services Plan for Institutional shares, only Investor A Shares of a Portfolio will be entitled to vote on matters submitted to a vote of shareholders pertaining to such Portfolio's Distribution and Services Plan for Investor A Shares and only Investor B Shares of a Portfolio will be entitled to vote on matters submitted to a vote of shareholders pertaining to such Portfolio's Distribution and Services Plan for Investor B Shares. Further, shareholders of all of the Portfolios, irrespective of class, will vote in the aggregate and not separately on a Portfolio-by-Portfolio basis, except as otherwise required by law or when the Board of Directors determines that the matter to be voted upon affects only the interests of the shareholders of a particular Portfolio or class of shares. Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of the outstanding voting securities of a "series" investment company such as the Fund shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series (Portfolio) affected by the matter. A Portfolio is considered to be affected by a matter unless it is clear that the interests of each Portfolio in the matter are identical or that the matter does not affect any interest of the Portfolio. Under the Rule, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to a Portfolio only if approved by a majority of the outstanding shares of that Portfolio. However, the Rule also provides that the ratification of the appointment of independent auditors, the approval of principal underwriting contracts, and the election of directors may be effectively acted upon by shareholders of the Fund's Portfolios voting without regard to class or Portfolio.


                   Shares in the Fund's Portfolios will be issued without certificates.



                     ADDITIONAL INFORMATION CONCERNING TAXES

IN GENERAL

                   The following summarizes certain additional tax considerations generally affecting the Portfolios and their shareholders that are not described in the Prospectuses. No attempt is made to present a detailed explanation of the tax treatment of the Portfolios or their shareholders, and the discussion here and in the Prospectuses are not intended as a substitute for careful tax planning. Potential investors should consult their tax advisors with specific reference to their own tax situations.

                   Each Portfolio of the Fund is treated as a separate corporate entity under the Code. Each Portfolio intends to qualify each year as a regulated investment company. In order to so qualify for a taxable year under the Code, each Portfolio must satisfy, in addition to the distribution requirement described in the Prospectuses, certain other requirements set forth below.

                   At least 90% of the gross income for a taxable year of each Portfolio must be derived from dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to the

Portfolio's business of investing in such stock, securities or currencies (the "90% gross income test").

                   A Portfolio also must derive less than 30% of its gross income for a taxable year from gains realized on the sale or other disposition of securities and certain other investments held for less than three months (the "30% test"). Interest (including original issue discount and accrued market discount) received by a Portfolio upon maturity or disposition of a security held for less than three months will not be treated as gross income derived from the sale or other disposition of such security within the meaning of this requirement. However, any income that is attributable to real market appreciation will be treated as gross income from the sale or other disposition of securities for this purpose. With respect to covered call options, if the call is exercised by the holder, the premium and the price received on exercise constitute the proceeds of sale, and the difference between the proceeds and the cost of the securities subject to the call is capital gain or loss. Premiums from expired call options written by a Portfolio and net gains from closing purchase transactions are treated as short-term capital gains for federal income tax purposes, and losses on closing purchase transactions are short-term capital losses. With respect to forward contracts, futures contracts, options on futures contracts, and other financial instruments subject to the mark-to-market rules described below under "Taxation of Certain Financial Instruments," the Internal Revenue Service has ruled in private letter rulings that a gain realized from such a contract, option or financial instrument will be treated as being derived from a security held for three months or more (regardless of the actual period for which the contract, option or instrument is held) if the gain arises as a result of a constructive sale under the mark-to-market rules, and will be treated as being derived from a security held for less than three months only if the contract, option or instrument is terminated (or transferred) during the taxable year (other than by reason of mark-to-market) and less than three months have elapsed between the date the contract, option or instrument is acquired and the termination date. Increases and decreases in the value of a Portfolio's forward contracts, futures contracts, options on futures contracts and other investments that qualify as part of a "designated hedge," as defined in Section 851(g) of the Code, may be netted for purposes of determining whether the 30% test is met.

                   Finally, at the close of each quarter of its taxable year, at least 50% of the value of a Portfolio's assets must consist of cash and cash items, U.S. government securities, securities of other regulated investment companies, and securities of other issuers (as to which a Portfolio has not invested more than 5% of the value of its total assets in securities of such issuer and as to which that Portfolio does not hold more than 10% of the outstanding voting securities of such issuer) and no more than 25% of the value of such Portfolio's total assets may be invested in the securities of any one issuer (other than U.S. government securities and securities of other regulated investment companies), or in two or more issuers which the Portfolio controls and which are engaged in the same or similar trades or businesses.

                   Each Portfolio will designate any distribution of the excess of net long-term capital gain over net short-term capital loss as a capital gain dividend in a written notice mailed to shareholders within 60 days after the close of the Portfolio's taxable year. Such distributions, if any, will be taxable to shareholders who are not currently exempt from federal income tax as long-term capital gains, no matter how long the shareholder has held these shares. Shareholders should note that, upon the sale or exchange of Portfolio shares, if the shareholder has not held such shares for more than six months, any loss on the sale or exchange of those shares will be treated as long-term capital loss to the extent of the capital gain dividends received with respect to the shares.

                   Ordinary income of individuals is taxable at a maximum nominal rate of 39.6%, but because of limitations on itemized deductions otherwise allowable and the phase-out of personal exemptions, the maximum effective marginal rate of tax for some taxpayers may be higher. An individual's long-term capital gains are taxable at a maximum rate of 28%. For corporations, long-term capital gains and ordinary income are both taxable at a maximum nominal rate of 35% (or at a maximum marginal rate of 39% in the case of corporations having taxable income between $100,000 and $335,000).

                   A 4% nondeductible excise tax is imposed on regulated investment companies that fail to currently distribute specified percentages of their ordinary taxable income and capital gain net income (excess of capital gains over capital losses). Each Portfolio intends to make sufficient distributions or deemed distributions of its ordinary taxable income and any capital gain net income each year to avoid liability for this excise tax.

                   If for any taxable year a Portfolio does not qualify for the special federal income tax treatment afforded regulated investment companies, all of its taxable income will be subject to federal income tax at regular corporate rates (without any deduction for distributions to its shareholders). In such event, dividend distributions would be taxable as ordinary income to shareholders, to the extent of the Portfolio's current and accumulated earnings and profits and would be eligible for the dividends received deduction allowed to corporations.


THE TAX-EXEMPT PORTFOLIOS

                   The policy of each Tax-Exempt Portfolio is to pay to its shareholders each year as exempt-interest dividends substantially all of its Municipal Obligation interest income net of certain deductions. In order for a Tax-Exempt Portfolio to pay exempt-interest dividends for any taxable year, at the close of each quarter of its taxable year at least 50% of the aggregate value of the Portfolio's assets must consist of exempt-interest obligations. Exempt-interest dividends may be treated by the shareholders as items of interest excludable from their gross income under Section 103(a) of the Code. An exempt-interest dividend is any dividend or part thereof (other than a capital gain dividend) paid by a Tax-Exempt Portfolio and designated as an exempt-interest dividend in a written notice mailed to shareholders not later than forty-five days (with respect to Missouri income tax) and sixty days (with respect to federal income tax) after the close of the Portfolio's taxable year. However, the aggregate amount of dividends so designated by the Portfolio cannot exceed the excess of the amount of interest exempt from tax under Section 103 of the Code received by the Portfolio during the taxable year over any amounts disallowed as deductions under Sections 265 and 171(a)(2) of the Code. The percentage of total dividends paid for any taxable year which qualifies as exempt-interest dividends will be the same for all shareholders receiving dividends from the Portfolio during such year, regardless of the period for which the Shares were held.

                   Shareholders who might be treated as a "substantial user" or a "related person" to such user with respect to facilities financed through any of the tax-exempt obligations held by a Tax-Exempt Portfolio, are advised to consult their tax advisors with respect to whether exempt-interest dividends retain the exclusion under Section 103(a). A "substantial user" is defined under U.S. Treasury Regulations to include a non-exempt person (i) who regularly uses a part of such facilities in his trade or business and (ii)(A) whose gross revenues derived with respect to the facilities financed by the issuance of bonds are more than 5% of the total revenues derived by all users of such facilities, (B) who occupies more than 5% of the usable area of such facilities or (C) for whom such facilities or a part thereof were specifically constructed, reconstructed or acquired. "Related persons" include certain related natural persons, affiliated corporations, partnerships and its partners, and S corporations and their shareholders.

                   Interest on indebtedness incurred by a shareholder to purchase or carry shares of the Tax-Exempt Portfolios generally is not deductible for federal income tax purposes. In addition, if a shareholder holds Portfolio Shares for six months or less, any loss on the sale or exchange of those Shares will be disallowed to the extent of the amount of exempt-interest dividends received with respect to the Shares. The Treasury Department, however, is authorized to issue regulations reducing the six months holding requirement to a period of not less than the greater of 31 days or the period between regular dividend distributions where the investment company regularly distributes at least 90% of its net tax-exempt interest. No such regulations had been issued as of the date of this Statement of Additional Information.


TAXATION OF CERTAIN FINANCIAL INSTRUMENTS

                   Special rules govern the federal income tax treatment of financial instruments that may be held by the Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government, Balanced or International Equity Portfolios. These rules may have a particular impact on the amount of income or gain that a Portfolio must distribute to shareholders to comply with the distribution requirement, on the income or gain qualifying under the 90% gross income test, and on a Portfolio's ability to comply with the 30% test described above.

                   Generally, futures contracts and options on futures contracts held by a Portfolio at the close of its taxable year are treated for federal income tax purposes as sold for their fair market value on the last business day of such year, a process known as "mark-to-market." Forty percent of any gain or loss resulting from such constructive sales are treated as short-term capital gain or loss and 60% of such gain or loss are treated as long-term capital gain or loss without regard to the period the Portfolio holds the futures contract or related option (the "40%-60% rule"). The amount of any capital gain or loss actually realized by a Portfolio in a subsequent sale or other disposition of those futures contracts and related options is adjusted to reflect any capital gain or loss taken into account by a Portfolio in a prior year as a result of the constructive sale of the contracts and options. Losses with respect to futures contracts to sell and related options, which are regarded as parts of a "mixed straddle" because their values fluctuate inversely to the values of specific securities held by a Portfolio, are subject to certain loss deferral rules which limit the amount of loss currently deductible on either part of the straddle to the amount thereof which exceeds the unrecognized gain (if any) with respect to the other part of the straddle, and to certain wash sales regulations. Under short sales rules, which are also applicable, the holding period of the securities forming part of the straddle will (if they have not been held for the long-term holding period) be deemed not to begin prior to termination of the straddle. With respect to certain futures contracts and related options, deductions for interest and carrying charges may not be allowed. Notwithstanding the rules described above, with respect to futures contracts to sell and related options which are properly identified as such, a Portfolio may make an election which will exempt (in whole or in part) those identified futures contracts and options from being treated for federal income tax purposes as sold on the last business day of the Portfolio's taxable year, but gains and losses will be subject to such short sales, wash sales and loss deferral rules and the requirement to capitalize interest and carrying charges. Under Temporary Regulations, a Portfolio would be allowed (in lieu of the foregoing) to elect either (1) to offset gains or losses from positions which are part of a mixed straddle by separately identifying each mixed straddle to which such treatment applies, or (2) to establish a mixed straddle account for which gains and losses would be recognized and offset on a periodic basis during the taxable year. Under either election, the 40%-60% rule will apply to the net gain or loss attributable to the futures contracts and options, but in the case of a mixed straddle account election, not more than 50% of any net gain may be treated as long-term and no more than 40% of any net loss may be treated as short-term.

                   Certain foreign currency contracts (including forward foreign currency exchange contracts) entered into by the Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced or International Equity Portfolios may be subject to the mark-to-market rules described above. To receive such treatment, a foreign currency contract must meet the following conditions: (1) the contract must require delivery of a foreign currency of a type in which regulated futures contracts are traded or upon which the settlement value of the contract depends; (2) the contract must be entered into at arm's length at a price determined by reference to the price in the interbank market; and (3) the contract must be traded in the interbank market. The Treasury Department has broad authority to issue regulations under these provisions. As of the date of this Statement of Additional Information, the Treasury Department had not issued any such regulations. Other foreign currency contracts entered into by a Portfolio may result in the creation of one or more straddles for federal income tax purposes, in which case certain loss deferral, short sales, and wash sales rules and the requirement to capitalize interest and carrying charges may apply.

                   Some of the non-U.S. dollar denominated investments that the Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced and International Equity Portfolios may make, such as non-U.S. dollar-denominated debt securities and obligations and preferred stock, as well as some of the foreign currency contracts a Portfolio may enter into, may be subject to the provisions of Subpart J of the Code, which govern the federal income tax treatment of certain transactions denominated in terms of a currency other than the U.S. dollar or determined by reference to the value of one or more currencies other than the U.S dollar. The types of transactions covered by these provisions include the following: (1) the acquisition of, or becoming the obligor under, a bond or other debt instrument (including, to the extent provided in Treasury regulations, preferred stock); (2) the accruing of certain trade receivables and payables; and (3) the entering into or acquisition of any forward contract, futures contract, option and similar financial instrument. The disposition of a currency other than the U.S. dollar by a U.S. taxpayer also is treated as a transaction subject to the special currency rules. However, foreign currency-related regulated futures contracts and nonequity options generally are not subject to the special currency rules if they are or would be treated as sold for their fair market value at year-end under the mark-to-market rules, unless an election is made to have such currency rules apply. With respect to transactions covered by the special rules, foreign currency gain or loss is calculated separately from any gain or loss on the underlying transaction and normally is taxable as ordinary gain or loss. A Portfolio may elect to treat as capital gain or loss foreign currency gain or loss arising from certain identified forward contracts, futures contracts and options that are capital assets in the hands of the Portfolio and which are not part of a straddle. In accordance with Treasury Regulations, certain transactions subject to the special currency rules that are part of a "Section 988 hedging transaction" (as defined in the Code and Treasury regulations) will be integrated and treated as a single transaction or otherwise treated consistently for purposes of the Code. "Section 988 hedging transactions" are not subject to the mark-to-market or loss deferral rules under the Code. Gain or loss attributable to the foreign currency component of transactions engaged in by a Portfolio which are not subject to the special currency rules (such as foreign equity investments other than certain preferred stocks) is treated as capital gain or loss and is not segregated from the gain or loss on the underlying transaction.

CONCLUSIONS

                   The foregoing discussion is based on federal tax laws and regulations which are in effect on the date of this Statement of Additional Information; such laws and regulations may be changed by legislative or administrative action. Shareholders are advised to consult their tax advisors concerning the application of state and local taxes.

                             MANAGEMENT OF THE FUND

DIRECTORS AND OFFICERS


                   The directors and executive officers(1) of the Fund, their addresses, ages, principal occupations during the past five years, and other affiliations are as follows:



                                              Principal Occupations
                             Position with    During Past 5 years
Name and Address             the Fund         and other affiliations
----------------             --------         ----------------------
Jerry V. Woodham(2)          Chairman of      Former Treasurer, Washington
745 Stump Road               The Board;       University, 1981 to 1995.
St. Louis, MO  63131         President and
Age:  52                     Director

Robert M. Cox, Jr.           Director         Senior Vice President and Advisory
Emerson Electric Co.                          Director, Emerson Electric Co.
8000 W. Florissant Ave.                       since November 1990.
P.O. Box 4100
St. Louis, MO  63136-8506
Age:  50

Joseph J. Hunt               Director         General Vice-President
Iron Workers District                         International Association of
  Council                                     Bridge, Structural and Ornamental
3544 Watson Road                              Iron Workers (International Labor
St. Louis, MO  63139                          Union), January 1994 to present;
Age:  53                                      General Organizer, International
                                              Association of Bridge, Structural
                                              and Ornamental Iron Workers,
                                              September 1983 to December 1993.

James C. Jacobsen            Director         Director, Kellwood Company, since
Kellwood Company                              1975; Vice Chairman, Kellwood
600 Kellwood Parkway                          Company since May 1989.
Chesterfield, MO  63017
Age:  60



------------------------

(1) Directors and officers of the Fund owned less than 1% of the outstanding shares of the Fund as of November 30, 1995.
(2) Mr. Woodham is an "interested person" of the Fund as defined in the 1940
    Act.

                                              Principal Occupations
                             Position with    During Past 5 years
Name and Address             the Fund         and other affiliations
----------------             --------         ----------------------
Donald E. Kiernan            Director         Senior Vice President - Finance
Southwestern Bell                             and Treasurer, Southwestern Bell
Corporation                                   Corporation since December 1990.
175 E. Houston St.
P.O. Box 2933
Room 7-A-50
San Antonio, TX  78299
Age:  55

Lyle L. Meyer                Director         Vice President, The Jefferson
Jefferson Smurfit                             Smurfit Corporation, April 1989 to
Corporation                                   present; President, Smurfit
8182 Maryland Avenue                          Pension & Insurance Services
St. Louis, MO 63105                           Company, November 1982 to December
Age:  59                                      1992.

Ronald D. Winney*            Director and     Treasurer, Ralston Purina Company
Ralston Purina Company       Treasurer        Since 1985.
Checkerboard Square
St. Louis, MO 63164
Age:  53

W. Bruce McConnel, III       Secretary        Partner of the law firm of Drinker
Suite 1100                                    Biddle & Reath, Philadelphia,
1345 Chestnut Street                          Pennsylvania Since 1977.
Philadelphia, PA 19107
Age:  53

Walter B. Grimm*             Assistant        From June, 1992 to present,
3435 Stelzer Road            Secretary        employee of BISYS Fund Services;
Columbus, OH 43219                            From 1989 to June, 1992 President
Age:  50                                      of Leigh Investments Consulting/
                                              Investments (investment firm).


Stephen G. Mintos*           Vice President   From April, 1987 to present,
3435 Stelzer Road            and Assistant    employee of BISYS Fund Services.
Columbus, OH 43219           Treasurer
Age:  42


------------------------

* Messrs. Grimm, Winney, and Mintos are "interested persons" of the Fund as defined in the 1940 Act.


For the fiscal year ended November 30, 1995, the Directors received the following compensation:

                                                             PENSION OR                  TOTAL
                                                             RETIREMENT               COMPENSATION
                                    AGGREGATE             BENEFITS ACCRUED         FROM THE FUND AND
                                   COMPENSATION           AS PART OF FUND            FUND COMPLEX(1)
     NAME OF DIRECTOR             FROM THE FUND               EXPENSE

Jerry V. Woodham                    $13,459.70                  N/A                    $15,000.00

Robert M. Cox, Jr.                  $8,973.13                   N/A                    $10.000.00

Joseph J. Hunt                      $8,973.13                   N/A                    $10,000.00

James C. Jacobsen                   $8,973.13                   N/A                    $10,000.00

Donald E. Kiernan                   $8,973.13                   N/A                    $10,000.00

Lyle L. Meyer                       $8,973.13                   N/A                    $10,000.00

Ronald D. Winney                    $8,973.13                   N/A                    $10,000.00




(1) The "Fund Complex" includes The ARCH Fund, Inc. and The ARCH Tax-Exempt
    Trust.

                 Drinker Biddle & Reath, of which Mr. McConnel is a partner, receives legal fees as counsel to the Fund.


INVESTMENT ADVISORY, SUB-ADVISORY AND ADMINISTRATION AGREEMENTS

                 MVA serves as investment adviser to each Portfolio. In addition, Clay Finlay serves as sub-investment adviser to the International Equity Portfolio. Pursuant to the advisory and sub-advisory agreements, MVA and Clay Finlay have agreed to provide investment advisory and sub-investment advisory services, respectively, as described in the Portfolios' Prospectuses. MVA and Clay Finlay have agreed to pay all expenses incurred by them in connection with their activities under their respective agreements other than the cost of securities, including brokerage commissions, if any, purchased for the Portfolios.

                 The investment advisory agreement (and sub-investment advisory agreement for the International Equity Portfolio) provide that MVA and Clay Finlay, respectively, shall not be liable for any error of judgment or mistake of law or for any loss suffered in connection with the performance of their respective agreements, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence in the performance of their duties or from reckless disregard by them of their duties and obligations thereunder.

                 Under its administration agreement with the Fund, BISYS Fund Services Ohio, Inc. (the "Administrator") serves as administrator. The Administrator has agreed to maintain office facilities for the Portfolios, furnish the Portfolios with statistical and research data, clerical, accounting, and certain bookkeeping services, stationery and office supplies, and certain other services required by the Portfolios, and to compute the net asset value and net income of the Portfolios. The Administrator prepares annual and semi-annual reports to the SEC on Form N-SAR, compiles data for and prepares federal and state tax returns and required tax filings other than those required to be made by the Fund's custodian and transfer agent, prepares the Fund's compliance filings with state securities commissions, maintains the registration or qualification of shares for sale under the securities laws of any state in which the Fund's shares shall be registered, assists in the preparation of annual and semi-annual reports to shareholders of record, participates in the periodic updating of the Fund's Registration Statement, prepares and assists in the timely filing of notices to the SEC required pursuant to Rule 24f-2 under the 1940 Act, arranges for and bears the cost of processing share purchase, exchange and redemption orders, keeps and maintains the Portfolios' financial accounts and records including calculation of daily expense accruals, monitors compliance procedures for each of the classes of the Fund's Portfolios with each Portfolio's investment objective, policies and limitations, tax matters, and applicable laws and regulations, and generally assists in all aspects of the Portfolios' operations. The Administrator bears all expenses in connection with the performance of its services, except that a Portfolio bears any expenses incurred in connection with any use of a pricing service to value portfolio securities. (See "Net Asset Value -- Equity and Bond Portfolios" above).

                 From time to time, MVA and the Administrator may voluntarily waive a portion or all of their respective fees otherwise payable to them with respect to the Fund's Portfolios in order to increase the net income available for distribution to shareholders. For the fiscal year or period ended November 30, 1995, MVA was paid advisory fees, after waivers, as follows:




                                             FEES PAID
    PORTFOLIOS                            (AFTER WAIVERS)                WAIVERS
    ----------                            ---------------                -------
Money Market                              $2,202,658                    $314,865

Treasury Money Market                     $  795,911                    $124,279

Tax-Exempt Money Market(1)                $  161,659                    $ 23,094

Growth & Income Equity                    $1,736,792                    $      0

Emerging Growth                           $  962,984                    $      0

                                             FEES PAID
    PORTFOLIOS                            (AFTER WAIVERS)               WAIVERS
    ----------                            ---------------               -------
Government & Corporate Bond               $  660,877                    $     0

U.S. Government Securities                $  208,179                    $     0

Balanced                                  $  775,992                    $     0

International Equity                      $  239,167                    $78,752

Short-Intermediate Municipal(2)           $        0                    $38,167

Missouri Tax-Exempt Bond(1)               $  156,100                    $     0

Kansas Tax-Exempt Bond(3)                        N/A                        N/A


-----------------------------


(1)      For the six-month period ended November 30, 1995.

(2) For the period from commencement of operations (July 10, 1995) through November 30, 1995.

(3)      Portfolio had not commenced operations as of November 30, 1995.

                 For the fiscal year or period ended November 30, 1994 (May 31, 1995 with respect to the Predecessor Tax-Exempt Money Market and Predecessor Missouri Tax-Exempt Bond Portfolios), MVA was paid advisory fees, after waivers, as follows:



                                             FEES PAID
    PORTFOLIOS                            (AFTER WAIVERS)               WAIVERS
    ----------                            ---------------               -------
Money Market                                $2,158,091                  $311,198

Treasury Money Market                       $  676,057                  $353,812

Tax-Exempt Money Market                     $  327,584                  $ 93,173

Growth & Income Equity                      $1,441,612                  $  9,612

Emerging Growth                             $  577,534                  $  2,815

Government & Corporate Bond                 $  668,999                  $  2,128

U.S. Government Securities                  $  200,493                  $    209

Balanced                                    $  685,226                  $ 14,157

International Equity(1)                     $   73,083                  $ 42,943

Short-Intermediate Municipal(2)                    N/A                       N/A

                                             FEES PAID
    PORTFOLIOS                            (AFTER WAIVERS)               WAIVERS
    ----------                            ---------------               -------
Missouri Tax-Exempt Bond                    $  230,777                  $ 91,762

Kansas Tax-Exempt Bond(2)                          N/A                       N/A



-----------------------------



(1) For the period from commencement of operations (April 4, 1994) through November 30, 1994.

(2)      Portfolio had not commenced operations as of November 30, 1994.

                  For the fiscal year or period ended November 30, 1993 (May 31, 1994 with respect to the Predecessor Tax-Exempt Money Market and Predecessor Missouri Tax-Exempt Bond Portfolios), MVA was paid advisory fees, after waivers, as follows:



                                             FEES PAID
    PORTFOLIOS                            (AFTER WAIVERS)               WAIVERS
    ----------                            ---------------               -------
Money Market                                $2,202,383                  $314,626

Treasury Money Market                       $  344,642                  $450,623

Tax-Exempt Money Market                     $  440,267                  $146,756

Growth & Income Equity                      $1,323,589                  $      0

Emerging Growth                             $  152,048                  $157,368

Government & Corporate Bond                 $  661,241                  $      0

U.S. Government Securities                  $  197,616                  $      0

Balanced(1)                                 $  219,850                  $120,723

International Equity(2)                            N/A                       N/A

Short-Intermediate Municipal(2)                    N/A                       N/A

Missouri Tax-Exempt Bond                    $  123,192                  $193,555

Kansas Tax-Exempt Bond(2)                          N/A                       N/A


-----------------------------


(1) For the period from commencement of operations (April 1, 1993) through November 30, 1993.

(2)      Portfolio had not commenced operations as of November 30, 1993.

                  For the year ended May 31, 1993, the Predecessor Tax-Exempt Money Market and Predecessor Missouri Tax-Exempt Bond Portfolios paid MVA advisory fees, after waivers, as follows:



                                             FEES PAID
    PORTFOLIOS                            (AFTER WAIVERS)               WAIVERS
    ----------                            ---------------               -------
Tax-Exempt Money Market                      $570,098                   $142,782

Missouri Tax-Exempt Bond                     $      0                   $157,753




                  For the fiscal year or period ended November 30, 1995, the Administrator was paid administration fees, after waivers, as follows:





                                             FEES PAID
    PORTFOLIOS                            (AFTER WAIVERS)               WAIVERS
    ----------                            ---------------               -------
Money Market                                 $629,331                   $629,431

Treasury Money Market                        $230,049                   $230,045

Tax-Exempt Money Market(1)                   $ 46,188                   $      0

Growth & Income Equity                       $315,754                   $316,168

Emerging Growth                              $128,398                   $128,825

Government & Corporate Bond                  $146,859                   $147,087

U.S. Government Securities                   $ 46,262                   $ 46,322

Balanced                                     $103,465                   $103,589

International Equity                         $ 47,635                   $ 15,949

Short-Intermediate Municipal(2)              $  6,965                   $  6,914

Missouri Tax-Exempt Bond(1)                  $ 34,689                   $ 34,808

Kansas Tax-Exempt Bond(3)                    N/A                        N/A


-----------------------------

(1)      For the six-month period ended November 30, 1995.

(2) For the period from commencement of operations (July 10, 1995) through November 30, 1995.

(3)      Portfolio had not commenced operations as of November 30, 1995.

         For the fiscal year or period ended November 30, 1994 (May 31, 1995 with respect to the Predecessor Tax-Exempt Money Market and Predecessor Missouri Tax-Exempt Bond Portfolios), the Administrator was paid administration fees, after waivers, as follows:

                                             FEES PAID
    PORTFOLIOS                            (AFTER WAIVERS)               WAIVERS
    ----------                            ---------------               -------
Money Market                                 $616,597                   $618,047

Treasury Money Market                        $257,468                   $257,467

Tax-Exempt Money Market                      $105,189                   $      0

Growth & Income Equity                       $262,112                   $265,606

Emerging Growth                              $ 77,005                   $ 77,755

Government & Corporate Bond                  $148,667                   $149,612

U.S. Government Securities                   $ 44,554                   $ 44,647

Balanced                                     $ 91,363                   $ 95,139

International Equity(1)                      $ 17,350                   $  5,855

Short-Intermediate Municipal(2)                   N/A                        N/A

Missouri Tax-Exempt Bond                     $143,351                   $ 71,654

Kansas Tax-Exempt Bond(2)                         N/A                        N/A



-----------------------------


(1)      Commenced operations April 4, 1994.

(2)      Portfolio had not commenced operations as of November 30, 1994.

                  For the fiscal year or period ended November 30, 1993 (May 31, 1994 with respect to the Predecessor Tax-Exempt Money Market and Predecessor Missouri Tax-Exempt Bond Portfolios), the Administrator was paid administration fees, after waivers, as follows:




                                             FEES PAID
    PORTFOLIOS                            (AFTER WAIVERS)               WAIVERS
    ----------                            ---------------               -------
Money Market                                 $686,636                   $571,868

Treasury Money Market                        $198,816                   $198,816

Tax-Exempt Money Market                      $146,756                   $      0

Growth & Income Equity                       $240,652                   $240,752

Emerging Growth                              $ 38,225                   $ 44,286

Government & Corporate Bond                  $146,941                   $147,022

U.S. Government Securities                   $ 40,213                   $ 47,622

Balanced(1)                                  $ 45,398                   $ 45,422

International Equity(2)                           N/A                        N/A

                                             FEES PAID
    PORTFOLIOS                            (AFTER WAIVERS)               WAIVERS
    ----------                            ---------------               -------
Short-Intermediate Municipal(2)                   N/A                        N/A

Missouri Tax-Exempt Bond                     $ 70,367                   $ 70,449

Kansas Tax-Exempt Bond(2)                         N/A                        N/A


-----------------------------

(1)      Commenced operations April 1, 1993.

(2)      Portfolio had not commenced operations as of November 30, 1993.

                  For the fiscal year ended November 30, 1993 with respect to the Money Market, Treasury Money Market, Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities and Balanced Portfolios, administration fees were paid to the former administrator, The Boston Company Advisors, Inc. ("Boston Advisors") until May 31, 1993 and thereafter were paid to the Administrator. Therefore, the fees listed above for such period with respect to these Portfolios represent the combined fees paid to both administrators after fee waivers and the combined fee waivers of both administrators. For the fiscal year ended May 31, 1993 the Predecessor Tax-Exempt Money Market and Predecessor Missouri Tax-Exempt Bond Portfolios paid administration fees to Boston Advisors pursuant to the administration agreement then in effect of $142,442 and $70,113, respectively. For the same period, Boston Advisors voluntarily waived administration fees of $35,056 payable to it by the Predecessor Missouri Tax-Exempt Bond Portfolio.

                  In addition, the Portfolios' advisory and administration agreements provide that if expenses borne by any Portfolio in any fiscal year exceed expense limitations imposed by applicable state securities regulations,
(i) MVA will reimburse the Fund for 60% of such excess expenses and (ii) the Administrator will reimburse the Fund for a portion of any such excess expenses in an amount equal to the proportion that the administration fees otherwise payable by the Portfolio to the Administrator bears to the total amount of the investment advisory and administration fees otherwise payable by the Portfolio, in each case to the extent required by such regulations. To the Fund's knowledge, it is not presently subject to any expense limitation. The fees that financial institutions, Service Organizations, and broker-dealers may charge to customers for services provided in connection with their investments in the Portfolios are not covered by the state securities expense limitations described above.

CUSTODIAN AND TRANSFER AGENT


       Mercantile is Custodian of the Portfolios' assets pursuant to a Custodian Agreement. Under the Custodian Agreement, Mercantile has agreed to (i) maintain a separate account or accounts in the name of each Portfolio; (ii) receive and disburse money on behalf of each Portfolio; (iii) collect and receive all income and other payments and distributions on account of each Portfolio's portfolio securities; (iv) respond to correspondence relating to its duties; and (v) make periodic reports to the Fund's Board of Directors concerning the operations of each Portfolio. Mercantile may, at its own expense, open and maintain a custody account or accounts on behalf of each Portfolio with other banks or trust companies, provided that Mercantile shall remain liable for the performance of all of its custodial duties under the Custodian Agreement, notwithstanding any delegation. Mercantile is authorized to select one or more banks or trust companies to serve as sub-custodian on behalf of the Portfolios, provided that Mercantile shall remain responsible for the performance of all of its duties under the Custodian Agreement and shall hold the Fund harmless from the acts and omissions of any bank or trust company servicing as sub-custodian.


       In the opinion of the staff of the SEC, since the Custodian is an affiliate of the investment adviser, the Fund and the Custodian are subject to the requirements of Rule 17f-2 under the 1940 Act. Accordingly the Fund and the Custodian intend to comply with the requirements of such rule.


       Pursuant to the Custodian Agreement with the Fund, each Portfolio pays Mercantile an annual fee. For each Money Market Portfolio this fee is paid monthly and calculated daily at the rate of $.125 for each $1,000 of each such Portfolio's average daily net assets plus, in the case of the Tax-Exempt Money Market Portfolio only, $50 for each interest collection or claim item. For the Equity and Bond Portfolios (except the International Equity Portfolio), this fee, which is paid monthly, is calculated as the greater of $6,000 or $.30. For the International Equity Portfolio, this fee, which is calculated daily and paid monthly, is .17% of the Portfolio's average daily net assets for the first $50 million; .155% of the Portfolio's average daily net assets for the next $50 million; .13% of the Portfolio's average daily net assets for the next $150 million; and .105% of the Portfolio's average daily net assets thereafter. Each Equity and Bond Portfolio also pays $15.00 for each purchase, sale or delivery of a security upon its maturity date, $50.00 for each interest collection or claim item, $20.00 for each transaction involving GNMA, tax-free or other non-depository registered items with monthly dividends or interest, $30.00 for each purchase, sale or expiration of an option contract, $50.00 for each purchase, sale or expiration of a futures contract, and $15.00 for each repurchase trade with an institution other than Mercantile. In addition, each Portfolio pays Mercantile's incremental costs in providing foreign custody services for any foreign-denominated and foreign-held securities and reimburses Mercantile for out-of-pocket expenses related to such services.


       BISYS Fund Services Ohio, Inc. also serves as the Fund's transfer agent and dividend disbursing agent (in those capacities, the "Transfer Agent") pursuant to a Transfer Agency Agreement. Under the Agreement, the Transfer Agent has agreed to (i) process shareholder purchase and redemption orders; (ii) maintain shareholder records for each of the Portfolios' shareholders; (iii) process transfers and exchanges of shares of the Portfolios; (iv) issue periodic statements for each of the Portfolios' shareholders; (v) process dividend payments and reinvestments; (vi) assist in the mailing of shareholder reports and proxy solicitation materials; and (vii) make periodic reports to the Fund's Board of Directors concerning the operations of each Portfolio.

DISTRIBUTION AND SERVICE ORGANIZATIONS


       BISYS Fund Services (the "Distributor"), an affiliate of the Administrator, serves as the Distributor of the Portfolios' shares pursuant to a Distribution Agreement. Under the Distribution Agreement, the Distributor, as agent, sells shares of the Portfolios on a continuous basis. The Distributor has agreed to use appropriate efforts to solicit orders for the sale of shares. With respect to each Portfolio's Trust shares and Institutional shares, no compensation is payable by the Fund to the Distributor for distribution services. The Distributor is entitled to the payment of a front-end sales charge on the sale of Investor A Shares of the Equity and Bond Portfolios as described in the Prospectus for such shares. For the fiscal years ended November 30, 1995, 1994 and the period from June 1, 1993 through November 30, 1993, the Distributor received front-end sales charges in connection with Investor A share purchases as follows: Growth & Income Equity Portfolio -- $96,851, $95,623, and $47,729, respectively; Government & Corporate Bond Portfolio -- $10,250, $12,979 and $12,037, respectively; U.S. Government Securities Portfolio -- $6,238, $26,300 and $21,460, respectively; Emerging Growth Portfolio -- $60,626, $87,769 and $27,493, respectively; Balanced Portfolio -- $7,442, $24,483 and $26,433,
respectively; and Missouri Tax-Exempt Bond Portfolio, $45,981, $96,782 and $148,121, respectively. For the fiscal year ended November 30, 1995 and the period May 2, 1994 (commencement of operations) through November 30, 1994, the Distributor received front-end sales charges in connection with Investor A share purchases of the International Equity Portfolio of $14,251 and $11,880, respectively. Of these amounts, the

Distributor retained $11,647, $11,846 and $5,810, respectively, and MVA and affiliates retained $27,761, $21,021 and $7,635, respectively, with respect to the Growth & Income Equity Portfolio; the Distributor retained $1,354, $1,720 and $1,454, respectively, and MVA and its affiliates retained $5,711, $5,834 and $1,792, respectively, with respect to the Government & Corporate Bond Portfolio; the Distributor retained $784, $3,318 and $2,759, respectively, and MVA and affiliates retained $2,101, $10,456 and $4,586, respectively, with respect to the U.S. Government Securities Portfolio; the Distributor retained $7,085, $10,476 and $3,425, respectively, and MVA and affiliates retained $15,259, $22,854 and $5,713, respectively, with respect to the Emerging Growth Portfolio; the Distributor retained $871, $3,466 and $3,280, respectively, and MVA and affiliates retained $2,721, $8,755 and $4,571, respectively, with respect to the Balanced Portfolio; the Distributor retained $6,400, $13,608 and $22,328, respectively, and MVA and affiliates retained $9,735, $8,954 and $22,350, respectively, with respect to the Missouri Tax-Exempt Bond Portfolio; and the Distributor retained $1,626 and $1,441, respectively, and MVA and affiliates retained $5,431 and $1,952, respectively, with respect to the International Equity Portfolio.

       The Distributor is also entitled to the payment of contingent deferred sales charges upon the redemption of Investor B Shares of the Portfolios. For the period from March 1, 1995 (date of their initial public offering) through November 30, 1995, the Distributor received contingent deferred sales charge in connection with Investor B share redemptions as follows: Growth & Income Equity Portfolio -- $209; Emerging Growth Portfolio -- $253; Government & Corporate Bond Portfolio -- $1,246; U.S. Government Securities Portfolio -- $135; Balanced Portfolio -- $0; International Equity Portfolio -- $0; and Missouri Tax-Exempt Bond Portfolio -- $7. All such amounts were assigned to MVA pursuant to the financing arrangement between the Distributor and MVA described below under "The Plans -- Distribution and Services Plans."

       The following table shows all sales charges, commissions and other compensation received by the Distributor directly or indirectly from the Fund's existing Portfolios during the fiscal year ended November 30, 1995:

                                                                                Brokerage
                                                                             Commissions in
                               Net Underwriting       Compensation on        Connection with
                                Discounts and         Redemption and            Portfolio               Other
  Portfolio                     Commissions(1)        Repurchase(2)            Transactions         Compensation(3)
  ---------                    ----------------       ---------------        ---------------        ---------------

  Money Market                     $     0                $     0                  $0                 $544,358

  Treasury Money                   $     0                $     0                  $0                 $157,186
    Market

  Tax-Exempt
    Money Market                   $     0                $     0                  $0                 $ 13,027

  Growth & Income
    Income Equity                  $15,339                $   209                  $0                 $148,479

  Emerging Growth                  $10,091                $   253                  $0                 $ 72,904

  Government &
    Corporate Bond                 $ 2,037                $ 1,246                  $0                 $ 36,484

  U.S. Government
    Securities                     $ 1,001                $   135                  $0                 $ 28,279

  Balanced                         $ 1,030                $     0                  $0                 $107,537

  International
    Equity                         $ 2,122                $     0                  $0                 $  8,093

  Short-Intermediate
    Municipal                      $     0                $     0                  $0                 $      0

  Missouri Tax-
    Exempt Bond                    $ 8,505                $     7                  $0                 $ 37,905

(1) Represents amounts received from front-end sales charges on Investor A Shares and commissions received in connection with sales of Investor B Shares.
(2) Represents amounts received from contingent deferred sales charges on Investor B Shares. The basis on which such sales charges are paid is described in the Prospectus relating to Investor B Shares. All such amounts were assigned to MVA pursuant to the financing arrangements between the Distributor and MVA described below.
(3) Represents payments made under the Administrative Services Plans and Distribution and Services Plans that have been adopted by the Fund (see discussion below).


THE PLANS


       DISTRIBUTION AND SERVICES PLANS. As described in the Prospectuses, the Fund has adopted separate Distribution and

Services Plans with respect to Investor A and Investor B Shares of the Portfolios pursuant to the 1940 Act and Rule 12b-1 thereunder. Any material amendment to either of these Plans or arrangements with the Distributor or Service Organizations (which may include affiliates of the Fund's Adviser) must be approved by a majority of the Board of Directors, including a majority of the directors who are not "interested persons" of the Fund as defined in the 1940 Act and have no direct or indirect financial interest in such arrangements (the "Disinterested Directors") and by a majority of the Investor A Shares or Investor B Shares, respectively, of the Portfolio. Pursuant to the Plans, the Fund may enter into Servicing Agreements with broker-dealers and other organizations ("Servicing Agreements") that purchase Investor A or Investor B Shares of a Portfolio. The Servicing Agreements provide that the Servicing Organizations will render certain shareholder administrative support services to their customers who are the record or beneficial owners of Investor A or Investor B Shares. Services provided pursuant to the Servicing Agreements may include such services as providing information periodically to customers showing their positions in Investor A or Investor B Shares and monitoring services for their customers who have invested in Investor A or Investor B Shares, including the operation of telephone lines for daily quotations of return information.

       Service Organizations and other broker/dealers receive commissions from the Distributor for selling Investor B Shares, which are paid at the time of the sale. These commissions approximate the commissions payable with respect to sales of Investor A Shares. The distribution fees payable under the Distribution and Services Plan for Investor B Shares (at an annual rate of .75%) are intended to cover the expense to the Distributor of paying such up-front commissions, and the contingent deferred sales charge is calculated to charge the investor with any shortfall that would occur if Investor B Shares are redeemed prior to the expiration of the eight year period, after which Investor B Shares automatically convert to Investor A Shares. To provide funds for the payment of up-front sales commissions, the Distributor has entered into an agreement with MVA pursuant to which MVA provides funds for the payment of commissions and other fees payable to Service Organizations and broker/dealers who sell Investor B Shares. Under the terms of that agreement, the Distributor has assigned to MVA the fees which may be payable from time to time to the Distributor under the Distribution and Services Plan for Investor B Shares and the contingent deferred sales charges payable to the Distributor with respect to Investor B Shares.

       ADMINISTRATIVE SERVICES PLANS. As stated in the applicable Prospectuses, separate Administrative Services Plans have been adopted with respect to Trust shares and Institutional shares of the Portfolios. Pursuant to each Plan and the Distribution and Services Plans described above, the Fund may enter into Servicing Agreements with banks, trust departments, and other financial institutions ("Trust Servicing Agreements") and with broker-dealers and other organizations ("Servicing Agreements") that purchase Trust shares, Institutional shares, Investor A Shares or Investor B Shares of a Portfolio, respectively. The Servicing Agreements provide that the Service Organizations will render certain shareholder administrative support services to their customers who are the record or beneficial owners of Trust Shares, Institutional shares, Investor A Shares or Investor B Shares, respectively. Services provided pursuant to the Servicing Agreements may include some or all of the following services: (i) processing dividend and distribution payments from the Portfolios on behalf of customers; (ii) providing information periodically to customers showing their positions in Trust, Institutional, Investor A Shares or Investor B Shares; (iii) arranging for bank wires; (iv) responding to routine customer inquiries relating to services performed by the particular Service Organization; (v) providing sub-accounting with respect to shares owned of record or beneficially by customers or the information necessary for sub-accounting; (vi) as required by law, forwarding shareholder communications (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to customers; (vii) forwarding to customers proxy statements and proxies containing any proposals regarding Servicing Agreements or the related Plan; (viii) aggregating and processing purchase, redemption, and exchange requests from customers and placing net purchase and redemption orders with the Fund's Distributor; (ix) providing customers with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (x) maintaining records relating to each customer's share transactions; or (xi) other similar services if requested by the Fund and permitted by law. In addition, Service Organizations may also provide dedicated facilities and equipment in various local locations to serve the needs of investors, including walk-in facilities, 800 numbers, and communication systems to handle shareholder inquiries, and in connection with such facilities, provide on-site management personnel and monitoring services for their customers who have invested in Investor A or Investor B Shares, including the operation of telephone lines for daily quotations of return information.

                 For the fiscal year or period ended November 30, 1995, pursuant to the Distribution and Services Plan for Investor A Shares, the Portfolios were -charged the following amounts:


              DISTRIBUTION AND SERVICES PLAN -- INVESTOR A SHARES

                                                            Amount Paid                         Amount Paid
                                                              to the         Amount Paid       to Affiliates
        Portfolios                      Total Charged       Distributor        to MVA              of MVA
        ----------                      -------------       -----------      -----------       -------------
Money Market                              $137,460             $    0             $0             $14,620

Treasury Money Market                     $  6,872             $    0             $0             $ 1,578

Tax-Exempt Money Market(1)                $  7,090             $    0             $0             $ 1,535

Growth & Income Equity                    $ 62,142             $  874             $0             $43,313

Emerging Growth                           $ 40,545             $1,802             $0             $20,745

Government & Corporate Bond               $ 15,376             $   79             $0             $13,308

U.S. Government Securities                $ 26,948             $  559             $0             $20,188

Balanced                                  $ 23,011             $  257             $0             $18,675

International Equity                      $  3,517             $  245             $0             $ 1,306

Short-Intermediate Municipal(2)           $      0             $    0             $0             $     0

Missouri Tax-Exempt Bond1                 $ 36,453             $  378             $0             $27,151

Kansas Tax-Exempt Bond(3)                 $      0             $    0             $0             $     0

------------
(1) For the six-month period ended November 30, 1995.
(2) Commenced operations on July 10, 1995.
(3) Portfolio had not commenced operations as of November 30, 1995.

         All amounts paid under the Distribution and Servcies Plan for Investor A Shares for the fiscal year/period ended November 30, 1995 were attributable to payments to broker-dealers. For the fiscal year ended November 30, 1995, no brokers of record waived fees.

         For the period from March 1, 1995 (date of initial public offering) through November 30, 1995, pursuant to the Distribution and Services Plan for Investor B Shares of the Portfolios, the Portfolios were charged the following amounts:

               DISTRIBUTION AND SERVICES PLAN - INVESTOR B SHARES

                                                          Amount Paid                      Amount Paid
                                                             to the       Amount Paid     to Affiliates
          Portfolios                    Total Charged     Distributor        to MVA           of MVA
          ----------                    -------------     -----------     -----------     -------------
  Money Market(2)                          $    0             $0             $    0             $0

  Growth & Income Equity                   $2,730             $0             $2,730             $0

  Emerging Growth                          $1,821             $0             $1,821             $0

                                                          Amount Paid                      Amount Paid
                                                             to the       Amount Paid     to Affiliates
          Portfolios                    Total Charged     Distributor        to MVA           of MVA
          ----------                    -------------     -----------     -----------     -------------

Government & Corporate Bond                $  324             $0             $  324             $0

U.S. Government Securities                 $  112             $0             $  112             $0

Balanced                                   $  126             $0             $  126             $0

International Equity                       $  271             $0             $  271             $0

Missouri Tax-Exempt Bond(1)                $1,452             $0             $1,452             $0

Kansas Tax-Exempt Bond(2)                  $    0             $0             $    0             $0

--------
(1) For the six-month period ended November 30, 1995.
(2) Portfolio had not commenced operations as of November 30, 1995.

         For the fiscal year or period ended November 30, 1995, pursuant to the Administrative Services Plan for Trust shares, the Portfolios were charged the following amounts:


                   ADMINISTRATIVE SERVICES PLAN - TRUST SHARES

                                                             Amount Paid                      Amount Paid
                                                               to the       Amount Paid      to Affiliates
           Portfolios                     Total Charged     Administrator      to MVA            of MVA
           ----------                     -------------     -------------   -----------      -------------
Money Market                                 $378,044             $0             $0             $378,044

Treasury Money Market                        $150,278             $0             $0             $150,278

Tax-Exempt Money Market(1)                   $  5,937             $0             $0             $  5,937

Growth & Income Equity                       $      0             $0             $0             $      0

Emerging Growth                              $      0             $0             $0             $      0

Government & Corporate Bond                  $      0             $0             $0             $      0

U.S. Government Securities                   $      0             $0             $0             $      0

Balanced                                     $      0             $0             $0             $      0

International Equity                         $      0             $0             $0             $      0

Short-Intermediate Municipal(2)              $      0             $0             $0             $      0

Missouri Tax-Exempt Bond(1)                  $      0             $0             $0             $      0

                                                             Amount Paid                      Amount Paid
                                                               to the       Amount Paid      to Affiliates
           Portfolios                     Total Charged     Administrator      to MVA            of MVA
           ----------                     -------------     -------------   -----------      -------------
Kansas Tax-Exempt Bond(3)                    $      0             $0             $0             $      0

-------
(1) For the six month period ended through November 30, 1995.
(2) Commenced operations on July 10, 1995.
(3) Portfolio had not commenced operations as of November 30, 1995.

       For the fiscal year ended November 30, 1995, pursuant to the Administrative Services Plan for Institutional shares, the Portfolios paid the following amounts:

               ADMINISTRATIVE SERVICES PLAN - INSTITUTIONAL SHARES


                                                            Amount Paid                           Amount paid
                                                              to the          Amount Paid        to Affiliates
           Portfolios                    Total Charged     Administrator         to MVA             of MVA
           ----------                    -------------     -------------      -----------        -------------
Money Market                                $28,854             $0                $0                $28,854

Treasury Money Market                       $    36             $0                $0                $    36

Growth & Income Equity                      $83,607             $0                $0                $83,607

Emerging Growth                             $30,538             $0                $0                $30,538

Government & Corporate Bond                 $20,784             $0                $0                $20,784

U.S. Government Securities                  $ 1,291             $0                $0                $ 1,291

Balanced                                    $84,400             $0                $0                $84,400

International Equity                        $ 4,305             $0                $0                $ 4,305

       For the fiscal year ended November 30, 1995, the Administrator, MVA and/or various service organizations waived no fees with respect to the Administrative Services Plans.

       OTHER PLAN INFORMATION. The Board of Directors has approved each Plan and its respective arrangements with the Distributor, Service Organizations and broker-dealer based on information provided by the Fund's service contractors that there is a reasonable likelihood that these Plans and arrangements will benefit the Portfolios and their shareholders. Pursuant to each Plan, the Board of Directors reviews, at least quarterly, a written report of the amounts of distribution fees and servicing fees expended pursuant to each Plan and the Service Organizations and the purposes for which the expenditures were made. So long as the Fund has one or more of the above described Plans in effect, the selection and nomination of the members of the Board of Directors who are not "interested persons" (as defined in the 1940 Act) of the Fund will be committed to the discretion of such Disinterested Directors.

       Depending upon the terms governing the particular customer accounts, Service Organizations and other institutions may also charge their customers directly for cash management and other services provided in connection with the accounts, including, for example, account maintenance fees, compensating balance requirements, or fees based upon account transactions, assets, or income. An investor should therefore read the Prospectuses and this Statement of Additional Information in light of the terms of his or her account with a Service Organization, or other institution before purchasing shares of a Portfolio.

                              INDEPENDENT AUDITORS

       For the fiscal year or period ended November 30, 1995, KPMG Peat Marwick LLP, certified public accountants, with offices at Two Nationwide Plaza, Columbus, Ohio 43215, served as independent auditors for the Fund. KPMG Peat Marwick LLP performs an annual audit of the Fund's financial statements. Reports of its activities are provided to the Fund's Board of Directors. The financial statements dated November 30, 1995, which are incorporated by reference into this Statement of Additional Information, have been audited by KPMG Peat Marwick LLP, whose report thereon is incorporated herein by reference.


                                     COUNSEL

       Drinker Biddle & Reath (of which Mr. McConnel, Secretary of the Fund, is a partner), Suite 1100, 1345 Chestnut Street, Philadelphia, Pennsylvania 19107-3496, is counsel to the Fund and will pass upon certain legal matters on its behalf.

                                  MISCELLANEOUS


       As of March 5, 1996, Mercantile held of record 99.999% and 41.838% of the outstanding Institutional and Trust shares, respectively, in the Money Market Portfolio; 95.316% and 59.242% of the outstanding Institutional and Trust shares, respectively, in the Treasury Money Market Portfolio; 98.604% and 97.020% of the outstanding Institutional and Trust shares, respectively, in the Growth & Income Equity Portfolio; 99.012% and 63.208% of the outstanding Institutional and Trust shares, respectively, in the Emerging Growth Portfolio; 99.738% and 97.067% of the outstanding Institutional and Trust shares, respectively, in the Government & Corporate Bond Portfolio; 99.998% and 93.391% of the outstanding Institutional and Trust shares, respectively, in the U.S. Government Securities Portfolio; 99.895% and 96.143% of the outstanding Institutional and Trust shares, respectively, in the Balanced Portfolio; 97.578% and 94.549% of the outstanding Institutional and Trust shares, respectively, in the International Equity Portfolio; 99.850% of the outstanding Trust shares in the Short-Intermediate Municipal Portfolio; 74.877% of the outstanding Trust shares in the Tax-Exempt Money Market Portfolio; and 99.999% of the outstanding Trust shares in the Missouri Tax-Exempt Bond Portfolio, as fiduciary or agent on behalf of its customers. Mercantile is a wholly owned subsidiary of Mercantile Bancorporation Inc., a Missouri corporation. Under the 1940 Act, Mercantile may be deemed to be a controlling person of the Fund.

       As of the same date, the following institutions also owned of record 5% or more of the Money Market Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - First Fidelity Bank NA, Broad & Walnut Streets, Philadelphia, PA 19109 (13.672%); Hawaiian Trust Company Ltd., 783 Funds Accounting, P.O. Box 3170, Honolulu, HI 96802- 3170 (10.219%);
Mercantile Bank NA Trust, Trust Securities Unit 17-1, Attn: Dede Clark, P.O. Box 387 Main Post Office, St. Louis, MO 63166 (41.838%); Institutional Shares - Mercantile Bank St. Louis NA, Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166 (99.999%); Investor A Shares - BHC Securities, Attn: Cash Balance Sweep Dept., One Commerce Square, 11th Floor, 2005 Market Street, Philadelphia, PA 19103 (90.354%); Mercantile Investment Services, Inc., Firm Capital Account, Attn: Judy Horbelt, P.O. Box 790121, St. Louis, MO 63179-0121 (6.033%);

       As of the same date, the following institutions also owned of record 5% or more of the Treasury Money Market Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - American Trust Co. of Hawaii Inc., Trust Short-Term Investment Fund, P.O. Box 3170, Honolulu, HI 96802-3170 (7.408%); Hawaiian Trust Company Ltd., 783 Funds Accounting, P.O. Box 3170, Honolulu, HI 96802-3170 (9.009%); Express Scripts, Inc., Attn: Joe Plum, 14000 Riverport Drive, Maryland Heights, MO 63043 (5.500%); City of St. Louis, Airport Revenue Fund, Attn: Kenneth L. Below, Room 2200 City Hall, 101 S. Tucker, St. Louis, MO 63013 (8.867%); Mercantile Bank NA Trust, Trust Securities Unit 17-1, Attn: Dede Clark, P.O. Box 387 Main Post Office, St. Louis, MO 63166 (59.242%); Institutional Shares - Mercantile Bank St. Louis NA, Attn: Trust

Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166 (95.316%); Investor A Shares - BHC Securities Inc., Attn: Cash Balance Sweep Dept., 1 Commerce Square, 11th Floor, 2005 Market Street, Philadelphia, PA 19103 (79.319%); Mercantile Bank of St. Louis NA, Custodian Richard E. Crippa Rollover IRA, 2948 Castelford Drive, Florissant, MO 63033 (16.570%).

       As of the same date, the following institutions also owned of record 5% or more of the Tax-Exempt Money Market Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - Hawaiian Trust Company Ltd., 783 Funds Accounting, P.O. Box 3170, Honolulu, HI 96802-3170 (10.790%); Mercantile Bank NA Trust, Trust Securities Unit 17-1, Attn: Dede Clark, P.O. Box 387 Main Post Office, St. Louis, MO 63166 (74.877%); Investor A Shares - BHC Securities Inc., Attn: Cash Balance Sweep Dept., 1 Commerce Square, 11th Floor, 2005 Market Street, Philadelphia, PA 19103 (87.226%); Charles H. Weiss, Trustee Charles H. Weiss Trust, UA Dated 08/15/72, 1209 Washington Avenue, St. Louis, MO 63103-1934 (11.114%).

       As of the same date, the following institutions also owned of record 5% or more of the International Equity Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - Olive & Company, Attn:
Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (40.367%); Locust & Company, Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166 (54.182%); Boat & Co., P.O. Box 14737, St. Louis, MO 63178-4737 (5.248%);
Institutional Shares Locust and Company, Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166 (97.578%); Investor A Shares - BHC Securities Inc., Trade House Acct., 2005 Market Street, Philadelphia, PA 19103 (51.338%); Frances Dakers, 200 E. 89th St., 28D, New York, NY 10128 (16.506%); Investor B Shares - BHC Securities, Inc., FAO 24252597, Attn: Mutual Funds Dept., One Commerce Square, Suite 1200, Philadelphia, PA 19103 (5.566%); BHC Securities, Inc., FAO 24104352, Attn: Mutual Funds Dept., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103 (5.572%); Mercantile Bank of St. Louis NA, Custodian Glenn Richard Chitwood IRA, 965 Weathervane Lane, Troy, IL 62294 (9.704%); BHC Securities Inc., FAO 24283805, Attn: Mutual Funds Dept., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103 (5.237%).

                 As of the same date, the following institutions also owned of record 5% or more of the Growth & Income Equity Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - Locust & Company, Mercantile Bank St. Louis NA, Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (77.844%); Olive & Company, Mercantile Bank St. Louis NA, Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (19.176%); Institutional

Shares - Locust & Company, Mercantile Bank St. Louis NA, Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166 (98.604%); Investor A Shares -BHC Securities Inc., Trade House Account, Attn: Mutual Fund Dept., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 (29.835%); Investor B Shares
- BHC Securities Inc., FAO 24282580, Attn: Mutual Funds Dept., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103 (6.353%).

       As of the same date, the following institutions also owned of record 5% or more of the Emerging Growth Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - State Street Bank & Trust Co., Trustee Pioneer Hi-Bred International Savings Plan Trust, One Enterprise Drive, Mail Stop D13, North Quincy, MA 02171 (12.498%); Olive & Company, Mercantile Bank St. Louis NA, Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (13.879%); American Bar Endowment, 750 North Lake Shore Drive, Chicago, IL 60611 (6.330%); Locust & Company, Mercantile Bank St. Louis NA, Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (49.329%); Institutional Shares - Locust & Company, Mercantile Bank St. Louis NA, Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166 (99.012%); Investor A Shares - BHC Securities Inc., Trade House Account, Attn:
Mutual Funds Dept., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 (39.210%).

       As of the same date, the following institutions also owned of record 5% or more of the U.S. Government Securities Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - First American Bank of Louisiana, Attn: Gerald Ferrar, P.O. Box 7232, Monroe, LA 71211 (6.167%); Locust & Company, Mercantile Bank St. Louis NA, Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (59.936%); Olive & Company,
Mercantile Bank St. Louis NA, Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (33.455%); Institutional Shares - Locust & Company, Mercantile Bank St. Louis NA, Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166 (99.998%); Investor A Shares - BHC Securities Inc., Trade House Account, Attn: Mutual Funds Dept., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 (13.688%); Mercantile Bank of St. Louis NA, Custodian Edmund C. Albrecht, Jr. IRA, 17 Outer Ladue Dr., St. Louis, MO 63131 (5.364%); Mercantile Bank of St. Louis NA, Custodian Robert W. Davis Rollover IRA, 818 Broadway, Elsberry, MO 63343-1109 (5.920%); Investor B Shares - BHC Securities Inc., FAO 24297242, Attn: Mutual Funds Dept., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103 (7.032%); BHC Securities Inc., FAO 24130191, Attn: Mutual Funds Dept., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103 (21.082%); BHC Securities Inc., FAO 24248505, Attn: Mutual

Funds Dept., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103 (6.281%); Mercantile Bank of St. Louis NA, Custodian Richard Dell Woods, SEP IRA, 3114 Pickett Road, St. Joseph, MO 64503 (5.639%); BHC Securities Inc., FAO 24297609, Attn: Mutual Funds Dept., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103 (6.245%).

       As of the same date, the following institutions also owned of record 5% or more of the Balanced Portfolio's outstanding share as fiduciary or agent on behalf of their customers: Trust Shares - Locust & Company, Mercantile Bank St. Louis NA, Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (96.143%); Institutional Shares - Locust & Company, Mercantile Bank St. Louis NA, Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166 (99.895%); Investor A Shares - Mercantile Bank of St. Louis NA, Custodian Edmund
J. Markevicius Rollover IRA, 17 Agate Avenue, Worcester, MA 01604 (6.503%); BHC Securities Inc., Trade House Account, Attn: Mutual Funds Dept., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 (19.059%); Investor B Shares
- Mercantile Bank of St. Louis NA, Custodian Richard Dell Wood SEP IRA, 3114 Pickett Road, St. Joseph, MO 64503 (16.477%); BHC Securities Inc., FAO 24123548,
Attn: Mutual Funds Dept., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103 (12.889%); Mercantile Bank of St. Louis, NA Custodian Edmund Frances CODR, Rollover IRA, 2820 South 42nd Street, St. Joseph, MO 64503 (9.393%); Mercantile Bank of St. Louis, NA Custodian David J. Neumann, IRA, 2330 Goff Avenue, St. Joseph, MO 64505 (13.437%); Mercantile Bank of St. Louis, NA Custodian Robert L. Barnes, IRA, 2307 Coventry Glenn Court, Chesterfield, MO 63017 (7.756%).

       As of the same date, the following institutions also owned of record 5% or more of the Government & Corporate Bond Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - Locust & Company, Mercantile Bank St. Louis NA, Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (57.955%); Olive & Company, Mercantile Bank St. Louis NA, Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (39.112%); Institutional Shares - Locust & Company, Mercantile Bank St. Louis NA, Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166 (99.738%); Investor A Shares -BHC Securities Inc., Attn: Mutual Funds Dept., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 (13.505%); Investor B Shares - Mercantile Bank of St. Louis NA, Custodian Edmund Frances CODR, Rollover IRA, 2820 South 42nd Street, St. Joseph, MO 64503 (11.313%); BHC Securities Inc., FAO 24284744, Attn: Mutual Funds Dept., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103 (5.561%); BHC Securities Inc., FAO 24294267, Attn: Mutual Funds Dept., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103 (11.574%); BHC Securities Inc., FAO 24297770, Attn: Mutual

Funds Dept., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103 (24.510%); Mercantile Bank of St. Louis NA, Custodian Edwin C. Hogrebe, IRA, 5537 Goethe, St. Louis, MO 63109 (5.531%); Lloyd R. Updegraff and Mildred
L. Updegraff, JTWROS T.O.D. Snyder, Route 1, Box 540, Gower, MD 64454 (7.761%).

       As of the same date, the following institutions also owned of record 5% or more of the Short - Intermediate Municipal Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - Locust & Company, Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166 (7.459%); Olive & Company, Attn: Trust Securities Unit 17-1, P.O. Box 387, St. Louic, MO 63166-0387 (92.391%); Investor A Shares - Ben J. Fazio and Antonina Fazio, JTWROS, 9912 Emil Avenue, St. Louis, MO 63126 (99.109%).

       As of the same date, the following institutions also owned of record 5% or more of the Missouri Tax-Exempt Bond Portfolio's outstanding shares as fiduciary or agent on behalf of their customers: Trust Shares - Locust & Company, Mercantile Bank St. Louis NA, Trust Securities Unit 17-1, P.O. Box 387, St. Louis, MO 63166-0387 (21.710%); Olive & Company, Mercantile Bank St. Louis NA, Trust Securities Unit 17-1, P.O. Box 387, St. Louis MO 63166-0387 (78.289%); Investor A Shares - BHC Securities Inc., Trade House Account, Attn: Mutual Funds Dept., One Commerce Square, 2005 Market Street, Philadelphia, PA 19103 (28.274%); Investor B Shares - BHC Securities Inc., FAO 24126820, Attn: Mutual Funds Dept., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103 (13.734%); BHC Securities Inc., FAO 24131119, Attn: Mutual Funds Dept., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103 (7.401%); BHC Securities Inc., FBO 24282580, Attn: Mutual Funds Dept., 100 N. 20th Street, Philadelphia, PA 19103 (5.677%); BHC Securities Inc. FAO 24286677,
Attn: Mutual Funds Dept., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103 (11.275%); BHC Securities Inc., FAO 24290504, Attn:
Mutual Funds Dept., One Commerce Square, 2005 Market Street, Suite 1200, Philadelphia, PA 19103 (18.743%).


       On the basis of information received from these institutions, the Fund believes that substantially all of the shares owned of record were also beneficially owned by these institutions because they possessed or shared voting or investment power with respect to such shares on behalf of their underlying accounts.

                              FINANCIAL STATEMENTS


       The Fund's Annual Report to Shareholders for the fiscal year or period ended November 30, 1995 has been filed with the

Securities and Exchange Commission. The financial statements in such Annual Report (the "Financial Statements") are incorporated into this Statement of Additional Information by reference. The Financial Statements included in such Annual Report have been audited by the Fund's independent accountants, KPMG Peat Marwick LLP, whose report thereon also appears in such Annual Report and is incorporated herein by reference. The Financial Statements in such Annual Report have been incorporated herein in reliance upon such report given upon the authority of such firm as experts in accounting and auditing.

                                   APPENDIX A


COMMERCIAL PAPER RATINGS

       A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt considered short-term in the relevant market. The following summarizes the rating categories used by Standard and Poor's for commercial paper:

       "A-1" - Issue's degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted "A-1+."

       "A-2" - Issue's capacity for timely payment is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

       "A-3" - Issue has an adequate capacity for timely payment. It is, however, somewhat more vulnerable to the adverse effects of changes and circumstances than an obligation carrying a higher designation.

       "B" - Issue has only a speculative capacity for timely payment.

       "C" - Issue has a doubtful capacity for payment.

       "D" - Issue is in payment default.

       Moody's commercial paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of 9 months. The following summarizes the rating categories used by Moody's for commercial paper:

       "Prime-1" - Issuer or related supporting institutions are considered to have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earning coverage of fixed financial charges and high internal cash generation; and well established access to a range of financial markets and assured sources of alternate liquidity.

       "Prime-2" - Issuer or related supporting institutions are considered to have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternative liquidity is maintained.

       "Prime-3" - Issuer or related supporting institutions have an acceptable capacity for repayment of short-term promissory obligations. The effects of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

       "Not Prime" - Issuer does not fall within any of the Prime rating categories.

       The three rating categories of Duff & Phelps for investment grade commercial paper and short-term debt are "D-1," "D-2" and "D-3." Duff & Phelps employs three designations, "D-1+," "D-1" and "D-1-," within the highest rating category. The following summarizes the rating categories used by Duff & Phelps for commercial paper:

       "D-1+" - Debt possesses highest certainty of timely payment. Short-term liquidity, including internal operating factors and/or access to alternative sources of funds, is outstanding, and safety is just below risk-free U.S. Treasury short-term obligations.

       "D-1" - Debt possesses very high certainty of timely payment. Liquidity factors are excellent and supported by good fundamental protection factors. Risk factors are minor.

       "D-1-" - Debt possesses high certainty of timely payment. Liquidity factors are strong and supported by good fundamental protection factors. Risk factors are very small.

       "D-2" - Debt possesses good certainty of timely payment. Liquidity factors and company fundamentals are sound. Although ongoing funding needs may enlarge total financing requirements, access to capital markets is good. Risk factors are small.

       "D-3" - Debt possesses satisfactory liquidity, and other protection factors qualify issue as investment grade. Risk factors are larger and subject to more variation. Nevertheless, timely payment is expected.

       "D-4" - Debt possesses speculative investment characteristics. Liquidity is not sufficient to ensure against disruption in debt service. Operating factors and market access may be subject to a high degree of variation.

       "D-5" - Issuer has failed to meet scheduled principal and/or interest payments.

       Fitch short-term ratings apply to debt obligations that are payable on demand or have original maturities of up to three years. The following summarizes the rating categories used by Fitch for short-term obligations:

       "F-1+" - Securities possess exceptionally strong credit quality. Issues assigned this rating are regarded as having the strongest degree of assurance for timely payment.

       "F-1" - Securities possess very strong credit quality. Issues assigned this rating reflect an assurance of timely payment only slightly less in degree than issues rated "F-1+."

       "F-2" - Securities possess good credit quality. Issues assigned this rating have a satisfactory degree of assurance for timely payment, but the margin of safety is not as great as the "F-1+" and "F-1" categories.

       "F-3" - Securities possess fair credit quality. Issues assigned this rating have characteristics suggesting that the degree of assurance for timely payment is adequate; however, near-term adverse changes could cause these securities to be rated below investment grade.

       "F-S" - Securities possess weak credit quality. Issues assigned this rating have characteristics suggesting a minimal degree of assurance for timely payment and are vulnerable to near-term adverse changes in financial and economic conditions.

       "D" - Securities are in actual or imminent payment default.

       Fitch may also use the symbol "LOC" with its short-term ratings to indicate that the rating is based upon a letter of credit issued by a commercial bank.

       Thomson BankWatch short-term ratings assess the likelihood of an untimely or incomplete payment of principal or interest of unsubordinated instruments having a maturity of one year or less which is issued by United States commercial banks, thrifts and non-bank banks; non-United States banks; and broker-dealers. The following summarizes the ratings used by Thomson BankWatch:


       "TBW-1" - This designation represents Thomson BankWatch's highest rating category and indicates a very high degree of likelihood that principal and interest will be paid on a timely basis.

       "TBW-2" - This designation indicates that while the degree of safety regarding timely payment of principal and interest is strong, the relative degree of safety is not as high as for issues rated "TBW-1."

       "TBW-3" - This designation represents the lowest investment grade category and indicates that while the debt is more susceptible to adverse developments (both internal and external) than obligations with higher ratings, capacity to service principal and interest in a timely fashion is considered adequate.

       "TBW-4" - This designation indicates that the debt is regarded as non-investment grade and therefore speculative.

       IBCA assesses the investment quality of unsecured debt with an original maturity of less than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for short-term debt ratings:


       "A1+" - Obligations supported by the highest capacity for timely repayment.


       "A1" - Obligations are supported by a strong capacity for timely repayment.


       "A2" - Obligations are supported by a satisfactory capacity for timely repayment, although such capacity may be susceptible to adverse changes in business, economic or financial conditions.

       "A3" - Obligations are supported by a satisfactory capacity for timely repayment. Such capacity is more susceptible to adverse changes in business, economic or financial conditions than for obligations in higher categories.

       "B" - Obligations for which the capacity for timely repayment is susceptible to adverse changes in business, economic or financial conditions.

       "C" - Obligations for which there is an inadequate capacity to ensure timely repayment.

       "D" - Obligations which have a high risk of default or which are currently in default.

CORPORATE AND MUNICIPAL LONG-TERM DEBT RATINGS

       The following summarizes the ratings used by Standard & Poor's for corporate and municipal debt:

       "AAA" - This designation represents the highest rating assigned by Standard & Poor's to a debt obligation and indicates an extremely strong capacity to pay interest and repay principal.

       "AA" - Debt is considered to have a very strong capacity to pay interest and repay principal and differs from AAA issues only in small degree.

       "A" - Debt is considered to have a strong capacity to pay interest and repay principal although such issues are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

       "BBB" - Debt is regarded as having an adequate capacity to pay interest and repay principal. Whereas such issues normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

       "BB," "B," "CCC," "CC" and "C" - Debt is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

       "BB" - Debt has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

       "B" - Debt has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

       "CCC" - Debt has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

       "CC" - This rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" rating.

       "C" - This rating is typically applied to debt subordinated to senior debt which is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

       "CI" - This rating is reserved for income bonds on which no interest is being paid.

       "D" - Debt is in payment default. This rating is used when interest payments or principal payments are not made on the date due, even if the applicable grace period has not expired, unless S & P believes such payments will be made during such grace period. "D" rating is also used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

       PLUS (+) OR MINUS (-) - The ratings from "AA" through "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

       "r" - This rating is attached to highlight derivative, hybrid, and certain other obligations that S & P believes may experience high volatility or high variability in expected returns due to non-credit risks. Examples of such obligations are: securities whose principal or interest return is indexed to equities, commodities, or currencies; certain swaps and options; and interest only and principal only mortgage securities.

       The following summarizes the ratings used by Moody's for corporate and municipal long-term debt:

       "Aaa" - Bonds are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

       "Aa" - Bonds are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.

       "A" - Bonds possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment sometime in the future.

       "Baa" - Bonds considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

       "Ba," "B," "Caa," "Ca," and "C" - Bonds that possess one of these ratings provide questionable protection of interest and principal ("Ba" indicates some speculative elements; "B" indicates a general lack of characteristics of desirable investment; "Caa" represents a poor standing; "Ca" represents obligations which are speculative in a high degree; and "C" represents the lowest rated class of bonds). "Caa," "Ca" and "C" bonds may be in default.

       Con. (---) - Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operation experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

       Moody's applies numerical modifiers 1, 2 and 3 in each generic classification from "Aa" to "B" in its bond rating system. The modifier 1 indicates that the issuer ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issuer ranks at the lower end of its generic rating category.

       The following summarizes the long-term debt ratings used by Duff & Phelps for corporate and municipal long-term debt:

       "AAA" - Debt is considered to be of the highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

       "AA" - Debt is considered of high credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

       "A" - Debt possesses protection factors which are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

       "BBB" - Debt possesses below average protection factors but such protection factors are still considered sufficient for prudent investment. Considerable variability in risk is present during economic cycles.

       "BB," "B," "CCC," "DD," and "DP" - Debt that possesses one of these ratings is considered to be below investment grade. Although below investment grade, debt rated "BB" is deemed likely to meet obligations when due. Debt rated "B" possesses the risk that obligations will not be met when due. Debt rated "CCC" is well below investment grade and has considerable uncertainty as to timely payment of principal, interest or preferred dividends. Debt rated "DD" is a defaulted debt obligation, and the rating "DP" represents preferred stock with dividend arrearages.

       To provide more detailed indications of credit quality, the "AA," "A," "BBB," "BB" and "B" ratings may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major categories.

       The following summarizes the highest four ratings used by Fitch for corporate and municipal bonds:

       "AAA" - Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

       "AA" - Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+."

       "A" - Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

       "BBB" - Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have an adverse impact on these bonds, and therefore, impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

       "BB," "B," "CCC," "CC," "C," "DDD," "DD," and "D" - Bonds that possess one of these ratings are considered by Fitch to be speculative investments. The ratings "BB" to "C" represent Fitch's assessment of the likelihood of timely payment of principal and interest in accordance with the terms of obligation for bond issues not in default. For defaulted bonds, the rating "DDD" to "D" is an assessment of the ultimate recovery value through reorganization or liquidation.

       To provide more detailed indications of credit quality, the Fitch ratings from and including "AA" to "C" may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within these major rating categories.


       IBCA assesses the investment quality of unsecured debt with an original maturity of more than one year which is issued by bank holding companies and their principal bank subsidiaries. The following summarizes the rating categories used by IBCA for long-term debt ratings:

       "AAA" - Obligations for which there is the lowest expectation of investment risk. Capacity for timely repayment of principal and interest is substantial such that adverse changes in business, economic or financial conditions are unlikely to increase investment risk substantially.


       "AA" - Obligations for which there is a very low expectation of investment risk. Capacity for timely repayment of principal and interest is substantial. Adverse changes in business, economic or financial conditions may increase investment risk albeit not very significantly.

       "A" - Obligations for which there is a low expectation of investment risk. Capacity for timely repayment of principal and interest is strong, although adverse changes in business, economic or financial conditions may lead to increased investment risk.

       "BBB" - Obligations for which there is currently a low expectation of investment risk. Capacity for timely repayment of principal and interest is adequate, although adverse changes in business, economic or financial conditions are more likely to lead to increased investment risk than for obligations in higher categories.

       "BB," "B," "CCC," "CC," and "C" - Obligations are assigned one of these ratings where it is considered that speculative characteristics are present. "BB" represents the lowest degree of speculation and indicates a possibility of investment risk developing. "C" represents the highest degree of speculation and indicates that the obligations are currently in default.

       IBCA may append a rating of plus (+) or minus (-) to a rating to denote relative status within major rating categories.


       Thomson BankWatch assesses the likelihood of an untimely repayment of principal or interest over the term to maturity of long term debt and preferred stock which are issued by United States commercial banks, thrifts and non-bank banks; nonUnited States banks; and broker-dealers. The following summarizes the rating categories used by Thomson BankWatch for long-term debt ratings:

       "AAA" - This designation represents the highest category assigned by Thomson BankWatch to long-term debt and indicates that the ability to repay principal and interest on a timely basis is extremely high.

       "AA" - This designation indicates a very strong ability to repay principal and interest on a timely basis with limited incremental risk compared to issues rated in the highest category.

       "A" - This designation indicates that the ability to repay principal and interest is strong. Issues rated "A" could be more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

       "BBB" - This designation represents Thomson BankWatch's lowest investment grade category and indicates an acceptable capacity to repay principal and interest. Issues rated "BBB" are, however, more vulnerable to adverse developments (both internal and external) than obligations with higher ratings.

       "BB," "B," "CCC," and "CC," - These designations are assigned by Thomson BankWatch to non-investment grade long-term debt. Such issues are regarded as having speculative characteristics regarding the likelihood of timely payment of principal and interest. "BB" indicates the lowest degree of speculation and "CC" the highest degree of speculation.

       "D" - This designation indicates that the long-term debt is in default.

       PLUS (+) OR MINUS (-) - The ratings from "AAA" through "CC" may include a plus or minus sign designation which indicates where within the respective category the issue is placed.

MUNICIPAL NOTE RATINGS

       A Standard and Poor's rating reflects the liquidity concerns and market access risks unique to notes due in three years or less. The following summarizes the ratings used by Standard & Poor's Ratings Group for municipal notes:

       "SP-1" - The issuers of these municipal notes exhibit very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics are given a plus (+) designation.

       "SP-2" - The issuers of these municipal notes exhibit satisfactory capacity to pay principal and interest.

       "SP-3" - The issuers of these municipal notes exhibit speculative capacity to pay principal and interest.

       Moody's ratings for state and municipal notes and other short-term loans are designated Moody's Investment Grade ("MIG") and variable rate demand obligations are designated Variable

Moody's Investment Grade ("VMIG"). Such ratings recognize the differences between short-term credit risk and long-term risk. The following summarizes the ratings by Moody's Investors Service, Inc. for short-term notes:

       "MIG-1"/"VMIG-1" - Loans bearing this designation are of the best quality, enjoying strong protection by established cash flows, superior liquidity support or demonstrated broad-based access to the market for refinancing.

       "MIG-2"/"VMIG-2" - Loans bearing this designation are of high quality, with margins of protection ample although not so large as in the preceding group.

       "MIG-3"/"VMIG-3" - Loans bearing this designation are of favorable quality, with all security elements accounted for but lacking the undeniable strength of the preceding grades. Liquidity and cash flow protection may be narrow and market access for refinancing is likely to be less well established.

       "MIG-4"/"VMIG-4" - Loans bearing this designation are of adequate quality, carrying specific risk but having protection commonly regarded as required of an investment security and not distinctly or predominantly speculative.

       "SG" - Loans bearing this designation are of speculative quality and lack margins of protection.

       Fitch and Duff & Phelps use the short-term ratings described under Commercial Paper Ratings for municipal notes.

                                   APPENDIX B

       The Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced and International Equity Portfolios may enter into futures contracts and options for hedging purposes in furtherance of their respective investment objectives as stated in the Prospectuses. Such transactions are described further in this Appendix.

I.     Interest Rate Futures Contracts.

       Use of Interest Rate Futures Contracts. Bond prices are established in both the cash market and the futures market. In the cash market, bonds are purchased and sold with payment for the full purchase price of the bond being made in cash, generally within five business days after the trade. In the futures market, only a contract is made to purchase or sell a bond in the future for a set price on a certain date. Historically, the prices for bonds established in the futures markets have tended to move generally in the aggregate in concert with the cash market prices and have maintained fairly predictable relationships. Accordingly, each Portfolio may use interest rate futures as a defense, or hedge, against anticipated interest rate changes and not for speculation. As described below, this would include the use of futures contract sales to protect against expected increases in interest rates and futures contract purchases to offset the impact of interest rate declines.

       Each Portfolio presently could accomplish a similar result to that which it hopes to achieve through the use of futures contracts by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase, or conversely, selling short-term bonds and investing in long-term bonds when interest rates are expected to decline. However, because of the liquidity that is often available in the futures market, the protection is more likely to be achieved, perhaps at a lower cost and without changing the rate of interest being earned by the Portfolio, through using futures contracts. A Portfolio would engage in an interest rate futures contract sale to maintain the income advantage from continued holding of a long-term bond while endeavoring to avoid part or all of the loss in market value that would otherwise accompany a decline in long-term securities prices. A Portfolio would engage in an interest rate futures contract purchase when it is not fully invested in long-term bonds but wishes to defer for a time the purchase of long-term bonds in light of the availability of advantageous interim investments, for example, shorter-term securities whose yields are greater than those available on long-term bonds.

       Description of Interest Rate Futures Contracts. An interest rate futures contract sale would create an obligation by the Portfolio, as seller, to deliver the specific type of financial instrument called for in the contract at a specific future time for a specified price. A futures contract purchase would create an obligation by the Portfolio, as purchaser, to take delivery of the specific type of financial instrument at a specific future time at a specific price. The specific securities delivered or taken, respectively, at settlement date, would not be determined until at or near that date. The determination would be in accordance with the rules of the exchange on which the futures contract sale or purchase was made.

       Although interest rate futures contracts by their terms call for actual delivery or acceptance of securities, in most cases the contracts are closed out before the settlement date without the making or taking of delivery of securities. Closing out a futures contract sale is effected by the Portfolio's entering into a futures contract purchase for the same aggregate amount of the specific type of financial instrument and the same delivery date. If the price in the sale exceeds the price in the offsetting purchase, the Portfolio is paid the difference and thus realizes a gain. If the offsetting purchase price exceeds the sale price, the Portfolio pays the difference and realizes a loss. Similarly, the closing out of a futures contract purchase is effected by the Portfolio's entering into a futures contract sale. If the offsetting sale price exceeds the purchase price, the Portfolio realizes a gain, and if the purchase price exceeds the offsetting sale price, the Portfolio realizes a loss.

       Interest rate futures contracts are traded in an auction environment on the floors of several exchanges principally, the Chicago Board of Trade and the Chicago Mercantile Exchange. A Portfolio would deal only in standardized contracts on recognized exchanges. Each exchange guarantees performance under contract provisions through a clearing corporation, a nonprofit organization managed by the exchange membership.

       A public market now exists in futures contracts covering various financial instruments including long-term United States Treasury Bonds and Notes; Government National Mortgage Association (GNMA) modified pass-through mortgage-backed securities; three-month United States Treasury Bills; and ninety-day commercial paper. The Portfolios may trade in any futures contract for which there exists a public market, including, without limitation, the foregoing instruments.

II.    Stock Index Futures Contracts.

       A stock index assigns relative values to the stocks included in the index and the index fluctuates with changes in the market values of the stocks included. Some stock index futures contracts are based on broad market indexes, such as the Standard & Poor's 500 or the New York Stock Exchange Composite Index. In contrast, certain exchanges offer futures contracts on narrower market indexes, such as the Standard & Poor's 100 or indexes based on an industry or market segment, such as oil and gas stocks. Futures contracts are traded on organized exchanges regulated by the Commodity Futures Trading Commission. Transactions on such exchanges are cleared through a clearing corporation, which guarantees the performance of the parties to each contract.

       A Portfolio will sell stock index futures contracts in order to offset a decrease in market value of its portfolio securities that might otherwise result from a market decline. The Portfolio may do so either to hedge the value of its portfolio as a whole, or to protect against declines, occurring prior to sales of securities, in the value of the securities to be sold. Conversely, the Portfolio will purchase stock index futures contracts in anticipation of purchases of securities. In a substantial majority of these transactions, the Portfolio will purchase such securities upon termination of the long futures position, but a long futures position may be terminated without a corresponding purchase of securities.

       In addition, the Portfolio may utilize stock index futures contracts in anticipation of changes in the composition of its portfolio holdings. For example, in the event that the Portfolio expects to narrow the range of industry groups represented in its holdings it may, prior to making purchases of the actual securities, establish a long futures position based on a more restricted index, such as an index comprised of securities of a particular industry group. The Portfolio may also sell futures contracts in connection with this strategy, in order to protect against the possibility that the value of the securities to be sold as part of the restructuring of the portfolio will decline prior to the time of sale.

III.   Futures Contracts on Foreign Currencies.

       A futures contract on foreign currency creates a binding obligation on one party to deliver, and a corresponding obligation on another party to accept delivery of, a stated quantity of a foreign currency, for an amount fixed in U.S. dollars. Foreign currency futures may be used by a Portfolio to hedge against exposure to fluctuations in exchange rates between the U.S. dollar and other currencies arising from multi-national transactions.

IV.    Margin Payments.

       Unlike when a Portfolio purchases or sells a security, no price is paid or received by the Portfolio upon the purchase or sale of a futures contract. Initially, the Portfolio will be required to deposit with the broker or in a segregated account with the Fund's custodian an amount of cash or cash equivalents, the value of which may vary but is generally equal to 10% or less of the value of the contract. This amount is known as initial margin. The nature of initial margin in futures transactions is different from that of margin in security transactions in that futures contract margin does not involve the borrowing of funds by the customer to finance the transactions. Rather, the initial margin is in the nature of a performance bond or good faith deposit on the contract which is returned to the Portfolio upon termination of the futures contract assuming all contractual obligations have been satisfied. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying instruments fluctuates making the long and short positions in the futures contract more or less valuable, a process known as marking-to-market. For example, when a Portfolio has purchased a futures contract and the price of the contract has risen in response to a rise in the underlying instruments, that position will have increased in value and the Portfolio will be entitled to receive from the broker a variation margin payment equal to that increase in value. Conversely, where a Portfolio has purchased a futures contract and the price of the future contract has declined in response to a decrease in the underlying instruments, the position would be less valuable and the Portfolio would be required to make a variation margin payment to the broker. At any time prior to expiration of the futures contract, the adviser may elect to close the position by taking an opposite position, subject to the availability of a secondary market, which will operate to terminate the Portfolio's position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Portfolio, and the Portfolio realizes a loss or gain.

V.     Other Hedging Transactions.

       Although noted above, none of the Portfolios presently intend to use interest rate futures contracts and stock index and foreign currency futures contracts (and related options) in connection with their hedging activities. Nevertheless, each of these Portfolios is authorized to enter into hedging transactions in any other futures or options contracts which are currently traded or which may subsequently become available for trading. Such instruments may be employed in connection with the Portfolios' hedging strategies if, in the judgment of the adviser, transactions therein are necessary or advisable.

VI.  Accounting Treatment.


       Accounting for futures contracts and options will be in accordance with generally accepted accounting principles.

                                   FORM N-1A

                           PART C.  OTHER INFORMATION

Item 24.  FINANCIAL STATEMENTS AND EXHIBITS
          ---------------------------------

     (a)  FINANCIAL STATEMENTS:
          ---------------------


     (1) (a) Included in Part A: Financial Highlights for Registrant's Money Market Portfolio for the fiscal years ended November 30, 1986 through November 30, 1995 (Investor A Shares and Trust Shares) and the fiscal years ended November 30, 1994 and 1995 (Institutional Shares); (ii) Treasury Money Market Portfolio for the period December 2, 1991 (commencement of operations) through November 30, 1992, the fiscal years ended November 30, 1993, 1994 and 1995 (Investor A Shares and Trust Shares); (iii) Tax-Exempt Money Market Portfolio for the period July 10, 1986 (commencement of operations) through May 31, 1987, the fiscal years ended May 31, 1988 through May 31, 1995 and the six-months ended November 30, 1995 (Trust Shares and Investor A Shares); (iv) Growth & Income Equity Portfolio for the period June 2, 1988 (commencement of operations) through November 30, 1988, the fiscal years ended November 30, 1989 through November 30, 1995 (Trust Shares and Investor A Shares), the fiscal years ended November 30, 1994 and 1995 (Institutional Shares) and the period March 1, 1995 through November 30, 1995 (Investor B Shares); (v) Government & Corporate Bond Portfolio for the period June 15, 1988 (commencement of operations) through November 30, 1988, the fiscal years ended November 30, 1989 through November 30, 1995 (Trust Shares and Investor A Shares), the fiscal years ended November 30, 1994 and 1995 (Institutional Shares) and the period March 1, 1995 through November 30, 1995 (Investor B Shares); (vi) U.S. Government Securities Portfolio for the period June 2, 1988 (commencement of operations) through November 30, 1988, the fiscal years ended November 30, 1989 through November 30, 1995 (Trust Shares and Investor A Shares), the fiscal years ended November 30, 1994 and 1995 (Institutional Shares) and the period March

             1, 1995 through November 30, 1995 (Investor B Shares); (vii) Emerging Growth Portfolio for the period May 1, 1992 (commencement of operations) through November 30, 1992, the fiscal years ended November 30, 1993, 1994 and 1995 (Trust Shares), the period May 6, 1992 (date of initial public offering) through November 30, 1992 and the fiscal years ended November 30, 1994 and 1995 (Investor A Shares), the fiscal years ended November 30, 1994 and 1995 (Institutional Shares) and the period March 1, 1995 through November 30, 1995 (Investor B Shares); (viii) Balanced Portfolio for the period April 1, 1993 (commencement of operations) through November 30, 1993 and the fiscal years ended November 30, 1994 and 1995 (Trust Shares and Investor A Shares), the fiscal years ended November 30, 1994 and 1995 (Institutional Shares) and the period March 1, 1995 through November 30, 1995 (Investor B Shares); (ix) International Equity Portfolio for the period April 4, 1994 (commencement of operations) through November 30, 1994 and the fiscal year ended November 30, 1995 (Investor A Shares, Trust Shares and Institutional Shares) and the period March 1, 1995 through November 30, 1995 (Investor B Shares); (x) Short-Intermediate Municipal Portfolio for the period July 11, 1995 (commencement of operations) through November 30, 1995 (Trust Shares); (xi) Missouri Tax-Exempt Bond Portfolio for the period July 15, 1988 (commencement of operations) through May 31, 1989, the fiscal years ended May 31, 1990 through 1995 and the six-months ended November 30, 1995 (Trust Shares and Investor A Shares) and the period March 1, 1995 through May 31, 1995 and the six-months ended November 30, 1995 (Investor B Shares).

        (b) Included in Part B: Financial Statements included in The ARCH Fund, Inc.'s Annual Report to Shareholders for the fiscal year ended November 30, 1995, as previously filed with the Commission, are incorporated herein by reference.

   (2) All required financial statements are included in Parts A and B hereof, or incorporated by reference. All other financial statements and schedules are inapplicable.


 (b)  EXHIBITS:
      --------

      (1) (a) Articles of Incorporation dated September 9, 1982.(3)

          (b) Articles Supplementary to Registrant's Articles of Incorporation dated October 28, 1982.(3)

          (c) Articles Supplementary to Registrant's Articles of Incorporation dated December 22, 1987.(3)

          (d) Articles Supplementary to Registrant's Articles of
              Incorporation dated as of October 30, 1990.(3)

          (e) Articles Supplementary to Registrant's Articles of
              Incorporation dated as of November 9, 1990.(3)

          (f) Articles Supplementary to Registrant's Articles of
              Incorporation dated as of March 19, 1991.(3)

          (g) Certificate of Correction dated April 30, 1991 to Articles Supplementary dated as of March 19, 1991.(3)

          (h) Articles Supplementary to Registrant's Articles of
              Incorporation dated as of June 25, 1991.(3)

          (i) Articles Supplementary to Registrant's Articles of
              Incorporation dated as of November 15, 1991.(3)

          (j) Articles Supplementary to Registrant's Articles of
              Incorporation dated as of January 26, 1993.(3)

          (k) Articles Supplementary to Registrant's Articles of
              Incorporation dated as of March 23, 1993.(3)

    (l) Articles Supplementary to Registrant's Articles of Incorporation dated as of March 7, 1994.(3)

    (m) Certificate of Correction dated October 17, 1994 to Articles Supplementary dated as of March 8, 1994 to Registrant's Articles of Incorporation.(3)

    (n) Articles Supplementary to Registrant's Articles of Incorporation dated as of February 22, 1995.(3)

    (o) Articles Supplementary to Registrant's Articles of Incorporation dated as of April 17, 1995.(3)

    (p) Articles Supplementary to Registrant's Articles of Incorporation dated July 7, 1995.(3)

    (q) Articles Supplementary to Registrant's Articles of Incorporation dated September 20, 1995.(3)


    (r) Form of Articles Supplementary to Registrant's Articles of Incorporation.(3)


(2) (a) By-Laws as approved and adopted by Registrant's Board of Directors are incorporated herein by reference to Exhibit (2) of Registrant's Registration Statement on Form N-1, filed on September 10, 1982.

    (b) Amendment No. 1 to Registrant's By-Laws adopted June 28, 1983 is incorporated herein by reference to Exhibit (2)(b) of Post-Effective Amendment No. 2 to Registrant's Registration Statement on Form N-1A, filed on January 20, 1984.

    (c) Amendment No. 2 to Registrant's By-Laws adopted November 23, 1987 is incorporated herein by reference to Exhibit (2)(c) of Post- Effective Amendment No. 7 to Registrant's Registration Statement on Form N-1A, filed on March 31, 1988.

(3)      None.

(4)      None.

(5) (a) Amended and Restated Advisory Agreement between Registrant and Mississippi Valley Advisors Inc. dated April 1, 1991.(3)

    (b) Addendum No. 1 to Amended and Restated Advisory Agreement between Registrant and Mississippi Valley Advisors Inc. with respect to the ARCH Treasury Money Market Portfolio, dated as of
         September 27, 1991.(3)

    (c) Addendum No. 2 to Amended and Restated Advisory Agreement between the Registrant and Mississippi Valley Advisors, Inc. with respect to the ARCH Emerging Growth Portfolio, dated as of April 1, 1992.(3)

    (d) Addendum No. 3 to Amended and Restated Advisory Agreement between the Registrant and Mississippi Valley Advisors Inc. with respect to the ARCH Balanced Portfolio dated April 1, 1993.(3)

    (e) Addendum No. 4 to Amended and Restated Advisory Agreement between Registrant and Mississippi Valley Advisors Inc. dated March 15, 1994.(3)

    (f) Addendum No. 5 to Amended and Restated Advisory Agreement between Registrant and Mississippi Valley Advisors Inc. with respect to the Short-Intermediate Municipal Portfolio dated July 10, 1995.(3)

    (g) Addendum No. 6 to Amended and Restated Advisory Agreement between Registrant and Mississippi Valley Advisors Inc. with respect to the Tax-Exempt Money Market, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios dated September 29, 1995.(3)

    (h) Form of Addendum No. 7 to Amended and Restated Advisory Agreement between Registrant and Mississippi Valley Advisors Inc. with respect to the Equity Income, National Municipal Bond and Short-Intermediate Corporate Bond Portfolios.(3)

    (i) Sub-Advisory Agreement between Mississippi Valley Advisors Inc. and Clay Finlay, Inc. dated January 25, 1994.(3)

(6) (a) Distribution Agreement between Registrant and The Winsbury Company Limited Partnership dated October 1, 1993 is incorporated herein by reference to Exhibit (6)(a) of Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A, filed November 8, 1994.

    (b) Addendum No. 1 to Distribution Agreement between the Registrant and The Winsbury Company Limited Partnership with respect to the ARCH International Equity Portfolio dated March 15, 1994 is incorporated herein by reference to Exhibit (6)(b) of Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A, filed November 8, 1994.

    (c) Addendum No. 2 to Distribution Agreement between the Registrant and The Winsbury Company Limited Partnership with respect to Investor B Shares of the non-money market Portfolios dated March 1, 1995 is incorporated herein by reference to Exhibit (6)(c) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, filed April 14, 1995.

    (d) Addendum No. 3 to Distribution Agreement between the Registrant and The Winsbury Company Limited Partnership with respect to the Short-Intermediate Municipal Portfolio and Investor B Shares of the Money Market Portfolio is incorporated herein by reference to Exhibit (6)(d) of Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, filed September 20, 1995.


    (e) Addendum No. 4 to Distribution Agreement between the Registrant and The Winsbury Company Limited Partnership with respect to the Tax-Exempt Money Market, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios dated September 29, 1995(3)

    (f) Form of Addendum No. 5 to Distribution Agreement between the Registrant and BISYS Fund Services with respect to the Equity Income, National Municipal Bond and Short-Intermediate Corporate Bond Portfolios.(3)

    (g) Amendment No. 1 to Distribution Agreement between the Registrant and The Winsbury Company Limited Partnership dated as of September 29, 1995.(1)


    (7)  None.

(8) (a) Custodian Agreement between Registrant and Mercantile Bank of St. Louis, National Association dated as of April 1, 1992 is incorporated herein by reference to Exhibit (8)(a) of Post-Effective Amendment No. 17 to Registrant's Registration Statement on Form N-1A, filed March 31, 1992.

    (b) Custody Fee Agreement between Registrant and Mercantile Bank of St. Louis, National Association dated April 1, 1995 is incorporated herein by reference to Exhibit (8)(b) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, filed April 14, 1995.

    (c) Custody Fee Agreement between Registrant and Mercantile Bank of St. Louis, National Association is incorporated herein by reference to Exhibit (8)(c) of Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, filed September 20, 1995.


    (d) Custody Fee Agreement between Registrant and Mercantile Bank of St. Louis, National Association dated September 29, 1995.(3)

    (e) Form of Custody Fee Agreement between Registrant and Mercantile Bank of St. Louis, National Association.(3)


    (f) Global Sub-Custodian Agreement among Bankers Trust Company of New York, Registrant and Mercantile Bank of St. Louis, National Association dated as of April 1, 1994 is incorporated herein by reference to Exhibit (8)(j) of Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A, filed November 8, 1994.

    (g) Securities Lending Amendment dated August 4, 1994 to Custodian Agreement dated April 1, 1992 between Registrant and Mercantile Bank of St. Louis, National Association is incorporated herein by reference to Exhibit (8)(k) of Post-Effective Amendment No. 25 to Registrant's
         Registration   Statement on Form N-1A, filed November 8, 1994.

(9) (a) Administration Agreement between Registrant and The Winsbury Service Corporation dated October 1, 1993 is incorporated herein by reference to Exhibit (9)(a) of Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A, filed November 8, 1994.

    (b) Addendum No. 1 to Administration Agreement between Registrant and The Winsbury Service Corporation with respect to the ARCH International Equity Portfolio dated March 15, 1994 is incorporated herein by reference to Exhibit (9)(b) of Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A, filed November 8, 1994.

    (c) Addendum No. 2 to Administration Agreement between Registrant and BISYS Fund Services Ohio, Inc. (formerly known as The Winsbury Service Corporation) with respect to Investor B Shares of the non-money market Portfolios dated as of March 1, 1995 is incorporated herein by reference to Exhibit (9)(c) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, filed April 14, 1995.

    (d) Addendum No. 3 to Administration Agreement between Registrant and BISYS Fund Services Ohio, Inc. with respect to the Short-Intermediate Municipal Portfolio and Investor B Shares of the Money Market Portfolio is incorporated herein by reference to Exhibit (9)(d) of Post- Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, filed September 20, 1995.


    (e) Addendum No. 4 to Administration Agreement between Registrant and BISYS Fund Services Ohio, Inc. with respect to the Tax-Exempt Money Market, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios dated September 29, 1995.(3)

    (f) Form of Addendum No. 5 to Administration Agreement between Registrant and BISYS Fund Services Ohio, Inc. with respect to the Equity Income, National Municipal Bond and Short-Intermediate Corporate Bond Portfolios.(3)


    (g) Transfer Agency Agreement between Registrant and The Winsbury Service Corporation dated October 1, 1993 is incorporated herein by reference to Exhibit (9)(c) of Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A, filed November 8, 1994.

    (h) Addendum No. 1 to Transfer Agency Agreement between Registrant and The Winsbury Service Corporation with respect to the ARCH International Equity Portfolio dated March 15, 1994 is incorporated herein by reference to Exhibit (9)(d) of Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A, filed November 8, 1994.

    (i) Addendum No. 2 to Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc. (formerly known as The Winsbury Service Corporation) with respect to Investor B Shares of the non-money market Portfolios dated as of March 1, 1995 is incorporated herein by reference to Exhibit (9)(g) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, filed April 14, 1995.

    (j) Addendum No. 3 to Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc. with respect to the Short- Intermediate Municipal Portfolio and Investor B Shares of the Money Market Portfolio is incorporated herein by reference to Exhibit (9)(i) of Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, filed September 20, 1995.


    (k) Addendum No. 4 to Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc. with respect to the Tax-Exempt Money Market, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios dated September 29, 1995.(3)

    (l) Form of Addendum No. 5 to Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc. with respect to the Equity Income, National Municipal Bond and Short-Intermediate Corporate Bond Portfolios.(3)

    (m) Amendment No. 1 to Transfer Agency Agreement between Registrant and BISYS Fund Services Ohio, Inc. dated as of September 29, 1995.(1)

    (n)  Form of Amendment No. 2 to Transfer Agency    Agreement between
         Registrant and BISYS Fund Services Ohio, Inc. dated October 1,
         1995.(3)

    (o) (1) Distribution and Services Plan (Investor A Shares) under Rule 12b-1 and Form of Agreement.

         (2) Distribution and Services Plan (Investor B Shares) under Rule 12b-1 and Form of Agreement.

         (3) Administrative Services Plan (Trust Shares) and Form of Agreement.

         (4) Administrative Services Plan (Institutional Shares) and Form of Agreement.

(10)  Opinion and consent of counsel.(2)

(11)  (a) Consent of Drinker Biddle & Reath.

      (b) Consent of KPMG Peat Marwick LLP.


(12)  None.

(13) (a) Purchase Agreement between Registrant and Shearson/American Express Inc. dated November 23, 1982, is incorporated herein by reference to Exhibit (13) of Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-1, filed on November 24, 1982.

      (b) Purchase Agreement between Registrant and The Winsbury Service Corporation dated April 1, 1994 is incorporated herein by reference to Exhibit (13)(b) of Post-Effective Amendment

         No. 25 to Registrant's Registration Statement on Form N-1A, filed November 8, 1994.

    (c) Purchase Agreements between Registrant and BISYS Fund Services Ohio, Inc. dated as of February 28, 1995 are incorporated herein by reference to Exhibit (13)(c) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, filed April 14, 1995.

    (d) Purchase Agreements between Registrant and BISYS Fund Services Ohio, Inc. dated as of July 7, 1995 are incorporated herein by reference to Exhibit (13)(d) of Post-Effective Amendment No. 31 to Registrant's Registration Statement on Form N-1A, filed September 20, 1995.


    (e) Purchase Agreements between Registrant and BISYS Fund Services Ohio, Inc. dated September 29, 1995.(3)

    (f) Form of Purchase Agreements between Registrant and BISYS Fund Services Ohio, Inc.(3)


(14)  None.

(15)  None.

(16) (a) Schedule of Computation of Performance Calculations for Investor A (formerly Investor) Shares and Trust Shares of the Money Market, Treasury Money Market, Government & Corporate Bond, Growth & Income Equity, U.S. Government Securities, Emerging Growth and Balanced Portfolio are incorporated herein by reference to Exhibit (16) of Post-Effective Amendment No. 24 to Registrant's Registration Statement on Form N-1A, filed on March 31, 1994.

     (b) Schedule of Computation of Performance Calculations for Investor A (formerly Investor), Trust and Institutional Shares of the International Equity Portfolio is incorporated herein by reference to Exhibit (16)(b) of Post-Effective Amendment No. 25 to Registrant's Registration Statement on Form N-1A, filed November 8, 1994.

    (c) Schedule of Computation of Performance Calculations for Institutional Shares of the Money Market, Treasury Money Market, Government & Corporate Bond, Growth & Income Equity, U.S. Government Securities, Emerging Growth, Balanced and International Equity Portfolios is incorporated herein by reference to Exhibit (16)(c) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, filed April 14, 1995.

    (d) Schedule of Computation of Performance Calculations for Investor B Shares of the Government & Corporate Bond, Growth & Income Equity, U.S. Government Securities, Emerging Growth, Balanced and International Equity Portfolios is incorporated herein by reference to Exhibit (16)(c) of Post-Effective Amendment No. 29 to Registrant's Registration Statement on Form N-1A, filed April 14, 1995.


    (e) Schedule of Computation of Performance Calculations for Trust Shares and Investor A Shares of the Short-Intermediate Municipal Portfolio.(1)

    (f) Schedule of Computation of Performance Calculations for Trust and Investor A Shares of the Tax-Exempt Money Market, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios and for Investor B Shares of the Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios.(3)

  (18)   Amended and Restated Plan Pursuant to Rule   18f-3 for Operation of a
         Multi-Class System.

  (27)   Financial Data Schedules.


_____________________________


(1) Filed electronically as an exhibit and incorporated herein by reference to Post-Effective Amendment No. 33 to Registrant's Registration Statement on Form N-1A (File No. 2-79285) on January 2, 1996.
(2) Filed under Rule 24f-2 as part of Registrant's Rule 24f-2 Notice on January 29, 1996.
(3) Filed electronically as an exhibit and incorporated herein by reference to Post Effective Amendment No. 34 to

     Registrant's Registration Statement on Form N-1A (File No. 2-79285) on February 28, 1996.



Item 25.  PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT
          -------------------------------------------------------------

     Registrant is controlled by its Board of Directors.

Item 26.  NUMBER OF HOLDERS OF SECURITIES
          -------------------------------

     As of February 1, 1996:

                                                                                                Number of
                   Title of Class                                                             Record Holders
                   --------------                                                             --------------

Class A Common Stock (The ARCH
  Money Market Portfolio) . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    108
Class A - Special Series 1 Common Stock
  (The ARCH Money Market
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    244
Class A - Special Series 2 Common Stock
  (The ARCH Money Market Portfolio) . . . . . . . . . . . . . . . . . . . . . . . .                      2
Class A - Special Series 3 Common Stock
  (The ARCH Money Market
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     16
Class B Common Stock (The ARCH
  (Treasury Money Market
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      7
Class B - Special Series 1 Common Stock
  (The ARCH Treasury Money Market
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     49
Class B - Special Series 2 Common Stock
  (The ARCH Treasury Money Market
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      3
Class C Common Stock (The ARCH
  Growth & Income Equity
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    957
Class C - Special Series 1 Common Stock
  (The ARCH Growth & Income Equity
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     11
Class C - Special Series 2 Common Stock
  (The ARCH Growth & Income Equity
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      4
Class C - Special Series 3 Common Stock
  (The ARCH Growth & Income Equity
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    159
Class D Common Stock (The ARCH
  Government & Corporate Bond
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    208
Class D - Special Series 1 Common Stock
  (The ARCH Government & Corporate Bond
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      6
Class D - Special Series 2 Common Stock
  (The ARCH Government & Corporate Bond
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      3
Class D - Special Series 3 Common Stock
  (The ARCH Government & Corporate Bond
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     23


                                                                                                   Number of
              Title of Class                                                                    Record Holders
              --------------                                                                    --------------
Class E Common Stock (The ARCH
  U.S. Government Securities
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    239
Class E - Special Series 1 Common Stock
  (The ARCH U.S. Government Securities
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      5
Class E - Special Series 2 Common Stock
  (The ARCH U.S. Government Securities
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      2
Class E - Special Series 3 Common Stock
  (The ARCH U.S. Government Securities
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     22
Class F Common Stock (The ARCH Emerging
  Growth Portfolio) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    779
Class F - Special Series 1 Common Stock
  (The ARCH Emerging Growth
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     19
Class F - Special Series 2 Common Stock
  (The ARCH Emerging Growth
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      3
Class F - Special Series 3 Common Stock
  (The ARCH Emerging Growth
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    142
Class G Common Stock (The ARCH Balanced
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    199
Class G - Special Series 1 Common Stock
  Common Stock (The ARCH Balanced
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      3
Class G - Special Series 2 Common Stock
  Stock (The ARCH Balanced
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      3
Class G Common Stock - Special Series 3
  Common Stock (The ARCH Balanced
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     17
Class H Common Stock (The ARCH
  International Equity
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                    131
Class H - Special Series 1 Common
  Stock - (The ARCH International Equity
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      5
Class H - Special Series 2 Common Stock
  (The ARCH International Equity
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      3
Class H - Special Series 3 Common Stock
  (The ARCH International Equity
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     49
Class I Common Stock (The ARCH
  Short-Intermediate Municipal
  Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      2
Class I - Special Series 1 Common Stock
  (The ARCH Short-Intermediate
   Municipal Portfolio) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                      4
Class J Common Stock (The ARCH Tax-Exempt
   Money Market Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     11
Class J - Special Series 1
  Common Stock (The ARCH Tax-Exempt Money
  Market Portfolio) . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .                     25
Class K Common Stock (The ARCH Missouri


                                                                                                  Number of
              Title of Class                                                                    Record Holders
              --------------                                                                    --------------
   Tax-Exempt Bond Portfolio) . . . . . . . . . . . . . . . . . . . . . . . . . . .                    533
Class K - Special Series 1
  Common Stock (The ARCH Missouri
  Tax-Exempt Bond Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . .                      3
Class K - Special Series 2
  Common Stock (The ARCH Missouri
  Tax-Exempt Bond Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . .                     25
Class L Common Stock (The ARCH Kansas
  Tax-Exempt Bond Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . .                      0
Class L - Special Series 1
  Common Stock (The ARCH Kansas
  Tax-Exempt Bond Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . .                      0
Class L - Special Series 2
  Common Stock (The ARCH Kansas
  Tax-Exempt Bond Portfolio)  . . . . . . . . . . . . . . . . . . . . . . . . . . .                      0

Item 27.   INDEMNIFICATION
           ---------------

         Indemnification of Registrant's principal underwriter, custodian and transfer agent against certain losses is provided for, respectively, in Sections 1.11 and 1.12 of the Distribution Agreement, incorporated herein by reference as Exhibit (6)(a), and Sections 24 and 18, respectively, of the Custody Agreement, incorporated herein by reference as Exhibit (8)(a) and the Transfer Agency Agreement incorporated herein by reference as Exhibit (9)(c). The Registrant has obtained from a major insurance carrier a directors' and officers' liability policy covering certain types of errors and omissions. In no event will the Registrant indemnify any of its directors, officers, employees or agents against any liability to which such person would otherwise be subject by reason of his willful misfeasance, bad faith or gross negligence in the performance of his duties, or by reason of his reckless disregard of the duties involved in the conduct of his office or under his agreement with the Registrant. Registrant will comply with Rule 484 under the Securities Act of 1933 and Release 11330 under the Investment Company Act of 1940 in connection with any indemnification.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a director, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER
          ----------------------------------------------------

         A. Mercantile Bank of St. Louis National Association ("Mercantile") is a full-service national bank located in St. Louis, Missouri. Mississippi Valley Advisors Inc. is a wholly-owned subsidiary of Mercantile and is responsible for providing advisory services to The ARCH Money Market, Treasury Money Market, Tax-Exempt Money Market, Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced, International Equity, Short-Intermediate Municipal, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios of the Registrant.

         B. The information required by this Item 28 with respect to each Director and Officer of Mercantile and Mississippi Valley Advisors Inc. is incorporated by reference to Form ADV and Schedules A and D filed by Mississippi Valley Advisors Inc. with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (File No. 801-28897).

         C. Clay Finlay, Inc. is registered as an investment adviser with the Securities and Exchange Commission and provides sub- investment advisory services to the Registrant's International Equity Portfolio.

         D. The information required by this Item 28 with respect to each Director and Officer of Clay Finlay, Inc. is included in Form ADV and Schedules A and D filed by Clay Finlay, Inc. with the Securities and Exchange Commission pursuant to the Securities Exchange Act of 1934 (File No. 801-17316).

Item 29.  PRINCIPAL UNDERWRITER
          ---------------------

         A. BISYS Fund Services Limited Partnership d/b/a BISYS Fund Services (formerly The Winsbury Company Limited Partnership) acts as distributor and its affiliate, BISYS Funds Services Ohio, Inc., acts as administrator for the Registrant. BISYS Fund Services also distributes the securities of the American Performance Funds, The Highmark Group, The Parkstone Group of Funds, The Sessions Group, the AmSouth Mutual Funds, The Coventry Group, the BB&T Mutual Funds Group, the MarketWatch Funds, The M.S.D & T Funds, Inc., The Riverfront Funds, Inc., the Pacific Capital Funds, the MMA Praxis Mutual Funds, the Mariner Funds Trust, the Mariner Mutual Funds Trust, Fountain Square Funds, the Summit Investment Trust, the Qualivest Funds and The Victory Portfolios, each of which is a management investment company.

         B. To the best of Registrant's knowledge, the partners of BISYS Fund Services are as follows:

Name and
Principal                                  Positions and                     Positions and
Business                                   Offices with                      Offices with
Address                                    BISYS Fund Services               Registrant
--------                                   -------------------               -------------
BISYS Fund Services, Inc.                  Sole General Partner              None
150 Clove Road
Little Falls, NJ 07424

WC Subsidiary Corporation                  Limited Partner                   None
150 Clove Road
Little Falls, NJ 07424

         C.      None.


Item 30.  LOCATION OF ACCOUNTS AND RECORDS
          --------------------------------

(1) Mercantile Bank of St. Louis National Association, One Mercantile Center, 8th and Locust Streets, St. Louis, MO 63101 (records relating to its functions as custodian).

(2) BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its functions as distributor).

(3) Mississippi Valley Advisors Inc., 7th and Washington Streets, 21st Floor, St. Louis, MO 63101 (records relating to its functions as investment adviser for The ARCH Money Market, Treasury Money Market, Growth & Income Equity, Emerging Growth, Government & Corporate Bond, U.S. Government Securities, Balanced, International Equity and Short-Intermediate Municipal, Tax-Exempt Money Market, Missouri Tax-Exempt Bond and Kansas Tax-Exempt Bond Portfolios).

(4) BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its function as administrator).

(5) BISYS Fund Services Ohio, Inc., 3435 Stelzer Road, Columbus, Ohio 43219 (records relating to its function as transfer agent and dividend disbursing agent).

(6) Drinker Biddle & Reath, Philadelphia National Bank Building, 1345 Chestnut Street, Philadelphia, PA 19107-3496 (Registrant's Articles of Incorporation, By-Laws and Minute Books).

(7) Clay Finlay, Inc. 200 Park Avenue, 56th Floor, New York, New York 10166 (records relating to its function as sub-investment advisor to the International Equity Portfolio).

(8) Bankers Trust Company, 16 Wall Street, New York, New York 10005 (records relating to its function as sub-custodian for the International Equity Portfolio).

Item 31.  MANAGEMENT SERVICES
          -------------------

         Inapplicable.

Item 32.  UNDERTAKINGS
          ------------

         (a) Registrant hereby undertakes to furnish each person to whom a prospectus is delivered a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                                   SIGNATURES
                                   ----------


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this registration statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment No. 35 to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of St. Louis and the State of Missouri, on the 28th day of March, 1996.


                                                   THE ARCH FUND, INC.
                                                   (Registrant)

                                                   /s/ Jerry V. Woodham
                                                   --------------------
                                                   Jerry V. Woodham
                                                   President

         Pursuant to the requirements of the Securities Act of 1933, this Registrant's Post-Effective Amendment No. 35 to its Registration Statement has been signed below by the following persons in the capacities and on the dates indicated:


    SIGNATURE                                  TITLE                                   DATE
    ---------                                  -----                                   ----
/s/ Jerry V. Woodham                       Chairman of the                         March 28, 1996
--------------------
Jerry V. Woodham                           Board and President

/s/* James C. Jacobsen                     Director                                March 28, 1996
----------------------
James C. Jacobsen

/s/* Joseph J. Hunt                        Director                                March 28, 1996
-------------------
Joseph J. Hunt

/s/* Donald E. Kiernan                     Director                                March 28, 1996
----------------------
Donald E. Kiernan

/s/* Robert M. Cox, Jr.                    Director                                March 28, 1996
-----------------------
Robert M. Cox, Jr.

/s/* Lyle L. Meyer                         Director                                March 28, 1996
------------------
Lyle L. Meyer

/s/* Ronald D. Winney                      Director & Treasurer                    March 28, 1996
---------------------
Ronald D. Winney




*By: /s/ Jerry V. Woodham
     --------------------
     Jerry V. Woodham
     Attorney-in-fact

                              THE ARCH FUND, INC.


                               Power of Attorney
                               -----------------

   Jerry V. Woodham, whose signature appears below, does hereby constitute and appoint W. Bruce McConnel, III his true and lawful attorney and agent, with full power of substitution and resubstitution, to do any and all acts and things and execute any and all instruments which said attorney and agent may deem necessary or advisable or which may be required to enable The ARCH Fund, Inc. (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statement and of any and all amendments (including post-effective amendments) to the Fund's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned on behalf of the Fund and/or as a director and/or officer of the Fund any and all amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorney and agent shall do or cause to be done by virtue hereof.



                                        /s/ Jerry V. Woodham
                                        --------------------
                                        Jerry V. Woodham


Date: March 31, 1992

                              THE ARCH FUND, INC.


                               Power of Attorney
                               -----------------

   Joseph J. Hunt, whose signature appears below, does hereby constitute and appoint Jerry V. Woodham and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The ARCH Fund, Inc. (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statement and of any and all amendments (including post-effective amendments) to the Fund's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned on behalf of the Fund and/or as a director and/or officer of the Fund any and all amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                                /s/ Joseph J. Hunt
                                                ------------------
                                                Joseph J. Hunt


Date:  October 25, 1994

                              THE ARCH FUND, INC.


                               Power of Attorney
                               -----------------

   James C. Jacobsen, whose signature appears below, does hereby constitute and appoint Jerry V. Woodham and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The ARCH Fund, Inc. (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statement and of any and all amendments (including post-effective amendments) to the Fund's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned on behalf of the Fund and/or as a director and/or officer of the Fund any and all amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                                /s/ James C. Jacobsen
                                                ---------------------
                                                James C. Jacobsen


Date:  October 25, 1994

                              THE ARCH FUND, INC.


                               Power of Attorney
                               -----------------

   Donald E. Kiernan, whose signature appears below, does hereby constitute and appoint Jerry V. Woodham and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The ARCH Fund, Inc. (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statement and of any and all amendments (including post-effective amendments) to the Fund's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned on behalf of the Fund and/or as a director and/or officer of the Fund any and all amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                                /s/ Donald E. Kiernan
                                                ---------------------
                                                Donald E. Kiernan


Date:  March 31, 1992

                              THE ARCH FUND, INC.


                               Power of Attorney
                               -----------------

   Robert M. Cox, Jr., whose signature appears below, does hereby constitute and appoint Jerry V. Woodham and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The ARCH Fund, Inc. (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statement and of any and all amendments (including post-effective amendments) to the Fund's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned on behalf of the Fund and/or as a director and/or officer of the Fund any and all amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                                /s/ Robert M. Cox, Jr.
                                                ----------------------
                                                Robert M. Cox, Jr.


Date:  March 31, 1992

                              THE ARCH FUND, INC.


                               Power of Attorney
                               -----------------

   Lyle L. Meyer, whose signature appears below, does hereby constitute and appoint Jerry V. Woodham and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The ARCH Fund, Inc. (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statement and of any and all amendments (including post-effective amendments) to the Fund's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned on behalf of the Fund and/or as a director and/or officer of the Fund any and all amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                                /s/ Lyle L. Meyer
                                                -----------------
                                                Lyle L. Meyer


Date:  March 31, 1992

                              THE ARCH FUND, INC.


                               Power of Attorney
                               -----------------

   Ronald D. Winney, whose signature appears below, does hereby constitute and appoint Jerry V. Woodham and W. Bruce McConnel, III, and either of them, his true and lawful attorneys and agents, with full power of substitution and resubstitution, to do any and all acts and things and execute any and all instruments which said attorneys and agents, or either of them, may deem necessary or advisable or which may be required to enable The ARCH Fund, Inc. (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended, and any rules, regulations, or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statement and of any and all amendments (including post-effective amendments) to the Fund's Registration Statement on Form N-1A pursuant to said Acts, including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned on behalf of the Fund and/or as a director and/or officer of the Fund any and all amendments filed with the Securities and Exchange Commission under said Acts, and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or either of them, shall do or cause to be done by virtue hereof.



                                                /s/ Ronald D. Winney
                                                --------------------
                                                Ronald D. Winney


Date:  December 1, 1994

                                EXHIBIT INDEX
                                -------------

EXHIBIT NO.      DESCRIPTION                            PAGE NO.
-----------      -----------                            --------

  9 (o)  (1)     Distribution and Services Plan
                 (Investor A Shares) under Rule
                 12b-1 and Form of Agreement.

  9 (o)  (2)     Distribution and Services Plan
                 (Investor B Shares) under Rule
                 12b-1 and Form of Agreement.

  9 (o)  (3)     Administrative Services Plan
                 (Trust Shares) and Form of
                 Agreement.

  9 (o)  (4)     Administrative Services Plan
                 (Institutional Shares) and Form
                 of Agreement.

  11(a)          Consent of Drinker Biddle & Reath.

  11(b)          Consent of KPMG Peat Marwick.

  18             Amended and Restated Plan Pursuant
                 to Rule 18f-3 for Operation of a
                 Multi-Class System.

  27             Financial Data Schedules.